UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 to September 30, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
September 30, 2017
Classes A, C, I, O, P*, R, R6 and W
Fixed-Income Funds
■ Voya GNMA Income Fund
■ Voya High Yield Bond Fund
■ Voya Intermediate Bond Fund
■ Voya Short Term Bond Fund
■ Voya Strategic Income Opportunities Fund
*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Playing the Long Game
Dear Shareholder,
As we near the end of 2017, we believe that all signs point to a healthy global economy. Growth is marching forward — not only in the U.S. but around the world. In the October issue of World Economic Outlook, the International Monetary Fund increased its 2018 gross domestic product forecasts across all developed and most emerging markets. Uncertainties linger, however; the inflation outlook across advanced economies has softened and global wage growth seems likely to remain weak.
Nonetheless, financial markets have demonstrated astounding resilience in 2017. In the face of North Korean missiles flying over Japan, extreme partisan politics and a U.S.Federal Reserve Board seemingly determined to raise interest rates with or without evidence of inflation, global markets have shrugged it all off to reach new highs.
Markets are going up yet many investors are bailing out, which is both understandable and puzzling at the same time. It’s understandable that investors who were burned by the bear market a decade ago fear it could happen again. It’s puzzling because most investors focus on market momentum, so you’d expect them to want to participate in a rising market.
There is an economic theory which argues that bull markets sow the seeds of their own demise. As gains pile up, investors become emboldened to take on greater risks, leading to asset bubbles; eventually these risks become unsustainable and markets fall back to earth, starting the cycle over. Therefore, one school of thought suggests that investors who hesitate to embrace a bull market help to keep it rising.
What does this mean for your investment goals? Regardless of where markets currently are in their cycles, we believe investors are best served by avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents, stocks and bonds. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 18, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended September 30, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 5% in 2017. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 6.72%, to record levels. (The Index returned 9.06% for the six-month period ended September 30, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.3% year-over-year in the second quarter of 2017, slightly higher than the U.S. The European Central Bank started to hint that monetary tightening was on the horizon and the region’s Economic Sentiment Indicator ended the period at the highest in a decade.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year.
Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S., the labor market continued to tighten. The September employment report showed the unemployment rate at 4.4%, near the lowest since 2001. Corporate earnings were improving (see below). After a slow first quarter, second quarter GDP growth was reported at 3.1% annualized.
The FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Perhaps the FOMC was done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. On September 26 FOMC Chair Yellen earmarked 2017’s third rate increase for December and the next day the outline of a long-awaited tax reform program was finally announced: short on details but containing a number of distinctly pro-growth proposals. September ended with some commentators even wondering whether the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.31% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 4.56%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S.Corporate Investment Grade Bond sub-index climbed 3.91%, the Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 4.19%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 7.71% during the half-year to a record close. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 13.14%. Telecommunications was the weakest sector, slipping 0.75%.
In currencies, the dollar fell 9.81% against the euro, 6.30% against the pound. While the U.S. was far ahead of those regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher. The dollar rose 1.00% against the yen, moving within a narrow trading range.
In international markets, the MSCI Japan® Index surged 10.49% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 6.33%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 2.64%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations resulted in a hung parliament.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance issubject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index	The Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya GNMA Income Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2017 (as a percentage of net assets)

U.S. Government Agency Obligations	68.8%
Collateralized Mortgage Obligations	54.7%
Commercial Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.8%
Liabilities in Excess of Other Assets*	(25.9)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Peter Guan, Ph.D., Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S.government agency or organization and are not direct obligations of the U.S.government.
Performance: For the six-month period ended September 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.18%, which included $0.01 per share return of capital, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 1.55%, for the same period.
Portfolio Specifics: Although the previous six months have been marred by geopolitical tensions, natural disasters and pockets of social unrest, the economic themes which persisted in late 2016 and early 2017 remain: global volatility and interest rates remain stubbornly low, and investor appetite for higher yields remains unchecked. During this period of persistent low volatility, generic, low coupon Agency and GNMA pools performed well, especially in the month of September.
Meanwhile, the Fund remained positioned for a modest rise in interest rates along with better carry in higher coupon, premium mortgage-backed securities (“MBS”) cash flows. Collateralized mortgage obligations (“CMO”) cash flows provided much of the outperformance during the period contributing 0.10% to excess returns as these securities offer higher carry (coupon less amortization) than comparable, generic GNMA pools.
Interest rates traded within a mild range over the period, and day-to-day volatility was suppressed. Ultimately, long-end rates finished the period modestly lower. Duration and curve position added 0.04% in performance over the period. However, other components of rates including roll-down and risk-free funding were modest detractors to performance. The Fund outperformed its benchmark before the deduction of fees and expenses, but underperformed net of fees and expenses for the reporting period.
The Fund only uses Treasury futures to hedge exposure to interest rate risk. The impact of Treasury futures hedging activity should only be viewed in terms of overall portfolio duration and curve differences to the benchmark. As stated above the contribution of returns considering duration and curve was positive for the period.
Current Strategy & Outlook: As expected, the Federal Reserve announced during its September meeting the long anticipated “Tapering” of Treasury and Agency Mortgage reinvestment programs. Beginning in October, reduced purchases will add $6bn and $4bn of Treasuries and Agency Mortgages, respectively, per month to the private market over the next quarter. Tapering will accelerate by an additional $6bn and $4bn per quarter until the terminal caps of  $30bn and $20bn of Treasury and Agency Mortgages, respectively, are reached. Despite the technical pressure of added supply to private market hands, we expect the clarity and consistency of Fed communication to allow market volatility to remain suppressed, thus, in our view contributing to continued demand for spread assets.
But what if volatility does increase? The Federal Open Market Committee (“FOMC”) is experiencing transition currently and will continue to do so over the next several months. Four members of the Board of Governors have resigned in the past year and new members are being appointed slowly. Likewise, Janet Yellen’s term as the FOMC chair concludes early in 2018. In our opinion, it is more than possible that these changes could have a significant impact on monetary policy and market volatility. We believe that any event that increases uncertainty will negatively impact generic pools disproportionately compared to more stable, off-benchmark securities.
With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that provide attractive current income while minimizing prepayment risks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of September 30, 2017 (as a percentage of net assets)

Communications	18.9%
Consumer, Non-cyclical	18.3%
Consumer, Cyclical	17.2%
Energy	13.0%
Industrials	9.8%
Basic Materials	7.3%
Technology	6.6%
Financials	5.3%
Utilities	1.3%
Consumer Discretionary	0.0%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, Matthew Toms, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.54%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned 4.19%, for the same period.
Portfolio Specifics: The Fund’s holdings in the retail sector negatively impacted performance. Hot Topic, Inc. bonds declined when the company posted a second quarter of weak earnings. We believe the company’s debt is manageable, and we anticipate some improvement in operating trends in the fourth quarter. PetSmart, Inc. was hurt by fears of the shift from in-store to online selling, and the need to issue additional debt to fund the acquisition of Chewy.com. We believe the acquisition is a positive competitive move — one that was backed by an additional equity contribution from PetSmart’s owners, but the extremely negative sentiment around the retail space suggests we will need a positive catalyst to reverse the downdraft in the bonds. Other negatives in the period included wireline telecommunications operator Windstream Holdings, which continued to report weak results despite synergistic acquisitions; cosmetics maker Revlon, Inc., which saw sales fall sharply as the company has been slow to refresh its product offering to keep pace with changing trends; and supermarket operator Tops Markets, LLC which suffered along with the rest of the sector as investors reacted to Amazon’s entry into the space through its purchase of Whole Foods.
The energy sector was the largest positive contributor during the period. Based on our belief that oil prices would remain range-bound, the Fund remained underweight energy in total and continued to favor exploration and production (“E&P”) companies and midstream pipeline operators over offshore drillers. We also favored natural gas producers such as Chesapeake Energy Corporation and Gulfport Energy Corporation over lower quality oil producers that need higher oil prices. We continue to see M&A and capital raising activity in the energy space benefit companies that own attractive assets, as was the case with fund holding LoneStar Resources, Ltd. We have become
Top Ten Holdings as of September 30, 2017* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	0.9%
HCA, Inc., 5.375%, 02/01/25	0.7%
First Data Corp., 7.000%, 12/01/23	0.7%
Valeant Pharmaceuticals International, 6.750%, 08/15/21	0.7%
Sprint Corp., 7.250%, 09/15/21	0.6%
HCA Healthcare, Inc., 6.250%, 02/15/21	0.5%
WPX Energy, Inc., 6.000%, 01/15/22	0.5%
Sprint Communications, Inc., 6.000%, 11/15/22	0.5%
MPH Acquisition Holdings LLC, 7.125%, 06/01/24	0.5%
SFR Group SA, 6.250%, 05/15/24	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
marginally more positive on oil prices amid increased signs that global inventories are moving back toward balance. We have selectively added E&P exposure and have reduced our underweight to offshore drillers. Other positives during the period included Advance Pierre Foods, Inc. which agreed to be acquired by Tyson Foods, Inc.; Valeant Pharmaceuticals, Ltd. delivered on both quarterly earnings and asset sales; and wireless telecom operator Sprint, Corp. on renewed takeover speculation.
Current Strategy & Outlook: In our view, the backdrop for corporate credit remains constructive, and we still expect to see an improved pace of growth as we move through the end of 2017. We believe earnings growth should support at least modest improvement in credit quality and keep the next default cycle beyond the horizon for some time. Macro risks remain, most notably those of the geopolitical variety and the risk that market volatility picks up as the Fed embarks on the path of shrinking its balance sheet. We believe signs of increased growth elsewhere around the globe, however, should take some pressure off the United States and the still-hesitant U.S.consumer. Spreads are near their post-crisis tights, but we believe there is still room to tighten if this scenario plays out. In our view, we are likely to see continued volatility in the retail, health care and energy sectors, which we believe will present opportunities for outperformance in coming quarters.
In keeping with our view of accelerating U.S. growth, we maintain a slight cyclical bias and an overweight to B-rated and CCC-rated credits. In our view, there will continue to be winners and losers within retail and believe we are likely to have an opportunity to buy the winners at attractive levels. We have become somewhat more positive on energy, but believe credit selection will be key as we do not believe the rising tide of modestly higher commodity prices will lift all boats. Health care is more difficult to gauge given the impact of changes in laws and regulations, but we continue to monitor developments in search of opportunities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2017 (as a percentage of net assets)

U.S. Treasury Obligations	31.2%
Corporate Bonds/Notes	25.2%
U.S. Government Agency Obligations	13.7%
Asset-Backed Securities	11.5%
Collateralized Mortgage Obligations	11.5%
Commercial Mortgage-Backed Securities	4.8%
Foreign Government Bonds	4.0%
Preferred Stock	0.1%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(2.0)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.85% compared to the Bloomberg Barclays U.S.Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 2.31% for the same period.
Portfolio Specifics: The Fund outperformed its benchmark, the Barclays U.S. Aggregate Index. Asset allocation was the primary driver of results, with security selection contributing generously as well.
Domestic bond yields see-sawed during the period. The Fed continued its path towards normalizing interest rates, hiking again at its June meeting and foregoing an increase in September in favor of announcing the path for balance sheet reduction. Nonetheless, 10-year U.S. Treasury yields declined for much of the period in reaction to soft inflation data and the market betting against another rate hike in 2017. After touching a low of 2.05% in early September, a hawkish tone from Yellen in her September Fed testimony caused rates to leap up and the 10-year ended the period at 2.33%.
Away from government markets, we maintained our constructive view that security selection in investment grade corporates would continue to perform strongly as we expected further spread tightening on the back of strong demand, particularly from foreign investors; fundamentals that are less of a headwind; and a reasonably supportive macro environment. We reduced exposure to investment grade corporates over the period. In high yield and emerging markets, positive global growth conditions and a contained U.S. dollar remained supportive of these two asset classes. We maintained our emerging markets (“EM”) allocation via sovereign bonds, but elected to take profit on our allocations to EM corporates and some high yield bonds. Both asset classes were positive contributors to performance.
Across the securitized sector, the outlook for asset-backed securities (“ABS”) was expected to be a function of broader risk sentiment, as we believed ABS would remain well bid and offer outperformance opportunities contrary to market direction. ABS fundamentals remain strong across almost all sub-sectors, fueled by a relatively well positioned consumer, access to non-mortgage credit and supportive labor market conditions. Finally, commercial mortgage-backed securities (“CMBS”) were expected to face headwinds from a surge of new supply. While some fundamentals were more stressed, we maintained our overweight based on the high quality yield advantage vs. other high quality sectors.
The Fund used swaps, options and futures in conjunction with cash bonds to manage duration and yield curve exposures. Currency forwards were used for currency management and risk mitigation. Taken together, derivative instruments and cash securities strengthened the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: Looking ahead, we expect the trend of higher yields to continue in the United States and globally. Mindful of the latest news on
Top Ten Holdings as of September 30, 2017* (as a percentage of net assets)

United States Treasury Note, 1.375%, 09/30/19	8.6%
United States Treasury Note, 1.375%, 09/15/20	7.0%
United States Treasury Bond, 2.250%, 08/15/27	5.8%
United States Treasury Note, 1.875%, 09/30/22	5.6%
United States Treasury Bond, 3.000%, 05/15/47	4.0%
Freddie Mac, 3.500%, 02/15/41	2.4%
Ginnie Mae, 3.500%, 07/20/42	1.0%
Freddie Mac 326 350, 3.500%, 03/15/44	0.9%
Fannie Mae, 3.500%, 08/01/46	0.8%
Fannie Mae, 5.000%, 08/01/56	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
reducing the size of the Fed’s balance sheet, however, we expect this tightening cycle to be a gradual process with a number of digressions along the way. We believe the door remains open for a third rate hike in December, and consequently we remain biased to a short duration position relative to the benchmark.
We believe that, in corporate bonds, the investment grade market remains well supported. However, the magnitude of additional spread tightening may be limited given the extremely strong performance over the course of 2017. We still expect to see slightly tighter spreads given the continued demand for IG credit, fundamentals that are less of a headwind and a supportive economic environment. With the global economy remaining supportive for credit investing from a macro perspective, there is little evidence of aggressive balance sheet tactics that are common in the later stages of the credit cycle that could degrade corporate balance sheets. While leverage is slowly rising, we believe it is supportable, and interest coverage remains elevated. We continue to expect returns to largely be fueled by individual security selection versus sector allocation.
In our view, the backdrop for high yield corporates remains constructive like the investment grade market, and we still expect to see an improved pace of growth as we move through the end of 2017. Earnings growth should support at least modest improvement in credit quality and keep the next default cycle beyond the horizon for some time. Macro risks remain, most notably those of the geopolitical variety and the risk that market volatility picks up as the Fed embarks on the path of shrinking its balance sheet. Signs of increased growth elsewhere around the globe, however, should take some pressure off the United States and the still-hesitant U.S. consumer. Spreads are near their post-crisis tights, but we believe there is still room to tighten if this scenario plays out. In emerging markets, growth is still on an uptrend, but momentum has been fading. External accounts (trade and capital accounts) continue to improve and we expect country differentiation to be a key driver for markets going forward.
We continue to find opportunities in both ABS and CMBS. The ABS sector continues to post modest incremental yield while demonstrating lower price sensitivity in more volatile markets. As for CMBS, current fundamentals are strong and have likely plateaued. However, the lingering impact of regulatory changes to the CMBS market appear to be fostering a more sustainable higher quality paradigm for CMBS issuance going forward. Agency mortgage-backed securities (RMBS) outperformed Treasurys during September, bringing current coupon spreads to their tightest levels since early 2013. Large, yield-based buyers could keep spreads tight as tapering ramps up; at current spread levels, however, near-term mortgage performance risk is skewed to the downside.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Investment Type Allocation as of September 30, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	47.3%
Asset-Backed Securities	16.9%
Commercial Mortgage-Backed Securities	9.0%
Collateralized Mortgage Obligations	4.3%
U.S. Government Agency Obligations	1.4%
U.S. Treasury Obligations	0.2%
Foreign Government Bonds	0.0%
Assets in Excess of Other Liabilities*	20.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2017, the Fund’s Class A shares provided a total return of 0.86% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S.1-3 Year Government/Credit Bond”), which returned 0.65%, for the same period.
Portfolio Specifics: Asset allocation was the primary driver of results while security selection added slightly and duration positioning did not materially impact performance.
U.S. Treasury yields were modestly higher over the period, as the Fed remained on track for a slow and modest pace for future rate increases. Within sector allocation, we maintained an overweight to investment grade (“IG”) credit vs. U.S. Treasury securities. In addition, the Fund maintained diversified exposures across securitized assets over the period. Our investments in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) contributed to performance, while our allocation to agency mortgage-backed securities (“MBS”) was a small detractor. Our allocation to high yield corporates also
Top Ten Holdings as of September 30, 2017* (as a percentage of net assets)

JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.588%, 08/15/46	1.0%
Ginnie Mae Series 2014-53 JM, 7.133%, 04/20/39	0.8%
Dell International LLC / EMC Corp., 3.480%, 06/01/19	0.7%
Toronto-Dominion Bank, 2.250%, 11/05/19	0.7%
PNC Bank NA, 2.400%, 10/18/19	0.6%
Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	0.6%
Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	0.6%
Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	0.6%
Ginnie Mae Series 2015-H31 FT, 1.881%, 11/20/65	0.6%
Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
benefited the portfolio, as we continued to focus on higher-quality issuers.
The Fund used swaps, options and futures in conjunction with cash bonds to manage duration and yield curve exposures. Currency forwards were used for currency management and risk mitigation. Taken together, derivative instruments and cash securities detracted from the Fund’s relative performance over the reporting period.
Current Strategy & Outlook: We expect yields to trend higher in the United States and globally, though this tightening cycle will be a gradual process, with a number of digressions along the way. We believe the door is open for a third rate hike in December, and so we remain underweight duration vs. our benchmark.
We believe that Investment grade corporate bonds remain well supported. Additional spread tightening may be limited given the strong performance over the course of 2017. However, spreads can continue to tighten given continued demand for IG credit, good fundamentals and a supportive economic environment. In addition, there is little evidence of aggressive accounting tactics that are common in the later stages of the credit cycle. While leverage is slowly rising, we believe it is supportable and interest coverage remains elevated.
Across the securitized sectors, we are keeping an eye on the agency MBS sector as the Fed normalizes its balance sheet. The ABS sector continues to add modest incremental yield with lower price sensitivity in volatile markets. Current fundamentals for CMBS are strong and have likely plateaued. However, the impact of regulatory changes to the CMBS market appear to be fostering a more sustainable, higher-quality paradigm for CMBS issuance.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Randall Parrish and David Goodson were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2017 (as a percentage of net assets)

Collateralized Mortgage Obligations	17.0%
Commercial Mortgage-Backed Securities	15.1%
Asset-Backed Securities	14.2%
Bank Loans	13.9%
Corporate Bonds/Notes	13.6%
U.S. Treasury Obligations	11.5%
Foreign Government Bonds	7.8%
U.S. Government Agency Obligations	0.0%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	6.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended September 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.73% compared to the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index” or “Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity”), which returned 0.59%, for the same period.
Portfolio Specifics: The Fund produced strong results for the reporting period and outperformed its benchmark, the Bank of Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index. The Fund’s allocations to non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer (“CRT”) securities were the largest contributors to performance, as strong fundamentals and continued momentum in the housing market supported those sectors. We continue to favor non-agency RMBS and other securitized sectors such as commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) over agency mortgages. The Fund’s overweights to high yield and senior loans were also strong contributors to returns; both sectors posted strong performance due to the rebound in oil prices and prospects for tax reform. We remain constructive on both sectors as fundamentals look decent, default risk appears low and yields are still attractive.
Finally, the Fund’s allocation to emerging market (“EM”) debt added to returns. EMs performed well thanks not only to the rebound in oil and other commodities, but even more to the continued momentum of global growth. We maintain our positive view towards EMs while stressing country differentiation, with a bias towards local currency and hard currency sovereigns and quasi-sovereigns, while avoiding idiosyncratic risks such as Venezuela and South Africa.
During the period, the Fund maintained a duration posture, below our central tendency of 2 years; this positioning did not materially affect performance. The Federal Reserve and the European Central Bank continued to assert that weak inflation data were temporary, setting the stage for gradual removal of accommodation — which was why we underweighted interest-rate risk. Markets misinterpreted Fed Chair Janet Yellen’s June testimony. While she acknowledged weaker links between a tightening labor market and inflation, she did not imply a change in the Fed’s bias to raise rates.
Top Ten Holdings as of September 30, 2017* (as a percentage of net assets)

United States Treasury Note, 1.375%, 09/30/19	9.4%
United States Treasury Note, 1.875%, 09/30/22	2.1%
Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/34	1.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1.1%
Russian Federal Bond - OFZ, 7.600%, 07/20/22	1.1%
Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/55	0.9%
COMM 2017-COR2 XA, 1.186%, 09/10/50	0.8%
Russian Federal Bond - OFZ, 7.000%, 08/16/23	0.7%
Babson CLO Ltd. 2013-IIA C, 4.554%, 01/18/25	0.6%
Russian Federal Bond - OFZ, 7.500%, 08/18/21	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund utilized interest rate swaps, foreign currency futures, U.S. Treasury futures, credit default swap indexes and credit default swaps. The use of derivatives did not have a material impact on performance.
Current Strategy & Outlook: Looking ahead, we expect the trend of higher yields to continue in the United States and globally, though this tightening cycle will be a gradual process, mindful of the latest news on reducing the size of the Fed’s balance sheet and with a number of digressions along the way. We believe the door remains open for a third rate hike in December, and consequently we retain a short duration posture relative to the benchmark.
We believe that Investment grade (“IG”) corporate bonds remain well supported, though the magnitude of additional spread tightening may be limited by the strong performance over this year. We still expect to see slightly tighter spreads given the continued demand for IG credit, fundamentals that are less of a headwind and a supportive economic environment. With the global economy remaining supportive for credit investing, there is little evidence of aggressive accounting tactics, which are common in the later stages of the credit cycle and could degrade corporate balance sheets. We continue to expect returns to be fueled largely by individual security selection rather than sector allocation.
In our view, the backdrop for high yield corporates also remains constructive and we expect to see an improved pace of growth through the end of 2017. Earnings growth should support at least modest improvement in credit quality and keep the next default cycle beyond the horizon for some time. Macro risks remain, most notably geopolitical uncertainty and the possibility that market volatility picks up as the Fed embarks on shrinking its balance sheet. Signs of increased growth elsewhere around the globe, however, should take some pressure off the U.S. and still-hesitant U.S. consumers. Spreads are near their post-crisis tights but we believe there is still room to tighten if this scenario plays out. In our opinion, emerging market growth is still on an uptrend but momentum has been fading. Trade and capital accounts continue to improve, and we expect country differentiation to be a key driver of performance.
We continue to find opportunities in both ABS and CMBS. ABS continue to offer modest, incremental yield while demonstrating lower price sensitivity, an advantage in volatile markets. CMBS fundamentals currently are strong but, in our view, likely have plateaued. Nonetheless, regulatory changes to the CMBS market appear to be fostering a more sustainable, higher-quality CMBS issuance.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund and both Brian Timberlake and Sean Banai were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*
Voya GNMA Income Fund
Class A	$1,000.00	$1,011.80	0.95%	$4.79	$1,000.00	$1,020.31	0.95%	$4.81
Class C	1,000.00	1,009.20	1.70	8.56	1,000.00	1,016.55	1.70	8.59
Class I	1,000.00	1,014.40	0.65	3.28	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,014.20	0.70	3.53	1,000.00	1,021.56	0.70	3.55
Voya High Yield Bond Fund
Class A	$1,000.00	$1,035.40	1.06%	$5.41	$1,000.00	$1,019.75	1.06%	$5.37
Class C	1,000.00	1,030.20	1.81	9.21	1,000.00	1,015.99	1.81	9.15
Class I	1,000.00	1,035.90	0.71	3.62	1,000.00	1,021.51	0.71	3.60
Class P	1,000.00	1,040.30	0.05	0.26	1,000.00	1,024.82	0.05	0.25
Class R	1,000.00	1,034.10	1.31	6.68	1,000.00	1,018.50	1.31	6.63
Class R6	1,000.00	1,037.00	0.65	3.32	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,036.60	0.81	4.14	1,000.00	1,021.01	0.81	4.10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*
Voya Intermediate Bond Fund
Class A	$1,000.00	$1,028.50	0.67%	$3.41	$1,000.00	$1,021.71	0.67%	$3.40
Class C	1,000.00	1,023.60	1.42	7.20	1,000.00	1,017.95	1.42	7.18
Class I	1,000.00	1,029.20	0.35	1.78	1,000.00	1,023.31	0.35	1.78
Class O	1,000.00	1,028.50	0.67	3.41	1,000.00	1,021.71	0.67	3.40
Class R	1,000.00	1,027.20	0.92	4.68	1,000.00	1,020.46	0.92	4.66
Class R6	1,000.00	1,030.30	0.31	1.58	1,000.00	1,023.51	0.31	1.57
Class W	1,000.00	1,028.80	0.42	2.14	1,000.00	1,022.96	0.42	2.13
Voya Short Term Bond Fund
Class A	$1,000.00	$1,008.60	0.76%	$3.83	$1,000.00	$1,021.26	0.76%	$3.85
Class C	1,000.00	1,005.90	1.51	7.59	1,000.00	1,017.50	1.51	7.64
Class I	1,000.00	1,010.10	0.50	2.52	1,000.00	1,022.56	0.50	2.54
Class R	1,000.00	1,008.40	1.01	5.09	1,000.00	1,020.00	1.01	5.11
Class R6	1,000.00	1,010.30	0.47	2.37	1,000.00	1,022.71	0.47	2.38
Class W	1,000.00	1,009.90	0.51	2.57	1,000.00	1,022.51	0.51	2.59
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,027.30	1.06%	$5.39	$1,000.00	$1,019.75	1.06%	$5.37
Class C	1,000.00	1,023.60	1.81	9.18	1,000.00	1,015.99	1.81	9.15
Class I	1,000.00	1,028.50	0.70	3.56	1,000.00	1,021.56	0.70	3.55
Class R	1,000.00	1,026.10	1.31	6.65	1,000.00	1,018.50	1.31	6.63
Class R6	1,000.00	1,028.70	0.67	3.41	1,000.00	1,021.71	0.67	3.40
Class W	1,000.00	1,028.60	0.81	4.12	1,000.00	1,021.01	0.81	4.10

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2017 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,463,450,155	$610,742,784	$4,624,461,003
Short-term investments at fair value**	29,920,184	55,308,715	1,339,360,444
Cash	62,932,016	916	82,568
Cash collateral for futures	3,121,134	—	2,349,997
Cash pledged for centrally cleared swaps (Note 2)	—	—	1,870,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	1,380,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	329,000	—	1,629,000
Foreign currencies at value***	—	—	1,407,812
Receivables:
Investment securities sold	333	222,100	32,293,963
Investment securities sold on a delayed-delivery or when-issued basis	257,190,880	—	789,120,168
Fund shares sold	4,472,510	1,903,852	21,927,641
Dividends	—	4,865	87,767
Interest	3,317,985	10,482,227	26,500,029
Unrealized appreciation on forward foreign currency contracts	—	—	307,502
Prepaid expenses	54,680	38,958	100,055
Reimbursement due from manager	10,177	—	—
Other assets	36,220	13,331	75,733
Total assets	1,824,835,274	678,717,748	6,842,953,682
LIABILITIES:
Income distribution payable	371,585	84,505	963,871
Payable for investment securities purchased	—	8,290,675	696,499,259
Payable for investment securities purchased on a delayed-delivery or when-issued basis	660,378,280	—	1,042,445,137
Payable for fund shares redeemed	1,484,917	1,421,059	2,754,150
Payable upon receipt of securities loaned	—	43,188,283	562,628,550
Unrealized depreciation on forward foreign currency contracts	—	—	2,129,740
Variation margin payable on centrally cleared swaps	—	—	77,254
Payable for investment management fees	536,179	233,465	995,092
Payable for distribution and shareholder service fees	176,028	23,002	193,874
Payable to trustees under the deferred compensation plan (Note 6)	36,220	13,331	75,733
Payable for trustee fees	5,971	3,151	20,830
Other accrued expenses and liabilities	57,669	147,175	620,577
Total liabilities	663,046,849	53,404,646	2,309,404,067
NET ASSETS	$1,161,788,425	$625,313,102	$4,533,549,615
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,171,708,868	$631,342,114	$4,598,678,339
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(5,100,417)	382,378	(5,567,132)
Accumulated net realized loss	(13,910,616)	(25,841,761)	(96,529,072)
Net unrealized appreciation	9,090,590	19,430,371	36,967,480
NET ASSETS	$1,161,788,425	$625,313,102	$4,533,549,615
+ Including securities loaned at value	$—	$42,157,132	$550,846,413
* Cost of investments in securities	$1,456,719,944	$591,311,603	$4,584,436,507
** Cost of short-term investments	$29,918,783	$55,309,525	$1,339,436,505
*** Cost of foreign currencies	$—	$—	$1,407,168
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2017 (Unaudited) (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$475,642,368	$62,749,032	$455,271,865
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	56,326,215	7,673,418	44,871,072
Net asset value and redemption price per share†	$8.44	$8.18	$10.15
Maximum offering price per share (2.50%)(1)	$8.66	$8.39	$10.41
Class C
Net assets	$93,802,658	$12,114,530	$28,486,392
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,165,205	1,481,933	2,811,844
Net asset value and redemption price per share†	$8.40	$8.17	$10.13
Class I
Net assets	$437,219,577	$184,125,224	$2,009,184,432
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	51,706,617	22,554,752	198,133,600
Net asset value and redemption price per share	$8.46	$8.16	$10.14
Class O
Net assets	n/a	n/a	$32,398,658
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	3,193,332
Net asset value and redemption price per share	n/a	n/a	$10.15
Class P
Net assets	n/a	$145,599,781	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	17,806,429	n/a
Net asset value and redemption price per share	n/a	$8.18	n/a
Class R
Net assets	n/a	$310,148	$169,667,741
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	37,910	16,702,112
Net asset value and redemption price per share	n/a	$8.18	$10.16
Class R6
Net assets	n/a	$123,344,006	$1,116,127,218
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	15,094,450	110,100,908
Net asset value and redemption price per share	n/a	$8.17	$10.14
Class W
Net assets	$155,123,822	$97,070,381	$722,413,309
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,322,486	11,855,341	71,297,598
Net asset value and redemption price per share	$8.47	$8.19	$10.13

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2017 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$85,244,015	$222,146,288
Short-term investments at fair value**	23,705,949	45,642,083
Cash	753	6,128,376
Cash collateral for futures	217,702	1,184,974
Cash pledged for centrally cleared swaps (Note 2)	—	721,000
Cash pledged as collateral for OTC derivatives (Note 2)	—	410,000
Foreign currencies at value***	54,402	6,300,592
Receivables:
Investment securities sold	1,627,922	323,627
Fund shares sold	85,838	3,954,014
Dividends	968	27,746
Interest	606,098	1,763,840
Unrealized appreciation on forward foreign currency contracts	—	827,483
Prepaid expenses	18,629	63,652
Reimbursement due from manager	9,150	13,585
Other assets	2,754	1,807
Total assets	111,574,180	289,509,067
LIABILITIES:
Income distribution payable	493	392,253
Payable for investment securities purchased	1,279,628	47,683,577
Payable for fund shares redeemed	113,713	128,252
Payable upon receipt of securities loaned	1,313,253	1,170,715
Unrealized depreciation on forward foreign currency contracts	—	1,309,259
Variation margin payable on centrally cleared swaps	—	17,366
Payable for investment management fees	39,908	121,129
Payable for distribution and shareholder service fees	2,084	10,899
Payable to trustees under the deferred compensation plan (Note 6)	2,754	1,807
Payable for trustee fees	516	959
Payable for borrowings against line of credit (Note 8)	1,041,000	—
Unfunded loan commitments (Note 11)	—	13,500
Other accrued expenses and liabilities	38,631	24,610
Total liabilities	3,831,980	50,874,326
NET ASSETS	$107,742,200	$238,634,741
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$109,793,573	$235,219,045
Undistributed net investment income	84,225	132,993
Accumulated net realized loss	(2,364,597)	(846,026)
Net unrealized appreciation	228,999	4,128,729
NET ASSETS	$107,742,200	$238,634,741
+ Including securities loaned at value	$1,282,873	$1,143,755
* Cost of investments in securities	$85,052,705	$217,435,949
** Cost of short-term investments	$23,692,935	$45,704,024
*** Cost of foreign currencies	$55,805	$6,306,873
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of September 30, 2017 (Unaudited) (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$6,624,412	$27,635,945
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	672,247	2,704,273
Net asset value and redemption price per share†	$9.85	$10.22
Maximum offering price per share (2.50%)(1)	$10.10	$10.48
Class C
Net assets	$882,246	$5,238,910
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	89,502	520,696
Net asset value and redemption price per share†	$9.86	$10.06
Class I
Net assets	$7,048,165	$79,968,269
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	715,344	7,784,978
Net asset value and redemption price per share	$9.85	$10.27
Class R
Net assets	$3,082	$4,655,469
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	313	459,318
Net asset value and redemption price per share	$9.86	$10.14
Class R6
Net assets	$93,142,398	$112,645,995
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,451,465	10,986,939
Net asset value and redemption price per share	$9.85	$10.25
Class W
Net assets	$41,897	$8,490,153
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	4,248	833,493
Net asset value and redemption price per share	$9.86	$10.19

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2017 (Unaudited)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$20,987	$488,989
Interest, net of foreign taxes withheld*	14,671,198	19,897,862	67,804,801
Securities lending income, net	—	266,153	572,637
Total investment income	14,671,198	20,185,002	68,866,427
EXPENSES:
Investment management fees	3,344,495	1,888,236	5,639,566
Distribution and shareholder service fees:
Class A	622,221	78,095	556,297
Class B(1)	51	56	165
Class C	509,321	63,512	140,420
Class O	—	—	40,893
Class R	—	714	423,685
Transfer agent fees:
Class A	183,237	50,463	235,325
Class B(1)	4	9	16
Class C	37,462	10,260	14,836
Class I	108,319	58,963	325,766
Class O	—	—	17,338
Class P	—	2,237	—
Class R	—	231	89,506
Class R6	—	1,288	7,456
Class W	54,428	76,076	367,505
Shareholder reporting expense	128,100	21,045	91,595
Registration fees	53,187	45,485	152,025
Professional fees	41,175	21,228	95,716
Custody and accounting expense	91,500	55,083	328,035
Trustee fees	17,912	9,453	62,490
Miscellaneous expense	46,095	15,711	82,047
Interest expense	—	464	10,926
Total expenses	5,237,507	2,398,609	8,681,608
Waived and reimbursed fees	(39,017)	(433,469)	—
Net expenses	5,198,490	1,965,140	8,681,608
Net investment income	9,472,708	18,219,862	60,184,819
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,732,716	3,118,377	37,007,131
Forward foreign currency contracts	—	—	179,582
Foreign currency related transactions	—	—	(719,812)
Futures	(4,230,530)	—	(2,767,335)
Swaps	—	—	9,541,305
Written options	—	—	32,349
Net realized gain	1,502,186	3,118,377	43,273,220
Net change in unrealized appreciation (depreciation) on:
Investments	2,380,639	1,983,145	20,379,144
Forward foreign currency contracts	—	—	(356,566)
Foreign currency related transactions	—	—	(20,455)
Futures	2,561,313	—	2,296,796
Swaps	—	—	(10,064,816)
Written options	—	—	255,514
Net change in unrealized appreciation (depreciation)	4,941,952	1,983,145	12,489,617
Net realized and unrealized gain	6,444,138	5,101,522	55,762,837
Increase in net assets resulting from operations	$15,916,846	$23,321,384	$115,947,656
* Foreign taxes withheld	$—	$—	$21,791

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the six months ended September 30, 2017 (Unaudited)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$8,588	$65,933
Interest, net of foreign taxes withheld*	1,179,991	4,613,027
Securities lending income, net	3,806	8,083
Total investment income	1,192,385	4,687,043
EXPENSES:
Investment management fees	232,878	625,085
Distribution and shareholder service fees:
Class A	5,852	21,047
Class C	4,950	17,559
Class R	7	10,813
Transfer agent fees:
Class A	966	11,709
Class C	193	2,421
Class I	3,693	6,781
Class R	—	3,150
Class R6	287	208
Class W	17	4,601
Shareholder reporting expense	915	4,885
Registration fees	33,666	46,334
Professional fees	6,954	10,871
Custody and accounting expense	13,725	34,430
Trustee fees	1,548	2,877
Miscellaneous expense	7,207	9,463
Interest expense	1,276	87
Total expenses	314,134	812,321
Waived and reimbursed fees	(55,554)	(87,682)
Net expenses	258,580	724,639
Net investment income	933,805	3,962,404
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	81,348	501,600
Forward foreign currency contracts	—	81,400
Foreign currency related transactions	—	(190,241)
Futures	(121,445)	(967,322)
Swaps	—	489,416
Written options	—	39,074
Net realized loss	(40,097)	(46,073)
Net change in unrealized appreciation (depreciation) on:
Investments	145,456	1,479,495
Forward foreign currency contracts	—	(353,633)
Foreign currency related transactions	5,297	(11,786)
Futures	16,091	423,434
Swaps	—	(235,564)
Written options	—	(35,313)
Net change in unrealized appreciation (depreciation)	166,844	1,266,633
Net realized and unrealized gain	126,747	1,220,560
Increase in net assets resulting from operations	$1,060,552	$5,182,964
* Foreign taxes withheld	$—	$2,629
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Six Months Ended September 30, 2017	Year Ended March 31, 2017	Six Months Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$9,472,708	$15,349,074	$18,219,862	$38,218,221
Net realized gain	1,502,186	5,900,726	3,118,377	2,002,051
Net change in unrealized appreciation (depreciation)	4,941,952	(16,281,009)	1,983,145	40,898,528
Increase in net assets resulting from operations	15,916,846	4,968,791	23,321,384	81,118,800
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(5,024,862)	(9,371,652)	(1,635,859)	(3,664,076)
Class B(1)	(83)	(567)	(252)	(5,053)
Class C	(647,260)	(904,359)	(285,054)	(594,565)
Class I	(5,189,527)	(10,228,852)	(5,456,908)	(15,804,366)
Class P	—	—	(4,494,852)	(7,518,324)
Class R	—	—	(7,130)	(13,089)
Class R6	—	—	(3,384,754)	(4,655,554)
Class W	(1,669,232)	(2,442,732)	(2,583,988)	(5,832,510)
Net realized gains:
Class A	—	(593,935)	—	—
Class B(1)	—	(76)	—	—
Class C	—	(116,092)	—	—
Class I	—	(542,881)	—	—
Class W	—	(132,715)	—	—
Return of capital:
Class A	(778,897)	(6,278,979)	—	—
Class B(1)	—	(813)	—	—
Class C	(158,831)	(1,248,578)	—	—
Class I	(705,622)	(5,716,429)	—	—
Class W	(233,641)	(1,418,914)	—	—
Total distributions	(14,407,955)	(38,997,574)	(17,848,797)	(38,087,537)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	142,536,615	610,508,428	76,570,547	454,059,893
Reinvestment of distributions	12,167,279	33,457,640	17,271,775	36,954,030
	154,703,894	643,966,068	93,842,322	491,013,923
Cost of shares redeemed	(221,749,297)	(746,448,713)	(114,278,699)	(524,312,053)
Net decrease in net assets resulting from capital share transactions	(67,045,403)	(102,482,645)	(20,436,377)	(33,298,130)
Net increase (decrease) in net assets	(65,536,512)	(136,511,428)	(14,963,790)	9,733,133
NET ASSETS:
Beginning of year or period	1,227,324,937	1,363,836,365	640,276,892	630,543,759
End of year or period	$1,161,788,425	$1,227,324,937	$625,313,102	$640,276,892
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(5,100,417)	$(2,042,161)	$382,378	$11,313

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Six Months Ended September 30, 2017	Year Ended March 31, 2017	Six Months Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$60,184,819	$97,517,854	$933,805	$1,717,637
Net realized gain (loss)	43,273,220	(20,942,243)	(40,097)	(136,161)
Net change in unrealized appreciation (depreciation)	12,489,617	2,184,527	166,844	151,368
Increase in net assets resulting from operations	115,947,656	78,760,138	1,060,552	1,732,844
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(6,308,868)	(14,128,199)	(35,076)	(154,091)
Class B(1)	(343)	(4,128)	—	—
Class C	(292,053)	(704,341)	(3,746)	(9,364)
Class I	(28,420,113)	(43,585,570)	(68,065)	(220,901)
Class O	(463,772)	(992,005)	—	—
Class R	(2,191,556)	(4,302,360)	(19)	(40)
Class R6	(16,222,015)	(23,703,605)	(829,137)	(1,824,297)
Class W	(10,712,445)	(20,376,785)	(1,175)	(11,826)
Total distributions	(64,611,165)	(107,796,993)	(937,218)	(2,220,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,053,241,226	1,696,290,275	36,952,352	37,611,066
Reinvestment of distributions	59,603,456	100,764,579	925,655	2,203,439
	1,112,844,682	1,797,054,854	37,878,007	39,814,505
Cost of shares redeemed	(360,380,184)	(1,072,345,653)	(23,420,302)	(77,729,767)
Net increase (decrease) in net assets resulting from capital share transactions	752,464,498	724,709,201	14,457,705	(37,915,262)
Net increase (decrease) in net assets	803,800,989	695,672,346	14,581,039	(38,402,937)
NET ASSETS:
Beginning of year or period	3,729,748,626	3,034,076,280	93,161,161	131,564,098
End of year or period	$4,533,549,615	$3,729,748,626	$107,742,200	$93,161,161
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(5,567,132)	$(1,140,786)	$84,225	$87,638

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Voya Strategic Income Opportunities Fund
	Six Months Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$3,962,404	$5,849,402
Net realized gain (loss)	(46,073)	539,439
Net change in unrealized appreciation (depreciation)	1,266,633	2,773,592
Increase in net assets resulting from operations	5,182,964	9,162,433
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(286,525)	(190,623)
Class C	(46,733)	(33,353)
Class I	(926,028)	(564,732)
Class R	(68,575)	(170,700)
Class R6	(2,193,693)	(5,854,425)
Class W	(119,797)	(95,217)
Total distributions	(3,641,351)	(6,909,050)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,562,319	41,508,190
Reinvestment of distributions	1,359,872	1,034,135
	89,922,191	42,542,325
Cost of shares redeemed	(12,962,183)	(5,703,070)
Net increase in net assets resulting from capital share transactions	76,960,008	36,839,255
Net increase in net assets	78,501,621	39,092,638
NET ASSETS:
Beginning of year or period	160,133,120	121,040,482
End of year or period	$238,634,741	$160,133,120
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$132,993	$(188,060)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
09-30-17	8.44	0.06•	0.04	0.10	0.09	—	0.01	0.10	—	8.44	1.18	0.95	0.95	0.95	1.50	475,642	203
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
03-31-15	8.62	0.16	0.22	0.38	0.26	—	0.04	0.30	—	8.70	4.40	0.92	0.92	0.92	1.85	521,226	511
03-31-14	8.95	0.24•	(0.27)	(0.03)	0.30	—	—	0.30	—	8.62	(0.35)	0.94	0.94	0.94	2.74	558,520	302
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
Class C
09-30-17	8.39	0.03•	0.04	0.07	0.05	—	0.01	0.06	—	8.40	0.92	1.70	1.70	1.70	0.75	93,803	203
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
03-31-15	8.57	0.09	0.22	0.31	0.19	—	0.04	0.23	—	8.65	3.62	1.67	1.67	1.67	1.11	83,809	511
03-31-14	8.90	0.17•	(0.27)	(0.10)	0.23	—	—	0.23	—	8.57	(1.12)	1.69	1.69	1.69	1.97	95,602	302
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
Class I
09-30-17	8.45	0.08•	0.04	0.12	0.10	—	0.01	0.11	—	8.46	1.44	0.67	0.65	0.65	1.80	437,220	203
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
03-31-15	8.63	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.71	4.70	0.65	0.65	0.65	1.94	223,920	511
03-31-14	8.96	0.26•	(0.27)	(0.01)	0.32	—	—	0.32	—	8.63	(0.09)	0.66	0.66	0.66	3.00	130,878	302
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
Class W
09-30-17	8.46	0.07•	0.05	0.12	0.10	—	0.01	0.11	—	8.47	1.42	0.70	0.70	0.70	1.76	155,124	203
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
03-31-15	8.64	0.17•	0.23	0.40	0.28	—	0.04	0.32	—	8.72	4.66	0.67	0.67	0.67	2.00	49,838	511
03-31-14	8.97	0.26	(0.27)	(0.01)	0.32	—	—	0.32	—	8.64	(0.09)	0.69	0.69	0.69	3.00	33,180	302
03-31-13	9.11	0.25•	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
Voya High Yield Bond Fund
Class A
09-30-17	8.11	0.22•	0.06	0.28	0.21	—	—	0.21	—	8.18	3.54	1.06	1.06	1.06	5.33	62,749	18
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
03-31-15	8.49	0.42	(0.34)	0.08	0.43	—	—	0.43	—	8.14	0.98	1.09	1.10	1.10	5.10	75,588	37
03-31-14	8.34	0.44	0.16	0.60	0.45	—	—	0.45	—	8.49	7.49	1.08	1.10	1.10	5.34	79,309	47
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
Class C
09-30-17	8.11	0.19•	0.05	0.24	0.18	—	—	0.18	—	8.17	3.02	1.81	1.81	1.81	4.57	12,115	18
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
03-31-15	8.49	0.36	(0.34)	0.02	0.37	—	—	0.37	—	8.14	0.21	1.84	1.85	1.85	4.35	13,568	37
03-31-14	8.34	0.38	0.16	0.54	0.39	—	—	0.39	—	8.49	6.69	1.83	1.85	1.85	4.59	15,051	47
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class I
09-30-17	8.10	0.23•	0.06	0.29	0.23	—	—	0.23	—	8.16	3.59	0.71	0.71	0.71	5.67	184,125	18
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
03-31-15	8.48	0.46	(0.34)	0.12	0.46	—	—	0.46	—	8.14	1.48	0.68	0.69	0.69	5.51	233,374	37
03-31-14	8.33	0.48	0.15	0.63	0.48	—	—	0.48	—	8.48	7.89	0.68	0.70	0.70	5.74	223,686	47
03-31-13	7.80	0.52•	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
Class P
09-30-17	8.11	0.26•	0.06	0.32	0.25	—	—	0.25	—	8.18	4.03	0.65	0.05	0.05	6.34	145,600	18
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
03-31-15	8.48	0.51	(0.34)	0.17	0.51	—	—	0.51	—	8.14	2.09	0.68	0.07	0.07	6.13	145,332	37
06-14-13(4) - 03-31-14	8.23	0.42•	0.25	0.67	0.42	—	—	0.42	—	8.48	8.40	0.68	0.07	0.07	6.35	81,146	47
Class R
09-30-17	8.11	0.21•	0.06	0.27	0.20	—	—	0.20	—	8.18	3.41	1.31	1.31	1.31	5.08	310	18
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
03-31-15	8.49	0.42	(0.34)	0.08	0.42	—	—	0.42	—	8.15	0.91	1.34	1.34	1.34	4.93	181	37
01-30-14(4) - 03-31-14	8.38	0.08•	0.10	0.18	0.07	—	—	0.07	—	8.49	2.17	1.33	1.33	1.33	5.50	3	47
Class R6
09-30-17	8.10	0.23•	0.07	0.30	0.23	—	—	0.23	—	8.17	3.70	0.65	0.65	0.65	5.74	123,344	18
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
09-30-17	8.12	0.23•	0.07	0.30	0.23	—	—	0.23	—	8.19	3.66	0.81	0.81	0.81	5.58	97,070	18
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
03-31-15	8.50	0.45	(0.35)	0.10	0.45	—	—	0.45	—	8.15	1.26	0.84	0.85	0.85	5.37	48,426	37
03-31-14	8.35	0.47	0.16	0.63	0.48	—	—	0.48	—	8.50	7.78	0.83	0.85	0.85	5.60	20,090	47
03-31-13	7.81	0.51•	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
Voya Intermediate Bond Fund
Class A
09-30-17	10.01	0.13•	0.15	0.28	0.14	—	—	0.14	—	10.15	2.85	0.67	0.67	0.67	2.63	455,272	260††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
03-31-15	9.91	0.24	0.36	0.60	0.28	—	—	0.28	—	10.23	6.09	0.66	0.66	0.66	2.41	995,117	587††
03-31-14	10.09	0.31•	(0.20)	0.11	0.29	—	—	0.29	—	9.91	1.11	0.70	0.70	0.70	3.16	535,194	525††
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490††

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class C
09-30-17	10.00	0.10•	0.14	0.24	0.11	—	—	0.11	—	10.13	2.36	1.42	1.42	1.42	1.88	28,486	260††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
03-31-15	9.90	0.17	0.34	0.51	0.20	—	—	0.20	—	10.21	5.21	1.41	1.41	1.41	1.68	32,593	587††
03-31-14	10.07	0.24	(0.20)	0.04	0.21	—	—	0.21	—	9.90	0.44	1.45	1.45	1.45	2.32	26,604	525††
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490††
Class I
09-30-17	10.01	0.15•	0.14	0.29	0.16	—	—	0.16	—	10.14	2.92	0.35	0.35	0.35	2.95	2,009,184	260††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
03-31-15	9.91	0.28	0.35	0.63	0.31	—	—	0.31	—	10.23	6.46	0.32	0.32	0.32	2.76	613,643	587††
03-31-14	10.08	0.35	(0.20)	0.15	0.32	—	—	0.32	—	9.91	1.56	0.33	0.33	0.33	3.48	408,114	525††
03-31-13	9.90	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490††
Class O
09-30-17	10.01	0.13•	0.15	0.28	0.14	—	—	0.14	—	10.15	2.85	0.67	0.67	0.67	2.63	32,399	260††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.66	32,404	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.59	33,928	465††
03-31-15	9.92	0.25	0.34	0.59	0.28	—	—	0.28	—	10.23	6.01	0.66	0.66	0.66	2.43	36,329	587††
03-31-14	10.09	0.31	(0.19)	0.12	0.29	—	—	0.29	—	9.92	1.21	0.70	0.70	0.70	3.09	37,673	525††
03-31-13	9.90	0.34•	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490††
Class R
09-30-17	10.02	0.12•	0.15	0.27	0.13	—	—	0.13	—	10.16	2.72	0.92	0.92	0.92	2.38	169,668	260††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
03-31-15	9.93	0.22	0.34	0.56	0.25	—	—	0.25	—	10.24	5.71	0.91	0.91	0.91	2.08	121,657	587††
03-31-14	10.10	0.30	(0.20)	0.10	0.27	—	—	0.27	—	9.93	0.96	0.95	0.95	0.95	2.82	11,139	525††
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490††
Class R6
09-30-17	10.00	0.15•	0.15	0.30	0.16	—	—	0.16	—	10.14	3.03	0.31	0.31	0.31	2.98	1,116,127	260††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
03-31-15	9.91	0.28	0.34	0.62	0.31	—	—	0.31	—	10.22	6.38	0.31	0.31	0.31	2.77	371,049	587††
05-31-13(4) - 03-31-14	10.02	0.29•	(0.13)	0.16	0.27	—	—	0.27	—	9.91	1.67	0.33	0.33	0.33	3.52	241,001	525††
Class W
09-30-17	10.00	0.15•	0.14	0.29	0.16	—	—	0.16	—	10.13	2.88	0.42	0.42	0.42	2.88	722,413	260††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
03-31-15	9.90	0.27	0.35	0.62	0.30	—	—	0.30	—	10.22	6.36	0.41	0.41	0.41	2.67	462,779	587††
03-31-14	10.07	0.33•	(0.19)	0.14	0.31	—	—	0.31	—	9.90	1.46	0.45	0.45	0.45	3.39	354,894	525††
03-31-13	9.89	0.37•	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490††

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
09-30-17	9.84	0.08•	0.00*	0.08	0.07	—	—	0.07	—	9.85	0.86	0.87	0.76	0.76	1.55	6,624	91
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
03-31-15	10.01	0.13	(0.01)	0.12	0.16	—	—	0.16	—	9.97	1.20	0.89	0.80	0.80	1.31	303	95
03-31-14	10.01	0.11•	0.03	0.14	0.14	—	—	0.14	—	10.01	1.43	0.91	0.80	0.80	1.12	173	116
12-19-12(4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
Class C
09-30-17	9.84	0.04•	0.02	0.06	0.04	—	—	0.04	—	9.86	0.59	1.62	1.51	1.51	0.79	882	91
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
03-31-15	10.02	0.05	(0.01)	0.04	0.08	—	—	0.08	—	9.98	0.44	1.64	1.55	1.55	0.56	344	95
03-31-14	9.99	0.03	0.04	0.07	0.04	—	—	0.04	—	10.02	0.73	1.66	1.55	1.55	0.35	352	116
12-19-12(4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
09-30-17	9.84	0.09•	0.01	0.10	0.09	—	—	0.09	—	9.85	1.01	0.67	0.50	0.50	1.81	7,048	91
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
03-31-15	10.02	0.17	(0.02)	0.15	0.19	—	—	0.19	—	9.98	1.50	0.59	0.50	0.50	1.63	7,416	95
03-31-14	10.00	0.11•	0.06	0.17	0.15	—	—	0.15	—	10.02	1.74	0.61	0.50	0.50	1.13	4,419	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class R
09-30-17	9.84	0.06•	0.02	0.08	0.06	—	—	0.06	—	9.86	0.84	1.12	1.01	1.01	1.31	3	91
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
07-31-14(4) - 03-31-15	9.99	0.07•	0.00*	0.07	0.09	—	—	0.09	—	9.97	0.72	1.14	1.05	1.05	1.00	3	95
Class R6
09-30-17	9.84	0.09•	0.01	0.10	0.09	—	—	0.09	—	9.85	1.03	0.58	0.47	0.47	1.83	93,142	91
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
03-31-15	10.02	0.16	(0.01)	0.15	0.19	—	—	0.19	—	9.98	1.53	0.54	0.47	0.47	1.63	133,098	95
07-31-13(4) - 03-31-14	9.98	0.09•	0.06	0.15	0.11	—	—	0.11	—	10.02	1.49	0.55	0.47	0.47	1.31	169,497	116
Class W
09-30-17	9.85	0.09•	0.01	0.10	0.09	—	—	0.09	—	9.86	0.99	0.62	0.51	0.51	1.81	42	91
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
03-31-15	10.02	0.15•	(0.01)	0.14	0.18	—	—	0.18	—	9.98	1.41	0.64	0.55	0.55	1.46	3	95
03-31-14	10.01	0.12	0.05	0.17	0.16	—	—	0.16	—	10.02	1.70	0.66	0.55	0.55	1.24	3	116
12-19-12(4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85

Financial Highlights (Unaudited) (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund
Class A
09-30-17	10.12	0.20•	0.07	0.27	0.17	—	—	0.17	—	10.22	2.73	1.15	1.06	1.06	3.88	27,636	26
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
03-31-15	9.93	0.34•	0.05	0.39	0.35	—	—	0.35	—	9.97	3.97	2.75	1.03	1.03	3.40	438	158
03-31-14	10.16	0.50•	(0.29)	0.21	0.44	—	—	0.44	—	9.93	2.21	4.23	0.87	0.87	5.11	309	338
11-02-12(4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
09-30-17	9.96	0.16•	0.07	0.23	0.13	—	—	0.13	—	10.06	2.36	1.90	1.81	1.81	3.13	5,239	26
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
03-31-15	9.86	0.26•	0.05	0.31	0.32	—	—	0.32	—	9.85	3.22	3.50	1.78	1.78	2.61	170	158
03-31-14	10.14	0.36•	(0.25)	0.11	0.39	—	—	0.39	—	9.86	1.18	4.98	1.62	1.62	3.63	48	338
11-02-12(4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
09-30-17	10.18	0.22•	0.07	0.29	0.20	—	—	0.20	—	10.27	2.85	0.79	0.70	0.70	4.23	79,968	26
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
03-31-15	9.94	0.38	0.04	0.42	0.38	—	—	0.38	—	9.98	4.29	2.36	0.64	0.64	3.78	5,453	158
03-31-14	10.17	0.44	(0.22)	0.22	0.45	—	—	0.45	—	9.94	2.26	3.84	0.48	0.48	4.42	5,264	338
11-02-12(4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
09-30-17	10.04	0.18•	0.08	0.26	0.16	—	—	0.16	—	10.14	2.61	1.40	1.31	1.31	3.54	4,655	26
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
03-31-15	9.91	0.31•	0.05	0.36	0.37	—	—	0.37	—	9.90	3.70	3.00	1.28	1.28	3.12	330	158
03-31-14	10.15	0.38	(0.23)	0.15	0.39	—	—	0.39	—	9.91	1.57	4.48	1.12	1.12	3.77	3	338
11-02-12(4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class R6
09-30-17	10.16	0.21•	0.08	0.29	0.20	—	—	0.20	—	10.25	2.87	0.76	0.67	0.67	4.16	112,646	26
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
09-30-17	10.09	0.21•	0.08	0.29	0.19	—	—	0.19	—	10.19	2.86	0.90	0.81	0.81	4.14	8,490	26
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83
03-31-15	9.89	0.36	0.05	0.41	0.34	—	—	0.34	—	9.96	4.24	2.50	0.78	0.78	3.60	3	158
03-31-14	10.17	0.43•	(0.26)	0.17	0.45	—	—	0.45	—	9.89	1.72	3.98	0.62	0.62	4.29	3	338
11-02-12(4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193

Financial Highlights (Unaudited) (continued)

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 24% for the period ended September 30, 2017 and 50%, 33%, 31%, 68% and 98% for the fiscal years ended March 31, 2017, 2016, 2015, 2014 and 2013, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya
Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the period ended September 30, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of September 30, 2017, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $307,502 and $827,483, respectively, which represents the gross payments to be received by the Funds on open forward foreign currency contracts were they to be unwound as of September 30, 2017.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of September 30, 2017, Intermediate Bond and Strategic Income Opportunities had a liability position of $2,129,740 and $1,309,259, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2017, the Funds could have been required to pay this amount in cash to their counterparties. At September 30, 2017, Intermediate Bond and Strategic Income Opportunities had pledged $1,380,000 and $410,000, respectively, in cash collateral to certain counterparties for open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the period ended September 30, 2017, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the period ended September 30, 2017, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at September 30, 2017.
	Buy	Sell
Intermediate Bond	$7,203,592	$79,590,610
Strategic Income Opportunities	55,262,098	70,816,343
Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2017, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended September 30, 2017, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at September 30, 2017.
	Purchased	Sold
GNMA Income	$—	$231,881,284
Intermediate Bond	378,379,080	455,077,335
Short Term Bond	22,342,077	11,227,607
Strategic Income Opportunities	31,790,505	45,295,591
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.
J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds' other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At September 30, 2017, GNMA Income and Intermediate Bond had pledged $329,000 and $1,629,000, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swaptions, securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the period ended September 30, 2017, Intermediate Bond and Strategic Income Opportunities had purchased and written interest rate swaptions to manage duration and yield curve exposures and to generate income.
Please refer to Note 9 for the volume of both purchased and written options and swaption activity during the period ended September 30, 2017. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions for both Intermediate Bond and Strategic Income Opportunities.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2017, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended September 30, 2017, Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Fund entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. During the period ended September 30, 2017, Strategic Income Opportunities had an average notional amount of  $1,400,000 and $7,135,000, respectively, on credit default swaps to buy and sell protection.
There were no open credit default swaps for any Fund at September 30, 2017.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the period ended September 30, 2017, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $497,002,333 and $22,987,641, respectively.
For the period ended September 30, 2017, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $536,397,000 and $575,000, respectively.
Please refer to the table following the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at September 30, 2017.
At September 30, 2017, Intermediate Bond and Strategic Income Opportunities had pledged $1,870,000 and $721,000, respectively, as cash collateral for open centrally cleared interest rate swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended September 30, 2017, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$3,267,699	$2,098,273
High Yield Bond	107,921,024	124,488,128
Intermediate Bond	1,037,091,713	963,961,019
Short Term Bond	34,229,465	24,774,161
Strategic Income Opportunities	69,212,449	30,542,764
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$3,093,340,302	$3,197,495,398
Intermediate Bond	11,390,233,334	10,595,489,317
Short Term Bond	59,459,575	63,050,027
Strategic Income Opportunities	50,631,493	16,844,545
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	Fee
GNMA Income	0.57% on first $1 billion, 0.50% on next $4 billion and 0.45% on assets thereafter

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Fund	Fee
High Yield Bond	0.61% on first $500 million, 0.55% on next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond	0.45% on all assets
Strategic Income Opportunities	0.65% on all assets
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class R6 and Class W) has a distribution and/or distribution and service plan and Class O shares have a shareholder service plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and/or Class C shares, as applicable (together with Plans referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
GNMA Income	0.25%	1.00%	N/A	N/A
High Yield Bond	0.25%	1.00%	N/A	0.50%
Intermediate Bond	0.25%	1.00%	0.25%	0.50%
Short Term bond	0.25%	1.00%	N/A	0.50%
Strategic Income Opportunities	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2017, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$6,111	$—
High Yield Bond	1,190	—
Intermediate Bond	6,084	—
Short Term Bond	465	—
Strategic Income Opportunities	4,838	—
Contingent Deferred Sales Charges:
GNMA Income	$10,684	$—
High Yield Bond	—	249
Intermediate Bond	907	636
Short Term Bond	7,991	67
Strategic Income Opportunities	—	615
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At September 30, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	GNMA Income	19.58%
Voya Intermediate Bond Portfolio	High Yield Bond	20.06
Voya Retirement Insurance and Annuity Company	GNMA Income	5.60
	Intermediate Bond	15.47
Voya Solution 2025 Portfolio	Short Term Bond	27.13
Voya Solution Income Portfolio	Short Term Bond	41.20
Voya Strategic Allocation Conservative Portfolio	Short Term Bond	5.05
Roaring River II, Inc.	Strategic Income Opportunities	45.50
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
GNMA Income	0.95%	1.70%	0.65%	N/A	N/A	N/A	N/A	0.70%
High Yield Bond	1.10%	1.85%	0.85%	N/A	0.15%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	0.75%	N/A	1.00%	0.50%	0.50%
Short Term Bond	0.80%	1.55%	0.50%	N/A	N/A	1.05%	0.47%	0.55%
Strategic Income Opportunities	1.15%	1.90%	0.72%	N/A	N/A	1.40%	0.67%	0.90%
With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of September 30, 2017 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	September 30,
	2018	2019	2020	Total
Short Term Bond	$105,126	$107,035	$109,330	$321,491
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2017, are as follows:
	September 30,
	2018	2019	2020	Total
GNMA Income
Class I	$—	$—	$39,017	$39,017
	September 30,
	2018	2019	2020	Total
Short Term Bond
Class A	$186	$2,781	$—	$2,967
Class C	138	308	—	446
Class I	2,233	6,603	8,530	17,366
Class R	1	1	—	2
Class W	2	87	—	89
The Expense Limitation Agreement is contractual through August 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Short Term Bond Fund has an open line of credit at September 30, 2017 for $1,041,000.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2017:

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 8 — LINE OF CREDIT (continued)

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
High Yield Bond	7	$1,121,286	2.11%
Intermediate Bond	13	1,857,077	2.13
Short Term Bond	1	1,041,000	2.06
Strategic Income Opportunities	1	588,000	2.16
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased interest rate swaptions for Intermediate Bond during the period ended September 30, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	155,530,000	$28,036
Options Purchased	1,331,696,000	2,457,646
Options Terminated in Closing Sell Transactions	(456,560,000)	(1,084,330)
Options Expired	(562,530,000)	(312,936)
Balance at 09/30/2017	468,136,000	$1,088,416

Transactions in written interest rate swaptions for Intermediate Bond during the period ended September 30, 2017 were as follows:
	Notional Amount	Premiums Received
Balance at 03/31/2017	155,530,000	$32,349
Options Expired	(155,530,000)	(32,349)
Balance at 09/30/2017	—	$—

Transactions in purchased interest rate swaptions for Strategic Income Opportunities during the period ended September 30, 2017 were as follows:
	Notional Amount	Cost
Balance at 03/31/2017	9,400,000	$57,723.00
Options Purchased	57,760,000	112,636
Options Terminated in Closing Sell Transactions	(31,280,000)	(109,688)
Options Expired	(14,000,000)	(9,800)
Balance at 09/30/2017	21,880,000	$50,871

Transactions in written interest rate swaptions for Short Term Bond during the period ended September 30, 2017 were as follows:
	Number of Contracts	Premiums Received
Balance at 03/31/2017	9,400,000	$57,990
Options Written	(9,400,000)	(57,990)
Balance at 09/30/2017	—	$—

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	#	($)
GNMA Income
Class A
9/30/2017	3,018,946	—	622,336	(8,162,830)	6,652	(4,514,896)	25,552,316	—	5,267,169	(69,089,297)	56,410	(38,213,402)
3/31/2017	14,487,331	—	1,718,632	(28,417,745)	—	(12,211,782)	124,311,113	—	14,707,229	(242,297,317)	—	(103,278,975)
Class B(1)
9/30/2017	—	—	9	(1,673)	(6,699)	(8,363)	—	—	75	(14,099)	(56,410)	(70,434)
3/31/2017	26	—	170	(2,062)	—	(1,866)	225	—	1,445	(17,539)	—	(15,869)
Class C
9/30/2017	311,974	—	81,265	(2,466,353)	—	(2,073,114)	2,625,820	—	684,137	(20,773,152)	—	(17,463,195)
3/31/2017	4,807,149	—	220,761	(4,406,958)	—	620,952	41,128,424	—	1,878,700	(37,282,818)	—	5,724,306
Class I
9/30/2017	9,426,025	—	539,955	(12,846,700)	—	(2,880,720)	79,901,656	—	4,576,145	(108,900,753)	—	(24,422,952)
3/31/2017	38,493,787	—	1,517,791	(44,013,436)	—	(4,001,858)	330,624,396	—	13,002,173	(375,145,828)	—	(31,519,259)
Class W
9/30/2017	4,061,810	—	193,256	(2,706,206)	—	1,548,860	34,456,823	—	1,639,753	(22,971,996)	—	13,124,580
3/31/2017	13,405,385	—	451,019	(10,794,006)	—	3,062,398	114,444,270	—	3,868,093	(91,705,211)	—	26,607,152

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	#	($)
High Yield Bond
Class A
9/30/2017	1,168,554	—	171,957	(1,187,509)	7,901	160,903	9,536,235	—	1,406,920	(9,699,144)	64,630	1,308,641
3/31/2017	3,743,314	—	396,948	(6,916,839)	—	(2,776,577)	29,651,120	—	3,157,662	(54,572,876)	—	(21,764,094)
Class B(1)
9/30/2017	1	—	28	(16)	(7,909)	(7,896)	6	—	230	(120)	(64,630)	(64,514)
3/31/2017	1,154	—	621	(13,677)	—	(11,902)	8,926	—	4,919	(109,307)	—	(95,462)
Class C
9/30/2017	53,503	—	24,734	(213,631)	—	(135,394)	436,592	—	202,251	(1,746,260)	—	(1,107,417)
3/31/2017	307,596	—	52,592	(407,918)	—	(47,730)	2,440,539	—	419,057	(3,246,513)	—	(386,917)
Class I
9/30/2017	5,895,715	—	640,614	(9,278,863)	—	(2,742,534)	48,071,953	—	5,229,735	(75,760,679)	—	(22,458,991)
3/31/2017	18,512,857	—	1,936,883	(41,429,697)	—	(20,979,957)	146,391,373	—	15,356,624	(328,931,184)	—	(167,183,187)
Class P
9/30/2017	—	—	549,610	(1,196,267)	—	(646,657)	—	—	4,494,852	(9,763,587)	—	(5,268,735)
3/31/2017	4,118,240	—	942,682	(274,828)	—	4,786,094	33,147,703	—	7,518,324	(2,191,612)	—	38,474,415
Class R
9/30/2017	4,692	—	871	(586)	—	4,977	38,414	—	7,130	(4,790)	—	40,754
3/31/2017	4,764	—	1,642	(15,840)	—	(9,434)	37,561	—	13,089	(123,228)	—	(72,578)
Class R6
9/30/2017	717,070	—	414,117	(925,058)	—	206,129	5,850,257	—	3,384,753	(7,551,534)	—	1,683,476
8/3/2016(2) - 3/31/2017	22,268,088	—	578,783	(7,958,549)	—	14,888,322	175,818,441	—	4,655,554	(63,892,215)	—	116,581,780
Class W
9/30/2017	1,546,467	—	310,727	(1,193,332)	—	663,862	12,637,090	—	2,545,904	(9,752,585)	—	5,430,409
3/31/2017	8,419,529	—	729,916	(8,840,680)	—	308,765	66,564,230	—	5,828,801	(71,245,118)	—	1,147,913
Intermediate Bond
Class A
9/30/2017	6,467,534	—	487,985	(5,750,839)	18,768	1,223,448	65,601,271	—	4,949,985	(58,236,458)	189,179	12,503,977
3/31/2017	23,298,637	—	1,191,301	(29,509,986)	—	(5,020,048)	235,356,710	—	12,091,532	(299,960,495)	—	(52,512,253)
Class B(1)
9/30/2017	10	—	13	(39)	(18,803)	(18,819)	103	—	130	(376)	(189,179)	(189,322)
3/31/2017	6,010	—	196	(1,748)	—	4,458	61,055	—	1,978	(17,612)	—	45,421
Class C
9/30/2017	604,418	—	23,410	(644,340)	—	(16,512)	6,115,541	—	237,183	(6,512,857)	—	(160,133)
3/31/2017	612,068	—	50,989	(1,006,474)	—	(343,417)	6,208,788	—	515,970	(10,122,013)	—	(3,397,255)
Class I
9/30/2017	55,621,198	—	2,533,159	(17,810,384)	—	40,343,973	563,694,274	—	25,691,252	(180,356,734)	—	409,028,792
3/31/2017	77,008,539	—	3,936,779	(35,979,963)	—	44,965,355	777,949,764	—	39,840,263	(364,480,859)	—	453,309,168
Class O
9/30/2017	100,556	—	4,179	(148,540)	—	(43,805)	1,019,116	—	42,395	(1,505,262)	—	(443,751)
3/31/2017	215,176	—	9,046	(350,705)	—	(126,483)	2,181,893	—	91,673	(3,544,971)	—	(1,271,405)
Class R
9/30/2017	1,368,899	—	206,257	(1,461,931)	—	113,225	13,882,705	—	2,095,327	(14,832,366)	—	1,145,666
3/31/2017	4,796,756	—	412,042	(3,020,505)	—	2,188,293	48,656,408	—	4,178,688	(30,553,815)	—	22,281,281
Class R6
9/30/2017	30,055,884	—	1,598,253	(4,779,726)	—	26,874,411	303,678,117	—	16,200,338	(48,374,390)	—	271,504,065
3/31/2017	39,986,409	—	2,342,376	(19,216,304)	—	23,112,481	404,651,139	—	23,703,003	(194,185,226)	—	234,168,916
Class W
9/30/2017	9,812,134	—	1,025,100	(4,997,558)	—	5,839,676	99,250,099	—	10,386,846	(50,561,741)	—	59,075,204
3/31/2017	21,887,585	—	2,010,273	(16,832,263)	—	7,065,595	221,224,518	—	20,341,472	(169,480,662)	—	72,085,328

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	#	($)
Short Term Bond
Class A
9/30/2017	368,571	—	3,469	(197,116)	—	174,924	3,634,306	—	34,196	(1,943,288)	—	1,725,214
3/31/2017	264,513	—	15,493	(760,041)	—	(480,035)	2,610,005	—	152,959	(7,476,802)	—	(4,713,838)
Class C
9/30/2017	370	—	283	(20,754)	—	(20,101)	3,648	—	2,791	(204,669)	—	(198,230)
3/31/2017	73,026	—	844	(55,103)	—	18,767	722,242	—	8,333	(543,634)	—	186,941
Class I
9/30/2017	183,035	—	5,969	(786,922)	—	(597,918)	1,804,022	—	58,825	(7,751,564)	—	(5,888,717)
3/31/2017	576,330	—	21,212	(291,359)	—	306,183	5,694,681	—	209,343	(2,871,360)	—	3,032,664
Class R
9/30/2017	—	—	2	(2)	—	—*	—	—	19	(15)	—	4
3/31/2017	—	—	4	—	—	4	—	—	39	—	—	39
Class R6
9/30/2017	3,185,675	—	84,071	(1,323,559)	—	1,946,187	31,385,445	—	828,683	(13,042,750)	—	19,171,378
3/31/2017	2,838,368	—	184,314	(6,695,037)	—	(3,672,355)	28,058,950	—	1,820,939	(66,167,289)	—	(36,287,400)
Class W
9/30/2017	12,680	—	116	(48,470)	—	(35,674)	124,931	—	1,141	(478,016)	—	(351,944)
3/31/2017	53,147	—	1,197	(68,093)	—	(13,749)	525,188	—	11,826	(670,682)	—	(133,668)
Strategic Income Opportunities
Class A
9/30/2017	1,705,114	—	25,210	(138,217)	—	1,592,107	17,417,527	—	257,453	(1,411,232)	—	16,263,748
3/31/2017	1,202,045	—	17,815	(257,871)	—	961,989	12,099,209	—	179,349	(2,592,262)	—	9,686,296
Class C
9/30/2017	355,026	—	4,348	(28,691)	—	330,683	3,565,107	—	43,720	(288,076)	—	3,320,751
3/31/2017	167,393	—	3,242	(23,659)	—	146,976	1,658,329	—	32,112	(233,790)	—	1,456,651
Class I
9/30/2017	5,848,260	—	88,000	(838,086)	—	5,098,174	59,997,972	—	903,522	(8,564,148)	—	52,337,346
3/31/2017	2,104,498	—	54,998	(77,600)	—	2,081,896	21,321,867	—	556,395	(785,931)	—	21,092,331
Class R
9/30/2017	94,638	—	6,771	(36,007)	—	65,402	956,293	—	68,570	(364,010)	—	660,853
3/31/2017	144,950	—	17,103	(112,508)	—	49,545	1,444,671	—	170,612	(1,121,930)	—	493,353
Class R6
9/30/2017	10,033	—	191	(112)	—	10,112	102,775	—	1,957	(1,149)	—	103,583
3/31/2017	4,090	—	73	(5)	—	4,158	41,229	—	736	(50)	—	41,915
Class W
9/30/2017	641,856	—	8,321	(229,110)	—	421,067	6,522,645	—	84,650	(2,333,568)	—	4,273,727
3/31/2017	493,869	—	9,461	(96,378)	—	406,952	4,942,885	—	94,931	(969,107)	—	4,068,709

*
Share amount is less than 0.500.

(1)
Class B converted to Class A on May 2, 2017.

(2)
Commencement of operations.

NOTE 11 — UNFUNDED LOAN COMMITMENTS
Certain Funds may enter in credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At September 30, 2017, Strategic Income Opportunities had the following unfunded loan commitments:
Loan	Unfunded Loan Commitment	Unrealized Appreciation at 9/30/17*
TricorBraun Holdings, Inc.	$13,500	$249
	$13,500	$249

*
The unrealized appreciation on these commitments as of September 30, 2017 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S.government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of September 30, 2017:
High Yield Bond Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd Count	$1,795,516	$(1,795,516)	$—
Citadel Clearing LLC Count	4,959,385	(4,959,385)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc. Count	9,860,012	(9,860,012)	—
Credit Suisse Securities (USA) LLC Count	4,636,378	(4,636,378)	—
Deutsche Bank Securities Inc. Count	503,569	(503,569)	—
Goldman, Sachs & Co. Count	5,928,944	(5,928,944)	—
J.P. Morgan Securities LLC Count	8,732,054	(8,732,054)	—
Jefferies LLC Count	3,051,296	(3,051,296)	—
Scotia Capital (USA) INC Count	1,603,068	(1,603,068)	—
Wells Fargo Securities LLC Count	1,086,910	(1,086,910)	—
Total	$42,157,132	$(42,157,132)	$—

(1)
Collateral with a fair value of  $43,188,283 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$75,412,559	$(75,412,559)	$—
BMO Capital Markets Corp	242,470	(242,470)	—
BNP Paribas	19,865,982	(19,865,982)	—
BNP Paribas Prime Brokerage Intl Ltd	2,433,860	(2,433,860)	—
Cantor Fitzgerald & Co	220,479	(220,479)	—
Citigroup Global Markets Inc.	20,099,780	(20,099,780)	—
Goldman, Sachs & Co.	113,112,602	(113,112,602)	—
HSBC Securities (USA) Inc.	189,278,227	(189,278,227)	—
J.P. Morgan Securities LLC	5,557,743	(5,557,743)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	34,697,710	(34,697,710)	—
Mizuho Securities USA LLC.	725	(725)	—
Morgan Stanley & Co. LLC	1,658,918	(1,658,918)	—
RBC Capital Markets, LLC	1,881,957	(1,881,957)	—
Societe Generale	86,345,839	(86,345,839)	—
Wells Fargo Securities LLC	37,562	(37,562)	—
Total	$550,846,413	$(550,846,413)	$—

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

Intermediate Bond (continued)

(1)
Collateral with a fair value of  $562,628,550 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$59,678	$(59,678)	$—
Deutsche Bank Securities Inc.	322,694	(322,694)	—
Goldman, Sachs & Co.	253,017	(253,017)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	76,148	(76,148)	—
Mizuho Securities USA LLC.	218,421	(218,421)	—
Nomura Securities International, Inc.	178,151	(178,151)	—
Societe Generale	59,127	(59,127)	—
Wells Fargo Securities LLC	115,637	(115,637)	—
Total	$1,282,873	$(1,282,873)	$—

(1)
Collateral with a fair value of  $1,313,253 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$60,487	$(60,487)	$—
Barclays Capital Inc.	152,649	(152,649)	—
Credit Suisse Securities (USA) LLC	307,881	(307,881)	—
Goldman, Sachs & Co.	217,850	(217,850)	—
J.P. Morgan Securities LLC	109,810	(109,810)	—
Morgan Stanley & Co. LLC	193,989	(193,989)	—
Nomura Securities International, Inc.	6,332	(6,332)	—
Scotia Capital (USA) INC	94,757	(94,757)	—
Total	$1,143,755	$(1,143,755)	$—

(1)
Collateral with a fair value of  $1,170,715 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
	Six Months Ended September 30, 2017		Year Ended March 31, 2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
GNMA Income	$12,530,964	$1,876,991	$24,333,861	$14,663,713
High Yield Bond	17,848,797	—	38,087,537	—
Intermediate Bond	64,611,165	—	107,796,993	—
Short Term Bond	937,218	—	2,220,519	—
Strategic Income Opportunities	3,641,351	—	6,909,050	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of September 30, 2017 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
GNMA Income	$—	$—	$(15,614,934)	$2,703,591	$—	—	—
High Yield Bond	104,039	—	—	17,414,455	(14,980,165)	Short-term	2018
					(13,947,202)	Long-term	None
					$(28,927,367)
Intermediate Bond	3,335,839	(4,046,300)	(54,992,025)	25,570,569	(85,625,747)	Short-term	2018
Short Term Bond	90,419	—	(308,803)	50,596	(736,049)	Short-term	None
					(1,268,089)	Long-term	None
					$(2,004,138)
Strategic Income Opportunities	174,463	—	—	2,710,091	(819,574)	Short-term	None
					(190,089)	Long-term	None
					$(1,009,663)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of September 30, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to September 30, 2017, the following Funds paid net investment income dividends of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0165	November 1, 2017	Daily
Class C	$0.0111	November 1, 2017	Daily
Class I	$0.0186	November 1, 2017	Daily
Class W	$0.0184	November 1, 2017	Daily
High Yield Bond
Class A	$0.0364	November 1, 2017	Daily
Class C	$0.0312	November 1, 2017	Daily
Class I	$0.0388	November 1, 2017	Daily
Class P	$0.0430	November 1, 2017	Daily
Class R	$0.0347	November 1, 2017	Daily
Class R6	$0.0386	November 1, 2017	Daily
Class W	$0.0382	November 1, 2017	Daily
Intermediate Bond
Class A	$0.0245	November 1, 2017	Daily
Class C	$0.0180	November 1, 2017	Daily
Class I	$0.0274	November 1, 2017	Daily
Class O	$0.0245	November 1, 2017	Daily
Class R	$0.0224	November 1, 2017	Daily
	Per Share Amount	Payable Date	Record Date
Class R6	$0.0275	November 1, 2017	Daily
Class W	$0.0266	November 1, 2017	Daily
Short Term Bond
Class A	$0.0130	November 1, 2017	Daily
Class C	$0.0067	November 1, 2017	Daily
Class I	$0.0155	November 1, 2017	Daily
Class R	$0.0109	November 1, 2017	Daily
Class R6	$0.0157	November 1, 2017	Daily
Class W	$0.0151	November 1, 2017	Daily
Strategic Income Opportunities
Class A	$0.0308	November 1, 2017	Daily
Class C	$0.0239	November 1, 2017	Daily
Class I	$0.0349	November 1, 2017	Daily
Class R	$0.0284	November 1, 2017	Daily
Class R6	$0.0351	November 1, 2017	Daily
Class W	$0.0329	November 1, 2017	Daily
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.7%
1,424,153	Fannie Mae 2004-28 PZ, 6.000%, 05/25/34	$1,843,760	0.2
2,424,778	Fannie Mae 2004-88 ZC, 6.500%, 12/25/34	3,050,525	0.3
9,468,079	Fannie Mae 2005-17 B, 6.500%, (US0001M + 0.000%), 03/25/35	11,076,546	1.0
2,306,481	Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	2,734,016	0.2
1,086,720	Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,186,187	0.1
14,058,622 (1)	Fannie Mae 2010-150 PS, 5.363%, (-1.000*US0001M + 6.600%), 12/25/39	1,408,034	0.1
8,688,272 (1)	Fannie Mae 2010-95 SB, 5.363%, (-1.000*US0001M + 6.600%), 09/25/40	1,248,327	0.1
4,400,568	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,945,069	0.4
14,032,295 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,009,701	0.2
310,483	Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	351,234	0.0
1,959,903	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,260,239	0.2
3,512,880	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	3,704,500	0.3
6,356,583	Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,988,396	0.6
1,015,309	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	1,119,439	0.1
1,761,155 (1)	Fannie Mae REMIC Trust 2005-17 ES, 5.513%, (-1.000*US0001M + 6.750%), 03/25/35	227,003	0.0
1,300,761	Fannie Mae REMIC Trust 2005-59 NQ, 13.782%, (-2.500*US0001M + 16.875%), 05/25/35	1,673,233	0.1
1,235,609	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,337,956	0.1
429,865	Fannie Mae REMIC Trust 2006-115 ES, 21.611%, (-4.000*US0001M + 26.560%), 12/25/36	626,712	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,206,287 (1)	Fannie Mae REMIC Trust 2006-36 SP, 5.463%, (-1.000*US0001M + 6.700%), 05/25/36	$448,118	0.0
6,107,240 (1)	Fannie Mae REMIC Trust 2006-79 SH, 5.213%, (-1.000*US0001M + 6.450%), 08/25/36	1,207,611	0.1
648,804	Fannie Mae REMIC Trust 2009-12 LK, 8.204%, 03/25/39	708,673	0.1
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,094,134	0.2
6,000,000	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	6,384,900	0.5
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,688,188	0.5
2,228,363	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	2,361,311	0.2
4,481,137 (1)	Fannie Mae REMIC Trust 2012-128 VS, 5.013%, (-1.000*US0001M + 6.250%), 06/25/42	648,027	0.1
10,924,583 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,051,359	0.1
5,161,569 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	825,133	0.1
4,624,905 (1)	Fannie Mae REMIC Trust 2012-68 SD, 5.463%, (-1.000*US0001M + 6.700%), 06/25/32	822,858	0.1
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,465,056	0.3
1,733,951 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	226,551	0.0
4,832,065 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	579,130	0.0
7,813,547	Fannie Mae Series 2016-51 S, 4.683%, (-1.000*US0001M + 5.920%), 10/25/43	8,047,703	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,855,038	Freddie Mac 3770 GA, 4.500%, 10/15/40	$3,122,361	0.3
4,489,036	Freddie Mac REMIC Trust 2005-S001 2A2, 1.387%, (1.000*US0001M + 0.150%), 09/25/45	4,483,512	0.4
709,727	Freddie Mac REMIC Trust 2653 SC, 6.181%, (-0.500*US0001M + 6.800%), 07/15/33	782,758	0.1
1,121,396	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,284,309	0.1
302,932	Freddie Mac REMIC Trust 3012 ST, 17.516%, (-3.600*US0001M + 21.960%), 04/15/35	429,092	0.0
604,117	Freddie Mac REMIC Trust 3065 DC, 16.157%, (-3.000*US0001M + 19.860%), 03/15/35	900,866	0.1
1,055,435	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	1,178,724	0.1
7,180,351 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/36	158,120	0.0
694,699 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	131,226	0.0
378,179 (1)	Freddie Mac REMIC Trust 3753 PS, 4.866%, (-1.000*US0001M + 6.100%), 06/15/40	20,752	0.0
1,872,923 (1)	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	12,982	0.0
780,685	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/39	825,363	0.1
4,317,294	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	4,584,324	0.4
2,270,915 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	279,417	0.0
1,105,848	Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,325,078	0.1
320,893 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 6.763%, (-1.000*US0001M + 8.000%), 10/25/23	44,715	0.0
2,001,040	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,212,172	0.2
4,657,651	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,694,988	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,171,842	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	$1,294,434	0.1
3,652,489	Ginnie Mae 2009-H01 FA, 2.386%, (1.000*US0001M + 1.150%), 11/20/59	3,694,867	0.3
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/40	2,305,150	0.2
3,561,032	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/40	3,937,970	0.3
7,722,704 (2)	Ginnie Mae 2011-70 PO, 05/16/41	6,573,751	0.6
5,468,779	Ginnie Mae 2012-H14 FK, 1.811%, (1.000*US0001M + 0.580%), 07/20/62	5,488,508	0.5
6,382,958 (1)	Ginnie Mae 2014-107 XS, 4.366%, (-1.000*US0001M + 5.600%), 07/16/44	830,533	0.1
3,206,123 (1)	Ginnie Mae 2014-96 SQ, 4.366%, (-1.000*US0001M + 5.600%), 07/16/44	421,081	0.0
4,296,635	Ginnie Mae 2015-H13 FG, 1.631%, (1.000*US0001M + 0.400%), 04/20/65	4,286,027	0.4
31,010,358 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/46	4,880,385	0.4
5,026,082 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	543,445	0.0
26,332,367	Ginnie Mae 2016-H20 FB, 1.781%, (1.000*US0001M + 0.550%), 09/20/66	26,355,635	2.3
24,677,681	Ginnie Mae 2016-H23 F, 1.981%, (1.000*US0001M + 0.750%), 10/20/66	24,825,279	2.1
218,790	Ginnie Mae Series 2002-11 TS, 17.297%, (-3.000*US0001M + 21.000%), 02/16/32	282,822	0.0
1,533,901 (1)	Ginnie Mae Series 2002-76 SG, 6.366%, (-1.000*US0001M + 7.600%), 10/16/29	287,362	0.0
5,612,862	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	6,042,535	0.5
208,715	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	234,464	0.0
1,885,543	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	2,094,727	0.2
1,190,486	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,323,849	0.1
5,067,151	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	5,580,541	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
230,671	Ginnie Mae Series 2004-87 SB, 6.249%, (-1.154*US0001M + 7.673%), 03/17/33	$239,668	0.0
1,889,170 (1)	Ginnie Mae Series 2004-98 SA, 5.464%, (-1.000*US0001M + 6.700%), 11/20/34	394,396	0.0
1,728,100	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	1,914,626	0.2
548,912 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/34	103,784	0.0
1,598,987 (1)	Ginnie Mae Series 2005-7 AH, 5.536%, (-1.000*US0001M + 6.770%), 02/16/35	268,543	0.0
1,261,909 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	310,953	0.0
894,722	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	990,534	0.1
639,125	Ginnie Mae Series 2005-91 UP, 11.831%, (-2.000*US0001M + 14.300%), 09/16/31	765,699	0.1
2,025,000	Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,325,604	0.2
7,701,819	Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	8,544,133	0.7
10,888,881	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,991,060	1.1
1,661,523	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,937,497	0.2
14,386,718 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/36	141,770	0.0
3,209,952	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,625,857	0.3
2,934,970 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	846,027	0.1
139,438	Ginnie Mae Series 2007-37 S, 20.774%, (-3.667*US0001M + 25.300%), 04/16/37	166,301	0.0
187,712	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	205,601	0.0
197,801	Ginnie Mae Series 2007-5 MT, 1.456%, (US0001M + 0.220%), 02/20/34	197,405	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,608,702 (1)	Ginnie Mae Series 2007-53 SC, 5.264%, (-1.000*US0001M + 6.500%), 09/20/37	$663,824	0.1
86,877	Ginnie Mae Series 2007-53 SW, 16.497%, (-3.000*US0001M + 20.205%), 09/20/37	120,274	0.0
1,874,136	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	2,081,150	0.2
3,476,704	Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	3,956,955	0.3
2,525,033	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	3,114,967	0.3
978,935 (1)	Ginnie Mae Series 2008-3 SA, 5.314%, (-1.000*US0001M + 6.550%), 01/20/38	175,357	0.0
2,050,730 (1)	Ginnie Mae Series 2008-40 PS, 5.266%, (-1.000*US0001M + 6.500%), 05/16/38	354,382	0.0
4,410,740 (1)	Ginnie Mae Series 2008-82 SA, 4.764%, (-1.000*US0001M + 6.000%), 09/20/38	689,855	0.1
7,151,173 (1)	Ginnie Mae Series 2009-110 SA, 5.116%, (-1.000*US0001M + 6.350%), 04/16/39	830,913	0.1
710,841	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	798,689	0.1
2,142,018	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,380,938	0.2
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,153,976	0.1
4,870,368	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	5,322,334	0.5
4,450,851	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	4,768,665	0.4
2,661,213	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,135,570	0.3
461,610 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/37	17,657	0.0
1,591,614	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	2,261,092	0.2
1,581,195	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,382,256	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
736,637	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	$972,826	0.1
1,674,350 (1)	Ginnie Mae Series 2009-66 QS, 4.864%, (-1.000*US0001M + 6.100%), 07/20/39	205,665	0.0
2,855,096	Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,177,580	0.3
1,604,156 (1)	Ginnie Mae Series 2009-77 SA, 4.916%, (-1.000*US0001M + 6.150%), 09/16/39	247,718	0.0
3,102,294	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,673,948	0.3
863,483	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	1,168,508	0.1
542,358	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	612,847	0.1
4,366,438 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	630,735	0.1
3,281,184 (1)	Ginnie Mae Series 2010-116 NS, 5.416%, (-1.000*US0001M + 6.650%), 09/16/40	540,735	0.0
388,702 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	52,086	0.0
1,000,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,108,577	0.1
2,342,148 (1)	Ginnie Mae Series 2010-158 SA, 4.814%, (-1.000*US0001M + 6.050%), 12/20/40	383,699	0.0
1,230,400 (1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	58,636	0.0
6,463,463 (1)	Ginnie Mae Series 2010-166 GS, 4.764%, (-1.000*US0001M + 6.000%), 12/20/40	996,640	0.1
3,447,360 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	419,846	0.0
3,125,000	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,360,496	0.3
6,367,448	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,616,843	0.6
1,061,845 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	136,586	0.0
1,600,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,805,697	0.2
2,123,551 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	639,659	0.1
5,448,605	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,285,601	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,718,508	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	$2,950,096	0.3
12,479,917	Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	13,606,568	1.2
1,168,146 (1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	51,700	0.0
30,298 (1)	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	305	0.0
1,927,383 (1)	Ginnie Mae Series 2010-9 SB, 5.264%, (-1.000*US0001M + 6.500%), 09/20/38	115,531	0.0
7,828,216	Ginnie Mae Series 2010-H01 FA, 2.056%, (1.000*US0001M + 0.820%), 01/20/60	7,891,108	0.7
9,230,594	Ginnie Mae Series 2010-H10 FB, 2.236%, (1.000*US0001M + 1.000%), 05/20/60	9,379,258	0.8
9,879,114	Ginnie Mae Series 2010-H10 FC, 2.236%, (1.000*US0001M + 1.000%), 05/20/60	10,015,467	0.9
10,927,633	Ginnie Mae Series 2010-H20 AF, 1.561%, (1.000*US0001M + 0.330%), 10/20/60	10,858,367	0.9
710,899 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	113,343	0.0
250,360	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	278,810	0.0
637,123	Ginnie Mae Series 2011-169 BG, 5.415%, 04/16/39	690,483	0.1
6,499,609	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	6,962,844	0.6
1,720,056	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,849,767	0.2
11,243,668 (1)	Ginnie Mae Series 2011-73 LS, 5.454%, (-1.000*US0001M + 6.690%), 08/20/39	1,282,669	0.1
2,608,588	Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	2,721,826	0.2
1,505,679	Ginnie Mae Series 2011-H07 FA, 1.731%, (1.000*US0001M + 0.500%), 02/20/61	1,506,308	0.1
3,038,615 (1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	411,783	0.0
4,102,951 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	437,111	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,076,683 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	$162,715	0.0
13,006,431 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,348,750	0.1
810,689 (1)	Ginnie Mae Series 2012-34 MS, 5.466%, (-1.000*US0001M + 6.700%), 04/16/41	139,062	0.0
337,488	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	347,972	0.0
4,103,237	Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,370,823	0.4
7,186,314 (1)	Ginnie Mae Series 2012-48 SA, 5.416%, (-1.000*US0001M + 6.650%), 04/16/42	1,583,533	0.1
9,672,824 (1)	Ginnie Mae Series 2012-60 SG, 4.866%, (-1.000*US0001M + 6.100%), 05/16/42	1,733,065	0.2
2,687,202 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	385,404	0.0
12,593 (1)	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	140	0.0
2,827,041	Ginnie Mae Series 2012-H11 VA, 1.881%, (1.000*US0001M + 0.650%), 05/20/62	2,840,509	0.2
31,483,877	Ginnie Mae Series 2012-H12 FB, 2.281%, (1.000*US0001M + 1.050%), 02/20/62	32,004,589	2.8
2,165,460	Ginnie Mae Series 2012-H20 BA, 1.791%, (1.000*US0001M + 0.560%), 09/20/62	2,170,302	0.2
4,464,688	Ginnie Mae Series 2012-H29 SA, 1.746%, (1.000*US0001M + 0.515%), 10/20/62	4,462,595	0.4
3,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,233,012	0.3
2,544,066	Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	2,628,145	0.2
1,270,594	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,203,270	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	631,094	0.1
2,044,611 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	325,958	0.0
10,611,625 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	1,710,774	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,824,237 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	$529,632	0.0
2,670,405	Ginnie Mae Series 2013-H08 BF, 1.631%, (1.000*US0001M + 0.400%), 03/20/63	2,657,132	0.2
5,898,726	Ginnie Mae Series 2013-H10 FT, 1.680%, (1.000*H15T1Y + 0.450%), 04/20/63	5,920,542	0.5
4,320,639	Ginnie Mae Series 2013-H14 FC, 1.701%, (1.000*US0001M + 0.470%), 06/20/63	4,315,290	0.4
1,512,085	Ginnie Mae Series 2013- H18 BA, 1.831%, (1.000*US0001M + 0.600%), 07/20/63	1,517,259	0.1
4,686,327	Ginnie Mae Series 2013- H19 DF, 1.881%, (1.000*US0001M + 0.650%), 05/20/63	4,706,337	0.4
10,823,078	Ginnie Mae Series 2013-H19 FC, 1.831%, (1.000*US0001M + 0.600%), 08/20/63	10,860,108	0.9
3,605,798	Ginnie Mae Series 2013-H20 FB, 2.231%, (1.000*US0001M + 1.000%), 08/20/63	3,659,129	0.3
4,487,856	Ginnie Mae Series 2013-H23 FA, 2.531%, (1.000*US0001M + 1.300%), 09/20/63	4,601,647	0.4
9,894,259	Ginnie Mae Series 2013-H23 TA, 1.951%, (1.000*US0001M + 0.720%), 09/20/63	9,954,869	0.9
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	2,998,793	0.3
5,474,182	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	5,813,817	0.5
5,206,860 (1)	Ginnie Mae Series 2014-30 ES, 3.764%, (-1.000*US0001M + 5.000%), 03/20/40	617,388	0.1
12,342,853	Ginnie Mae Series 2015-10 Q, 2.264%, 10/20/44	11,560,751	1.0
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,695,776	1.1
4,334,037 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	760,480	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,819,267	Ginnie Mae Series 2015- 27 PB, 3.000%, 08/20/44	$11,912,297	1.0
48,471,693	Ginnie Mae Series 2015-H31 FT, 1.881%, (1.000*US0001M + 0.650%), 11/20/65	48,689,665	4.2
18,581,279 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/46	3,528,053	0.3
9,302,263	Ginnie Mae Series 2016-5 AB, 4.677%, 01/20/46	10,016,930	0.9
30,331,492	Ginnie Mae Series 2016-H08 FT, 1.951%, (1.000*US0001M + 0.720%), 02/20/66	30,526,360	2.6
1,148,144	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,196,550	0.1
	Total Collateralized Mortgage Obligations
	(Cost $631,688,232)	635,820,854	54.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
756,130	Ginnie Mae 2004-23 Z, 5.565%, 03/16/44	802,560	0.1
11,882,982 (1)	Ginnie Mae 2006-67 IO, 0.360%, 11/16/46	70,214	0.0
2,130,348	Ginnie Mae 2007-52 Z, 4.350%, 01/16/48	2,244,018	0.2
2,018,495	Ginnie Mae 2008-39 Z, 4.500%, 02/16/48	2,185,126	0.2
245,467 (1)	Ginnie Mae 2008-45 IO, 0.670%, 02/16/48	1,726	0.0
1,566,905	Ginnie Mae 2008-48 Z, 4.865%, 04/16/48	1,604,293	0.1
746,104	Ginnie Mae 2009-115 D, 4.632%, 01/16/50	772,074	0.1
4,811,937	Ginnie Mae 2009-60 Z, 4.910%, 06/16/49	5,015,806	0.4
6,676,631 (1)	Ginnie Mae 2010-122 IO, 0.252%, 02/16/44	129,322	0.0
110,859 (1)	Ginnie Mae 2010-123 IA, 1.942%, 10/16/52	4,487	0.0
31,658,452 (1)	Ginnie Mae 2011-47 IO, 0.020%, 01/16/51	347,986	0.0
1,244,439	Ginnie Mae 2011-53 B, 4.397%, 05/16/51	1,313,669	0.1
4,000,000	Ginnie Mae 2011-95 C, 3.526%, 01/16/40	4,084,499	0.4
	Total Commercial Mortgage-Backed Securities
	(Cost $18,362,181)	18,575,780	1.6

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.8%
	Other Asset-Backed Securities: 0.8%
1,527,168	Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	$1,608,769	0.2
173,205	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	185,014	0.0
192,410	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	196,261	0.0
239,164	Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/32	247,015	0.0
6,769,249	Fannie Mae REMIC Trust 2003-W16 AF5, 4.400%, 11/25/33	6,914,878	0.6
	Total Asset-Backed Securities
	(Cost $9,018,229)	9,151,937	0.8
U.S. GOVERNMENT AGENCY OBLIGATIONS(3): 68.8%
	Federal Home Loan Mortgage Corporation: 2.5%(3)
24,088,000 (4)	4.000%, 06/15/40	25,325,803	2.2
3,586,678	5.290%-9.500%, 07/01/20-06/01/38	3,959,814	0.3
		29,285,617	2.5
	Federal National Mortgage Association: 8.7%(3)
28,644,534	3.500%, 01/01/44	29,681,700	2.6
9,335,347	3.500%, 03/01/46	9,701,429	0.8
15,624,517	4.000%, 05/01/42	16,651,620	1.4
9,240,778	4.000%, 01/01/45	9,910,018	0.9
33,592,593 (4)	3.000%-7.500%, 07/01/27-05/01/48	35,347,953	3.0
		101,292,720	8.7
	Government National Mortgage Association: 57.6%
5,393,785	3.380%, (US0001M + 2.161%), 10/20/63	5,819,520	0.5
132,057,000 (4)	3.500%, 07/20/42	137,068,459	11.8
6,348,937	3.500%, 09/20/45	6,610,818	0.6
9,515,420	3.500%, 08/20/46	9,946,891	0.9
11,215,640	3.500%, 09/20/46	11,749,128	1.0
7,036,937	3.500%, 09/20/46	7,339,578	0.6
7,400,306	3.500%, 10/20/46	7,717,689	0.7
6,820,463	3.500%, 10/20/46	7,113,785	0.6
5,689,540	3.500%, 11/20/46	5,958,949	0.5
7,745,450	3.750%, 05/20/42	8,112,392	0.7
6,799,922	3.750%, 05/20/42	7,122,776	0.6
46,528,000 (4)	4.000%, 06/20/41	49,001,616	4.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(3): (continued)
	Government National Mortgage Association: (continued)
16,242,347	4.000%, 08/20/42	$17,236,021	1.5
8,302,748	4.000%, 01/20/46	8,771,869	0.8
7,014,233	4.000%, 03/20/46	7,422,141	0.6
8,127,047	4.619%, 09/20/61	8,725,136	0.7
184,332,000 (4)	16.000%, 05/20/45	186,909,760	16.1
166,819,762	3.000%-7.500%, 05/15/18-08/20/62	176,696,719	15.2
		669,323,247	57.6
	Total U.S. Government Agency Obligations
	(Cost $797,651,302)	799,901,584	68.8
	Total Long-Term Investments
	(Cost $1,456,719,944)	1,463,450,155	125.9
SHORT-TERM INVESTMENTS: 2.6%
	U.S. Treasury Bills: 2.6%
30,000,000	United States Cash Management Bill, 01/02/18
	(Cost $29,918,783)	29,920,184	2.6
	Total Short-Term Investments
	(Cost $29,918,783)	29,920,184	2.6
	Total Investments in Securities
	(Cost $1,486,638,727)	$1,493,370,339	128.5
	Liabilities in Excess of Other Assets	(331,581,914)	(28.5)
	Net Assets	$1,161,788,425	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(2)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(3)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(4)
Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$635,820,854	$—	$635,820,854
U.S. Government Agency Obligations	—	799,901,584	—	799,901,584
Commercial Mortgage-Backed Securities	—	18,575,780	—	18,575,780
Asset-Backed Securities	—	9,151,937	—	9,151,937
Short-Term Investments	29,920,184	—	—	29,920,184
Total Investments, at fair value	$29,920,184	$1,463,450,155	$—	$1,493,370,339
Other Financial Instruments+
Futures	2,358,978	—	—	2,358,978
Total Assets	$32,279,162	$1,463,450,155	$—	$1,495,729,317

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of September 30, 2017 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2017, the following futures contracts were outstanding for Voya GNMA Income Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(722)	12/19/17	$(90,475,625)	$1,030,783
U.S. Treasury 2-Year Note	(207)	12/29/17	(44,650,546)	116,229
U.S. Treasury 5-Year Note	(645)	12/29/17	(75,787,500)	591,498
U.S. Treasury Long Bond	(217)	12/19/17	(33,160,312)	620,468
			$(244,073,983)	$2,358,978

At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,488,350,838.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,437,700
Gross Unrealized Depreciation	(7,059,221)
Net Unrealized Appreciation	$7,378,479

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$2,358,978
Total Asset Derivatives		$2,358,978

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,230,530)
Total	$(4,230,530)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$2,561,313
Total	$2,561,313

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 97.1%
		Basic Materials: 7.3%
2,225,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	$2,275,062	0.4
1,635,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/23	1,679,962	0.3
1,470,000 (1)		Cascades, Inc., 5.500%, 07/15/22	1,532,475	0.2
445,000 (1)		Cleveland-Cliffs, Inc., 5.750%, 03/01/25	428,869	0.1
920,000 (1)		Constellium NV, 5.750%, 05/15/24	924,600	0.2
1,050,000	(1)(2)	Constellium NV, 6.625%, 03/01/25	1,077,563	0.2
250,000 (1)		Constellium NV, 7.875%, 04/01/21	265,937	0.0
940,000 (1)		Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	1,009,325	0.2
3,900,000 (2)		Freeport-McMoRan, Inc., 4.550%-5.450%, 11/14/24-03/15/43	3,790,150	0.6
1,450,000		Hexion, Inc., 6.625%, 04/15/20	1,305,000	0.2
975,000	(1)(2)	Hexion, Inc., 10.375%, 02/01/22	940,875	0.2
955,000 (1)		Hexion, Inc., 13.750%, 02/01/22	787,875	0.1
1,925,000 (1)		IAMGOLD Corp., 7.000%, 04/15/25	2,038,094	0.3
2,000,000	(1)(2)	INEOS Group Holdings SA, 5.625%, 08/01/24	2,082,500	0.3
2,100,000 (1)		Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,409,750	0.4
1,825,000 (1)		NOVA Chemicals Corp., 4.875%, 06/01/24	1,852,375	0.3
2,320,000 (1)		Rayonier AM Products, Inc., 5.500%, 06/01/24	2,259,100	0.4
710,000 (1)		SPCM SA, 4.875%, 09/15/25	736,625	0.1
3,265,000		Teck Resources Ltd., 4.750%-5.200%, 01/15/22-03/01/42	3,334,342	0.5
1,700,000	(1)(2)	Tronox Finance LLC, 7.500%, 03/15/22	1,799,875	0.3
335,000 (1)		Tronox Finance PLC, 5.750%, 10/01/25	344,213	0.0
330,000 (1)		Valvoline, Inc., 4.375%, 08/15/25	336,221	0.0
1,120,000 (1)		Valvoline, Inc., 5.500%, 07/15/24	1,198,400	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Basic Materials (continued)
1,105,000 (1)		WR Grace & Co-Conn, 5.125%, 10/01/21	$1,201,687	0.2
555,000 (1)		WR Grace & Co-Conn, 5.625%, 10/01/24	611,888	0.1
10,595,000	(3)(4)(5)	Other Securities	9,203,556	1.5
			45,426,319	7.3
		Communications: 18.5%
1,860,000 (1)		Acosta, Inc., 7.750%, 10/01/22	1,348,500	0.2
600,000 (1)		Altice Financing SA, 6.500%, 01/15/22	625,500	0.1
1,000,000 (1)		Altice Finco SA, 8.125%, 01/15/24	1,085,000	0.2
2,000,000	(1)(2)	Altice Luxembourg SA, 7.625%, 02/15/25	2,165,000	0.3
2,170,000 (1)		Altice Luxembourg SA, 7.750%, 05/15/22	2,305,625	0.4
1,215,000 (1)		Block Communications, Inc., 6.875%, 02/15/25	1,324,714	0.2
500,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	502,500	0.1
985,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	1,001,006	0.2
1,120,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,163,400	0.2
2,895,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,046,988	0.5
1,500,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,595,625	0.2
955,000 (1)		Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	976,487	0.2
3,135,000		Clear Channel Worldwide Holdings, Inc., 6.500%-7.625%, 03/15/20-11/15/22	3,150,175	0.5
1,740,000 (1)		CommScope Tech Finance LLC, 6.000%, 06/15/25	1,868,325	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,620,544	0.4
1,375,000 (1)		CSC Holdings LLC, 6.625%, 10/15/25	1,509,062	0.2
1,800,000 (1)		CSC Holdings LLC, 10.875%, 10/15/25	2,229,750	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
6,700,000	DISH DBS Corp., 5.000%-7.750%, 06/01/21-07/01/26	$7,253,846	1.2
1,685,000 (1)	Gray Television, Inc., 5.125%, 10/15/24	1,697,637	0.3
3,240,000	Intelsat Jackson Holdings SA, 5.500%-7.500%, 10/15/20-08/01/23	2,913,600	0.5
4,495,000	Level 3 Financing, Inc., 5.125%-5.375%, 05/01/23-03/15/26	4,606,188	0.7
2,598,000	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,714,910	0.4
1,000,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	1,082,500	0.2
1,600,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/24	1,660,000	0.3
1,750,000 (1)	SFR Group SA, 6.000%, 05/15/22	1,830,937	0.3
2,925,000 (1)	SFR Group SA, 6.250%, 05/15/24	3,099,769	0.5
1,800,000 (1)	SFR Group SA, 7.375%, 05/01/26	1,946,250	0.3
2,230,000 (1)	Plantronics, Inc., 5.500%, 05/31/23	2,319,200	0.4
2,130,000 (1)	Salem Media Group, Inc., 6.750%, 06/01/24	2,225,850	0.3
2,250,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/27	2,306,250	0.3
500,000 (1)	Sirius XM Radio, Inc., 5.375%, 07/15/26	527,500	0.1
1,660,000 (1)	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,790,725	0.3
3,000,000	Sprint Communications, Inc., 6.000%, 11/15/22	3,239,100	0.5
5,110,000	Sprint Corp., 7.125%, 06/15/24	5,761,525	0.9
3,250,000	Sprint Corp., 7.250%, 09/15/21	3,619,688	0.6
1,400,000	Sprint Nextel Corp., 6.875%, 11/15/28	1,571,500	0.3
2,593,000	Telecom Italia Capital SA, 6.375%, 11/15/33	2,998,156	0.5
1,589,000	Telecom Italia Capital SA, 6.000%-7.200%, 09/30/34-07/18/36	1,793,318	0.3
1,320,000 (1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,489,950	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
4,450,000		T-Mobile USA, Inc., 5.125%-6.836%, 01/15/22-01/15/26	$4,756,813	0.8
2,500,000 (1)		Univision Communications, Inc., 5.125%, 05/15/23	2,556,250	0.4
250,000 (1)		Univision Communications, Inc., 5.125%, 02/15/25	252,813	0.0
1,200,000 (1)		Wind Acquisition Finance SA, 4.750%, 07/15/20	1,216,128	0.2
1,310,000 (1)		Wind Acquisition Finance SA, 7.375%, 04/23/21	1,363,219	0.2
1,045,000 (1)		Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	1,110,313	0.2
2,640,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%-6.375%, 04/01/23-05/15/25	2,816,473	0.4
15,575,000 (4)		Other Securities	14,662,660	2.3
			115,701,269	18.5
		Consumer, Cyclical: 17.2%
1,625,000 (1)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	1,661,562	0.3
865,000	(1)(6)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	884,463	0.1
1,750,000 (1)		Adient Global Holdings Ltd., 4.875%, 08/15/26	1,798,125	0.3
420,000 (1)		Allison Transmission, Inc., 4.750%, 10/01/27	423,675	0.1
1,705,000 (1)		American Greetings Corp., 7.875%, 02/15/25	1,854,187	0.3
2,050,000 (1)		American Tire Distributors, Inc., 10.250%, 03/01/22	2,147,990	0.3
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,462,250	0.4
1,270,000 (1)		Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/25	1,263,650	0.2
1,231,000 (1)		Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	1,261,775	0.2
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,736,750	0.4
495,000	(1)(2)	Carlson Travel, Inc., 6.750%, 12/15/23	492,525	0.1
490,000 (1)		Carlson Travel, Inc., 9.500%, 12/15/24	466,725	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,300,000 (1)		Carmike Cinemas, Inc., 6.000%, 06/15/23	$1,374,750	0.2
1,940,000 (1)		CCM Merger, Inc., 6.000%, 03/15/22	2,010,558	0.3
390,000 (1)		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	410,475	0.1
2,980,000 (1)		Century Communities, Inc., 5.875%, 07/15/25	3,002,350	0.5
1,975,000 (1)		Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	2,024,375	0.3
2,985,000		CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/25	2,985,000	0.5
1,080,000 (1)		DBP Holding Corp., 7.750%, 10/15/20	588,600	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,739,066	0.4
1,275,000	(1)(7)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	1,326,000	0.2
2,095,000 (1)		EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,335,925	0.4
825,000	(1)(2)	Guitar Center, Inc., 6.500%, 04/15/19	752,812	0.1
815,000 (1)		H&E Equipment Services, Inc., 5.625%, 09/01/25	861,862	0.1
2,690,000 (1)		Hot Topic, Inc., 9.250%, 06/15/21	2,283,137	0.4
900,000 (1)		International Game Technology PLC, 6.250%, 02/15/22	999,450	0.2
865,000 (1)		International Game Technology PLC, 6.500%, 02/15/25	976,369	0.1
1,040,000 (1)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,098,500	0.1
1,040,000 (1)		KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,105,000	0.2
2,525,000 (1)		Landry’s, Inc., 6.750%, 10/15/24	2,559,719	0.4
2,115,000 (1)		Lions Gate Entertainment Corp., 5.875%, 11/01/24	2,231,325	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
1,330,000 (1)		M/I Homes, Inc., 5.625%, 08/01/25	$1,364,913	0.2
2,631,000		Meritage Homes Corp., 5.125%-7.000%, 04/01/22-06/06/27	2,844,510	0.5
3,500,000		MGM Resorts International, 6.000%-7.750%, 03/15/22-03/15/23	3,965,000	0.6
250,000	(1)(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	131,250	0.0
1,750,000	(1)(7)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/21	831,250	0.2
2,270,000 (1)		Penn National Gaming, Inc., 5.625%, 01/15/27	2,360,800	0.4
240,000 (1)		PetSmart, Inc., 5.875%, 06/01/25	210,600	0.1
3,435,000 (1)		PetSmart, Inc., 7.125%, 03/15/23	2,688,918	0.4
2,085,000	(1)(2)	Rite Aid Corp., 6.125%, 04/01/23	2,035,481	0.3
240,000 (1)		Rite Aid Corp., 6.875%, 12/15/28	210,000	0.1
790,000 (1)		Scientific Games International, Inc., 7.000%, 01/01/22	840,363	0.1
3,365,000		Scientific Games International, Inc., 6.625%-10.000%, 05/15/21-12/01/22	3,602,856	0.6
1,705,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,832,875	0.3
790,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/24	805,800	0.1
1,585,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/27	1,628,588	0.3
815,000 (1)		Station Casinos LLC, 5.000%, 10/01/25	818,994	0.1
1,450,000 (1)		Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	971,500	0.2
1,340,000 (1)		Viking Cruises Ltd., 5.875%, 09/15/27	1,347,973	0.2
657,000 (1)		WMG Acquisition Corp., 5.625%, 04/15/22	685,744	0.1
1,960,000 (1)		WMG Acquisition Corp., 6.750%, 04/15/22	2,065,350	0.3
1,120,000 (1)		Wolverine World Wide, Inc., 5.000%, 09/01/26	1,123,136	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
24,756,000		Other Securities	$25,931,226	4.1
			107,416,077	17.2
		Consumer, Non-cyclical: 18.1%
830,000 (1)		Alere, Inc., 6.375%, 07/01/23	894,325	0.2
1,381,875	(1)(7)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/18	449,109	0.1
1,335,000	(1)(2)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,221,525	0.2
1,245,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	1,276,766	0.2
3,470,000		Centene Corp., 4.750%-6.125%, 02/15/21-01/15/25	3,665,218	0.6
2,525,000 (2)		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,288,281	0.4
3,355,000		CHS/Community Health Systems, Inc., 6.250%-8.000%, 11/15/19-03/31/23	3,304,675	0.5
1,455,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/25	1,517,565	0.2
1,750,000 (1)		CSVC Acquisition Corp., 7.750%, 06/15/25	1,719,375	0.3
1,190,000 (1)		Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	975,800	0.2
450,000	(1)(2)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	473,625	0.1
515,000 (1)		Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	419,725	0.0
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/22	1,888,481	0.3
840,000 (1)		Envision Healthcare Corp., 5.125%, 07/01/22	875,700	0.1
3,120,000		HCA Healthcare, Inc., 6.250%, 02/15/21	3,385,200	0.5
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,557,719	0.7
3,150,000		HCA, Inc., 5.500%-7.500%, 02/15/22-06/15/47	3,471,754	0.6
468,000 (1)		Herc Rentals, Inc., 7.500%, 06/01/22	508,365	0.1
454,000	(1)(2)	Herc Rentals, Inc., 7.750%, 06/01/24	494,860	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
575,000	(1)(2)	Hertz Corp./The, 7.625%, 06/01/22	$594,406	0.1
1,535,000	(1)(2)	Hertz Corp., 5.500%, 10/15/24	1,389,175	0.2
1,480,000 (2)		Hertz Corp., 6.750%-7.375%, 04/15/19-01/15/21	1,487,850	0.3
880,000 (1)		High Ridge Brands Co., 8.875%, 03/15/25	842,600	0.1
2,305,000 (1)		Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,443,300	0.4
2,095,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,197,131	0.4
1,150,000 (1)		JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,178,750	0.2
830,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	831,038	0.1
1,250,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,259,375	0.2
1,710,000 (1)		KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,722,825	0.3
990,000 (1)		Lamb Weston Holdings, Inc., 4.625%, 11/01/24	1,037,025	0.1
990,000 (1)		Lamb Weston Holdings, Inc., 4.875%, 11/01/26	1,041,975	0.2
1,960,000 (1)		Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,043,300	0.3
2,080,000 (1)		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,116,400	0.3
2,900,000 (1)		MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,124,750	0.5
575,000 (1)		Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	597,281	0.1
420,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/25	434,700	0.1
420,000 (1)		Pilgrim’s Pride Corp., 5.875%, 09/30/27	431,550	0.0
600,000 (1)		Post Holdings, Inc., 5.000%, 08/15/26	600,375	0.1
1,150,000 (1)		Post Holdings, Inc., 8.000%, 07/15/25	1,305,250	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
1,975,000 (1)		Southern Graphics, Inc., 8.375%, 10/15/20	$2,012,031	0.3
2,040,000 (1)		Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,126,700	0.3
1,230,000	(1)(7)	Sterigenics-Nordion Topco LLC, 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/21	1,257,675	0.2
2,860,000 (2)		Tenet Healthcare Corp., 6.750%, 06/15/23	2,749,175	0.4
2,975,000		Tenet Healthcare Corp., 6.750%-8.125%, 02/01/20-04/01/22	3,059,188	0.5
1,145,000 (1)		Tenet Healthcare Corp., 5.125%, 05/01/25	1,132,119	0.2
1,575,000 (1)		US Foods, Inc., 5.875%, 06/15/24	1,657,688	0.3
620,000	(1)(2)	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	621,550	0.1
1,750,000 (1)		Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,540,000	0.2
420,000 (1)		Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	370,125	0.1
360,000 (1)		Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	380,700	0.1
1,135,000 (1)		Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	1,211,612	0.2
990,000	(1)(2)	Valeant Pharmaceuticals International, 6.375%, 10/15/20	993,406	0.1
4,315,000 (1)		Valeant Pharmaceuticals International, 6.750%, 08/15/21	4,244,881	0.7
1,400,000 (1)		Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,370,250	0.2
2,575,000 (1)		Vizient, Inc., 10.375%, 03/01/24	2,967,688	0.5
2,235,000 (1)		West Street Merger Sub, Inc., 6.375%, 09/01/25	2,235,000	0.4
22,798,000 (4)		Other Securities	23,014,509	3.7
			113,011,421	18.1
		Energy: 13.0%
2,950,000 (1)		California Resources Corp., 8.000%, 12/15/22	1,928,562	0.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,235,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	$1,333,800	0.2
2,205,000 (1)		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	2,282,175	0.4
595,000 (1)		Cheniere Energy Partners L.P., 5.250%, 10/01/25	609,875	0.1
2,295,000	(1)(2)	Chesapeake Energy Corp., 8.000%, 01/15/25	2,323,687	0.4
2,220,000		Chesapeake Energy Corp., 6.125%-6.625%, 08/15/ 20-02/15/21	2,259,700	0.3
2,900,000 (2)		Continental Resources, Inc./OK, 4.500%-5.000%, 09/15/22-04/15/23	2,937,000	0.5
1,505,000 (1)		Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	1,563,319	0.2
2,320,000 (1)		Delek Logistics Partners L.P., 6.750%, 05/15/25	2,349,000	0.4
1,750,000 (1)		Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,723,750	0.3
2,100,000 (1)		Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	2,118,375	0.3
1,135,000 (1)		Lonestar Resources America, Inc., 8.750%, 04/15/19	1,108,044	0.2
2,015,000		Murphy Oil Corp., 4.700%-6.875%, 12/01/22-08/15/24	2,062,570	0.3
2,040,000		Murphy Oil USA, Inc., 5.625%-6.000%, 08/15/23-05/01/27	2,160,062	0.4
1,470,000 (1)		Murray Energy Corp., 11.250%, 04/15/21	882,000	0.1
220,000 (1)		NGPL PipeCo LLC, 4.375%, 08/15/22	228,800	0.0
220,000 (1)		NGPL PipeCo LLC, 4.875%, 08/15/27	231,077	0.1
2,285,000 (2)		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,359,262	0.4
1,050,000 (1)		Range Resources Corp., 5.875%, 07/01/22	1,089,375	0.2
1,950,000 (1)		Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,059,688	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
2,225,000	Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	$2,375,188	0.4
595,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	605,413	0.1
2,690,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%-6.375%, 10/15/21-01/15/25	2,842,250	0.4
2,367,000	Unit Corp., 6.625%, 05/15/21	2,384,753	0.4
2,030,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/25	2,045,225	0.3
1,945,000 (1)	WildHorse Resource Development Corp., 6.875%, 02/01/25	1,947,431	0.3
3,240,000	WPX Energy, Inc., 6.000%, 01/15/22	3,365,550	0.5
34,032,000 (4)	Other Securities	32,319,731	5.2
		81,495,662	13.0
	Financial: 5.3%
2,600,000 (2)	Ally Financial, Inc., 5.750%, 11/20/25	2,828,670	0.4
2,235,000	Ally Financial, Inc., 7.500%-8.000%, 03/15/20-09/15/20	2,519,962	0.4
1,150,000 (1)	CNG Holdings, Inc., 9.375%, 05/15/20	1,012,000	0.2
1,785,000 (1)	CSTN Merger Sub, Inc., 6.750%, 08/15/24	1,782,769	0.3
2,350,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/25	2,435,187	0.4
1,120,000 (1)	FBM Finance, Inc., 8.250%, 08/15/21	1,204,000	0.2
445,000 (1)	Iron Mountain, Inc., 4.875%, 09/15/27	455,569	0.1
3,020,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%-6.375%, 03/01/24-10/15/27	3,187,550	0.5
2,380,000	Navient Corp., 7.250%, 09/25/23	2,597,175	0.4
3,215,000	Navient Corp., 5.875%-6.125%, 03/25/24-10/25/24	3,299,300	0.5
2,040,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,126,700	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,230,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	$1,245,375	0.2
990,000 (1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24	840,881	0.1
7,525,000	Other Securities	7,975,678	1.3
		33,510,816	5.3
	Industrial: 9.8%
1,975,000 (1)	Advanced Disposal Services, Inc., 5.625%, 11/15/24	2,068,812	0.3
370,000	AECOM, 5.750%, 10/15/22	387,390	0.1
2,120,000	AECOM, 5.875%, 10/15/24	2,358,924	0.4
2,425,000 (7)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/23	2,594,750	0.4
508,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	539,115	0.1
1,000,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,100,620	0.2
1,580,000 (1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,657,025	0.3
1,034,000 (1)	BMC East LLC, 5.500%, 10/01/24	1,080,530	0.2
2,435,000 (1)	Bombardier, Inc., 8.750%, 12/01/21	2,622,495	0.4
400,000 (1)	Builders FirstSource, Inc., 5.625%, 09/01/24	424,500	0.1
2,000,000 (1)	Builders FirstSource, Inc., 10.750%, 08/15/23	2,290,000	0.3
2,555,000 (1)	BWAY Holding Co., 7.250%, 04/15/25	2,638,037	0.4
1,500,000 (1)	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,541,250	0.3
220,000 (1)	DAE Funding LLC, 4.500%, 08/01/22	226,022	0.0
225,000 (1)	DAE Funding LLC, 5.000%, 08/01/24	231,188	0.1
1,720,000 (1)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,775,900	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
2,440,000 (1)		James Hardie International Finance DAC, 5.875%, 02/15/23	$2,574,200	0.4
1,355,000 (1)		Koppers, Inc., 6.000%, 02/15/25	1,460,013	0.2
1,375,000 (1)		Masonite International Corp., 5.625%, 03/15/23	1,445,881	0.2
210,000	(1)(6)	Multi-Color Corp., 4.875%, 11/01/25	213,150	0.0
2,325,000 (1)		Multi-Color Corp., 6.125%, 12/01/22	2,450,550	0.4
1,440,000 (1)		Novelis Corp., 5.875%, 09/30/26	1,465,200	0.2
600,000 (1)		Novelis Corp., 6.250%, 08/15/24	627,120	0.1
725,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	802,484	0.1
1,975,000 (1)		Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,237,922	0.4
2,120,000 (1)		PaperWorks Industries, Inc., 9.500%, 08/15/19	1,574,100	0.3
2,000,000 (1)		Plastipak Holdings, Inc., 6.500%, 10/01/21	2,068,900	0.3
1,030,000 (1)		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,076,196	0.2
135,000 (1)		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	144,028	0.0
2,000,000 (1)		RSI Home Products, Inc., 6.500%, 03/15/23	2,110,000	0.3
1,000,000 (1)		Sealed Air Corp., 5.125%, 12/01/24	1,081,250	0.2
500,000 (1)		Sealed Air Corp., 5.500%, 09/15/25	551,250	0.1
2,485,000 (1)		Shape Technologies Group, Inc., 7.625%, 02/01/20	2,578,188	0.4
2,265,000 (1)		Standard Industries, Inc./ NJ, 6.000%, 10/15/25	2,482,349	0.4
85,000 (1)		Wrangler Buyer Corp., 6.000%, 10/01/25	86,913	0.0
1,620,000 (1)		Zekelman Industries, Inc., 9.875%, 06/15/23	1,830,600	0.3
8,135,000		Other Securities	8,681,750	1.4
			61,078,602	9.8
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 6.6%
1,575,000 (1)		Ascend Learning LLC, 6.875%, 08/01/25	$1,665,562	0.3
2,550,000 (1)		BMC Software Finance, Inc., 8.125%, 07/15/21	2,623,313	0.4
1,400,000	(1)(7)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/19	1,401,750	0.2
1,645,000 (1)		CDK Global, Inc., 4.875%, 06/01/27	1,694,350	0.3
970,000 (1)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	991,825	0.2
1,200,000 (1)		Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,317,703	0.2
540,000 (1)		Dell International LLC / EMC Corp., 5.875%, 06/15/21	565,877	0.1
1,200,000 (1)		Dell International LLC / EMC Corp., 6.020%, 06/15/26	1,334,414	0.2
540,000 (1)		Dell International LLC / EMC Corp., 7.125%, 06/15/24	596,794	0.1
1,895,000 (1)		Entegris, Inc., 6.000%, 04/01/22	1,982,644	0.3
500,000 (1)		First Data Corp., 5.000%, 01/15/24	521,025	0.1
1,000,000 (1)		First Data Corp., 5.750%, 01/15/24	1,050,000	0.2
4,000,000 (1)		First Data Corp., 7.000%, 12/01/23	4,281,200	0.7
1,890,000	(1)(7)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/21	1,933,092	0.3
1,955,000 (1)		Micron Technology, Inc., 5.250%, 01/15/24	2,072,124	0.3
590,000 (1)		MSCI, Inc., 5.250%, 11/15/24	631,300	0.1
1,125,000 (1)		MSCI, Inc., 5.750%, 08/15/25	1,233,281	0.2
1,720,000 (1)		Open Text Corp., 5.625%, 01/15/23	1,810,300	0.3
800,000 (1)		Open Text Corp., 5.875%, 06/01/26	880,000	0.1
1,000,000 (1)		Quintiles IMS, Inc., 5.000%, 10/15/26	1,062,500	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,425,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/24	$1,462,406	0.2
600,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	640,500	0.1
1,805,000 (1)	Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/24	1,942,631	0.3
6,980,000	Other Securities	7,545,749	1.2
		41,240,340	6.6
	Utilities: 1.3%
1,500,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,582,500	0.2
3,302,000	NRG Energy, Inc., 6.250%-7.875%, 05/15/21-01/15/27	3,486,745	0.6
3,450,000 (4)	Other Securities	3,439,140	0.5
		8,508,385	1.3
	Total Corporate Bonds/Notes (Cost $587,684,920)	607,388,891	97.1
BANK LOANS: 0.6%
	Communications: 0.4%
2,750,000	iHeart Communications, Inc. Term Loan D, 7.982%, (US0003M + 6.750%), 01/30/19	2,128,500	0.4
	Consumer, Non-cyclical: 0.2%
1,223,481	Kindred Healthcare, Inc., 4.821%, (US0003M + 3.500%), 04/09/21	1,225,393	0.2
	Total Bank Loans (Cost $3,618,726)	3,353,893	0.6

Shares			Value	Percentage of Net Assets
COMMON STOCK: —%
Consumer Discretionary: –%
195	(5)(8)	Other Securities	—	—
		Total Common Stock (Cost $7,957)	—	—
		Total Long-Term Investments (Cost $591,311,603)	610,742,784	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.8%
	Commercial Paper: 1.4%
4,000,000	Consolidated 0.000%, 10/02/17	$3,999,525	0.6
5,000,000	Kroger 0.000%, 10/10/17	4,997,907	0.8
		8,997,432	1.4
	Securities Lending Collateral(9): 6.9%
2,158,219	Citibank N.A., Repurchase Agreement dated 09/29/17, 1.06%, due 10/02/17 (Repurchase Amount $2,158,407, collateralized by various U.S. Government Securities, 0.000%-8.000%, Market Value plus accrued interest $2,201,384, due 10/05/17-05/15/46)	2,158,219	0.4
10,257,516	Daiwa Capital Markets, Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $10,258,418, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $10,462,666, due 10/12/17-12/01/51)	10,257,516	1.7
10,257,516	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $10,258,418, collateralized by various U.S. Government Agency Obligations, 1.830%- 4.500%, Market Value plus accrued interest $10,462,666, due 01/01/26-07/15/52)	10,257,516	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
10,257,516	Nomura Securities, Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $10,258,427, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 9.000%, Market Value plus accrued interest $10,462,667, due 11/15/17-08/20/67)	$10,257,516	1.6
10,257,516	RBC Dominion Securities Inc., Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $10,258,401, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%- 7.000%, Market Value plus accrued interest $10,462,666, due 02/08/18-08/20/47)	10,257,516	1.6
		43,188,283	6.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
3,123,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930% (Cost $3,123,000)	3,123,000	0.5
	Total Short-Term Investments (Cost $55,309,525)	55,308,715	8.8

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $646,621,128)	$666,051,499	106.5
Liabilities in Excess of Other Assets	(40,738,397)	(6.5)
Net Assets	$625,313,102	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities in default.

(4)
The grouping contains securities on loan.

(5)
The grouping contains Level 3 securities.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(8)
The grouping contains non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of September 30, 2017.

Reference Rate Abbreviations:
US0003M      3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Corporate Bonds/Notes	—	607,388,891	—	607,388,891
Bank Loans	—	3,353,893	—	3,353,893
Short-Term Investments	3,123,000	52,185,715	—	55,308,715
Total Investments, at fair value	$3,123,000	$662,928,499	$—	$666,051,499

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $646,653,899.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,444,577
Gross Unrealized Depreciation	(10,046,977)
Net Unrealized Appreciation	$19,397,600

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.2%
	Basic Materials: 0.7%
3,700,000 (1)	Anglo American Capital PLC, 4.750%, 04/10/27	$3,866,209	0.1
1,200,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,287,168	0.0
1,897,000 (1)	Georgia-Pacific LLC, 2.539%, 11/15/19	1,912,814	0.0
1,960,000 (1)	Georgia-Pacific LLC, 3.163%, 11/15/21	2,004,251	0.1
1,360,000 (1)	Georgia-Pacific LLC, 3.734%, 07/15/23	1,434,273	0.0
19,323,000	Other Securities	20,245,468	0.5
		30,750,183	0.7
	Communications: 3.4%
6,565,000 (1)	Altice Financing SA, 6.625%, 02/15/23	6,975,312	0.1
3,630,000 (1)	Amazon.com, Inc., 4.050%, 08/22/47	3,686,141	0.1
33,898,000	AT&T, Inc., 3.400%-5.450%, 03/15/22-02/14/50	34,030,044	0.7
3,349,000 (1)	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.750%, 02/15/28	3,271,198	0.1
8,047,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%-4.908%, 07/23/22-07/23/25	8,578,081	0.2
2,900,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/27	2,914,500	0.1
1,620,000 (1)	Cox Communications, Inc., 2.950%, 06/30/23	1,596,243	0.0
4,380,000 (1)	Cox Communications, Inc., 3.150%, 08/15/24	4,357,375	0.1
2,040,000 (1)	Cox Communications, Inc., 3.500%, 08/15/27	2,010,954	0.1
3,000,000 (1)	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,086,250	0.1
2,880,000 (1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	3,045,600	0.1
5,179,000	Time Warner Cable LLC, 5.500%-5.875%, 11/15/40-09/01/41	5,560,013	0.1
10,567,000	Time Warner, Inc., 4.050%-6.500%, 12/15/23-07/15/45	11,278,085	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,795,000 (1)	Univision Communications, Inc., 5.125%, 02/15/25	$3,837,694	0.1
2,350,000 (1)	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,455,750	0.0
14,959,000	Verizon Communications, Inc., 3.000%-5.012%, 11/01/21-08/21/54	15,439,388	0.3
3,580,000 (1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	3,741,100	0.1
36,862,000	Other Securities	38,683,983	0.8
		154,547,711	3.4
	Consumer, Cyclical: 2.0%
2,530,000 (1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	2,540,242	0.1
2,396,040	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	2,396,758	0.1
2,585,000	American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/30	2,667,720	0.1
1,780,000	American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/31	1,811,150	0.0
1,780,000	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/31	1,811,328	0.0
1,830,000 (2)	American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/27	1,829,538	0.0
3,270,000 (1)	Hyundai Capital America, 3.250%, 09/20/22	3,267,156	0.1
5,030,000 (1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/22	5,036,464	0.1
1,605,000 (1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	1,637,100	0.0
3,210,000 (1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	3,298,275	0.1
2,230,000	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	2,234,282	0.0
2,620,000	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	2,604,005	0.1
5,930,000	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	5,843,125	0.1
51,044,982 (3)	Other Securities	53,283,650	1.2
		90,260,793	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: 3.6%
10,552,000		AbbVie, Inc., 3.200%-4.450%, 05/14/26-05/14/46	$10,965,319	0.2
9,227,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	9,558,537	0.2
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4. 439%, 10/06/48	2,106,359	0.0
6,905,000		Anheuser-Busch InBev Finance, Inc., 4.700%-4.900%, 02/01/36-02/01/46	7,741,795	0.2
3,580,000 (1)		BAT Capital Corp., 3.222%, 08/15/24	3,592,734	0.1
5,360,000 (1)		BAT Capital Corp., 3.557%, 08/15/27	5,387,194	0.1
2,130,000 (1)		BAT Capital Corp., 4.540%, 08/15/47	2,199,291	0.1
2,710,000 (1)		Bayer US Finance LLC, 3.000%, 10/08/21	2,762,323	0.1
1,790,000 (1)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	1,861,600	0.0
3,430,000 (1)		Imperial Brands Finance PLC, 2.950%, 07/21/20	3,483,755	0.1
2,290,000 (1)		Imperial Brands Finance PLC, 3.750%, 07/21/22	2,382,906	0.0
1,300,000 (1)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	1,301,625	0.0
6,230,000 (1)		Post Holdings, Inc., 5.000%, 08/15/26	6,233,894	0.1
2,191,000 (1)		Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	2,168,903	0.1
3,000,000 (1)		Universal Health Services, Inc., 4.750%, 08/01/22	3,112,500	0.1
1,000,000 (1)		Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	940,000	0.0
1,000,000	(1)(4)	Valeant Pharmaceuticals International, 6.375%, 10/15/20	1,003,440	0.1
915,000	(1)(4)	Valeant Pharmaceuticals International, 7.250%, 07/15/22	895,556	0.0
1,790,000 (1)		Wm Wrigley Jr Co., 2.400%, 10/21/18	1,799,289	0.0
92,643,000 (3)		Other Securities	95,574,857	2.1
			165,071,877	3.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 3.3%
1,658,000 (1)	Cenovus Energy, Inc., 5.400%, 06/15/47	$1,667,826	0.0
400,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/26	400,453	0.0
1,070,000	Energy Transfer Equity L.P., 7.500%, 10/15/20	1,210,438	0.0
11,891,000 (4)	Energy Transfer L.P., 4.200%-9.700%, 03/15/19-04/15/47	12,188,175	0.3
285,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	280,725	0.0
4,000,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/32	4,123,600	0.1
1,250,000 (1)	Petroleos Mexicanos, 6.500%, 03/13/27	1,389,375	0.0
10,920,000	Shell International Finance BV, 3.250%-4.375%, 05/11/25-05/10/46	11,248,415	0.3
112,677,334 (3)	Other Securities	117,275,215	2.6
		149,784,222	3.3
	Financial: 7.6%
1,760,000 (1)	Athene Global Funding, 2.750%, 04/20/20	1,774,322	0.0
2,949,000 (1)	Athene Global Funding, 4.000%, 01/25/22	3,071,203	0.1
1,163,000 (1)	Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/26	1,211,910	0.0
400,000 (1)	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23	422,000	0.0
9,581,000	Bank of America Corp., 4.183%, 11/25/27	9,945,278	0.2
19,559,000	Bank of America Corp., 3.593%-4.250%, 04/01/24-07/21/28	20,396,873	0.5
8,215,000	Barclays PLC, 3.250%, 01/12/21	8,374,330	0.2
5,764,000	Barclays PLC, 4.337%, 01/10/28	5,960,198	0.1
5,620,000 (1)	Blackstone Holdings Finance Co. LLC, 3.150%, 10/02/27	5,550,616	0.1
5,145,000 (1)	BPCE SA, 5.150%, 07/21/24	5,552,646	0.1
3,682,000 (1)	Brighthouse Financial, Inc., 3.700%, 06/22/27	3,621,005	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
17,316,000		Citigroup, Inc., 2.876%-5.500%, 07/24/23-09/29/27	$18,115,617	0.4
1,147,000 (1)		Citizens Financial Group, Inc., 4.150%, 09/28/22	1,195,699	0.0
2,330,000 (1)		Commerzbank AG, 8.125%, 09/19/23	2,835,890	0.1
1,872,000 (1)		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,122,380	0.1
2,776,000 (1)		Credit Suisse AG, 6.500%, 08/08/23	3,144,014	0.1
4,759,000 (1)		Credit Suisse Group AG, 3.574%, 01/09/23	4,876,990	0.1
5,660,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/21-09/15/22	5,850,718	0.1
2,115,000 (1)		Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,236,613	0.1
5,975,000 (1)		ESH Hospitality, Inc., 5.250%, 05/01/25	6,191,594	0.1
2,700,000 (1)		Farmers Exchange Capital, 7.050%, 07/15/28	3,398,745	0.1
2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	2,440,820	0.1
17,210,000		Goldman Sachs Group, Inc., 2.600%-6.750%, 04/23/20-05/22/45	18,105,674	0.4
2,100,000 (1)		Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	2,249,776	0.1
2,010,000 (1)		ING Bank NV, 2.000%, 11/26/18	2,011,301	0.1
5,200,000 (1)		Intesa Sanpaolo SpA, 3.875%, 07/14/27	5,229,290	0.1
18,757,000		JPMorgan Chase & Co., 2.550%-4.032%, 10/29/20-07/24/48	19,102,598	0.4
3,108,000 (1)		Liberty Mutual Group, Inc., 4.850%, 08/01/44	3,392,550	0.1
200,000	(1)(4)	Mizuho Financial Group, Inc., 3.477%, 04/12/26	202,795	0.0
18,460,000		Morgan Stanley, 2.750%-4.000%, 05/19/22-07/22/28	18,735,927	0.4
1,345,000 (1)		Nordea Bank AB, 6.125%, 12/29/49	1,447,556	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,670,000 (1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	$1,654,386	0.0
2,988,000	Santander UK Group Holdings PLC, 3.571%, 01/10/23	3,058,808	0.1
1,500,000 (1)	Santander UK Group Holdings PLC, 5.625%, 09/15/45	1,752,531	0.0
3,173,000	Santander UK PLC, 2.375%, 03/16/20	3,197,615	0.1
1,680,000 (1)	Santander UK PLC, 5.000%, 11/07/23	1,819,346	0.0
5,808,000 (1)	Standard Chartered PLC, 4.300%, 02/19/27	5,939,418	0.1
4,085,000 (1)	UniCredit SpA, 4.625%, 04/12/27	4,296,216	0.1
9,690,000	Wells Fargo & Co., 3.584%-4.750%, 06/03/26-12/07/46	10,047,845	0.2
119,046,010 (3)	Other Securities	123,877,804	2.7
		344,410,897	7.6
	Industrial: 1.1%
4,905,000 (1)	Builders FirstSource, Inc., 5.625%, 09/01/24	5,205,431	0.1
1,206,000 (1)	Cemex SAB de CV, 6.125%, 05/05/25	1,305,495	0.0
1,000,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	1,102,240	0.0
600,000 (1)	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	673,476	0.0
2,900,000 (1)	Novelis Corp., 5.875%, 09/30/26	2,950,750	0.1
1,220,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,350,388	0.1
2,570,000 (1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	2,547,931	0.1
3,855,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	4,028,475	0.1
1,000,000 (1)	Transnet SOC Ltd., 4.000%, 07/26/22	986,930	0.0
26,679,000	Other Securities	27,738,487	0.6
		47,889,603	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 1.8%
11,826,000	Apple, Inc., 3.350%-4.650%, 02/09/27-09/12/47	$12,315,605	0.3
3,110,000 (1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	3,198,324	0.0
1,608,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	1,689,496	0.0
7,406,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	8,132,424	0.2
3,255,000 (1)	First Data Corp., 5.750%, 01/15/24	3,417,750	0.1
11,809,000	Microsoft Corp., 3.700%-4.450%, 11/03/45-02/06/47	12,857,249	0.3
39,660,000 (3)	Other Securities	40,700,206	0.9
		82,311,054	1.8
	Utilities: 1.7%
1,400,000 (1)	Comision Federal de Electricidad, 4.750%, 02/23/27	1,477,000	0.0
6,200,000	Duke Energy Corp., 3.950%, 08/15/47	6,168,851	0.1
4,571,000	Duke Energy Carolinas LLC, 2.950%-3.875%, 12/01/26-03/15/46	4,653,131	0.1
4,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,400,459	0.1
2,050,000 (1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/27	2,053,842	0.1
57,311,000 (3)	Other Securities	59,351,963	1.3
		78,105,246	1.7
	Total Corporate Bonds/Notes (Cost $1,115,178,444)	1,143,131,586	25.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
2,808,625	Alternative Loan Trust 2004-J7 MI, 2.257%, (1.000*US0001M + 1.020%), 10/25/34	2,475,420	0.1
4,154,459	Alternative Loan Trust 2005-10CB 1A1, 1.737%, (1.000*US0001M + 0.500%), 05/25/35	3,393,014	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,455,630	Alternative Loan Trust 2005-51 3A2A, 2.179%, (1.000*12MTA + 1.290%), 11/20/35	$3,367,057	0.1
1,090,772	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,015,338	0.0
1,351,777	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,297,867	0.0
2,452,191	Alternative Loan Trust 2005-J2 1A12, 1.637%, (1.000*US0001M + 0.400%), 04/25/35	2,194,897	0.1
1,125,739	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	936,714	0.0
247,612	Alternative Loan Trust 2006-18CB A10, 1.637%, (1.000*US0001M + 0.400%), 07/25/36	165,384	0.0
1,525,137	Alternative Loan Trust 2006-19CB A28, 1.837%, (1.000*US0001M + 0.600%), 08/25/36	1,134,887	0.0
1,525,019	Alternative Loan Trust 2006-HY11 A1, 1.357%, (1.000*US0001M + 0.120%), 06/25/36	1,354,418	0.0
1,613,691	Alternative Loan Trust 2007-23CB A3, 1.737%, (1.000*US0001M + 0.500%), 09/25/37	1,018,329	0.0
4,048,800	Alternative Loan Trust 2007-2CB 2A1, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	2,723,652	0.1
1,628,753	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,257,500	0.0
1,479,190	Alternative Loan Trust 2007-8CB A3, 1.737%, (1.000*US0001M + 0.500%), 05/25/37	1,037,192	0.0
2,037,324	American Home Mortgage Assets Trust 2007-4 A4, 1.527%, (1.000*US0001M + 0.290%), 08/25/37	1,828,944	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
264,582 (1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	$264,888	0.0
1,575,416	Banc of America Funding 2007-2 1A16 Trust, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	1,275,135	0.0
1,658,295 (5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/37	317,313	0.0
2,471,812	Bear Stearns ALT-A Trust 2005-4 23A1, 3.564%, 05/25/35	2,488,439	0.0
3,166,697	Bear Stearns ALT-A Trust 2005-7 21A1, 3.621%, 09/25/35	3,189,105	0.1
1,001,714 (1)	Bellemeade Re Ltd. 2015-1A M2, 5.537%, (1.000*US0001M + 4.300%), 07/25/25	1,026,118	0.0
2,218,477	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,221,840	0.0
2,675,531	Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.518%, 11/25/36	2,336,587	0.1
1,066,036	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.737%, 09/25/37	1,008,057	0.0
2,811,000 (1)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/35	2,845,646	0.1
778,279	Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	482,197	0.0
2,876,376 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	2,704,376	0.1
126,027,992 (5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.166%, 04/25/37	5,001,055	0.1
2,865,674	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.517%, (1.000*US0001M + 0.280%), 08/19/45	2,540,612	0.1
6,984,111 (5)	Fannie Mae 2008-12 SC, 5.113%, (-1.000*US0001M + 6.350%), 03/25/38	1,191,056	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,470,883	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	$8,395,289	0.2
1,476,921	Fannie Mae 2012-110 CA, 3.000%, 10/25/42	1,487,255	0.0
4,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/42	5,280,056	0.1
6,534,000	Fannie Mae 2013-116 UB, 4.000%, 11/25/43	6,861,719	0.2
4,758,385	Fannie Mae 2013-20 DL, 4.000%, 03/25/33	5,065,510	0.1
41,695,171 (5)	Fannie Mae 2016-82 SD, 4.813%, (-1.000*US0001M + 6.050%), 11/25/46	7,397,749	0.2
10,040,414	Fannie Mae 2016-88 EA, 3.500%, 01/25/45	10,378,312	0.2
4,600,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.487%, (1.000*US0001M + 4.250%), 04/25/29	5,073,259	0.1
676,663	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.237%, (1.000*US0001M + 5.000%), 07/25/25	740,389	0.0
1,705,638	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.537%, (1.000*US0001M + 4.300%), 02/25/25	1,828,457	0.0
3,100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.887%, (1.000*US0001M + 3.650%), 09/25/29	3,283,457	0.1
2,650,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.237%, (1.000*US0001M + 3.000%), 10/25/29	2,733,632	0.1
2,600,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.437%, (1.000*US0001M + 2.200%), 01/25/30	2,568,961	0.1
52,103	Fannie Mae Grantor Trust 1998-T2 A6, 0.782%, (1.000*US0001M + 0.550%), 01/25/32	53,800	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
42,871 (5)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	$560	0.0
596,536 (5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	88,771	0.0
2,284,416 (5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	213,271	0.0
243,766	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	268,936	0.0
358,305 (5)	Fannie Mae REMIC Trust 1999-6 SE, 6.451%, (-1.000*US0001M + 7.685%), 02/17/29	44,201	0.0
184,763	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	203,797	0.0
1,927,500	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/33	2,145,036	0.1
572,987	Fannie Mae REMIC Trust 2003-45 FJ, 2.737%, (1.000*US0001M + 1.500%), 06/25/33	597,987	0.0
2,551,897 (5)	Fannie Mae REMIC Trust 2003-66 SA, 6.413%, (-1.000*US0001M + 7.650%), 07/25/33	530,740	0.0
410,619 (5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	94,531	0.0
1,263,507	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/33	1,373,691	0.0
21,581	Fannie Mae REMIC Trust 2004-10 SC, 23.651%, (-4.000*US0001M + 28.600%), 02/25/34	24,582	0.0
1,859,216	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/34	2,034,252	0.1
38,040	Fannie Mae REMIC Trust 2004-56 FE, 1.687%, (1.000*US0001M + 0.450%), 10/25/33	38,133	0.0
912,915	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/34	1,023,246	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,957,332	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/34	$2,108,032	0.1
358,617	Fannie Mae REMIC Trust 2004-79 S, 16.398%, (-2.750*US0001M + 19.800%), 08/25/32	395,214	0.0
140,246	Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/34	142,037	0.0
4,850,746	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/35	5,287,960	0.1
142,977	Fannie Mae REMIC Trust 2005-74 NP, 18.313%, (-3.782*US0001M + 22.992%), 01/25/35	159,559	0.0
262,792	Fannie Mae REMIC Trust 2006-104 ES, 27.264%, (-5.000*US0001M + 33.450%), 11/25/36	468,543	0.0
4,995,034 (5)	Fannie Mae REMIC Trust 2006-12 SD, 5.513%, (-1.000*US0001M + 6.750%), 10/25/35	816,740	0.0
1,370,129 (5)	Fannie Mae REMIC Trust 2006-123 UI, 5.503%, (-1.000*US0001M + 6.740%), 01/25/37	280,482	0.0
373,757 (5)	Fannie Mae REMIC Trust 2006-72 HS, 5.463%, (-1.000*US0001M + 6.700%), 08/25/26	54,607	0.0
96,418	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/37	108,092	0.0
6,827,677 (5)	Fannie Mae REMIC Trust 2007-91 AS, 5.163%, (-1.000*US0001M + 6.400%), 10/25/37	1,291,777	0.0
3,097,696	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,314,126	0.1
15,654,527	Fannie Mae REMIC Trust 2009-50 HZ, 5.567%, 02/25/49	16,970,005	0.4
4,001,581 (5)	Fannie Mae REMIC Trust 2009-90 TS, 4.913%, (-1.000*US0001M + 6.150%), 11/25/39	670,229	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,267,098 (5)	Fannie Mae REMIC Trust 2010-118 GS, 4.713%, (-1.000*US0001M + 5.950%), 10/25/39	$598,100	0.0
9,676,958 (5)	Fannie Mae REMIC Trust 2010-123 SL, 4.833%, (-1.000*US0001M + 6.070%), 11/25/40	1,528,943	0.0
10,153,635 (5)	Fannie Mae REMIC Trust 2010-41 SB, 5.163%, (-1.000*US0001M + 6.400%), 05/25/40	1,750,431	0.0
2,925,760 (5)	Fannie Mae REMIC Trust 2010-43 VS, 5.213%, (-1.000*US0001M + 6.450%), 05/25/40	510,445	0.0
11,049,000	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	12,252,909	0.3
3,279,350 (5)	Fannie Mae REMIC Trust 2011-102 SA, 5.363%, (-1.000*US0001M + 6.600%), 10/25/41	573,695	0.0
4,011,054	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	4,250,361	0.1
4,501,063 (5)	Fannie Mae REMIC Trust 2011-93 GS, 5.313%, (-1.000*US0001M + 6.550%), 04/25/39	894,859	0.0
2,368,349 (5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/41	266,665	0.0
11,754,093 (5)	Fannie Mae REMIC Trust 2012-122 SB, 4.913%, (-1.000*US0001M + 6.150%), 11/25/42	2,486,077	0.1
6,947,234 (5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/42	763,622	0.0
11,348,913 (5)	Fannie Mae REMIC Trust 2012-133 AS, 4.963%, (-1.000*US0001M + 6.200%), 10/25/42	2,034,760	0.1
1,859,034 (5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/42	231,630	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,205,624 (5)	Fannie Mae REMIC Trust 2012-15 SP, 5.383%, (-1.000*US0001M + 6.620%), 06/25/40	$1,116,282	0.0
4,581,580 (5)	Fannie Mae REMIC Trust 2012-24 HS, 5.313%, (-1.000*US0001M + 6.550%), 09/25/40	700,608	0.0
10,646,031 (5)	Fannie Mae REMIC Trust 2012-30 QS, 5.363%, (-1.000*US0001M + 6.600%), 04/25/31	1,446,224	0.0
2,828,540 (5)	Fannie Mae REMIC Trust 2012-68 YS, 5.463%, (-1.000*US0001M + 6.700%), 07/25/42	534,111	0.0
4,055,876 (5)	Fannie Mae REMIC Trust 2013-26 JS, 4.963%, (-1.000*US0001M + 6.200%), 10/25/32	690,927	0.0
13,808,636 (5)	Fannie Mae REMIC Trust 2013-60 DS, 4.963%, (-1.000*US0001M + 6.200%), 06/25/33	2,548,538	0.1
13,224,964 (5)	Fannie Mae REMIC Trust 2013-9 SM, 5.013%, (-1.000*US0001M + 6.250%), 02/25/33	2,160,983	0.1
9,929,878 (5)	Fannie Mae REMIC Trust 2014-17 DS, 4.963%, (-1.000*US0001M + 6.200%), 02/25/43	1,400,671	0.0
4,747,074 (5)	Fannie Mae REMIC Trust 2014-28 BS, 4.963%, (-1.000*US0001M + 6.200%), 08/25/43	802,130	0.0
3,019,000	Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/41	2,684,450	0.1
36,034,004 (5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	8,241,222	0.2
2,394,470 (5)	Fannie Mae Series 2013-72 YS, 4.913%, (-1.000*US0001M + 6.150%), 07/25/33	478,124	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
850,831	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.537%, (1.000*US0001M + 0.300%), 12/25/36	$524,926	0.0
850,831 (5)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.463%, (-1.000*US0001M + 6.700%), 12/25/36	232,110	0.0
40,136,959	Freddie Mac 326 350, 3.500%, 03/15/44	41,529,473	0.9
16,080,580 (5)	Freddie Mac 3510 AS, 5.176%, (-1.000*US0001M + 6.410%), 04/15/37	3,060,165	0.1
13,904,921 (5)	Freddie Mac 4191 SA, 4.966%, (-1.000*US0001M + 6.200%), 03/15/43	2,366,120	0.1
842,570	Freddie Mac 4316 XZ, 4.500%, 03/15/44	952,713	0.0
1,335,146	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/36	1,499,218	0.0
634,404	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/36	723,222	0.0
196,874	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	223,705	0.0
178,417	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	199,100	0.0
1,254,059	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/29	1,430,493	0.0
229,100	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	260,428	0.0
352,849	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	375,197	0.0
465,997	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	517,817	0.0
194,726 (5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	45,908	0.0
1,257,206	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/34	1,364,026	0.0
239,823	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	267,235	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,970,137 (5)	Freddie Mac REMIC Trust 2866 GS, 5.366%, (-1.000*US0001M + 6.600%), 09/15/34	$209,286	0.0
1,024,046 (5)	Freddie Mac REMIC Trust 2883 SD, 5.466%, (-1.000*US0001M + 6.700%), 10/15/34	80,963	0.0
379,102	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	414,517	0.0
513,433	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	562,167	0.0
9,790,981 (5)	Freddie Mac REMIC Trust 3045 DI, 5.496%, (-1.000*US0001M + 6.730%), 10/15/35	1,785,523	0.0
82,333	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	84,006	0.0
1,996,961	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	2,230,014	0.1
656,054 (6)	Freddie Mac REMIC Trust 3139 PO, 01/15/36	637,584	0.0
2,732,210 (5)	Freddie Mac REMIC Trust 3171 PS, 5.251%, (-1.000*US0001M + 6.485%), 06/15/36	409,805	0.0
10,681,934 (5)	Freddie Mac REMIC Trust 3199 S, 5.216%, (-1.000*US0001M + 6.450%), 08/15/36	1,967,855	0.1
940,645	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	1,049,729	0.0
461,887	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/37	503,781	0.0
508,021	Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	552,816	0.0
81,971	Freddie Mac REMIC Trust 3556 NT, 4.334%, (US0001M + 3.100%), 03/15/38	84,196	0.0
10,356,548	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,529,698	0.3
921,805	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	1,028,066	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,766,279 (5)	Freddie Mac REMIC Trust 3710 SL, 4.766%, (-1.000*US0001M + 6.000%), 05/15/36	$212,817	0.0
713,044	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	790,788	0.0
25,000,000	Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/38	26,174,900	0.6
1,000,000	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/39	1,040,068	0.0
701,132	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	762,476	0.0
2,479,047 (5)	Freddie Mac REMIC Trust 3856 KS, 5.316%, (-1.000*US0001M + 6.550%), 05/15/41	451,058	0.0
2,176,544 (5)	Freddie Mac REMIC Trust 3925 SD, 4.816%, (-1.000*US0001M + 6.050%), 07/15/40	275,605	0.0
13,657,425 (5)	Freddie Mac REMIC Trust 3925 SL, 4.816%, (-1.000*US0001M + 6.050%), 01/15/41	1,680,060	0.0
599,476	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	644,972	0.0
3,406,373 (5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	419,126	0.0
3,100,334 (5)	Freddie Mac REMIC Trust 4088 CS, 4.766%, (-1.000*US0001M + 6.000%), 08/15/42	583,098	0.0
11,591,542 (5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/33	1,434,962	0.0
5,907,331 (5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,033,583	0.0
4,501,514	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	4,569,914	0.1
1,196,814	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	1,355,582	0.0
3,083,910 (5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/43	503,657	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,462,400	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	$4,907,612	0.1
5,989,902	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	6,569,985	0.2
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/40	1,894,185	0.1
10,088,128 (5)	Freddie Mac REMIC Trust 4386 LS, 4.866%, (-1.000*US0001M + 6.100%), 09/15/44	1,861,042	0.1
10,438,230	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	11,176,164	0.3
1,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.337%, (1.000*US0001M + 4.100%), 08/25/24	1,191,974	0.0
4,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.937%, (1.000*US0001M + 4.700%), 04/25/28	4,833,133	0.1
2,100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.787%, (1.000*US0001M + 5.550%), 07/25/28	2,466,138	0.1
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.687%, (1.000*US0001M + 3.450%), 10/25/29	2,435,064	0.1
7,200,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.734%, (1.000*US0001M + 2.500%), 03/25/30	7,208,633	0.2
2,050,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.887%, (1.000*US0001M + 2.650%), 12/25/29	2,060,151	0.1
1,390,509	Freddie Mac Structured Pass Through Certificates T-48 1A, 5.118%, 07/25/33	1,522,287	0.0
1,496,132	Ginnie Mae 2015-3 ZD, 4.000%, 01/20/45	1,612,552	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
15,451 (5)	Ginnie Mae Series 2001-28 SV, 7.016%, (-1.000*US0001M + 8.250%), 06/16/31	$1,031	0.0
1,197,164 (5)	Ginnie Mae Series 2005-7 AH, 5.536%, (-1.000*US0001M + 6.770%), 02/16/35	201,059	0.0
18,183,798 (5)	Ginnie Mae Series 2007-41 SL, 5.464%, (-1.000*US0001M + 6.700%), 07/20/37	3,712,637	0.1
1,892,466 (5)	Ginnie Mae Series 2008-2 SW, 5.314%, (-1.000*US0001M + 6.550%), 01/20/38	354,150	0.0
1,284,602 (5)	Ginnie Mae Series 2008-35 SN, 5.164%, (-1.000*US0001M + 6.400%), 04/20/38	194,887	0.0
708,370 (5)	Ginnie Mae Series 2008-40 PS, 5.266%, (-1.000*US0001M + 6.500%), 05/16/38	122,412	0.0
1,731,861 (5)	Ginnie Mae Series 2009-25 KS, 4.964%, (-1.000*US0001M + 6.200%), 04/20/39	272,391	0.0
1,415,916	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	1,534,637	0.0
1,488,168	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	1,626,269	0.0
4,819,513 (5)	Ginnie Mae Series 2009-33 SN, 5.064%, (-1.000*US0001M + 6.300%), 05/20/39	319,589	0.0
10,403,949	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,715,707	0.3
2,967,234	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	3,179,110	0.1
677,325 (5)	Ginnie Mae Series 2009-43 HS, 4.964%, (-1.000*US0001M + 6.200%), 06/20/38	44,203	0.0
3,709,165 (5)	Ginnie Mae Series 2010-116 NS, 5.416%, (-1.000*US0001M + 6.650%), 09/16/40	611,266	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,434,051 (5)	Ginnie Mae Series 2010-116 SK, 5.384%, (-1.000*US0001M + 6.620%), 08/20/40	$1,809,896	0.1
17,736,777 (5)	Ginnie Mae Series 2010-149 HS, 4.866%, (-1.000*US0001M + 6.100%), 05/16/40	2,070,907	0.1
1,837,419 (5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/40	640,122	0.0
2,788,016 (5)	Ginnie Mae Series 2010-68 MS, 4.614%, (-1.000*US0001M + 5.850%), 06/20/40	423,338	0.0
7,092,768 (5)	Ginnie Mae Series 2011-72 SA, 4.116%, (-1.000*US0001M + 5.350%), 05/16/41	983,701	0.0
11,243,668 (5)	Ginnie Mae Series 2011-73 LS, 5.454%, (-1.000*US0001M + 6.690%), 08/20/39	1,282,669	0.0
271,910	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	280,357	0.0
2,004,904 (5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/41	277,654	0.0
1,388,000	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/42	1,441,165	0.0
13,816,929 (5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	2,790,066	0.1
3,876,816 (5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/29	432,025	0.0
8,317,410 (5)	Ginnie Mae Series 2014-185 SB, 4.364%, (-1.000*US0001M + 5.600%), 12/20/44	1,170,600	0.0
14,494,033 (5)	Ginnie Mae Series 2014-3 SU, 4.814%, (-1.000*US0001M + 6.050%), 07/20/39	2,251,510	0.1
13,019,878 (5)	Ginnie Mae Series 2014-56 SP, 4.966%, (-1.000*US0001M + 6.200%), 12/16/39	1,794,087	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,253,248 (5)	Ginnie Mae Series 2014-58 SG, 4.366%, (-1.000*US0001M + 5.600%), 04/16/44	$2,105,899	0.1
6,151	GSR Mortgage Loan Trust 2005-5F 8A1, 1.737%, (1.000*US0001M + 0.500%), 06/25/35	5,879	0.0
3,909,567	HarborView Mortgage Loan Trust 2007-5 A1A, 1.421%, (1.000*US0001M + 0.190%), 09/19/37	3,658,856	0.1
278,524	HomeBanc Mortgage Trust 2004-1 2A, 2.097%, (1.000*US0001M + 0.860%), 08/25/29	267,837	0.0
2,362,463	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.447%, (1.000*US0001M + 0.210%), 04/25/46	2,161,987	0.0
3,659,762	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.447%, (1.000*US0001M + 0.210%), 02/25/46	3,295,526	0.1
568,205 (1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.396%, 03/26/36	555,477	0.0
526,194	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/35	440,714	0.0
2,886,103	JP Morgan Mortgage Trust 2005-A4 B1, 3.505%, 07/25/35	2,592,654	0.1
2,214,799 (1)	JP Morgan Mortgage Trust 2017-3 B1, 3.890%, 08/25/47	2,230,855	0.1
2,120,977 (1)	JP Morgan Mortgage Trust 2017-3 B2, 3.890%, 08/25/47	2,113,082	0.0
18,995,997 (5)	Lehman Mortgage Trust 2006-7 2A4, 5.313%, (-1.000*US0001M + 6.550%), 11/25/36	3,664,022	0.1
13,694,399 (5)	Lehman Mortgage Trust 2006-9 2A5, 5.383%, (-1.000*US0001M + 6.620%), 01/25/37	3,020,380	0.1
1,787,723	Lehman XS Trust Series 2005-5N 1A2, 1.597%, (1.000*US0001M + 0.360%), 11/25/35	1,596,883	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,100,000 (1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/58	$1,091,270	0.0
3,200,000 (1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	3,139,552	0.1
5,910,626	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	5,178,367	0.1
9,826,000	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	8,895,959	0.2
599,449	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.517%, 10/25/36	555,337	0.0
4,730,005	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.747%, (1.000*US0001M + 0.510%), 08/25/45	4,608,042	0.1
128,642,973 (5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.030%, 08/25/45	4,626,066	0.1
651,114	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.039%, 10/25/36	636,080	0.0
1,487,411	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.754%, 11/25/36	1,429,222	0.0
1,786,699	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.854%, 12/25/36	1,622,704	0.0
4,130,656	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 2.854%, 12/25/36	3,740,810	0.1
2,314,959	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.859%, 12/25/36	2,258,258	0.1
2,432,126	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.215%, 08/25/46	2,309,424	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,244,932	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.072%, 12/25/36	$3,094,045	0.1
761,690	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.838%, 03/25/37	688,003	0.0
2,124,704	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.798%, 04/25/37	1,895,721	0.0
2,549,825	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.137%, (1.000*US0001M + 0.900%), 11/25/35	2,062,563	0.1
2,284,605	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,062,667	0.1
1,651,526	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,549,874	0.0
706,043	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	674,844	0.0
2,266,583	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.879%, (1.000*12MTA + 0.990%), 06/25/46	1,816,476	0.0
6,038,857	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.849%, (1.000*12MTA + 0.960%), 08/25/46	4,449,820	0.1
1,039,445	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.467%, (1.000*US0001M + 0.230%), 01/25/47	972,596	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,153,415	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.557%, (1.000*US0001M + 0.320%), 01/25/47	$2,030,514	0.1
1,661,861	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.667%, (1.000*US0001M + 0.430%), 06/25/37	1,323,040	0.0
1,824,711	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/37	1,752,584	0.1
837,280	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 3.362%, 04/25/36	775,101	0.0
8,585,132	Other Securities	8,226,044	0.2
	Total Collateralized Mortgage Obligations (Cost $512,014,744)	521,022,713	11.5
FOREIGN GOVERNMENT BONDS: 4.0%
9,160,000	Argentine Republic Government International Bond, 6.875%, 04/22/21	9,992,415	0.2
BRL5,156,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/25	1,712,704	0.0
BRL23,892,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	8,012,455	0.2
BRL26,035,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	8,683,992	0.2
4,468,000	Brazilian Government International Bond, 2.625%-6.000%, 01/05/23-04/07/26	4,672,990	0.1
COP21,119,500,000	Colombian TES, 11.000%, 07/24/20	8,198,518	0.2
350,000 (1)	Costa Rica Government International Bond, 4.250%, 01/26/23	349,125	0.0
300,000 (1)	Dominican Republic International Bond, 5.500%, 01/27/25	318,000	0.0
300,000 (1)	Dominican Republic International Bond, 6.600%, 01/28/24	337,875	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
250,000 (1)	Egypt Government International Bond, 5.875%, 06/11/25	$250,500	0.0
232,000 (1)	El Salvador Government International Bond, 5.875%, 01/30/25	228,520	0.0
290,380 (1)	Gabonese Republic, 6.375%, 12/12/24	284,508	0.0
HUF1,692,320,000	Hungary Government Bond, 7.500%, 11/12/20	7,780,191	0.2
2,922,000	Hungary Government International Bond, 5.375%-7.625%, 02/21/23-03/29/41	3,476,245	0.1
1,775,000 (1)	Indonesia Government International Bond, 3.850%, 07/18/27	1,827,387	0.0
600,000 (1)	Indonesia Government International Bond, 4.125%, 01/15/25	631,183	0.0
2,750,000 (1)	Indonesia Government International Bond, 4.350%, 01/08/27	2,920,726	0.1
600,000 (1)	KazAgro National Management Holding JSC, 4.625%, 05/24/23	605,812	0.0
1,000,000 (1)	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,109,860	0.0
MXN147,260,000	Mexican Bonos, 6.500%, 06/10/21	8,044,633	0.2
600,000 (1)	Morocco Government International Bond, 4.250%, 12/11/22	637,994	0.0
PEN11,093,000 (1)	Peru Government Bond, 6.150%, 08/12/32	3,595,690	0.1
600,000 (1)	Republic of Paraguay, 4.625%, 01/25/23	634,680	0.0
136,000 (1)	Romanian Government International Bond, 4.375%, 08/22/23	146,012	0.0
6,400,000	Russian Federal Bond - OFZ, 4.750%, 05/27/26	6,796,288	0.2
RUB1,138,730,000	Russian Federal Bond - OFZ, 6.400%-7.500%, 05/27/20-08/16/23	19,528,080	0.4
1,100,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/26	1,210,734	0.1
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
316,669		Tanzania Government International Bond, 7.452%, (US0003M + 6.000%), 03/09/20	$331,923	0.0
300,000 (1)		Zambia Government International Bond, 5.375%, 09/20/22	286,671	0.0
31,428,184,628	(3)	Other Securities	77,313,018	1.7
		Total Foreign Government Bonds (Cost $171,245,068)	179,918,729	4.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.8%
1,385,699 (1)		BAMLL Re-REMIC Trust 2014-FRR5 A502, 0.350%, 03/27/45	1,382,225	0.0
1,194,925		Banc of America Commercial Mortgage Trust 2007-3 B, 5.883%, 06/10/49	1,205,691	0.0
92,840,000	(1)(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	3,878,437	0.1
760,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	763,673	0.0
760,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	761,278	0.0
760,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	748,666	0.0
3,520,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.966%, 02/13/42	3,649,094	0.1
2,000,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.966%, 02/13/42	2,011,162	0.1
492,699 (1)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.907%, 04/12/38	496,317	0.0
2,123,366 (1)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,141,259	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
25,490,535 (5)		CD 2016-CD1 Mortgage Trust XA, 1.573%, 08/10/49	$2,399,679	0.0
45,113,000	(1)(5)	CD 2016-CD1 Mortgage Trust XB, 0.818%, 08/10/49	2,481,003	0.1
34,276,161 (5)		CD 2017-CD4 XA Mortgage Trust XA, 1.484%, 05/10/50	3,166,446	0.1
4,139,000		Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.259%, 11/10/46	4,389,104	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/49	3,012,681	0.1
41,797,086(5)		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.167%, 07/10/49	5,298,796	0.1
18,760,866 (5)		Citigroup Commercial Mortgage Trust 2016-P6 XA, 0.977%, 12/10/49	916,512	0.0
40,760,000 (5)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.935%, 09/15/50	2,913,553	0.1
191,352,795 (5)		COMM 2013-CCRE13 XA, 1.083%, 11/12/46	6,780,261	0.1
36,530,000 (5)		COMM 2017-COR2 XA, 1.186%, 09/10/50	3,341,881	0.1
5,140,050 (5)		COMM 2012-CR1 XA, 2.057%, 05/15/45	361,391	0.0
30,793,800 (5)		COMM 2012-CR2 XA, 1.838%, 08/15/45	2,016,544	0.0
37,306,259 (5)		COMM 2012-CR4 XA, 2.002%, 10/15/45	2,434,237	0.1
27,260,000	(1)(5)	COMM 2012-CR4 XB, 0.756%, 10/15/45	795,785	0.0
13,624,574	(1)(5)	COMM 2012-LC4 XA, 2.385%, 12/10/44	940,807	0.0
4,240,000 (1)		COMM 2013-CR10 C, 4.948%, 08/10/46	4,396,787	0.1
140,541,566	(1)(5)	COMM 2015-PC1 XA, 0.906%, 07/10/50	5,301,959	0.1
920,000		COMM 2016-COR1 C, 4.542%, 10/10/49	927,223	0.0
70,054,669 (5)		COMM 2016-CR28 XA, 0.400%, 02/10/49	2,911,535	0.1
17,123 (1)		Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	17,080	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
642,500 (1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	$659,151	0.0
900,000 (1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.493%, 05/15/36	943,141	0.0
4,460,000 (1)	DBJPM 16-C3 Mortgage Trust, 3.636%, 09/10/49	3,635,458	0.1
2,840,000 (1)	DBUBS 2011-LC2A D, 5.727%, 07/10/44	2,989,611	0.1
16,840,000 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.444%, 08/25/20	2,278,092	0.1
27,973,945 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/44	3,661,490	0.1
32,886,106 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.664%, 12/25/43	2,434,351	0.1
43,466,717 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.362%, 04/25/21	1,571,865	0.0
31,310,004 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.566%, 05/25/22	1,700,763	0.0
20,890,903 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 2.035%, 07/25/40	1,741,804	0.0
66,124,130 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K039 X3, 2.177%, 08/25/42	8,374,383	0.2
32,460,000 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.104%, 11/25/42	3,901,143	0.1
33,815,651 (5)	Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.686%, 10/25/18	435,853	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
28,528,867 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.655%, 12/25/18	$390,275	0.0
44,074,524 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.640%, 03/25/19	758,941	0.0
43,312,272 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.807%, 07/25/19	941,973	0.0
53,993,884 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.452%, 11/25/19	1,080,542	0.0
25,000,000 (5)		Freddie Mac Multifamily Structured Pass Through Certificates K015 X3, 2.896%, 08/25/39	2,405,970	0.1
216,502,948	(1)(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	720,825	0.0
3,400,000 (1)		GS Mortgage Securities Trust 2010-C2 D, 5.356%, 12/10/43	3,479,147	0.1
3,000,000 (1)		GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/43	2,887,445	0.1
2,710,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,432,333	0.0
24,718,429 (5)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.421%, 05/10/45	1,614,244	0.0
67,624,238 (5)		GS Mortgage Securities Trust 2013-GC16 XA, 1.579%, 11/10/46	3,001,400	0.1
83,412,424 (5)		GS Mortgage Securities Trust 2016-GS4 XA, 0.720%, 11/10/49	3,188,507	0.1
316,701 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.950%, 05/15/41	318,509	0.0
1,810,000 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,748,151	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
17,385,000	(1)(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.421%, 12/15/47	$280,490	0.0
1,800,998 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	1,785,541	0.1
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.512%, 06/12/41	1,340,109	0.0
4,950,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	4,975,414	0.1
2,400,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.719%, 07/15/46	2,470,044	0.1
1,319,025 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,318,318	0.0
91,441,850 (5)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.822%, 06/15/45	4,484,683	0.1
141,887,577 (5)		JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.801%, 07/15/45	3,098,158	0.1
2,900,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.250%, 11/15/45	2,846,622	0.1
20,688,660 (5)		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.322%, 04/15/47	607,794	0.0
1,664,365 (5)		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.326%, 10/15/48	88,884	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
19,763,502 (5)		JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.484%, 07/15/50	$1,572,621	0.0
448,220 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.842%, 02/15/40	447,619	0.0
1,860,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.942%, 02/15/40	1,840,464	0.0
55,388		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	56,065	0.0
1,130,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,123,855	0.0
2,000,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	1,978,228	0.1
4,783,755		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	4,845,564	0.1
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.041%, 06/15/38	756,257	0.0
5,216,370	(1)(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.907%, 11/15/38	1,576	0.0
56,978,520	(1)(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.392%, 03/10/50	3,045,593	0.1
1,550,000 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.844%, 08/15/45	1,561,374	0.0
109,064,285 (5)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.283%, 12/15/47	5,434,488	0.1
3,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 C, 4.608%, 08/15/47	3,017,964	0.1
2,511,980 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	1,810,629	0.0
9,977,098 (5)		Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33 XA, 1.609%, 05/15/50	923,544	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11 C, 6.393%, 10/15/42	$4,162,831	0.1
3,230,000 (1)		Morgan Stanley Capital I Trust 2007-TOP27 B, 6.150%, 06/11/42	3,586,749	0.1
3,090,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.588%, 09/15/47	3,290,820	0.1
1,300,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.588%, 09/15/47	1,382,416	0.0
403,520 (1)		Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.835%, 07/15/33	418,057	0.0
2,699,601 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,642,723	0.1
42,189,047 (5)		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.157%, 07/15/48	5,381,879	0.1
78,679,823	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.753%, 12/15/45	5,128,115	0.1
14,843,636	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.028%, 08/15/45	1,054,087	0.0
12,351,417	(1)(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.170%, 11/15/45	972,369	0.0
48,885,628	(1)(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.505%, 03/15/48	2,346,471	0.1
73,988,872 (5)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.097%, 09/15/46	2,317,272	0.1
3,993,658		Other Securities	3,983,169	0.1
		Total Commercial Mortgage-Backed Securities (Cost $219,302,779)	219,515,289	4.8
U.S. TREASURY OBLIGATIONS: 31.2%
		U.S. Treasury Bonds: 4.0%
175,844,000		3.000%, 05/15/47	180,844,564	4.0
		U.S. Treasury Notes: 27.2%
390,599,000		1.375%, 09/30/19	389,775,078	8.6
320,427,000 (4)		1.375%, 09/15/20	318,180,256	7.0
253,789,000		1.875%, 09/30/22	253,104,960	5.6
265,604,000 (4)		2.250%, 08/15/27	263,710,533	5.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
6,739,000	1.875%-2.125%, 07/31/22-09/30/24	$6,722,907	0.2
		1,231,493,734	27.2
	Total U.S. Treasury Obligations (Cost $1,421,186,382)	1,412,338,298	31.2
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 13.7%
	Federal Home Loan Mortgage Corporation: 5.5%(7)
11,794,000 (2)	3.000%, 01/15/27	12,107,828	0.3
24,502,000 (2)	3.000%, 06/15/42	24,554,641	0.5
107,081,000 (2)	3.500%, 02/15/41	110,247,463	2.4
11,209,591	3.500%, 01/01/45	11,605,425	0.2
10,232	3.625%, (US0012M + 1.773%), 05/01/37	10,791	0.0
15,432,000 (2)	4.000%, 06/15/40	16,224,999	0.4
73,081,996	2.500%-7.000%, 01/01/24-05/01/46	76,258,455	1.7
		251,009,602	5.5
	Federal National Mortgage Association: 6.0%(7)
18,700,000 (2)	2.500%, 10/25/27	18,806,807	0.4
15,093,174	3.000%, 04/01/45	15,191,586	0.3
186,281	3.237%, (US0012M + 1.486%), 07/01/35	194,738	0.0
7,729,726	3.500%, 08/01/43	8,018,571	0.2
33,865,599	3.500%, 08/01/46	35,138,765	0.8
23,098,079	4.000%, 01/01/45	24,770,898	0.6
22,103,936	4.000%, 05/01/45	23,299,502	0.5
13,680,031	4.000%, 12/01/46	14,516,493	0.3
23,760,655	5.000%, 08/01/56	26,399,722	0.6
9,667,000 (2)	14.000%, 07/25/42	9,684,370	0.2
90,595,477 (2)	2.500%-26.000%, 10/01/18-11/01/46	94,436,482	2.1
		270,457,934	6.0
	Government National Mortgage Association: 2.2%
44,614,000 (2)	3.500%, 07/20/42	46,307,066	1.0
13,274,672	3.500%, 08/20/47	13,860,444	0.3
18,484,964	3.500%, 08/20/47	19,329,933	0.4
13,213,000 (2)	16.000%, 05/20/45	13,397,775	0.3
7,423,299	4.000%-5.500%, 10/15/39-10/20/60	7,847,388	0.2
		100,742,606	2.2
	Total U.S. Government Agency Obligations (Cost $622,350,165)	622,210,142	13.7

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 11.5%
	Automobile Asset-Backed Securities: 0.5%
3,240,000 (1)	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	$3,258,504	0.1
1,450,000 (1)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,458,884	0.0
1,550,000 (1)	Oscar US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/24	1,553,881	0.0
2,270,000 (1)	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,301,589	0.1
5,130,000	Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	5,168,563	0.1
1,940,000 (1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,934,605	0.0
7,130,000	Other Securities	7,166,795	0.2
		22,842,821	0.5
	Home Equity Asset-Backed Securities: 0.5%
8,522,269	Freddie Mac Structured Pass Through Certificates T-31 A7, 1.484%, (1.000*US0001M + 0.250%), 05/25/31	8,464,130	0.2
2,153,714	Morgan Stanley Home Equity Loan Trust 2006-3 A3, 1.397%, (1.000*US0001M + 0.160%), 04/25/36	1,672,168	0.0
1,517,876	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 1.397%, (1.000*US0001M + 0.160%), 02/25/37	1,367,246	0.0
1,848,115	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.467%, (1.000*US0001M + 0.230%), 02/25/37	1,679,562	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Home Equity Asset-Backed Securities (continued)
34,683		RASC Series Trust 2002-KS1 AIIB, 1.837%, (1.000*US0001M + 0.600%), 06/25/32	$30,756	0.0
13,462,089		Other Securities	11,540,089	0.2
			24,753,951	0.5
		Other Asset-Backed Securities: 10.0%
1,591,604 (1)		1776 CLO Ltd. 2006-1A D, 3.062%, (1.000*US0003M + 1.750%), 05/08/20	1,593,956	0.0
3,366,363 (1)		Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	3,365,157	0.1
1,884,940 (1)		Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	1,902,237	0.0
5,100,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.304%, (1.000*US0003M + 2.000%), 10/15/27	5,137,944	0.1
2,930,000 (1)		ALM VIII Ltd. 2013-8A A1R, 2.794%, (1.000*US0003M + 1.490%), 10/15/28	2,952,271	0.1
1,103,120	(1)(5)(8)	American Homes 4 Rent 2015-SFR1 XS 0.000%, 04/17/52	—	—
1,076,000 (1)		American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	1,164,822	0.0
1,250,000 (1)		American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	1,365,068	0.1
6,962,417	(1)(5)(8)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	—	—
3,440,000 (1)		Apidos CLO XI 2012-11A BR, 3.254%, (1.000*US0003M + 1.950%), 01/17/28	3,463,478	0.1
3,130,000 (1)		Apidos CLO XVII 2014-17A A2R, 3.154%, (1.000*US0003M + 1.850%), 04/17/26	3,138,573	0.0
5,420,000 (1)		Apidos CLO XVII 2014-17A BR, 3.804%, (1.000*US0003M + 2.500%), 04/17/26	5,440,748	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,860,000 (1)	Apidos Clo XXV 2016-25A A1, 2.767%, (1.000*US0003M + 1.460%), 10/20/28	$3,874,691	0.1
4,000,000 (1)	Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (1.000*US0003M + 1.350%), 10/15/29	3,999,836	0.1
4,350,000 (1)	Ares XXIX CLO Ltd. 2014-1A BR, 3.604%, (1.000*US0003M + 2.300%), 04/17/26	4,359,487	0.1
4,410,000 (1)	Ares XXXII CLO Ltd. 2014-32A BR, 3.565%, (1.000*US0003M + 2.250%), 11/15/25	4,432,121	0.1
3,970,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.664%, (1.000*US0003M + 2.350%), 04/25/26	3,989,215	0.1
3,700,000 (1)	Babson CLO Ltd. 2014-3A AR, 2.624%, (1.000*US0003M + 1.320%), 01/15/26	3,732,553	0.1
2,640,000 (1)	Babson CLO Ltd. 2014-3A C1R, 3.954%, (1.000*US0003M + 2.650%), 01/15/26	2,665,302	0.0
3,620,000 (1)	Babson CLO Ltd. 2014-IA BR, 3.507%, (1.000*US0003M + 2.200%), 07/20/25	3,631,580	0.1
1,650,000 (1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (1.000*US0003M + 1.350%), 07/20/30	1,649,931	0.0
3,890,000 (1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (1.000*US0003M + 1.350%), 07/18/29	3,907,143	0.1
8,770,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.554%, (1.000*US0003M + 1.250%), 07/15/29	8,785,435	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,190,000 (1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.794%, (1.000*US0003M + 1.490%), 01/15/29	$3,230,156	0.1
2,450,000 (1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.554%, (1.000*US0003M + 2.250%), 07/15/26	2,461,395	0.0
6,520,000 (1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.704%, (1.000*US0003M + 2.400%), 01/15/26	6,525,783	0.1
4,350,000 (1)	BlueMountain CLO 2014-4A CR, 3.867%, (1.000*US0003M + 2.550%), 11/30/26	4,387,727	0.1
4,070,000 (1)	BlueMountain CLO 2015-1A BR, 3.804%, (1.000*US0003M + 2.500%), 04/13/27	4,113,191	0.1
3,270,000 (1)	Burnham Park Clo Ltd. 2016-1A A, 2.737%, (1.000*US0003M + 1.430%), 10/20/29	3,295,006	0.1
3,480,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.467%, (1.000*US0003M + 2.150%), 07/27/26	3,504,329	0.1
6,380,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.461%, (1.000*US0003M + 1.300%), 04/20/31	6,396,875	0.1
6,640,000 (1)	Cedar Funding II CLO Ltd. 2013-1A A1R, 2.547%, (1.000*US0003M + 1.230%), 06/09/30	6,659,986	0.1
4,300,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.667%, (1.000*US0003M + 2.350%), 06/09/30	4,317,781	0.1
3,500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.563%, (1.000*US0003M + 2.250%), 07/23/30	3,513,387	0.1
9,680,000 (1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.777%, (1.000*US0003M + 1.470%), 10/20/28	9,749,444	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
3,530,000 (1)		Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (1.000*US0003M + 1.250%), 10/17/30	$3,529,965	0.1
4,700,000 (1)		Cent CLO 2014-22A A2AR, 3.262%, (1.000*US0003M + 1.950%), 11/07/26	4,710,114	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 1.837%, (1.000*US0001M + 0.600%), 07/25/33	36,105	0.0
4,050,000 (8)		CIFC Funding 2013-2A A1LR, 2.650%, 10/18/30	4,050,000	0.1
2,700,000 (8)		CIFC Funding 2013-2A A3LR, 3.950%, 10/18/30	2,700,000	0.1
2,750,000 (1)		CIFC Funding 2014-4A C1R, 3.954%, (1.000*US0003M + 2.650%), 10/17/26	2,756,212	0.0
3,660,000 (1)		CIFC Funding 2016-1A A, 2.787%, (1.000*US0003M + 1.480%), 10/21/28	3,678,135	0.1
2,150,000 (1)		CIFC Funding 2017-2A C, 3.657%, (1.000*US0003M + 2.350%), 04/20/30	2,159,854	0.0
7,400,000 (1)		CIFC Funding 2017-4 A1 Ltd., 2.633%, (1.000*US0003M + 1.250%), 10/24/30	7,449,550	0.2
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.942%, (1.000*US0001M + 0.705%), 09/25/35	7,066,794	0.2
7,700,000	(1)(2)	Deer Creek Clo Ltd. 2017-1A A, 2.240%, (1.000*US0003M + 1.180%), 10/20/30	7,700,000	0.2
7,000,000 (1)		Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (1.000*US0003M + 1.210%), 10/15/30	7,040,425	0.2
5,565,000 (1)		Dryden 33 Senior Loan Fund 2014-33A AR, 2.734%, (1.000*US0003M + 1.430%), 10/15/28	5,611,796	0.1
7,900,000 (1)		Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	7,915,358	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,960,000 (1)		Dryden Senior Loan Fund 2014-31A CR, 3.404%, (1.000*US0003M + 2.100%), 04/18/26	$2,968,134	0.1
2,100,000 (1)		Dryden Senior Loan Fund 2014-34A CR, 3.454%, (1.000*US0003M + 2.150%), 10/15/26	2,107,591	0.0
6,660,000 (1)		Dryden Senior Loan Fund 2017-47A A2, 2.745%, (1.000*US0003M + 1.350%), 04/15/28	6,685,328	0.2
6,410,000 (1)		Dryden Senior Loan Fund 2017-47A C, 3.595%, (1.000*US0003M + 2.200%), 04/15/28	6,434,121	0.1
7,700,000	(1)(2)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.154%, (1.000*US0003M + 1.850%), 10/15/27	7,700,000	0.2
5,565,000 (1)		Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.515%, (1.000*US0003M + 1.200%), 08/15/30	5,576,570	0.1
3,990,000 (1)		Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	4,094,412	0.1
3,000,000 (1)		Flatiron CLO Ltd. 2013-1A A2R, 2.954%, (1.000*US0003M + 1.650%), 01/17/26	3,001,794	0.0
3,920,000 (1)		Flatiron CLO Ltd. 2013-1A BR, 3.654%, (1.000*US0003M + 2.350%), 01/17/26	3,924,700	0.1
4,250,000 (1)		Galaxy XIX CLO Ltd. 2015-19A A1R, 2.537%, (1.000*US0003M + 1.220%), 07/24/30	4,254,259	0.1
2,494,228 (1)		HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	2,606,468	0.1
2,356,607 (1)		HERO Funding Trust 2016-2A A, 3.750%, 09/20/41	2,398,385	0.0
2,500,000 (1)		Invitation Homes Trust 2014-SFR2 E, 4.384%, (1.000*US0001M + 3.150%), 06/17/32	2,531,011	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,500,000 (1)	Jay Park CLO Ltd. 2016-1A B, 3.707%, (1.000*US0003M + 2.400%), 10/20/27	$1,502,343	0.0
1,800,000 (1)	Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/47	1,813,280	0.0
8,500,000 (1)	KKR CLO 9 AR Ltd., 2.574%, (1.000*US0003M + 1.270%), 07/15/30	8,510,498	0.2
5,400,000 (1)	LCM XXIII Ltd. 23A A1, 2.707%, (1.000*US0003M + 1.400%), 10/20/29	5,440,187	0.1
1,250,000 (1)	Madison Park Funding V Ltd. 2007-5A D, 4.817%, (1.000*US0003M + 3.500%), 02/26/21	1,251,286	0.0
4,500,000 (1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.513%, (1.000*US0003M + 2.200%), 07/23/29	4,519,309	0.1
2,900,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.456%, (1.000*US0003M + 2.150%), 01/19/25	2,914,341	0.1
5,400,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.517%, (1.000*US0003M + 2.200%), 01/27/26	5,428,323	0.1
414,648 (1)	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	416,805	0.0
1,600,000 (1)	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.865%, (1.000*US0003M + 1.550%), 02/15/26	1,605,373	0.0
9,470,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.627%, (1.000*US0003M + 1.320%), 03/17/30	9,490,654	0.2
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (1.000*US0003M + 1.350%), 07/15/29	2,999,946	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,520,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.679%, (1.000*US0003M + 1.375%), 07/15/29	$5,576,238	0.1
1,570,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.404%, (1.000*US0003M + 2.100%), 04/15/26	1,571,695	0.0
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.656%, (1.000*US0003M + 1.350%), 07/19/30	4,070,065	0.1
5,660,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 2.725%, (1.000*US0003M + 1.410%), 08/15/29	5,733,608	0.1
5,980,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 3.115%, (1.000*US0003M + 1.800%), 08/15/29	6,010,971	0.2
1,500,000 (1)	Palmer Square CLO 2013-1A CR Ltd., 4.415%, (1.000*US0003M + 3.100%), 05/15/25	1,501,155	0.0
6,000,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 3.554%, (1.000*US0003M + 2.250%), 10/17/27	6,041,838	0.1
8,550,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 3.866%, (1.000*US0003M + 2.550%), 05/21/29	8,646,256	0.2
2,190,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.577%, (1.000*US0003M + 1.270%), 07/20/30	2,189,792	0.1
4,340,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.657%, (1.000*US0003M + 1.350%), 07/20/30	4,339,583	0.1
5,950,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.120%, (1.000*US0003M + 2.800%), 10/15/25	5,949,881	0.1
4,000,000 (1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	4,063,547	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
4,000,000 (1)		Progress Residential 2015-SFR3 C, 4.327%, 11/12/32	$4,139,097	0.1
5,312,000	(1)(2)(8)	Recette CLO Ltd. 2015-1A CR, 3.063%, (1.000*US0003M + 1.700%), 10/20/27	5,312,000	0.1
7,830,000 (1)		Shackleton CLO Ltd. 2016-9A A, 2.807%, (1.000*US0003M + 1.500%), 10/20/28	7,904,432	0.2
1,500,000 (1)		SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,563,899	0.0
3,416,641 (1)		SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	3,463,504	0.1
6,550,000 (1)		SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/26	6,638,557	0.2
5,345,000 (1)		Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	5,383,499	0.1
7,320,000 (1)		Symphony CLO Ltd. 2012-9A AR, 2.754%, (1.000*US0003M + 1.450%), 10/16/28	7,394,935	0.1
3,120,000 (1)		Symphony CLO Ltd. 2016-18A B, 3.113%, (1.000*US0003M + 1.800%), 01/23/28	3,131,067	0.1
3,080,000 (1)		Symphony CLO XIV Ltd. 2014-14A C1R, 3.804%, (1.000*US0003M + 2.500%), 07/14/26	3,097,038	0.1
3,415,500 (1)		Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	3,489,448	0.1
618,750 (1)		Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	644,916	0.0
2,580,000 (1)		Thacher Park CLO Ltd. 2014-1A CR, 3.507%, (1.000*US0003M + 2.200%), 10/20/26	2,590,851	0.1
7,080,000 (1)		THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	7,112,427	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,000,000 (1)	THL Credit Wind River CLO Ltd. 2017-1A C, 3.604%, (1.000*US0003M + 2.300%), 04/18/29	$6,022,752	0.1
5,200,000 (1)	THL Credit Wind River CLO Ltd. 2017-3A A, 2.489%, (1.000*US0003M + 1.250%), 10/15/30	5,199,953	0.1
9,030,000 (1)	Wind River CLO Ltd. 2016-2A A, 2.811%, (1.000*US0003M + 1.500%), 11/01/28	9,064,224	0.2
1,400,000 (1)	Towd Point Mortgage Trust 2015-2 1B1, 3.469%, 11/25/60	1,434,580	0.0
2,640,000 (1)	Towd Point Mortgage Trust 2015-2 2B2, 4.241%, 11/25/57	2,787,424	0.1
4,346,000 (1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/55	4,275,940	0.1
7,202,432 (9)	Other Securities	7,193,655	0.2
		452,824,861	10.0
	Student Loan Asset-Backed Securities: 0.5%
2,380,000 (1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/40	2,409,165	0.1
1,414,568 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	1,437,542	0.0
1,968,663 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	1,996,187	0.0
2,900,000 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	2,911,491	0.1
962,898 (1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/39	934,196	0.0
1,125,841 (1)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/36	1,166,588	0.1
873,125 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/37	893,325	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
1,000,000 (1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/42	$997,849	0.0
1,200,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	1,175,847	0.0
1,809,654 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	1,814,644	0.0
4,100,000 (1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/41	4,123,768	0.1
2,400,000 (1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	2,402,697	0.1
		22,263,299	0.5
	Total Asset-Backed Securities (Cost $518,485,684)	522,684,932	11.5

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
	Utilities: 0.1%
143,393	Other Securities	3,639,314	0.1
	Total Preferred Stock (Cost $3,584,825)	3,639,314	0.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): —%
Total Purchased Options (Cost $1,088,416)	—	—
Total Long-Term Investments (Cost $4,584,436,507)	4,624,461,003	102.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 29.5%
	Corporate Bonds/Notes: 0.3%
3,158,000 (1)	Barclays Bank PLC, 6.050%, 12/04/17	$3,180,430	0.1
4,567,000	Discover Bank, 2.000%, 02/21/18	4,574,236	0.1
1,760,000	Duke Energy Corp., 2.100%, 06/15/18	1,765,443	0.0
1,763,000 (1)	HBOS PLC, 6.750%, 05/21/18	1,815,696	0.1
966,000	Hewlett Packard Enterprise Co., 2.450%, 10/05/17	966,046	0.0
1,037,000 (1)	International Lease Finance Corp., 7.125%, 09/01/18	1,085,998	0.0
980,000	Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,024,835	0.0
		14,412,684	0.3
	U.S. Government Agency Obligations: 0.0%
1,243	Fannie Mae, 5.500%, 02/01/18	1,248	0.0
1	Fannie Mae, 6.000%, 11/01/17	1	0.0
		1,249	0.0
	Securities Lending Collateral(11): 12.4%
133,664,645	Citigroup, Inc., Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $133,676,510, collateralized by various U.S. Government Agency Obligations, 1.898%-9.000%, Market Value plus accrued interest $136,337,938, due 12/01/17-06/01/51)	133,664,645	2.9
133,664,645	Daiwa Capital Markets, Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $133,676,400, collateralized by various U.S. Government/U.S. Gov't Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $136,337,938, due 10/12/17-12/01/51)	133,664,645	2.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
133,664,645	Nomura Securities, Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $133,676,510, collateralized by various U.S. Government/U.S. Gov't Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $136,337,945, due 11/15/17-08/20/67)	$133,664,645	3.0
57,837,265	Royal Bank of Scotland PLC, Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $57,842,256, collateralized by various U.S. Government Securities, 0.488%-3.500%, Market Value plus accrued interest $58,994,181, due 10/31/17-11/15/42)	57,837,265	1.3
103,797,350	State of Wisconsin Investment Board, Repurchase Agreement dated 09/29/17, 1.20%, due 10/02/17 (Repurchase Amount $103,807,588, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $106,063,501, due 01/15/19-02/15/46)	103,797,350	2.3
		562,628,550	12.4
	Collateralized Mortgage Obligations: 0.0%
10,199	Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17 (Cost $10,084)	10,210	0.0
	U.S. Treasury Obligations: 1.2%
55,167,000	United States Treasury Note, 0.625%, 06/30/18 (Cost $54,903,990)	54,899,809	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Foreign Government Bonds: 0.0%
ARS21,200,000	Republic of Argentina, 21.200%, 09/19/18	$1,218,953	0.0
630,000 (1)	Serbia International Bond, 5.250%, 11/21/17	632,989	0.0
		1,851,942	0.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 15.6%
705,556,000 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930% (Cost $705,556,000)	705,556,000	15.6
	Total Short-Term Investments (Cost $1,339,436,505)	1,339,360,444	29.5
	Total Investments in Securities (Cost $5,923,873,012)	$5,963,821,447	131.5
	Liabilities in Excess of Other Assets	(1,430,271,832)	(31.5)
	Net Assets	$4,533,549,615	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Settlement is on a when-issued or delayed-delivery basis.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(6)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
The grouping contains Level 3 securities.

(10)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of September 30, 2017.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

COP
Colombian Peso

DKK
Danish Krone

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Preferred Stock	$3,639,314	$—	$—	$3,639,314
Purchased Options	—	—	—	—
Corporate Bonds/Notes	—	1,143,131,586	—	1,143,131,586
Collateralized Mortgage Obligations	—	521,022,713	—	521,022,713
U.S. Treasury Obligations	—	1,412,338,298	—	1,412,338,298
Foreign Government Bonds	—	179,918,729	—	179,918,729
Asset-Backed Securities	—	504,372,932	18,312,000	522,684,932
Commercial Mortgage-Backed Securities	—	219,515,289	—	219,515,289
U.S. Government Agency Obligations	10,530	622,199,612	—	622,210,142
Short-Term Investments	705,556,000	633,804,444	—	1,339,360,444
Total Investments, at fair value	$709,205,844	$5,236,303,603	$18,312,000	$5,963,821,447
Other Financial Instruments+
Centrally Cleared Swaps	—	1,208,966	—	1,208,966
Forward Foreign Currency Contracts	—	307,502	—	307,502
Futures	4,562,536	—	—	4,562,536
Total Assets	$713,768,380	$5,237,820,071	$18,312,000	$5,969,900,451
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,686,061)	$—	$(2,686,061)
Forward Foreign Currency Contracts	—	(2,129,740)	—	(2,129,740)
Futures	(4,260,150)	—	—	(4,260,150)
Total Liabilities	$(4,260,150)	$(4,815,801)	$—	$(9,075,951)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

At September 30, 2017, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 18,410,833	RUB 1,135,653,816	Barclays Bank PLC	10/20/17	$(1,218,410)
RUB 21,634,324	USD 370,253	Barclays Bank PLC	10/20/17	3,686
RON 10,031,554	USD 2,536,423	Citibank N.A.	10/20/17	44,995
USD 3,955,627	PLN 14,452,492	Citibank N.A.	10/20/17	(4,971)
USD 151	RUB 9,163	Citibank N.A.	10/20/17	(7)
USD 2,490,504	RON 9,987,667	Citibank N.A.	10/20/17	(79,621)
USD 10,046	RON 39,703	Citibank N.A.	10/20/17	(171)
USD 4,890,707	TRY 17,712,097	Citibank N.A.	10/20/17	(55,026)
USD 412,999	RUB 24,969,736	Citibank N.A.	10/20/17	(18,591)
COP 2,024,041,184	USD 664,324	Citibank N.A.	11/17/17	21,069
USD 174,222	PEN 572,128	Citibank N.A.	11/17/17	(746)
USD 19,301,800	BRL 61,443,419	Citibank N.A.	11/17/17	24,599
USD 8,731,027	COP 26,475,094,578	Citibank N.A.	11/17/17	(234,128)
USD 2,383,276	IDR 31,883,463,826	Citibank N.A.	12/15/17	33,464
USD 13,273,466	HUF 3,574,226,296	Goldman Sachs International	10/20/17	(289,003)
HUF 1,434,531,638	USD 5,580,166	Goldman Sachs International	10/20/17	(136,808)
USD 8,241,823	MXN 148,080,643	HSBC Bank USA N.A.	11/17/17	171,225
RUB 9,658,072	USD 158,561	JPMorgan Chase Bank N.A.	10/20/17	8,374
USD 80,514	TRY 291,481	JPMorgan Chase Bank N.A.	10/20/17	(876)
USD 3,389,245	PEN 11,093,000	JPMorgan Chase Bank N.A.	11/17/17	(3,215)
USD 4,247,525	CLP 2,768,069,361	JPMorgan Chase Bank N.A.	11/17/17	(73,011)
HUF 4,126,019	USD 15,566	Morgan Stanley Capital Services LLC	10/20/17	90
USD 577,800	BRL 1,848,208	Morgan Stanley Capital Services LLC	11/17/17	(2,055)
BRL 5,421,733	USD 1,714,111	The Bank of New York Mellon	11/17/17	(13,101)
				$(1,822,238)

At September 30, 2017, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,330	12/19/17	$291,978,125	$(2,529,699)
U.S. Treasury 2-Year Note	563	12/29/17	121,440,545	(268,535)
U.S. Treasury Long Bond	53	12/19/17	8,099,062	(152,070)
U.S. Treasury Ultra Long Bond	473	12/19/17	78,104,125	(1,309,846)
			$499,621,857	$(4,260,150)
Short Contracts
U.S. Treasury 5-Year Note	(1,671)	12/29/17	(196,342,500)	1,485,375
U.S. Treasury Ultra 10-Year Note	(1,707)	12/19/17	(229,298,118)	3,077,161
			$(425,640,618)	$4,562,536

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

At September 30, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	1.036%	10/13/18	USD 42,311,000	$(231,824)	$(231,824)
Pay	3-month USD-LIBOR	1.460	10/13/20	USD 151,804,000	(1,756,610)	(1,756,610)
Pay	3-month USD-LIBOR	2.372	10/13/30	USD 38,344,000	(179,923)	(179,923)
Pay	3-month USD-LIBOR	2.510	10/13/35	USD 31,365,000	13,368	13,368
Pay	3-month USD-LIBOR	2.593	10/13/40	USD 24,606,000	191,905	191,905
Receive	3-month USD-LIBOR	1.036	10/13/18	USD 42,083,000	230,358	230,358
Receive	3-month USD-LIBOR	1.668	10/30/19	USD 162,439,000	249,786	249,786
Receive	3-month USD-LIBOR	1.780	10/13/22	USD 45,684,000	523,549	523,549
Receive	3-month USD-LIBOR	2.619	10/13/45	USD 45,865,000	(517,704)	(517,704)
					$(1,477,095)	$(1,477,095)

At September 30, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap	Citibank N.A.	1.968%	Receive	3-month USD-LIBOR	10/02/2017	USD468,136,000	$1,088,416	$—
							$1,088,416	$—

Currency Abbreviations
BRL − Brazilian Real
CLP − Chilean Peso
COP − Colombian Peso
HUF − Hungarian Forint
IDR − Indonesian Rupiah
MXN − Mexican Peso
PEN − Peruvian Nuevo Sol
PLN − Polish Zloty
RON − Romanian New Leu
RUB − Russian Ruble
TRY − Turkish Lira
USD − United States Dollar
At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $5,926,207,677.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$72,801,982
Gross Unrealized Depreciation	(36,761,999)
Net Unrealized Appreciation	$36,039,983

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$307,502
Interest rate contracts	Net Assets — Unrealized appreciation*	4,562,536
Interest rate contracts	Net Assets — Unrealized appreciation**	1,208,966
Total Asset Derivatives		$6,079,004
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,129,740
Interest rate contracts	Net Assets — Unrealized depreciation*	4,260,150
Interest rate contracts	Net Assets — Unrealized depreciation**	2,686,061
Total Liability Derivatives		$9,075,951

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps		Written options	Total
Credit contracts	$(284,900)	$—	$—	$		$—	$(284,900)
Equity contracts	—	—	(3,392,748)		—	—	(3,392,748)
Foreign exchange contracts	—	179,582	—			—	179,582
Interest rate contracts	1,071,513	—	625,413		9,541,305	32,349	11,270,580
Total	$786,613	$179,582	$(2,767,335)		$9,541,305	$32,349	$7,772,514

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	—	(356,566)	—	—	—	(356,566)
Interest rate contracts	(171,983)	—	2,296,796	(10,064,816)	255,514	(7,684,489)
Total	$(171,983)	$(356,566)	$2,296,796	$(10,064,816)	$255,514	$(8,041,055)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of September 30, 2017 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2017:
	Barclays Bank PLC	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$3,686	$124,127	$—	$171,225	$8,374	$90	$—	$307,502
Total Assets	$3,686	$124,127	$—	$171,225	$8,374	$90	$—	$307,502
Liabilities:
Forward foreign currency contracts	$1,218,410	$393,261	$425,811	$—	$77,102	$2,055	$13,101	$2,129,740
Total Liabilities	$1,218,410	$393,261	$425,811	$—	$77,102	$2,055	$13,101	$2,129,740
Net OTC derivative instruments by counterparty, at fair value	$(1,214,724)	$(269,134)	$(425,811)	$171,225	$(68,728)	$(1,965)	$(13,101)	$(1,822,238)
Total collateral pledged by the Fund/(Received from counterparty)	$1,214,724	$—	$—	$—	$—	$—	$—	$1,214,724
Net Exposure(1)(2)	$—	$(269,134)	$(425,811)	$171,225	$(68,728)	$(1,965)	$(13,101)	$(607,514)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2017, the Fund had pledged $1,380,000 in cash collateral to Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 47.3%
	Basic Materials: 1.5%
300,000 (1)	WR Grace & Co-Conn, 5.125%, 10/01/21	$326,250	0.3
1,281,000 (2)	Other Securities	1,321,713	1.2
		1,647,963	1.5
	Communications: 3.8%
170,000 (1)	Amazon.com, Inc., 1.900%, 08/21/20	170,502	0.1
537,000	AT&T, Inc., 2.300%, 03/11/19	540,451	0.5
300,000 (1)	Gray Television, Inc., 5.125%, 10/15/24	302,250	0.3
300,000 (1)	SFR Group SA, 6.000%, 05/15/22	313,875	0.3
400,000 (1)	Sky PLC, 2.625%, 09/16/19	402,864	0.4
2,272,000	Other Securities	2,325,469	2.2
		4,055,411	3.8
	Consumer, Cyclical: 4.0%
214,000 (1)	BMW US Capital LLC, 1.450%, 09/13/19	212,872	0.2
200,000 (1)	Daimler Finance North America LLC, 2.300%, 01/06/20	200,948	0.2
600,000	Ford Motor Credit Co. LLC, 1.897%-3.157%, 08/12/19-08/04/20	606,109	0.6
550,000	General Motors Financial Co., Inc., 3.950%, 04/13/24	563,887	0.5
240,000 (1)	Hyundai Capital America, 2.750%, 09/18/20	239,930	0.2
190,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/20	190,262	0.2
524,000	Toyota Motor Credit Corp., 1.550%-1.700%, 01/09/19-10/18/19	522,156	0.5
1,708,948	Other Securities	1,765,966	1.6
		4,302,130	4.0
	Consumer, Non-cyclical: 6.9%
479,000	Abbott Laboratories, 2.800%-2.900%, 09/15/20-11/30/21	487,541	0.4
624,000	Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	625,765	0.6
523,000	AstraZeneca PLC, 1.750%-2.375%, 11/16/18-11/16/20	523,580	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
100,000 (1)	BAT Capital Corp., 2.297%, 08/14/20	$100,367	0.1
280,000 (1)	BAT International Finance PLC, 2.750%, 06/15/20	284,694	0.3
240,000 (1)	Danone SA, 1.691%, 10/30/19	238,505	0.2
210,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/20	213,291	0.2
432,000	Medtronic Global Holdings SCA,1.700%, 03/28/19	431,826	0.4
300,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	311,625	0.3
300,000 (1)	Post Holdings, Inc., 5.500%, 03/01/25	312,000	0.3
3,895,000 (2)	Other Securities	3,914,246	3.6
		7,443,440	6.9
	Energy: 3.3%
529,000	BP Capital Markets PLC, 2.315%-2.521%, 01/15/20-02/13/20	535,425	0.5
406,000	Exxon Mobil Corp., 1.708%, 03/01/19	406,394	0.4
416,000	Shell International Finance BV, 1.750%, 09/12/21	410,557	0.4
726,000	Shell International Finance BV, 1.375%-2.125%, 11/10/18-05/11/20	725,694	0.6
1,460,000	Other Securities	1,482,690	1.4
		3,560,760	3.3
	Financial: 17.6%
210,000 (1)	ABN AMRO Bank NV, 2.450%, 06/04/20	211,789	0.2
200,000 (1)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/20	200,208	0.2
285,000 (1)	Athene Global Funding, 2.750%, 04/20/20	287,319	0.3
550,000	Bank of America Corp., 2.151%, 11/09/20	548,624	0.5
228,000	Bank of America Corp., 2.600%, 01/15/19	229,893	0.2
200,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	199,933	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
250,000	Citibank NA, 2.000%, 03/20/19	250,862	0.2
433,000	Citigroup, Inc., 2.050%, 12/07/18	$433,650	0.4
207,000 (1)	Commonwealth Bank of Australia, 2.250%, 03/10/20	208,077	0.2
410,000	Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	413,092	0.4
127,000	Goldman Sachs Group, Inc./The, 2.300%, 12/13/19	127,598	0.1
425,000	Goldman Sachs Group, Inc., 2.550%, 10/23/19	430,019	0.4
290,000	ING Bank NV, 4.125%, 11/21/23	295,705	0.3
260,000 (1)	ING Bank NV, 1.650%, 08/15/19	257,911	0.2
310,000 (1)	Intesa Sanpaolo SpA, 3.125%, 07/14/22	311,015	0.3
132,000	JPMorgan Chase & Co., 2.550%, 03/01/21	133,354	0.1
250,000	KeyBank NA/Cleveland OH, 2.350%, 03/08/19	252,072	0.3
342,000	KeyCorp, 2.300%, 12/13/18	343,901	0.3
290,000	Morgan Stanley, 2.200%-2.800%, 12/07/18-06/16/20	294,590	0.3
550,000	National Australia Bank Ltd./New York, 2.250%-2.500%, 01/10/20-05/22/22	550,879	0.5
140,000 (1)	NUVEEN FINANCE LLC, 2.950%, 11/01/19	142,383	0.1
310,000	PNC Bank NA, 1.450%, 07/29/19	308,007	0.3
680,000	PNC Bank NA, 2.400%, 10/18/19	686,014	0.6
190,000 (1)	Protective Life Global Funding, 2.161%, 09/25/20	189,719	0.2
175,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	182,438	0.2
465,000	Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	503,876	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
470,000	Santander Holdings USA, Inc., 2.700%, 05/24/19	473,842	0.4
363,000 (1)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	$364,812	0.3
265,000 (1)	Standard Chartered PLC, 2.100%, 08/19/19	264,773	0.2
710,000	Toronto-Dominion Bank, 2.250%, 11/05/19	715,573	0.7
200,000 (1)	UBS AG/London, 2.200%, 06/08/20	200,506	0.2
200,000 (1)	UBS Group Funding Switzerland AG, 2.650%, 02/01/22	199,350	0.2
160,000	Wells Fargo & Co., 2.550%, 12/07/20	161,881	0.2
460,000	Wells Fargo Bank NA, 2.150%, 12/06/19	462,513	0.4
7,935,000	Other Securities	8,063,364	7.5
		18,899,542	17.6
	Industrial: 2.4%
300,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	309,285	0.3
460,000	Caterpillar Financial Services Corp., 2.250%, 12/01/19	463,409	0.4
300,000 (1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22	318,750	0.3
200,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/20	199,869	0.2
1,250,000	Other Securities	1,255,766	1.2
		2,547,079	2.4
	Technology: 4.8%
620,000	Apple, Inc., 1.800%-1.900%, 02/07/20-05/11/20	621,301	0.6
240,000 (1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	241,423	0.2
732,000 (1)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	746,304	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
300,000 (1)	First Data Corp., 5.375%, 08/15/23	314,550	0.3
507,000	Intel Corp., 1.850%-2.450%, 05/11/20-07/29/20	513,887	0.5
494,000	International Business Machines Corp., 1.900%, 01/27/20	$494,724	0.4
420,000	Microsoft Corp., 1.550%, 08/08/21	412,710	0.4
300,000 (1)	Quintiles IMS, Inc., 4.875%, 05/15/23	313,500	0.3
1,529,000	Other Securities	1,548,476	1.4
		5,206,875	4.8
	Utilities: 3.0%
449,000	Black Hills Corp., 2.500%, 01/11/19	451,098	0.4
525,000	Duke Energy Corp., 1.800%, 09/01/21	514,753	0.5
2,274,000	Other Securities	2,290,377	2.1
		3,256,228	3.0
	Total Corporate Bonds/ Notes (Cost $50,726,238)	50,919,428	47.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.3%
305,576	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/40	306,305	0.3
513,309	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/24	523,093	0.5
168,152	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/40	178,522	0.2
83,220	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/39	83,479	0.1
274,902	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/40	278,374	0.2
25,626	Fannie Mae REMIC Trust 2011-100 QM, 4.000%, 10/25/50	25,706	0.0
591,014	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	673,009	0.6
497,211	Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/39	529,192	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
354,872	Ginnie Mae Series 2012- 52 PV, 2.500%, 12/20/39	360,252	0.3
753,111	Ginnie Mae Series 2014- 53 JM, 7.133%, 04/20/39	$858,705	0.8
582,486	Ginnie Mae Series 2015- H31 FT, 1.881%, (1.000*US0001M + 0.650%), 11/20/65	585,105	0.6
230,221	Wells Fargo Mortgage Backed Securities 2005- AR16 Trust 2A1, 3.183%, 02/25/34	236,309	0.2
	Total Collateralized Mortgage Obligations (Cost $4,634,318)	4,638,051	4.3
U.S. TREASURY OBLIGATIONS: 0.2%
	U.S. Treasury Notes: 0.2%
194,000 (3)	1.375%-2.125%, 09/15/20-09/30/24	193,207	0.2
	Total U.S. Treasury Obligations (Cost $193,536)	193,207	0.2
FOREIGN GOVERNMENT BONDS: 0.0%
58,000 (2)	Other Securities	58,017	0.0
	Total Foreign Government Bonds (Cost $57,830)	58,017	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(4): 1.4%
	Federal Home Loan Mortgage Corporation: 0.9%(4)
376,665	5.500%, 11/01/38	422,601	0.4
466,512	5.500%, 01/01/37-02/01/39	515,086	0.5
		937,687	0.9
	Federal National Mortgage Association: 0.5%(4)
519,595	5.000%, 01/01/23-07/01/34	557,032	0.5
	Total U.S. Government Agency Obligations (Cost $1,465,246)	1,494,719	1.4
ASSET-BACKED SECURITIES: 16.9%
	Automobile Asset-Backed Securities: 6.1%
100,000	Ally Auto Receivables Trust 2016-2 A4, 1.600%, 01/15/21	99,709	0.1
150,000	Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	150,544	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
350,000	Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/22	$350,374	0.3
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/22	449,147	0.4
600,000 (1)	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	596,586	0.5
480,000	Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	479,681	0.4
300,000 (1)	Hyundai Auto Lease Securitization Trust 2016-B A4, 1.680%, 04/15/20	299,708	0.3
150,000 (1)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/20	149,700	0.1
450,000 (1)	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/21	451,189	0.4
100,000	Hyundai Auto Receivables Trust 2017- A A4, 2.090%, 04/17/23	100,179	0.1
100,000	Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	99,750	0.1
540,000	Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/22	535,684	0.5
200,000 (1)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	201,225	0.2
500,000 (1)	Oscar US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/21	500,891	0.5
160,000	Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	159,066	0.2
450,000	Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/22	450,780	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
1,460,000	Other Securities	$1,460,103	1.4
		6,534,316	6.1
	Credit Card Asset-Backed Securities: 4.4%
450,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	450,029	0.4
450,000	Cabela’s Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	449,425	0.4
450,000	Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	446,440	0.4
600,000	Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	599,973	0.6
300,000	Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	298,116	0.3
200,000	Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	198,306	0.2
210,000	Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	211,453	0.2
300,000	Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	299,642	0.3
450,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/24	454,792	0.4
400,000	Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/23	399,645	0.4
880,000	Other Securities	879,278	0.8
		4,687,099	4.4
	Home Equity Asset-Backed Securities: 0.0%
34,019	Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	34,207	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: 6.2%
330,000 (1)		Babson CLO Ltd. 2014- 3A AR, 2.624%, (1.000*US0003M + 1.320%), 01/15/26	$332,903	0.3
250,000 (1)		Barings CLO Ltd. 2017- 1A A2, 2.631%, (1.000*US0003M + 1.350%), 07/18/29	251,102	0.2
560,000 (1)		Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.794%, (1.000*US0003M + 1.490%), 01/15/29	567,049	0.5
410,000 (1)		Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.461%, (1.000*US0003M + 1.300%), 04/20/31	411,084	0.4
250,000 (1)		Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (1.000*US0003M + 1.250%), 10/17/30	249,997	0.2
250,000 (5)		CIFC Funding 2013-2A A1LR, 2.650%, 10/18/30	250,000	0.2
250,000 (1)		CIFC Funding 2016-1A A, 2.787%, (1.000*US0003M + 1.480%), 10/21/28	251,239	0.3
250,000	(1)(6)	Deer Creek Clo Ltd. 2017-1A A, 2.240%, (1.000*US0003M + 1.180%), 10/20/30	250,000	0.2
250,000 (1)		Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	250,486	0.2
250,000 (1)		Dryden Senior Loan Fund 2017-47A A2, 2.745%, (1.000*US0003M + 1.350%), 04/15/28	250,951	0.2
360,000 (1)		Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.515%, (1.000*US0003M + 1.200%), 08/15/30	360,748	0.4
250,000 (1)		Galaxy XIX CLO Ltd. 2015-19A A1R, 2.537%, (1.000*US0003M + 1.220%), 07/24/30	250,251	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
37,506 (1)	GSAMP Trust 2005- SEA2 A1, 1.587%, (1.000*US0001M + 0.350%), 01/25/45	$37,488	0.0
330,000 (1)	LCM XXIII Ltd. 23A A1, 2.707%, (1.000*US0003M + 1.400%), 10/20/29	332,456	0.3
390,000 (1)	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.865%, (1.000*US0003M + 1.550%), 02/15/26	391,310	0.4
250,000 (1)	Octagon Investment Partners 30 Ltd. 2017- 1A A1, 2.627%, (1.000*US0003M + 1.320%), 03/17/30	250,545	0.2
250,000 (1)	Octagon Investment Partners XIV Ltd. 2012- 1A A1BR, 2.679%, (1.000*US0003M + 1.375%), 07/15/29	252,547	0.3
250,000 (1)	Octagon Investment Partners XV Ltd. 2013- 1A A2R, 2.656%, (1.000*US0003M + 1.350%), 07/19/30	250,620	0.2
260,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 2.725%, (1.000*US0003M + 1.410%), 08/15/29	263,381	0.3
250,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.577%, (1.000*US0003M + 1.270%), 07/20/30	249,976	0.3
250,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.657%, (1.000*US0003M + 1.350%), 07/20/30	249,976	0.2
250,000 (1)	THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	251,145	0.3
250,000 (1)	THL Credit Wind River CLO Ltd. 2017-3A A, 2.489%, (1.000*US0003M + 1.250%), 10/15/30	249,998	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
100,000 (1)	Volvo Financial Equipment LLC Series 017-1A A4, 2.210%, 11/15/21	$100,229	0.1
150,000	Other Securities	150,148	0.1
		6,705,629	6.2
	Student Loan Asset-Backed Securities: 0.2%
250,000 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	250,991	0.2
	Total Asset-Backed Securities (Cost $18,178,441)	18,212,242	16.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.0%
147,183 (1)	Americold LLC 2010 Trust ARTA A2FL, 2.729%, (1.000*US0001M + 1.500%), 01/14/29	147,447	0.1
509,997	Citigroup Commercial Mortgage Trust 2012- GC8 AAB, 2.608%, 09/10/45	516,395	0.5
473,654	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	486,385	0.4
59,905	COMM 2012-CR3 A2, 1.765%, 10/15/45	59,869	0.1
56,393	COMM 2012-CR4 A2, 1.801%, 10/15/45	56,366	0.0
410,000	COMM 2013-CR12 A2, 2.904%, 10/10/46	414,079	0.4
270,000	COMM 2013-LC13 A2, 3.009%, 08/10/46	272,913	0.3
110,000	COMM 2014-CR14 A2, 3.147%, 02/10/47	111,399	0.1
170,000	COMM 2014-CR17 A2, 3.012%, 05/10/47	172,814	0.2
240,000	COMM 2014-UBS6 A2, 2.935%, 12/10/47	243,140	0.2
124,820 (1)	Commercial Mortgage Trust 2004-GG1 F, 6.593%, 06/10/36	124,867	0.1
2,314 (1)	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	2,308	0.0
273,777	Ginnie Mae 2011-53 B, 4.397%, 05/16/51	289,007	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
80,069	Ginnie Mae 2015-21 AF, 2.071%, 07/16/48	$79,091	0.1
205,374	Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	202,161	0.2
89,743	Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	89,621	0.1
408,880	Ginnie Mae 2017-100 AB, 2.300%, 04/16/52	405,584	0.4
188,425	Ginnie Mae 2017-50 AB, 2.400%, 02/16/47	186,129	0.2
208,638	Ginnie Mae 2017-51 AB, 2.350%, 04/16/57	206,685	0.2
139,180	Ginnie Mae 2017-69 AB, 2.350%, 05/16/53	137,979	0.1
149,257	Ginnie Mae 2017-70 A, 2.500%, 10/16/57	148,641	0.1
557,672	Ginnie Mae 2017-86 AB, 2.300%, 11/16/51	553,809	0.5
348,611	Ginnie Mae 2017-89 A, 2.500%, 08/16/57	348,019	0.3
280,000	GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/50	283,913	0.3
1,860	GS Mortgage Securities Trust 2012-GCJ9 A2, 1.762%, 11/10/45	1,859	0.0
258,743	GS Mortgage Securities Trust 2014-GC18 A2, 2.924%, 01/10/47	261,780	0.2
180,823 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2003- CB6 H, 5.379%, 07/12/37	179,271	0.2
386,037 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/46	390,611	0.4
1,040,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.588%, 08/15/46	1,131,962	1.0
170,000	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/47	172,669	0.1
68,220	JPMBB Commercial Mortgage Securities Trust 2013-C12 A2, 2.424%, 07/15/45	68,449	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,524 (1)	JPMorgan Commercial Mortgage-Backed Securities Trust 2009- RR1 A4B2, 1.000%, (1.000*US0001M + 0.700%), 03/18/51	$1,513	0.0
388,879	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A2, 2.916%, 02/15/47	394,048	0.4
155,927	Morgan Stanley Capital I Trust 2008-TOP29, 6.498%, 01/11/43	156,889	0.1
1,419,594	Other Securities	1,430,679	1.3
	Total Commercial Mortgage-Backed Securities (Cost $9,797,096)	9,728,351	9.0
	Total Long-Term Investments (Cost $85,052,705)	85,244,015	79.1
SHORT-TERM INVESTMENTS: 22.0%
	Corporate Bonds/Notes: 11.7%
361,000	AbbVie, Inc., 1.800%, 05/14/18	361,553	0.3
291,000	Allergan Funding SCS, 2.350%, 03/12/18	291,872	0.3
502,000	Aetna, Inc., 1.500%, 11/15/17	501,949	0.5
301,000	Air Lease Corp., 2.125%, 01/15/18	301,349	0.3
395,000	Alibaba Group Holding Ltd., 1.625%, 11/28/17	395,259	0.4
235,000	AT&T, Inc., 1.400%, 12/01/17	234,977	0.2
220,000	Bank of America Corp., 1.950%, 05/12/18	220,345	0.2
220,000	Bank of Montreal, 1.800%, 07/31/18	220,436	0.2
296,000	Baxalta, Inc., 2.000%, 06/22/18	296,698	0.3
135,000	BP Capital Markets PLC, 1.674%, 02/13/18	135,103	0.1
257,000	British Telecommunications PLC, 5.950%, 01/15/18	260,138	0.2
250,000	Capital One NA/Mclean VA, 2.350%, 08/17/18	251,085	0.2
151,000	Cardinal Health, Inc., 1.950%, 06/15/18	151,246	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes: (continued)
285,000	Celgene Corp., 2.125%, 08/15/18	$286,246	0.3
325,000	Charles Schwab Corp., 1.500%, 03/10/18	325,109	0.3
329,000	Chevron Corp., 1.365%, 03/02/18	328,984	0.3
258,000	Citizens Bank NA/Providence RI, 1.600%, 12/04/17	257,961	0.2
285,000	Corning, Inc., 1.500%, 05/08/18	284,678	0.3
140,000	eBay, Inc., 2.500%, 03/09/18	140,557	0.1
165,000	Eli Lilly & Co., 1.250%, 03/01/18	164,903	0.1
144,000	Energy Transfer L.P., 2.500%, 06/15/18	144,589	0.1
361,000	Enterprise Products Operating LLC, 1.650%, 05/07/18	360,921	0.3
442,000	JPMorgan Chase & Co., 1.625%, 05/15/18	442,072	0.4
87,000	Kilroy Realty L.P., 4.800%, 07/15/18	88,498	0.1
301,000	Kinder Morgan, Inc./DE, 2.000%, 12/01/17	301,112	0.3
570,000	Kraft Heinz Foods Co., 2.000%, 07/02/18	571,263	0.5
500,000	Lennar Corp., 4.750%, 12/15/17	501,250	0.5
500,000	Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,941	0.5
323,000	Morgan Stanley, 1.875%, 01/05/18	323,338	0.3
316,000	NetApp, Inc., 2.000%, 12/15/17	316,126	0.3
109,000	NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	108,974	0.1
177,000	PACCAR Financial Corp., 1.450%, 03/09/18	177,037	0.2
274,000	PACCAR Financial Corp., 1.750%, 08/14/18	274,667	0.2
318,000	Realty Income Corp., 2.000%, 01/31/18	318,294	0.3
320,000	Regions Bank/Birmingham AL, 2.250%, 09/14/18	321,414	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Corporate Bonds/Notes: (continued)
295,000	Royal Bank of Canada, 1.800%, 07/30/18	$295,718	0.3
285,000	Southern Power Co., 1.500%, 06/01/18	284,838	0.3
264,000	Statoil ASA, 1.250%, 11/09/17	264,015	0.2
181,000	TransCanada PipeLines Ltd., 1.875%, 01/12/18	181,162	0.2
256,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	255,972	0.2
175,000	UnitedHealth Group, Inc., 1.900%, 07/16/18	175,480	0.2
498,000	Visa, Inc., 1.200%, 12/14/17	498,186	0.5
252,000	Welltower, Inc., 2.250%, 03/15/18	252,654	0.2
279,000	Zoetis, Inc., 1.875%, 02/01/18	279,593	0.3
		12,647,562	11.7
	Securities Lending Collateral(7): 1.2%
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $1,000,088, collateralized by various U.S. Government Agency Obligations, 1.830%-4.500%, Market Value plus accrued interest $1,020,000, due 01/01/26-07/15/52)	1,000,000	0.9
313,253	Royal Bank of Scotland PLC, Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $313,280, collateralized by various U.S. Government Securities, 0.488%- 3.500%, Market Value plus accrued interest $319,519, due 10/31/17- 11/15/42)	313,253	0.3
		1,313,253	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Mortgage-Backed Securities: 0.2%
11,076,207 (8)	Freddie Mac Multifamily Structured Pass Through Certificates K702 X1, 1.617%, 02/25/18	$24,376	0.0
4,906,384 (8)	Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.186%, 05/25/18	35,168	0.1
7,343,775 (8)	Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.852%, 09/25/18	92,279	0.1
		151,823	0.2
	U.S. Treasury Obligations: 8.9%
9,640,000	United States Treasury Note, 0.625%, 06/30/18 (Cost $9,597,819)	9,593,311	8.9
	Total Short-Term Investments (Cost $23,692,935)	23,705,949	22.0
	Total Investments in Securities (Cost $108,745,640)	$108,949,964	101.1
	Liabilities in Excess of Other Assets	(1,207,764)	(1.1)
	Net Assets	$107,742,200	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$50,919,428	$—	$50,919,428
Collateralized Mortgage Obligations	—	4,638,051	—	4,638,051
U.S. Government Agency Obligations	—	1,494,719	—	1,494,719
U.S. Treasury Obligations	—	193,207	—	193,207
Asset-Backed Securities	—	17,962,242	250,000	18,212,242
Commercial Mortgage-Backed Securities	—	9,728,351	—	9,728,351
Foreign Government Bonds	—	58,017	—	58,017
Short-Term Investments	—	23,705,949	—	23,705,949
Total Investments, at fair value	$—	$108,699,964	$250,000	$108,949,964
Other Financial Instruments+
Futures	71,544	—	—	71,544
Total Assets	$71,544	$108,699,964	$250,000	$109,021,508
Liabilities Table
Other Financial Instruments+
Futures	$(45,466)	$—	$—	$(45,466)
Total Liabilities	$(45,466)	$—	$—	$(45,466)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At September 30, 2017, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	96	12/29/17	$20,707,428	$(42,339)
U.S. Treasury Long Bond	1	12/19/17	152,812	(3,127)
			$20,860,240	$(45,466)
Short Contracts
U.S. Treasury 10-Year Note	(14)	12/19/17	(1,754,375)	19,987
U.S. Treasury 5-Year Note	(58)	12/29/17	(6,815,000)	51,557
			$(8,569,375)	$71,544

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of September 30, 2017 (Unaudited) (continued)

At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $108,801,993.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$484,883
Gross Unrealized Depreciation	(256,432)
Net Unrealized Appreciation	$228,451

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$71,544
Total Asset Derivatives		$71,544
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$45,466
Total Liability Derivatives		$45,466

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2017 was as follows: Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$8,982
Interest rate contracts	(130,427)
Total	$(121,445)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$16,091
Total	$16,091

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.6%
		Basic Materials: 1.2%
200,000 (1)		Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	$204,500	0.1
150,000 (1)		Aruba Investments, Inc., 8.750%, 02/15/23	154,125	0.1
250,000 (1)		Constellium NV, 6.625%, 03/01/25	256,562	0.1
450,000 (1)		Klabin Finance SA, 4.875%, 09/19/27	447,705	0.2
200,000 (1)		SPCM SA, 4.875%, 09/15/25	207,500	0.1
85,000 (1)		Tronox Finance PLC, 5.750%, 10/01/25	87,338	0.0
250,000 (1)		WR Grace & Co-Conn, 5.625%, 10/01/24	275,625	0.1
1,050,000 (2)		Other Securities	1,120,044	0.5
			2,753,399	1.2
		Communications: 2.3%
150,000 (1)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	157,875	0.1
100,000 (1)		Gray Television, Inc., 5.125%, 10/15/24	100,750	0.0
200,000 (1)		Nexstar Broadcasting, Inc., 5.625%, 08/01/24	207,500	0.1
200,000 (1)		SFR Group SA, 6.250%, 05/15/24	211,950	0.1
250,000 (1)		Salem Media Group, Inc., 6.750%, 06/01/24	261,250	0.1
250,000 (1)		Sirius XM Radio, Inc., 6.000%, 07/15/24	269,687	0.1
100,000 (1)		Telesat Canada / Telesat LLC, 8.875%, 11/15/24	112,875	0.0
250,000 (1)		Univision Communications, Inc., 5.125%, 02/15/25	252,813	0.1
200,000 (1)		Virgin Media Secured Finance PLC, 5.250%, 01/15/26	209,000	0.1
150,000 (1)		Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	159,375	0.1
3,458,000		Other Securities	3,571,800	1.5
			5,514,875	2.3
		Consumer, Cyclical: 1.9%
200,000	(1)(3)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	204,500	0.1
40,000 (1)		Allison Transmission, Inc., 4.750%, 10/01/27	40,350	0.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
55,000 (1)		American Tire Distributors, Inc., 10.250%, 03/01/22	$57,629	0.0
65,000 (1)		Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	68,412	0.0
350,000 (1)		Century Communities, Inc., 5.875%, 07/15/25	352,625	0.1
150,000	(1)(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	156,000	0.1
150,000 (1)		Hot Topic, Inc., 9.250%, 06/15/21	127,312	0.1
150,000 (1)		Michaels Stores, Inc., 5.875%, 12/15/20	153,563	0.1
250,000 (1)		Penn National Gaming, Inc., 5.625%, 01/15/27	260,000	0.1
150,000 (1)		PetSmart, Inc., 7.125%, 03/15/23	117,420	0.1
150,000 (1)		Silversea Cruise Finance Ltd., 7.250%, 02/01/25	161,250	0.1
55,000 (1)		Six Flags Entertainment Corp., 4.875%, 07/31/24	56,100	0.0
110,000 (1)		Six Flags Entertainment Corp., 5.500%, 04/15/27	113,025	0.1
110,000 (1)		Station Casinos LLC, 5.000%, 10/01/25	110,539	0.0
2,369,000 (2)		Other Securities	2,459,662	1.0
			4,438,387	1.9
		Consumer, Non-cyclical: 1.7%
125,000 (1)		Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	128,189	0.0
250,000 (1)		Cott Holdings, Inc., 5.500%, 04/01/25	260,750	0.1
50,000	(1)(5)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	52,625	0.0
150,000 (1)		Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	157,313	0.1
150,000 (1)		Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	155,813	0.1
40,000 (1)		Pilgrim’s Pride Corp., 5.750%, 03/15/25	41,400	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
40,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/27	$41,100	0.0
125,000 (1)	Post Holdings, Inc., 5.000%, 08/15/26	125,078	0.0
150,000 (1)	Post Holdings, Inc., 8.000%, 07/15/25	170,250	0.1
150,000 (1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	132,000	0.1
2,872,000 (2)	Other Securities	2,918,460	1.2
		4,182,978	1.7
	Energy: 1.4%
270,000 (1)	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	279,450	0.1
100,000 (1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	103,875	0.0
275,000 (1)	Delek Logistics Partners L.P., 6.750%, 05/15/25	278,437	0.1
200,000 (1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	201,750	0.1
200,000 (1)	Vermilion Energy, Inc., 5.625%, 03/15/25	201,500	0.1
250,000 (1)	WildHorse Resource Development Corp., 6.875%, 02/01/25	250,313	0.1
2,035,000	Other Securities	2,133,271	0.9
		3,448,596	1.4
	Financial: 3.2%
150,000 (1)	Alliance Data Systems Corp., 5.375%, 08/01/22	155,250	0.1
409,000 (1)	BPCE SA, 4.500%, 03/15/25	425,056	0.2
280,000	Citigroup, Inc., 2.650%, 10/26/20	283,028	0.1
100,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	105,750	0.0
270,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/25	279,788	0.1
461,000	JPMorgan Chase & Co., 4.250%-6.125%, 10/01/27-10/30/65	496,144	0.2
268,000	Morgan Stanley, 4.000%, 07/23/25	282,726	0.1
150,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	151,875	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
350,000 (1)		Turkiye Garanti Bankasi AS, 6.125%, 05/24/27	$351,338	0.1
200,000 (1)		UBS Group Funding Switzerland AG, 2.950%, 09/24/20	203,242	0.1
89,000		Wells Fargo & Co., 5.900%, 12/29/49	97,010	0.0
250,000 (1)		Yapi ve Kredi Bankasi AS, 5.750%, 02/24/22	256,636	0.1
4,396,000 (2)		Other Securities	4,656,555	2.0
			7,744,398	3.2
		Industrial: 1.4%
250,000 (1)		Advanced Disposal Services, Inc., 5.625%, 11/15/24	261,875	0.1
250,000 (1)		Bombardier, Inc., 8.750%, 12/01/21	269,250	0.1
250,000 (1)		Builders FirstSource, Inc., 5.625%, 09/01/24	265,313	0.1
250,000 (1)		BWAY Holding Co., 7.250%, 04/15/25	258,125	0.1
20,000 (1)		Masonite International Corp., 5.625%, 03/15/23	21,031	0.0
20,000	(1)(3)	Multi-Color Corp., 4.875%, 11/01/25	20,300	0.0
150,000 (1)		Multi-Color Corp., 6.125%, 12/01/22	158,100	0.1
250,000 (1)		Novelis Corp., 5.875%, 09/30/26	254,375	0.1
150,000 (1)		Sealed Air Corp., 5.500%, 09/15/25	165,375	0.1
125,000 (1)		Standard Industries, Inc./NJ, 5.000%, 02/15/27	130,625	0.0
150,000 (1)		Standard Industries, Inc./NJ, 6.000%, 10/15/25	164,394	0.1
10,000 (1)		Wrangler Buyer Corp., 6.000%, 10/01/25	10,225	0.0
1,200,000		Other Securities	1,284,846	0.6
			3,263,834	1.4
		Technology: 0.4%
200,000 (1)		CDK Global, Inc., 4.875%, 06/01/27	206,000	0.1
100,000 (1)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	102,250	0.0
150,000 (1)		First Data Corp., 7.000%, 12/01/23	160,545	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
402,000	Other Securities	$418,463	0.2
		887,258	0.4
	Utilities: 0.1%
350,000 (2)	Other Securities	348,000	0.1
	Total Corporate Bonds/Notes (Cost $31,674,599)	32,581,725	13.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 17.0%
705,230	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.370%, 05/25/36	664,762	0.3
202,867	Alternative Loan Trust 2005-10CB 1A1, 1.737%, (1.000*US0001M + 0.500%), 05/25/35	165,685	0.1
809,310	Alternative Loan Trust 2005-10CB 1A2, 1.687%, (1.000*US0001M + 0.450%), 05/25/35	659,139	0.3
839,331	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/35	792,413	0.3
286,784	Alternative Loan Trust 2005-51 3A2A, 2.179%, (1.000*12MTA + 1.290%), 11/20/35	279,433	0.1
93,495	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	89,766	0.0
428,101	Alternative Loan Trust 2005-J2 1A12, 1.637%, (1.000*US0001M + 0.400%), 04/25/35	383,183	0.1
54,914	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	45,693	0.0
990,448	Alternative Loan Trust 2006-18CB A10, 1.637%, (1.000*US0001M + 0.400%), 07/25/36	661,538	0.3
242,300	Alternative Loan Trust 2006-19CB A12, 1.637%, (1.000*US0001M + 0.400%), 08/25/36	171,825	0.1
1,026,086	Alternative Loan Trust 2006-19CB A28, 1.837%, (1.000*US0001M + 0.600%), 08/25/36	763,533	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
733,268	Alternative Loan Trust 2006-HY11 A1, 1.357%, (1.000*US0001M + 0.120%), 06/25/36	$651,239	0.3
253,188	Alternative Loan Trust 2007-2CB 2A1, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	170,321	0.1
503,825	Alternative Loan Trust 2007-HY8C A1, 1.397%, (1.000*US0001M + 0.160%), 09/25/47	489,489	0.2
694,110	Alternative Loan Trust 2007-OA4 A1, 1.407%, (1.000*US0001M + 0.170%), 05/25/47	629,362	0.3
67,842 (1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	67,920	0.0
376,077	Bear Stearns ALT-A Trust 2006-6 31A1, 3.477%, 11/25/36	351,124	0.1
1,049,493	Bear Stearns ALT-A Trust 2006-6 32A1, 3.475%, 11/25/36	904,798	0.4
300,880	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.359%, 01/26/36	266,149	0.1
47,378 (1)	Bellemeade Re Ltd. 2015-1A M2, 5.537%, (1.000*US0001M + 4.300%), 07/25/25	48,533	0.0
255,527	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.543%, 03/25/36	229,347	0.1
136,996	Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.518%, 11/25/36	119,641	0.1
37,744	Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	23,385	0.0
718,639	CSMC Series 2007-2 3A6, 5.400%, 03/25/37	671,760	0.3
901,119	Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 1.537%, (1.000*US0001M + 0.300%), 04/25/37	587,814	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
225,803 (1)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.178%, 06/27/37	$229,653	0.1
1,193,625 (6)	Fannie Mae 2007-18 BS, 5.363%, (-1.000*US0001M + 6.600%), 06/25/35	212,905	0.1
2,517,976 (6)	Fannie Mae 2008-94 SI, 4.263%, (-1.000*US0001M + 5.500%), 04/25/36	524,711	0.2
2,620,410 (6)	Fannie Mae 2009-95 HI, 6.000%, 12/25/38	227,426	0.1
478,204	Fannie Mae 2010-15 FD, 1.977%, (1.000*US0001M + 0.740%), 03/25/40	486,576	0.2
1,186,014	Fannie Mae 2011-47 GF, 1.807%, (1.000*US0001M + 0.570%), 06/25/41	1,199,574	0.5
452,168	Fannie Mae 2012-10 UF, 1.787%, (1.000*US0001M + 0.550%), 02/25/42	455,000	0.2
483,830 (6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 0.000%), 08/25/42	103,886	0.0
1,950,551 (6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/27	184,814	0.1
2,888,518 (6)	Fannie Mae 2015-56 DI, 3.000%, 12/25/32	239,352	0.1
181,530	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.137%, (1.000*US0001M + 4.900%), 11/25/24	205,756	0.1
97,465	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.537%, (1.000*US0001M + 4.300%), 02/25/25	104,483	0.1
1,100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.887%, (1.000*US0001M + 3.650%), 09/25/29	1,165,098	0.5
255,380 (6)	Fannie Mae REMIC Trust 2000-26 SP, 7.263%, (-1.000*US0001M + 8.500%), 08/25/30	52,980	0.0
400,907 (6)	Fannie Mae REMIC Trust 2002-13 SR, 5.363%, (-1.000*US0001M + 6.600%), 03/25/32	61,214	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
198,288 (6)	Fannie Mae REMIC Trust 2004-64 SW, 5.813%, (-1.000*US0001M + 7.050%), 08/25/34	$36,772	0.0
140,430 (6)	Fannie Mae REMIC Trust 2004-66 SE, 5.263%, (-1.000*US0001M + 6.500%), 09/25/34	23,365	0.0
440,030 (6)	Fannie Mae REMIC Trust 2008-47 PS, 5.263%, (-1.000*US0001M + 6.500%), 06/25/38	15,563	0.0
798,165 (6)	Fannie Mae REMIC Trust 2009-25 SN, 5.313%, (-1.000*US0001M + 6.550%), 04/25/39	146,912	0.1
417,434 (6)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/41	46,373	0.0
33,003,558 (6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/42	70,786	0.0
1,457,348 (6)	Fannie Mae REMIC Trust 2013-116 SC, 4.963%, (-1.000*US0001M + 6.200%), 04/25/33	206,901	0.1
2,681,913 (6)	Freddie Mac 2009-70 PS, 5.513%, (-1.000*US0001M + 6.750%), 01/25/37	534,051	0.2
454,587 (6)	Freddie Mac 2524 SH, 6.266%, (-1.000*US0001M + 7.500%), 11/15/32	45,299	0.0
684,107 (6)	Freddie Mac 2525 SM, 6.766%, (-1.000*US0001M + 8.000%), 02/15/32	144,168	0.1
681,912 (6)	Freddie Mac 2981 CS, 5.486%, (-1.000*US0001M + 6.720%), 05/15/35	106,261	0.1
236,955 (6)	Freddie Mac 2989 HS, 5.916%, (-1.000*US0001M + 7.150%), 08/15/34	97,680	0.0
371,073 (6)	Freddie Mac 3018 SM, 5.966%, (-1.000*US0001M + 7.200%), 08/15/35	78,028	0.0
631,736 (6)	Freddie Mac 324 144, 5.924%, 06/15/39	132,842	0.1
1,306,438 (6)	Freddie Mac 3523 SA, 4.766%, (-1.000*US0001M + 6.000%), 09/15/36	202,937	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,126,367 (6)	Freddie Mac 3582 MS, 4.916%, (-1.000*US0001M + 6.150%), 10/15/39	$178,103	0.1
1,726,039 (6)	Freddie Mac 3688 BI, 5.000%, 07/15/40	340,234	0.1
6,671,165 (6)	Freddie Mac 4186 IA, 3.000%, 03/15/33	880,905	0.4
290,377 (6)	Freddie Mac 4333 AI, 5.500%, 02/15/44	53,377	0.0
244,898 (6)	Freddie Mac REMIC Trust 2266 S, 7.316%, (-1.000*US0001M + 8.550%), 11/15/30	45,684	0.0
319,860 (6)	Freddie Mac REMIC Trust 2374 S, 6.866%, (-1.000*US0001M + 8.100%), 06/15/31	68,629	0.0
182,249 (6)	Freddie Mac REMIC Trust 2417 SY, 7.166%, (-1.000*US0001M + 8.400%), 12/15/31	41,120	0.0
395,397 (6)	Freddie Mac REMIC Trust 2577 SA, 6.216%, (-1.000*US0001M + 7.450%), 02/15/33	80,943	0.0
26,465	Freddie Mac REMIC Trust 2973 SB, 13.807%, (-3.667*US0001M + 18.333%), 05/15/35	29,450	0.0
102,751 (6)	Freddie Mac REMIC Trust 2981 SU, 6.566%, (-1.000*US0001M + 7.800%), 05/15/30	20,370	0.0
133,710 (6)	Freddie Mac REMIC Trust 2993 PS, 5.466%, (-1.000*US0001M + 6.700%), 05/15/35	4,264	0.0
58,493	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/35	70,717	0.0
1,084,000 (6)	Freddie Mac REMIC Trust 3049 PI, 5.416%, (-1.000*US0001M + 6.650%), 10/15/35	197,665	0.1
71,129	Freddie Mac REMIC Trust 3085 SK, 51.133%, (-12.000*US0001M + 66.000%), 12/15/35	214,717	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
119,696	(7)(8)	Freddie Mac REMIC Trust 3151 PO, 05/15/36	$105,505	0.1
426,667 (6)		Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/39	35,334	0.0
326,321 (6)		Freddie Mac REMIC Trust 3624 TS, 3.566%, (-1.000*US0001M + 4.800%), 01/15/40	38,292	0.0
601,878 (6)		Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/32	107,890	0.1
1,884,219 (6)		Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/41	347,536	0.2
1,213,915		Freddie Mac REMICS 2921 PF, 1.584%, (1.000*US0001M + 0.350%), 01/15/35	1,210,057	0.5
2,405,642 (6)		Freddie Mac Strips Series 224 IO, 6.000%, 03/01/33	566,333	0.2
1,270,245 (6)		Freddie Mac Strips Series 237 S23, 5.866%, (-1.000*US0001M + 7.100%), 05/15/36	247,998	0.1
1,637,568 (6)		Freddie Mac Strips Series 260 33, 4.000%, 05/15/39	271,900	0.1
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.937%, (1.000*US0001M + 4.700%), 03/25/28	565,054	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.687%, (1.000*US0001M + 3.450%), 10/25/29	635,234	0.3
369,716 (6)		Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/39	70,843	0.0
821,368 (6)		Ginnie Mae Series 2008-40 SA, 5.166%, (-1.000*US0001M + 6.400%), 05/16/38	152,513	0.1
1,515,181 (6)		Ginnie Mae Series 2009-116 SJ, 5.246%, (-1.000*US0001M + 6.480%), 12/16/39	252,078	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,374,881 (6)	Ginnie Mae Series 2010-4 SL, 5.166%, (-1.000*US0001M + 6.400%), 01/16/40	$259,345	0.1
497,525 (6)	Ginnie Mae Series 2010-98 QS, 5.364%, (-1.000*US0001M + 6.600%), 01/20/40	64,923	0.0
3,788,838 (6)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/37	85,888	0.0
78,836 (6)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/41	12,682	0.0
678,922 (6)	Ginnie Mae Series 2013-103 DS, 4.914%, (-1.000*US0001M + 6.150%), 07/20/43	112,051	0.1
251,265 (6)	Ginnie Mae Series 2013-134 DS, 4.864%, (-1.000*US0001M + 6.100%), 09/20/43	40,564	0.0
554,389 (6)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/43	95,351	0.1
8,788,679 (6)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/34	68,971	0.0
449,200 (6)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/44	78,723	0.0
31,724 (6)	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/39	597	0.0
1,392,007 (6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/44	227,969	0.1
691,182	HarborView Mortgage Loan Trust 2006-14 2A1A, 1.387%, (1.000*US0001M + 0.150%), 01/25/47	630,928	0.3
868,793	HarborView Mortgage Loan Trust 2007-5 A1A, 1.421%, (1.000*US0001M + 0.190%), 09/19/37	813,079	0.3
5,184	HomeBanc Mortgage Trust 2004-1 2A, 2.097%, (1.000*US0001M + 0.860%), 08/25/29	4,985	0.0
71,215	HomeBanc Mortgage Trust 2005-3 A2, 1.547%, (1.000*US0001M + 0.310%), 07/25/35	71,275	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
116,293	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.447%, (1.000*US0001M + 0.210%), 04/25/46	$106,424	0.1
125,088	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	106,420	0.1
355,373	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	322,708	0.1
749,172	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	647,522	0.3
88,209	Lehman XS Trust Series 2005-5N 1A2, 1.597%, (1.000*US0001M + 0.360%), 11/25/35	78,792	0.0
1,548,151	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.387%, (1.000*US0001M + 0.150%), 08/25/36	833,063	0.4
174,910	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.517%, 10/25/36	162,039	0.1
573,511	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.278%, 09/25/35	588,814	0.2
187,420	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.232%, 09/25/36	178,444	0.1
32,097	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.039%, 10/25/36	31,356	0.0
220,714	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.754%, 11/25/36	212,079	0.1
848,226	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.754%, 11/25/36	815,043	0.3
102,943	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.859%, 12/25/36	100,422	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
120,706	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.215%, 08/25/46	$114,616	0.1
199,547	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.072%, 12/25/36	190,268	0.1
20,785	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.798%, 04/25/37	18,545	0.0
108,723	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.029%, 07/25/37	91,198	0.0
1,101,061	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.137%, (1.000*US0001M + 0.900%), 11/25/35	890,652	0.4
202,608	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	182,926	0.1
272,440	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	260,402	0.1
1,255,453	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.837%, (1.000*US0001M + 0.600%), 07/25/36	750,266	0.3
1,286,884	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.849%, (1.000*12MTA + 0.960%), 08/25/46	948,259	0.4
82,067	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.667%, (1.000*US0001M + 0.430%), 06/25/37	65,335	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
769,322	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	$776,565	0.3
989,998	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/36	999,317	0.4
1,193,750	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 3.753%, 09/25/36	1,195,567	0.5
740,078	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.479%, 10/25/36	724,562	0.3
51,597	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.190%, 03/25/36	49,869	0.0
138,865	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.332%, 05/25/36	134,141	0.1
147,584	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 3.332%, 05/25/36	142,563	0.1
717,145	Wells Fargo Mortgage Backed Securities 2007-3 AE, 1.462%, 04/25/37	626,261	0.3
468,038	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 3.346%, 12/28/37	454,422	0.2
1,144,117	Other Securities	1,058,598	0.5
	Total Collateralized Mortgage Obligations (Cost $37,967,944)	40,486,752	17.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(9): 0.0%
	Federal National Mortgage Association: 0.0%
10,566	5.500%, 10/01/39	11,798	0.0
	Total U.S. Government Agency Obligations (Cost $11,463)	11,798	0.0
BANK LOANS: 13.9%
	Aerospace & Defense: 0.1%
150,000	MacDonald, Dettwiler and Associates Ltd. Term Loan B, 4.084%, (US0003M + 2.750%), 07/06/24	150,254	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Aerospace & Defense (continued)
100,000	TransDigm, Inc. 2017 Term Loan G, 4.257%, (US0003M + 3.000%), 08/15/24	$100,292	0.0
		250,546	0.1
	Auto Components: 0.1%
149,250	BROADSTREET PARTNERS INC TERM LOAN, 5.485%, (US0003M + 4.250%), 10/27/23	151,256	0.1
	Automotive: 0.4%
150,000	Bright Bidco B.V. Term Loan B, 5.816%, (US0003M + 4.500%), 02/27/24	151,594	0.1
245,603	Dynacast International LLC - Term Loan B, 4.583%, (US0003M + 3.250%), 01/30/22	247,291	0.1
245,542	NN, Inc. 2016 Term Loan B, 5.485%, (US0003M + 4.250%), 09/21/22	246,002	0.1
150,000	Superior Industries International, Inc. 1st Lien Term Loan B, 5.736%, (US0003M + 4.500%), 03/22/24	148,500	0.1
150,000	Truck Hero, Inc. 1st Lien Term Loan, 5.326%, (US0003M + 4.000%), 04/21/24	149,850	0.0
		943,237	0.4
	Building & Development: 0.6%
149,070	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/24/24	150,203	0.1
149,625	Clark Equipment Company 2017 Term Loan B, 4.083%, (US0003M + 2.750%), 05/11/24	150,669	0.1
148,875	Forterra Finance, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/25/23	126,482	0.0
150,000	HD Supply Waterworks, Ltd. 2017 Term Loan B, 0.038%, (US0003M + 3.500%), 07/12/24	150,788	0.1
150,000	Installed Building Products, Inc. Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/24	150,750	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
196,165	Ventia Service (fka Leighton), Upsized Term Loan B, 4.833%, (US0003M + 3.500%), 05/21/22	$197,636	0.1
150,000	Werner Co. 2017 Term Loan, 5.235%, (US0003M + 4.000%), 06/23/24	150,610	0.1
149,250	Wilsonart LLC 2017 Term Loan B, 4.590%, (US0003M + 3.250%), 12/19/23	149,903	0.0
148,131	Zekelman Industries, Inc. Term Loan B, 4.073%, (US0003M + 2.750%), 06/14/21	148,871	0.0
		1,375,912	0.6
	Business Equipment & Services: 1.6%
149,625	AlixPartners, LLP 2017 Term Loan B, 4.333%, (US0003M + 3.000%), 04/29/24	150,280	0.1
265,000	Misys Europe SA, Almonde, Inc. USD 1st Lien Term Loan, 4.817%, (US0003M + 3.500%), 04/27/24	266,408	0.1
149,063	Array Canada Inc. Term Loan B, 6.333%, (US0003M + 5.000%), 01/02/23	149,249	0.0
150,000	Alpine Fin Merger Sub LLC, Ascend Learning, LLC 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 07/05/22	150,937	0.1
150,000	ASP MCS Acquisition Corp. Term Loan B, 6.056%, (US0003M + 4.750%), 05/12/24	153,000	0.1
148,877	Camelot UK Holdco Limited 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 10/03/23	149,610	0.0
150,000	Colorado Buyer Inc Term Loan B, 4.310%, (US0003M + 3.000%), 03/28/24	150,787	0.1
148,875	DTI Holdco, Inc. 2016 Term Loan B, 6.561%, (US0003M + 5.250%), 09/21/23	143,230	0.0
148,808	EIG Investors Corp. 2017 Term Loan, 5.318%, (US0003M + 4.000%), 02/09/23	150,467	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
150,000	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 4.833%, (US0003M + 3.500%), 06/01/24	$151,375	0.1
149,625	EVO PAYMENTS INTERNATIONAL TERM LOAN B, 6.240%, (US0003M + 5.000%), 11/15/23	151,659	0.1
128,148	Garda World Security Corporation 2017 Term Loan, 5.315%, (US0003M + 3.000%), 04/05/24	129,470	0.0
150,000	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.583%, (US0003M + 4.250%), 06/20/23	151,848	0.1
245,644	KUEHG Corp.. 2017 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 08/13/22	246,074	0.1
242,247	Learning Care Group (US) No. 2 Inc. - New Term Loan, 5.281%, (US0003M + 4.000%), 05/05/21	245,729	0.1
100,000	Neustar Inc, Aerial Merger Sub, Inc. 2nd Lien Term Loan, 9.312%, (US0003M + 8.000%), 02/24/25	101,688	0.0
150,000	Neustar Inc, Aerial Merger Sub, Inc. Term Loan B2, 5.062%, (US0003M + 3.750%), 02/28/24	151,312	0.1
150,000	Peak 10, Inc. 2017 1st Lien Term Loan, 4.811%, (US0003M + 4.000%), 07/18/24	150,359	0.1
137,225	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 6.500%, (US0003M + 5.250%), 05/31/19	138,597	0.0
246,875	Solera Holdings, Inc. USD Term Loan B, 4.485%, (US0003M + 3.250%), 02/10/23	248,018	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
150,000	Staples, Inc. 2017 Term Loan B, 5.334%, (US0003M + 4.000%), 08/06/24	$149,438	0.0
150,000	SurveyMonkey Inc. 2017 Term Loan, 5.840%, (US0003M + 4.500%), 04/13/24	151,687	0.1
150,000	Switch, Ltd. Term Loan B, 3.985%, (US0003M + 2.750%), 06/20/24	151,350	0.1
		3,782,572	1.6
	Cable & Satellite Television: 0.5%
149,625	Radiate Holdco, LLC 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 12/02/23	147,825	0.0
170,000	Telenet Financing USD LLC USD Term Loan AI, 3.984%, (US0003M + 2.750%), 03/31/25	170,685	0.1
148,877	Telesat Canada Term Loan B4, 4.240%, (US0003M + 3.000%), 11/17/23	150,326	0.1
150,000	UPC Financing Partnership USD Term Loan AP, 3.984%, (US0003M + 2.750%), 04/15/25	150,710	0.1
150,000	Virgin Media Investment Holdings Limited USD Term Loan I, 3.984%, (US0003M + 2.750%), 01/31/25	150,738	0.1
148,457	WaveDivision Holdings, LLC Term Loan B, 4.030%, (US0003M + 2.750%), 10/15/19	148,753	0.0
248,125	WideOpenWest Finance LLC 2017 Term Loan B, 4.484%, (US0003M + 3.250%), 08/18/23	248,258	0.1
		1,167,295	0.5
	Chemicals & Plastics: 1.0%
84,907	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 4.567%, (US0003M + 3.250%), 05/31/23	85,225	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
63,968	Allnex USA, Inc. USD Term Loan B3, 4.567%, (US0003M + 3.250%), 05/31/23	$64,208	0.0
150,000	Alpha 3 B.V. 2017 Term Loan B1, 4.333%, (US0003M + 3.000%), 01/24/24	150,781	0.1
174,563	Avantor Performance Materials Holdings, LLC 2017 1st Lien Term Loan, 5.240%, (US0003M + 4.000%), 03/10/24	174,366	0.1
150,000	Avantor, Inc. 2017 1st Lien Term Loan, 5.334%, (US0003M + 4.000%), 09/07/24	150,469	0.1
150,000	Diamond (BC) B.V. USD Term Loan, 4.316%, (US0003M + 3.000%), 07/12/24	149,877	0.1
242,651	Emerald Performance Materials, LLC - New 1st Lien Term Loan, 4.735%, (US0001M + 3.500%), 08/01/21	244,319	0.1
110,514	HUNTSMAN INTL LLC TERM LOAN B, 4.235%, (US0003M + 3.000%), 11/03/23	111,274	0.0
122,060	Ineos Styrolution Group GmbH USD 2017 1st Lien Term Loan, 4.083%, (US0003M + 2.750%), 03/07/24	122,441	0.0
245,623	Ineos US Finance LLC 2022 USD Term Loan, 3.985%, (US0003M + 2.750%), 03/31/22	247,266	0.1
150,000	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 5.583%, (US0003M + 4.250%), 06/13/24	150,594	0.1
146,727	KMG Chemicals Inc. Term Loan B, 5.485%, (US0003M + 4.250%), 04/23/24	149,295	0.1
101,721	Kraton Polymers, LLC 2017 USD Term Loan, 4.235%, (US0003M + 3.000%), 01/06/22	103,076	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
45,349	Tronox Blocked Borrower LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	$45,572	0.0
104,651	Tronox Finance LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	105,166	0.0
115,999	Tronox Pigments (Netherlands) BV, Term Loan, 4.796%, (US0003M + 3.500%), 03/19/20	116,446	0.0
150,000	Venator Materials Corporation Term Loan B, 4.312%, (US0003M + 3.000%), 06/20/24	150,844	0.1
		2,321,219	1.0
	Clothing/Textiles: 0.1%
245,592	Varsity Brands, Inc. - 1st Lien Term Loan, 4.732%, (US0003M + 3.500%), 12/03/21	247,302	0.1
	Conglomerates: 0.1%
148,875	WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.817%, (US0003M + 5.500%), 07/13/23	150,661	0.1
	Containers & Glass Products: 0.9%
150,000	Albea Beauty Holdings S.A USD 1st Lien Term Loan, 5.164%, (US0003M + 3.750%), 03/09/24	150,094	0.0
245,693	Berlin Packaging LLC 2017 Term Loan B, 4.527%, (US0003M + 3.250%), 10/01/21	247,271	0.1
150,000	BWAY Holding Company 2017 Term Loan B, 4.481%, (US0003M + 3.250%), 04/03/24	150,469	0.1
150,000	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.735%, (US0003M + 3.500%), 05/09/24	151,148	0.1
149,625	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.299%, (US0003M + 3.000%), 12/13/23	149,849	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
149,250	Milacron LLC Amended Term Loan B, 4.235%, (US0003M + 3.000%), 09/28/23	$150,152	0.1
238,424	SIG Combibloc Group AG, 4.235%, (US0001M + 3.000%), 03/13/22	239,630	0.1
149,250	PROAMPAC PG BORROWER LLC FIRST LIEN TERM LOAN, 5.283%, (US0003M + 4.000%), 11/18/23	150,999	0.1
248,128	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.235%, (US0003M + 3.000%), 02/05/23	249,416	0.1
245,614	Tekni-Plex, Inc. - 2015 USD Term Loan B, 4.811%, (US0003M + 3.500%), 06/01/22	245,972	0.1
135,682	TRICORBRAUN HLDGS INC FIRST LIEN TERM LOAN, 5.083%, (US0003M + 3.750%), 11/30/23	136,800	0.1
13,636	TricorBraun Holdings, Inc. First Lien Delayed Draw Term Loan, 3.750%, (US0003M + 3.750%), 11/30/23	13,749	0.0
		2,035,549	0.9
	Diversified: 0.1%
246,875	First Eagle Holdings, Inc. Term Loan B, 4.833%, (US0003M + 3.500%), 12/01/22	249,591	0.1
	Drugs: 0.0%
59,850	Horizon Pharma, Inc. 2017 Term Loan B, 5.000%, (US0003M + 3.750%), 03/15/24	60,411	0.0
	Ecological Services & Equipment: 0.1%
127,183	ADS Waste Holdings Inc Term Loan, 3.947%, (US0003M + 2.750%), 11/10/23	128,236	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical: 1.4%
149,625	Aptean, Inc. 2017 1st Lien Term Loan, 5.590%, (US0003M + 4.250%), 12/20/22	$151,140	0.1
223,341	Compuware Corporation Term Loan B3, 5.490%, (US0003M + 4.250%), 12/15/21	225,993	0.1
242,813	Epicor Software Corporation 1st Lien Term Loan, 4.990%, (US0003M + 3.750%), 05/08/22	243,788	0.1
148,482	Eze Castle Software Inc. 2017 1st Lien Term Loan, 4.333%, (US0003M + 3.000%), 04/06/20	149,224	0.0
149,250	Greeneden U.S. Holdings II, LLC USD 2017 Term Loan B2, 5.007%, (US0003M + 3.750%), 12/01/23	150,263	0.1
150,000	Hyland Software, Inc. 2017 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 07/01/22	151,606	0.1
169,150	Kronos Incorporated 2017 Term Loan B, 4.811%, (US0003M + 3.500%), 11/01/23	170,297	0.1
20,637	MA FinanceCo., LLC USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/18/24	20,668	0.0
150,000	McAfee, LLC 2017 Term Loan B, 5.834%, (US0003M + 4.000%), 09/21/24	150,881	0.1
150,000	MH Sub I, LLC 2017 1st Lien Term Loan, 4.820%, (US0003M + 3.500%), 08/15/24	149,397	0.0
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 4.334%, (US0003M + 7.500%), 08/15/25	149,719	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
144,984	Optiv Security, Inc. 1st Lien Term Loan, 4.563%, (US0003M + 3.250%), 01/19/24	$136,708	0.0
150,000	Optiv Security, Inc. 2nd Lien Term Loan, 8.563%, (US0003M + 7.250%), 02/01/25	138,500	0.1
121,496	QUEST SOFTWARE US HLDGS INC FIRST LIEN, 7.235%, (US0003M + 6.000%), 09/23/22	123,268	0.0
149,625	Rackspace Hosting, Inc. 2017 1st Lien Term Loan, 4.311%, (US0003M + 3.000%), 11/03/23	149,652	0.1
149,250	RP CROWN PARENT LLC TERM LOAN B, 4.738%, (US0003M + 3.500%), 09/22/23	150,245	0.1
139,363	Seattle Spinco, Inc. USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/30/24	139,575	0.0
247,506	SolarWinds Holdings, Inc. 2017 Term Loan, 4.735%, (US0003M + 3.500%), 02/05/23	248,718	0.1
146,273	Avast Software B.V. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 09/30/23	147,135	0.0
150,000	TTM Technologies, Inc. 2017 Term Loan, 3.834%, (US0003M + 3.250%), 09/14/24	150,656	0.1
123,148	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.833%, (US0003M + 4.500%), 01/27/23	124,138	0.0
149,250	Tessera Hldg Corp Term Loan B, 4.485%, (US0003M + 3.250%), 11/03/23	150,525	0.1
		3,372,096	1.4
	Equipment Leasing: 0.1%
150,000	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 5.522%, (US0003M + 4.250%), 06/06/24	150,886	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries: 0.2%
140,000	Blucora, Inc. Term Loan B, 5.073%, (US0003M + 3.750%), 04/19/24	$140,642	0.0
150,000	FinCo I LLC 2017 Term Loan B, 2.750%, (US0003M + 2.750%), 06/02/22	151,631	0.1
150,000	Focus Financial Partners, LLC 1st Lien Term Loan, 4.549%, (US0003M + 3.250%), 05/22/24	151,444	0.1
		443,717	0.2
	Food Products: 0.3%
150,000	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.312%, (US0003M + 4.000%), 06/21/24	151,312	0.1
69,644	Atrium Innovations Inc. USD Term Loan, 4.833%, (US0003M + 3.500%), 02/13/21	69,934	0.0
245,547	Del Monte Foods, Inc. 1st Lien Term Loan, 4.575%, (US0003M + 3.250%), 02/18/21	212,322	0.1
150,000	Nomad Foods Europe Midco Limited USD Term Loan B, 3.984%, (US0003M + 2.750%), 04/18/24	151,078	0.0
150,000	NPC International, Inc. 1st Lien Term Loan, 4.738%, (US0003M + 3.500%), 03/17/24	151,156	0.1
		735,802	0.3
	Food Service: 0.1%
148,500	US Foods, Inc. 2016 Term Loan B, 3.985%, (US0003M + 2.750%), 06/13/23	149,605	0.0
208,974	Manitowoc Foodservice, Inc. Term Loan B, 3.985%, (US0003M + 3.000%), 04/02/23	210,607	0.1
		360,212	0.1
	Food/Drug Retailers: 0.2%
149,250	Moran Foods LLC Term Loan, 7.235%, (US0003M + 6.000%), 11/29/23	136,750	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
150,000	Natures Bounty Co. (The) New 2017 Term Loan, 4.834%, (US0003M + 3.500%), 08/11/24	$148,860	0.1
56,109	Supervalu Inc. 2017 Delayed Draw Term Loan, 4.735%, (US0003M + 3.500%), 06/08/24	53,953	0.0
93,516	Supervalu Inc. 2017 Term Loan B, 4.734%, (US0003M + 3.500%), 06/08/24	89,921	0.1
		429,484	0.2
	Forest Products: 0.1%
247,500	Blount International, Inc., Term Loan B USD, 6.242%, (US0003M + 5.000%), 04/12/23	250,130	0.1
	Health Care: 1.3%
149,239	ADMI Corp. - 2015 Term Loan B, 5.065%, (US0003M + 3.750%), 04/30/22	150,762	0.1
148,500	Air Medical Group Holdings, Inc. Term Loan B1, 4.000%, (US0003M + 4.000%), 04/28/22	148,203	0.0
147,516	Air Methods Corporation 2017 Term Loan B, 4.833%, (US0003M + 3.500%), 04/21/24	145,833	0.0
148,500	ATI Physical Therapy, First Lien Term Loan, 4.801%, (US0003M + 3.500%), 04/21/23	150,263	0.1
150,000	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 4.828%, (US0003M + 3.250%), 05/31/24	151,125	0.1
148,877	ExamWorks Group, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 07/23/23	149,993	0.1
150,000	Greenway Health, LLC 2017 1st Lien Term Loan, 5.580%, (US0003M + 4.250%), 02/14/24	150,625	0.1
150,000	Kinetic Concepts, Inc. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 01/25/24	149,578	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
136,383	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.333%, (US0003M + 3.000%), 06/07/23	$137,520	0.0
148,500	Precyse Acquisition Corp., First Lien Term Loan, 5.735%, (US0003M + 4.500%), 09/30/22	149,405	0.0
156,656	NVA Holdings, Inc. USD 1st Lien Term Loan B2, 4.833%, (US0003M + 3.500%), 08/14/21	158,100	0.1
150,000	Parexel International Corporation Term Loan B, 4.334%, (US0003M + 3.250%), 08/07/24	151,238	0.1
148,500	Prospect Medical Holdings, Inc. Term Loan, 7.500%, (US0003M + 6.000%), 06/01/22	151,006	0.1
159,600	Select Medical Corporation 2017 Term Loan B, 4.810%, (US0003M + 3.500%), 01/26/24	161,320	0.1
164,588	Sterigenics-Nordion Holdings, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/22	164,793	0.1
149,625	Team Health Holdings, Inc. 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 01/17/24	147,568	0.0
150,000	Tecomet Inc. 2017 Term Loan B, 5.061%, (US0003M + 3.750%), 04/13/24	150,813	0.1
150,000	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 06/07/24	149,250	0.0
246,250	U.S. Renal Care, Inc. - 2015 Term Loan B, 5.583%, (US0003M + 4.250%), 11/06/22	239,324	0.1
215,061	Vizient, Inc. 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 02/13/23	217,817	0.1
		3,174,536	1.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Home Furnishings: 0.1%
148,877	Apollo Security Services Borrower, LLC 2016 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 05/02/22	$150,215	0.1
89,121	Serta Simmons Bedding, LLC 1st Lien Term Loan, 4.802%, (US0003M + 3.500%), 10/20/23	86,707	0.0
		236,922	0.1
	Industrial Equipment: 0.5%
142,041	Columbus McKinnon Corporation Term Loan B, 4.333%, (US0003M + 3.000%), 01/13/24	142,971	0.1
245,547	EWT Holdings III Corp. - 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 01/15/21	249,077	0.1
245,676	Filtration Group Corporation 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 11/21/20	247,800	0.1
148,875	Global Brass & Copper, Inc. 2016 Term Loan B, 4.500%, (US0003M + 3.250%), 06/15/23	150,178	0.1
180,253	Kenan Advantage Group, Inc. 2015 Term Loan, 4.235%, (US0003M + 3.000%), 07/31/22	180,497	0.1
54,815	Kenan Advantage Group, Inc. CAD Term Loan B, 4.235%, (US0003M + 3.000%), 07/31/22	54,890	0.0
120,959	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.239%, (US0003M + 4.000%), 11/30/23	121,866	0.0
		1,147,279	0.5
	Insurance: 0.8%
199,500	Acrisure, LLC 2016 Term Loan B, 6.272%, (US0003M + 5.000%), 10/28/23	202,118	0.1
245,616	Alliant Holdings I, Inc. 2015 Term Loan B, 4.564%, (US0003M + 3.250%), 07/15/22	246,906	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
150,000	Applied Systems, Inc. 2017 1st Lien Term Loan, 4.584%, (US0003M + 3.250%), 09/06/24	$151,625	0.1
246,379	AssuredPartners, Inc. 2017 Term Loan, 4.585%, (US0003M + 3.350%), 10/21/22	247,083	0.1
150,000	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/29/24	149,891	0.0
148,750	CH Hold Corp. 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 01/18/24	149,896	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 7.985%, (US0003M + 6.750%), 03/29/25	154,875	0.1
245,558	Hub International Limited Term Loan B, 4.312%, (US0003M + 3.000%), 10/02/20	247,385	0.1
149,250	NFP Corp. Term Loan B, 4.735%, (US0003M + 3.500%), 01/06/24	150,503	0.1
150,000	USI, Inc. 2017 Term Loan B, 4.314%, (US0003M + 3.000%), 03/30/24	149,547	0.0
148,875	VF Holding Corp Reprice Term Loan, 4.485%, (US0003M + 3.250%), 06/30/23	149,599	0.0
		1,999,428	0.8
	Leisure Good/Activities/Movies: 0.5%
150,000	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.584%, (US0003M + 3.250%), 08/15/24	149,317	0.1
149,625	Equinox Holdings, Inc. 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 03/03/24	150,467	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
172,948	Fitness International, LLC., Upsized Term Loan B, 7.500%, (PRIME + 3.250%), 07/01/20	$174,732	0.1
245,633	LTF Merger Sub, Inc. 2017 Term Loan B, 4.317%, (US0003M + 3.000%), 06/10/22	246,758	0.1
245,570	NEP/NCP Holdco, Inc. Incremental Term Loan, 4.485%, (US0003M + 3.250%), 07/21/22	249,253	0.1
142,105	SRAM, LLC 2017 Incremental Term Loan, 4.578%, (US0003M + 3.250%), 09/18/24	142,638	0.0
142,000	Winnebago Industries, Inc. Term Loan, 5.792%, (US0003M + 4.500%), 10/28/23	143,509	0.0
		1,256,674	0.5
	Lodging & Casinos: 0.5%
245,614	Amaya Holdings B.V. Repriced Term Loan B, 4.833%, (US0003M + 3.500%), 08/01/21	246,774	0.1
147,912	American Casino ENTMT PPTYS Term Loan, 6.500%, (PRIME + 2.250%), 07/07/22	148,467	0.0
150,000	Belmond Interfin Ltd. USD 2017 Term Loan B, 3.985%, (US0003M + 2.750%), 06/21/24	150,375	0.1
149,625	Caesars Growth Properties Holdings, LLC 2017 Term Loan, 4.333%, (US0003M + 3.000%), 05/08/21	149,915	0.1
150,000	Everi Payments Inc. Term Loan B, 5.735%, (US0003M + 4.500%), 05/01/24	151,500	0.1
150,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.334%, (US0003M + 3.000%), 08/15/24	149,812	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
199,500	Scientific Games International, Inc. 2017 Term Loan B4, 4.514%, (US0003M + 3.250%), 08/14/24	$200,092	0.1
		1,196,935	0.5
	Oil & Gas: 0.2%
16,518	BCP Renaissance Parent LLC 2017 Term Loan B, 5.334%, (US0003M + 4.500%), 09/19/24	16,712	0.0
246,268	Southcross Energy Partners, L.P., Term Loan, 5.583%, (US0003M + 4.250%), 08/04/21	217,947	0.1
150,000	Summit Midstream Partners Holdings, LLC Term Loan B, 7.235%, (US0003M + 6.000%), 03/06/22	152,250	0.1
150,000	Traverse Midstream Partners LLC 2017 Term Loan, 5.334%, (US0003M + 4.000%), 06/30/18	152,063	0.0
		538,972	0.2
	Publishing: 0.0%
1,653	McGraw Hill Global Education, Term Loan B, 5.235%, (US0003M + 4.000%), 05/04/22	1,626	0.0
	Radio & Television: 0.3%
135,099	CBS Radio Inc. Term Loan B, 4.737%, (US0003M + 3.500%), 10/06/23	136,239	0.0
144,375	Entercom Radio, LLC 2016 Term Loan, 3.500%, (US0003M + 3.500%), 11/01/23	144,916	0.1
149,250	LEARFIELD COMMUNICATIONS INC. 2016 1ST LIEN TERM LOAN, 4.490%, (US0003M + 3.250%), 11/17/23	150,463	0.1
88,125	Lions Gate Entertainment Corp. 2016 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 10/12/23	88,808	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
267,828	Univision Communications Inc. Term Loan C5, 3.985%, (US0003M + 2.750%), 03/15/24	$265,758	0.1
		786,184	0.3
	Retailers (Except Food & Drug): 0.4%
174,563	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.982%, (US0003M + 3.750%), 01/26/24	167,716	0.1
124,063	Jo-Ann Stores, Inc. 2016 Term Loan, 6.391%, (US0003M + 5.000%), 09/27/23	118,945	0.0
148,875	Leslies Poolmart, Inc., Term Loan B, 5.061%, (US0003M + 3.750%), 07/27/23	149,352	0.0
231,019	Men’s Wearhouse, Inc. (The) - Term Loan B, 4.770%, (US0003M + 3.500%), 06/18/21	224,881	0.1
149,229	National Vision, Inc. 1st Lien Term Loan, 4.235%, (US0001M + 3.000%), 03/12/21	149,672	0.1
246,250	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.311%, (US0003M + 3.000%), 01/09/23	204,388	0.1
		1,014,954	0.4
	Surface Transport: 0.2%
149,625	AI Mistral Holdco Limited 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 01/27/24	148,222	0.0
149,241	Navistar International Corp. Term Loan B, 5.240%, (US0003M + 4.000%), 08/07/20	150,577	0.1
200,252	OSG Bulk Ships, Inc - OBS Term Loan, 5.570%, (US0003M + 4.250%), 08/05/19	191,116	0.1
		489,915	0.2
	Telecommunications: 0.7%
239,167	Asurion LLC 2017 Term Loan B4, 3.985%, (US0003M + 2.750%), 08/04/22	240,213	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
148,875	Consolidated Communications, Inc. 2016 Term Loan B, 4.240%, (US0003M + 3.000%), 09/30/23	$145,600	0.0
150,000	Global Tel*Link Corporation 1st Lien Term Loan, 5.333%, (US0003M + 4.000%), 05/23/20	151,289	0.1
148,837	LTS Buyer LLC 1st Lien Term Loan, 4.546%, (US0003M + 3.250%), 04/11/20	149,342	0.1
150,000	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.834%, (US0003M + 4.500%), 08/25/24	151,430	0.1
225,426	Communications Sales & Leasing, Inc. 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/24/22	208,800	0.1
150,000	U.S. Telepacific Corporation 2017 Term Loan B, 6.317%, (US0003M + 5.000%), 04/17/23	146,625	0.0
246,884	Windstream Corporation Repriced Term Loan B6, 5.240%, (US0003M + 4.000%), 03/16/21	220,961	0.1
160,000	Other Securities	155,343	0.1
		1,569,603	0.7
	Utilities: 0.4%
149,250	Dayton Power & Light Company (The) Term Loan B, 4.490%, (US0003M + 3.250%), 08/15/22	151,535	0.1
131,783	Dynegy Inc. 2017 Term Loan C, 4.485%, (US0003M + 3.250%), 06/27/23	132,597	0.0
143,731	Helix Gen Funding, LLC Term Loan B, 5.083%, (US0003M + 3.750%), 02/23/24	145,478	0.0
149,623	Meter Readings Holding, LLC 2016 Term Loan B, 7.067%, (US0003M + 5.750%), 08/17/23	152,616	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Utilities (continued)
64,513		Middle River Power LLC Term Loan B, 8.333%, (US0003M + 7.000%), 09/29/22	$61,932	0.0
150,000		Nautilus Power, LLC Term Loan B, 5.735%, (US0003M + 4.500%), 04/26/24	151,055	0.1
202,554		TEX Operations Co. LLC Exit Term Loan B, 3.984%, (US0003M + 2.750%), 08/04/23	203,204	0.1
46,429		TEX Operations Co. LLC Exit Term Loan C, 3.982%, (US0003M + 2.750%), 08/04/23	46,578	0.0
			1,044,995	0.4
		Total Bank Loans (Cost $32,812,520)	33,064,137	13.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 15.1%
1,000,000 (1)		BAMLL RE-Remic Trust 2014-FRR8 A, 2.224%, 11/26/47	857,349	0.4
1,600,000 (1)		BANK 2017-BNK6 E, 2.795%, 07/15/60	952,689	0.4
184,172		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38	184,564	0.1
8,336,402 (6)		CD 2016-CD1 Mortgage Trust XA, 1.573%, 08/10/49	784,789	0.3
14,660,000	(1)(6)	CD 2016-CD1 Mortgage Trust XB, 0.818%, 08/10/49	806,231	0.4
1,000,000 (1)		Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.259%, 11/10/46	959,877	0.4
4,185,470 (6)		COMM 2012-CR1 XA, 2.057%, 05/15/45	294,275	0.1
13,029,896 (6)		COMM 2012-CR3 XA, 2.174%, 10/15/45	926,727	0.4
1,036,527 (6)		COMM 2012-CR4 XA, 2.002%, 10/15/45	67,634	0.0
7,551,652	(1)(6)	COMM 2012-LTRT XA, 1.150%, 10/05/30	288,518	0.1
7,204,624 (6)		COMM 2016-COR1 XA, 1.630%, 10/10/49	676,146	0.3
2,861,585 (6)		COMM 2016-CR28 XA, 0.400%, 02/10/49	118,930	0.1
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/50	1,003,542	0.4
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)		COMM 2017-COR2 D, 3.000%, 09/10/50	$800,239	0.4
21,670,000 (6)		COMM 2017-COR2 XA, 1.186%, 09/10/50	1,982,441	0.8
2,962,000 (1)		Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/34	2,937,994	1.2
10,000 (1)		Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	10,259	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/38	1,008,779	0.4
13,200,000 (6)		CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.905%, 09/15/50	706,052	0.3
6,668,621 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.542%, 02/25/20	776,506	0.3
24,126,229 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.685%, 10/25/21	1,239,032	0.5
10,470,000 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.853%, 12/25/41	960,524	0.4
7,530,000 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K039 X3, 2.177%, 08/25/42	953,647	0.4
8,937,711 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.085%, 02/25/41	580,207	0.3
100,000 (6)		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.896%, 08/25/39	9,624	0.0
724,566	(1)(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,412	0.0
203,197,429	(1)(6)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/47	547,780	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,490,000	(1),(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.421%, 12/15/47	$136,978	0.1
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.512%, 06/12/41	142,133	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	1,005,134	0.4
622,723		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 B, 5.129%, 10/15/42	621,080	0.3
500,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.581%, 07/15/46	536,518	0.2
6,515,923 (6)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.822%, 06/15/45	319,567	0.1
1,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/47	768,251	0.3
1,000,000 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.188%, 01/15/46	930,036	0.4
34,513,412 (6)		JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.271%, 07/15/47	1,443,296	0.6
1,000,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.250%, 11/15/45	981,594	0.4
489,212 (1)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	490,342	0.2
2,032 (1)		JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, (1.000*US0001M + 0.700%), 03/18/51	2,017	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,316		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	$4,369	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	995,584	0.4
760,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,867	0.3
1,000,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	989,114	0.4
2,356,630	(1)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.392%, 03/10/50	125,966	0.1
1,000,000 (1)		Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/41	1,002,128	0.4
812,966		ML-CFC Commercial Mortgage Trust 2006-1 B, 6.074%, 02/12/39	811,881	0.3
14,659,895 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.283%, 12/15/47	730,478	0.3
9,977,098 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33 XA, 1.609%, 05/15/50	923,544	0.4
270,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.588%, 09/15/47	287,547	0.1
417,118	(1)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.028%, 08/15/45	29,620	0.0
3,719,423	(1)(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.170%, 11/15/45	292,813	0.1
7,119,596	(1)(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.505%, 03/15/48	341,735	0.2
1,600,000 (1)		Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/58	1,017,939	0.4
		Total Commercial Mortgage-Backed Securities (Cost $36,083,727)	36,122,298	15.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 11.5%
	U.S. Treasury Notes: 11.5%
22,490,000	1.375%, 09/30/19	$22,442,560	9.4
5,000,000	1.875%, 09/30/22	4,986,523	2.1
18,000	2.125%-2.250%, 09/30/24-08/15/27	17,910	0.0
	Total U.S. Treasury Obligations (Cost $27,458,989)	27,446,993	11.5
ASSET-BACKED SECURITIES: 14.2%
	Automobile Asset-Backed Securities: 0.1%
166,000	Other Securities	168,417	0.1
	Home Equity Asset-Backed Securities: 1.4%
666,584	GSAA Home Equity Trust 2006-3 A3, 1.537%, (1.000*US0001M + 0.300%), 03/25/36	514,935	0.2
951,825	GSAA Home Equity Trust 2006-4 4A3, 3.412%, 03/25/36	799,974	0.3
1,474,158	GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	1,077,826	0.5
1,122,905	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.467%, (1.000*US0001M + 0.230%), 02/25/37	1,020,494	0.4
		3,413,229	1.4
	Other Asset-Backed Securities: 10.8%
190,000 (1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.304%, (1.000*US0003M + 2.000%), 10/15/27	191,414	0.1
140,000 (1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	151,557	0.1
130,000 (1)	Apidos CLO XI 2012-11A BR, 3.254%, (1.000*US0003M + 1.950%), 01/17/28	130,887	0.1
120,000 (1)	Apidos CLO XVII 2014-17A A2R, 3.154%, (1.000*US0003M + 1.850%), 04/17/26	120,329	0.0
200,000 (1)	Apidos CLO XVII 2014-17A BR, 3.804%, (1.000*US0003M + 2.500%), 04/17/26	200,766	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
500,000 (1)	Ares XXIX CLO Ltd. 2014-1A BR, 3.604%, (1.000*US0003M + 2.300%), 04/17/26	$501,090	0.2
250,000 (1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.664%, (1.000*US0003M + 2.350%), 04/25/26	251,210	0.1
1,500,000 (1)	Babson CLO Ltd. 2013-IIA C, 4.554%, (1.000*US0003M + 3.250%), 01/18/25	1,500,333	0.6
250,000 (1)	Babson CLO Ltd. 2014-IA BR, 3.507%, (1.000*US0003M + 2.200%), 07/20/25	250,800	0.1
250,000 (1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.704%, (1.000*US0003M + 2.400%), 01/15/26	250,222	0.1
280,000 (1)	BlueMountain CLO 2012-2A BR, 3.216%, (1.000*US0003M + 1.900%), 11/20/28	281,851	0.1
1,000,000 (1)	BlueMountain CLO 2014-2A DR, 4.307%, (1.000*US0003M + 3.000%), 07/20/26	1,001,577	0.4
180,000 (1)	BlueMountain CLO 2014-4A B1R, 3.167%, (1.000*US0003M + 1.850%), 11/30/26	181,044	0.1
160,000 (1)	BlueMountain CLO 2014-4A CR, 3.867%, (1.000*US0003M + 2.550%), 11/30/26	161,387	0.1
1,000,000 (1)	BlueMountain CLO 2013-3A DR, 4.211%, (1.000*US0003M + 2.900%), 10/29/25	1,000,147	0.4
350,000 (1)	Bristol Park CLO Ltd. 2016-1A B, 3.204%, (1.000*US0003M + 1.900%), 04/15/29	352,152	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
150,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.207%, (1.000*US0003M + 1.900%), 01/20/29	$151,108	0.1
250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.467%, (1.000*US0003M + 2.150%), 07/27/26	251,748	0.1
250,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.667%, (1.000*US0003M + 2.350%), 06/09/30	251,034	0.1
500,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.563%, (1.000*US0003M + 2.250%), 07/23/30	501,912	0.2
600,000 (10)	CIFC Funding 2013-2A A3LR, 3.950%, 10/18/30	600,000	0.3
1,000,000 (1)	CIFC Funding 2014-3A DR, 4.463%, (1.000*US0003M + 3.150%), 07/22/26	1,000,070	0.4
250,000 (1)	CIFC Funding 2017-2A C, 3.657%, (1.000*US0003M + 2.350%), 04/20/30	251,146	0.1
1,100,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.942%, (1.000*US0001M + 0.705%), 09/25/35	1,046,932	0.4
280,000 (1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.154%, (1.000*US0003M + 1.850%), 10/15/28	281,831	0.1
350,000 (1)	Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	350,680	0.1
250,000 (1)	Dryden Senior Loan Fund 2014-31A CR, 3.404%, (1.000*US0003M + 2.100%), 04/18/26	250,687	0.1
250,000 (1)	Dryden Senior Loan Fund 2014-34A CR, 3.454%, (1.000*US0003M + 2.150%), 10/15/26	250,904	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000 (1)		Dryden Senior Loan Fund 2017-47A C, 3.595%, (1.000*US0003M + 2.200%), 04/15/28	$250,941	0.1
600,000	(1)(3)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.154%, (1.000*US0003M + 1.850%), 10/15/27	600,000	0.3
1,150,000	(1)(3)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.359%, (1.000*US0003M + 3.000%), 10/15/27	1,150,000	0.5
1,000,000 (1)		Dryden XXV Senior Loan Fund 2012-25A D, 5.304%, (1.000*US0003M + 4.000%), 01/15/25	999,999	0.4
250,000 (1)		Flatiron CLO Ltd. 2013-1A A2R, 2.954%, (1.000*US0003M + 1.650%), 01/17/26	250,149	0.1
250,000 (1)		Flatiron CLO Ltd. 2013-1A BR, 3.654%, (1.000*US0003M + 2.350%), 01/17/26	250,300	0.1
100,000 (1)		Invitation Homes Trust 2014-SFR2 E, 4.384%, (1.000*US0001M + 3.150%), 06/17/32	101,240	0.0
250,000 (1)		Jay Park CLO Ltd. 2016-1A B, 3.707%, (1.000*US0003M + 2.400%), 10/20/27	250,390	0.1
250,000 (1)		Madison Park Funding XIII Ltd. 2014-13A CR, 3.456%, (1.000*US0003M + 2.150%), 01/19/25	251,236	0.1
700,000 (1)		Ocean Trails CLO IV 2013-4A DR, 4.292%, (1.000*US0003M + 3.000%), 08/13/25	704,726	0.3
250,000 (1)		Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.404%, (1.000*US0003M + 2.100%), 04/15/26	250,270	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
500,000 (1)		Octagon Investment Partners XVI Ltd. 2013-1A D, 4.654%, (1.000*US0003M + 3.350%), 07/17/25	$501,448	0.2
340,000 (1)		OHA Loan Funding Ltd. 2016-1A B1, 3.107%, (1.000*US0003M + 1.800%), 01/20/28	340,660	0.2
500,000 (1)		Palmer Square CLO 2015-1A BR Ltd., 3.866%, (1.000*US0003M + 2.550%), 05/21/29	505,629	0.2
300,000 (1)		Palmer Square CLO 2013-2A BR Ltd., 3.554%, (1.000*US0003M + 2.250%), 10/17/27	302,092	0.1
300,000 (1)		Palmer Square CLO 2015-2A BR Ltd., 3.707%, (1.000*US0003M + 2.400%), 07/20/30	299,969	0.1
685,000 (1)		Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (1.000*US0003M + 4.850%), 10/15/25	684,969	0.3
400,000 (1)		Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	406,355	0.2
531,000	(1)(3)(10)	Recette CLO Ltd. 2015-1A CR, 3.063%, (1.000*US0003M + 1.700%), 10/20/27	531,000	0.2
670,000	(1)(3)(10)	Recette CLO Ltd. 2015-1A DR 0.000%, (1.000*US0003M + 2.750%), 10/20/27	670,000	0.3
220,000 (1)		Shackleton CLO Ltd. 2016-9A A, 2.807%, (1.000*US0003M + 1.500%), 10/20/28	222,091	0.1
800,000 (1)		Shackleton 2014-5A D CLO Ltd., 4.712%, (1.000*US0003M + 3.400%), 05/07/26	800,432	0.3
120,000 (1)		Symphony CLO Ltd. 2016-18A B, 3.113%, (1.000*US0003M + 1.800%), 01/23/28	120,426	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	Thacher Park CLO Ltd. 2014-1A CR, 3.507%, (1.000*US0003M + 2.200%), 10/20/26	$251,052	0.1
300,000 (1)	THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	301,374	0.1
350,000 (1)	THL Credit Wind River CLO Ltd. 2017-1A C, 3.604%, (1.000*US0003M + 2.300%), 04/18/29	351,327	0.2
2,000,000 (1)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/55	2,037,113	0.9
550,000 (11)	Other Securities	550,000	0.2
		25,650,006	10.8
	Student Loan Asset-Backed Securities: 1.9%
750,000 (1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/41	709,562	0.3
1,000,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/45	874,539	0.4
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	979,872	0.4
1,000,000 (1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/40	1,028,323	0.4
1,000,000 (1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/40	998,399	0.4
		4,590,695	1.9
	Total Asset-Backed Securities (Cost $33,470,209)	33,822,347	14.2
FOREIGN GOVERNMENT BONDS: 7.8%
1,075,000	Argentine Republic Government International Bond, 6.875%, 01/26/27	1,162,612	0.5
BRL4,308,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/25	1,396,473	0.6

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
BRL1,115,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	$364,987	0.1
BRL7,838,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2,551,518	1.1
1,000,000	Brazilian Government International Bond, 6.000%, 04/07/26	1,112,500	0.5
500,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/27	511,076	0.2
PEN509,000 (1)	Peru Government Bond, 6.150%, 08/12/32	164,987	0.1
750,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/27	775,313	0.3
RUB102,540,000	Russian Federal Bond - OFZ, 7.000%, 08/16/23	1,745,068	0.7
RUB84,770,000	Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,475,670	0.6
RUB142,790,000	Russian Federal Bond - OFZ, 7.600%, 07/20/22	2,496,228	1.1
RUB55,860,000	Russian Federal Bond - OFZ, 6.400%-7.000%, 05/27/20-01/25/23	948,503	0.4
400,000 (1)	Sri Lanka Government International Bond, 6.200%, 05/11/27	420,372	0.2
CLP3,975,212,000	Other Securities	3,484,931	1.4
	Total Foreign Government Bonds (Cost $17,905,627)	18,610,238	7.8

	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): —%
Total Purchased Options (Cost $50,871)	—	—
Total Long-Term Investments (Cost $217,435,949)	222,146,288	93.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 19.1%
	Securities Lending Collateral(13): 0.5%
170,715	Bank of Montreal, Repurchase Agreement dated 09/29/17, 1.04%, due 10/02/17 (Repurchase Amount $170,730, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $174,129, due 04/15/18-02/15/43)	$170,715	0.1
1,000,000	BNP Paribas S.A., Repurchase Agreement dated 09/29/17, 1.06%, due 10/02/17 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 11/01/18-08/20/67)	1,000,000	0.4
		1,170,715	0.5
	Commercial Mortgage-Backed Securities: 0.0%
2,771,097 (6)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.119%, 08/25/18 (Cost $24,830)	30,377	0.0
	Foreign Government Bonds: 0.1%
ARS7,100,000	Republic of Argentina, 21.200%, 09/19/18 (Cost $474,418)	408,234	0.1
	U.S. Treasury Obligations: 2.5%
5,950,000	United States Treasury Note, 0.625%, 06/30/18 (Cost $5,922,486)	5,921,182	2.5

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 16.0%
38,111,575 (14)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930% (Cost $38,111,575)	$38,111,575	16.0
	Total Short-Term Investments (Cost $45,704,024)	45,642,083	19.1
	Total Investments in Securities (Cost $263,139,973)	$267,788,371	112.2
	Liabilities in Excess of Other Assets	(29,153,630)	(12.2)
	Net Assets	$238,634,741	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Settlement is on a when-issued or delayed-delivery basis.

(4)
All or a portion of this security is payment-in-kind ("PIK’’) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Security, or a portion of the security, is on loan.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2017.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(10)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(11)
The grouping contains Level 3 securities.

(12)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
Represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of September 30, 2017.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

COP
Colombian Peso

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$—	$—	$—
Corporate Bonds/Notes	—	32,581,725	—	32,581,725
Collateralized Mortgage Obligations	—	40,486,752	—	40,486,752
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Bank Loans	—	33,064,137	—	33,064,137
U.S. Government Agency Obligations	—	11,798	—	11,798
U.S. Treasury Obligations	—	27,446,993	—	27,446,993
Asset-Backed Securities	—	31,471,347	2,351,000	33,822,347
Foreign Government Bonds	—	18,610,238	—	18,610,238
Commercial Mortgage-Backed Securities	—	36,122,298	—	36,122,298
Short-Term Investments	38,111,575	7,530,508	—	45,642,083
Total Investments, at fair value	$38,111,575	$227,325,796	$2,351,000	$267,788,371
Other Financial Instruments+
Centrally Cleared Swaps	—	8,346	—	8,346
Forward Foreign Currency Contracts	—	827,483	—	827,483
Futures	372,536	—	—	372,536
Total Assets	$38,484,111	$228,161,625	$2,351,000	$268,996,736
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(253,260)	$—	$(253,260)
Forward Foreign Currency Contracts	—	(1,309,259)	—	(1,309,259)
Futures	(160,295)	—	—	(160,295)
Total Liabilities	$(160,295)	$(1,562,519)	$—	$(1,722,814)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

To Come
At September 30, 2017, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 837,000	JPY 91,283,346	Barclays Bank PLC	10/06/17	$25,650
EUR 401,389	USD 478,000	Barclays Bank PLC	10/06/17	(3,522)
USD 1,066,000	NOK 8,402,573	Barclays Bank PLC	10/06/17	10,925
USD 1,140,000	NOK 8,892,316	Barclays Bank PLC	10/06/17	23,430
AUD 840,324	USD 669,000	Barclays Bank PLC	10/06/17	(9,876)
EUR 321,182	USD 383,000	Barclays Bank PLC	10/06/17	(3,334)
USD 484,000	JPY 53,291,139	Barclays Bank PLC	10/06/17	10,334
USD 487,000	GBP 375,554	Barclays Bank PLC	10/06/17	(16,293)
USD 1,773,000	JPY 192,523,740	Barclays Bank PLC	10/06/17	61,799
NOK 2,625,013	USD 338,000	Barclays Bank PLC	10/06/17	(8,388)
USD 537,000	JPY 60,522,950	Barclays Bank PLC	10/06/17	(944)
EUR 338,257	USD 401,000	Barclays Bank PLC	10/06/17	(1,150)
USD 582,000	JPY 64,958,708	Barclays Bank PLC	10/06/17	4,630
NOK 10,691,208	USD 1,368,000	Barclays Bank PLC	10/06/17	(25,550)
USD 797,000	AUD 1,004,836	Barclays Bank PLC	10/06/17	8,837
AUD 2,680,384	USD 2,108,000	Barclays Bank PLC	10/06/17	(5,588)
AUD 303,922	USD 244,000	Barclays Bank PLC	10/06/17	(5,613)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 804,000	EUR 671,278	Barclays Bank PLC	10/06/17	10,489
EUR 845,816	USD 1,010,000	Barclays Bank PLC	10/06/17	(10,170)
USD 262,000	SEK 2,088,137	Barclays Bank PLC	10/06/17	5,583
USD 3,992	PLN 14,559	Barclays Bank PLC	10/20/17	2
USD 6,311,719	RUB 389,332,083	Barclays Bank PLC	10/20/17	(417,703)
RUB 6,749,044	USD 115,504	Barclays Bank PLC	10/20/17	1,150
USD 1,548,000	EUR 1,304,470	Barclays Bank PLC	12/20/17	(672)
USD 332,000	NZD 463,580	BNP Paribas	10/06/17	(2,823)
USD 292,000	NZD 401,492	BNP Paribas	10/06/17	2,021
USD 459,071	CAD 577,174	Citibank N.A.	10/06/17	(3,510)
CAD 679,622	USD 553,000	Citibank N.A.	10/06/17	(8,311)
USD 2,179,561	NOK 17,190,181	Citibank N.A.	10/06/17	21,063
USD 968,000	JPY 105,767,349	Citibank N.A.	10/06/17	27,912
CAD 791,453	USD 631,000	Citibank N.A.	10/06/17	3,317
CAD 819,527	USD 665,000	Citibank N.A.	10/06/17	(8,183)
USD 748,000	NZD 1,030,110	Citibank N.A.	10/06/17	3,999
USD 642,000	CHF 621,648	Citibank N.A.	10/06/17	(96)
CHF 606,537	USD 628,000	Citibank N.A.	10/06/17	(1,513)
USD 452,000	NZD 617,938	Citibank N.A.	10/06/17	5,691
USD 351,000	NOK 2,739,164	Citibank N.A.	10/06/17	7,055
USD 517,000	NOK 4,003,847	Citibank N.A.	10/06/17	14,254
AUD 344,283	USD 275,000	Citibank N.A.	10/06/17	(4,954)
USD 1,606,000	EUR 1,333,575	Citibank N.A.	10/06/17	29,595
NZD 1,087,671	USD 783,000	Citibank N.A.	10/06/17	2,575
NOK 2,812,839	USD 361,000	Citibank N.A.	10/06/17	(7,804)
USD 1,293,000	NZD 1,793,037	Citibank N.A.	10/06/17	(2,029)
EUR 1,673	USD 2,000	Citibank N.A.	10/06/17	(23)
USD 905,000	CAD 1,132,856	Citibank N.A.	10/06/17	(2,937)
USD 398,000	CAD 496,290	Citibank N.A.	10/06/17	244
NZD 1,457,145	USD 1,053,000	Citibank N.A.	10/06/17	(571)
USD 143,260	RUB 8,661,473	Citibank N.A.	10/20/17	(6,449)
PLN 15,239	USD 4,106	Citibank N.A.	10/20/17	70
RON 0	USD —	Citibank N.A.	10/20/17	—
USD 0	RON —	Citibank N.A.	10/20/17	—
ZAR 137,254	USD 10,091	Citibank N.A.	10/20/17	18
USD 224,615	TRY 813,462	Citibank N.A.	10/20/17	(2,527)
USD 21,922	ZAR 299,459	Citibank N.A.	10/20/17	(134)
USD 2,887	COP 8,796,269	Citibank N.A.	11/17/17	(92)
USD 7,994	PEN 26,252	Citibank N.A.	11/17/17	(34)
USD 533,879	COP 1,618,880,027	Citibank N.A.	11/17/17	(14,316)
USD 4,809,305	BRL 15,309,462	Citibank N.A.	11/17/17	6,129
USD 200,827	IDR 2,686,666,489	Citibank N.A.	12/15/17	2,820
USD 3,066,000	EUR 2,602,420	Citibank N.A.	12/20/17	(23,604)
USD 435,000	EUR 367,842	Deutsche Bank AG	10/06/17	178
NZD 1,684,970	USD 1,221,000	Deutsche Bank AG	10/06/17	(4,023)
NZD 1,131,714	USD 822,000	Deutsche Bank AG	10/06/17	(4,615)
AUD 640,643	USD 509,000	Deutsche Bank AG	10/06/17	(6,499)
AUD 2,252,216	USD 1,812,000	Deutsche Bank AG	10/06/17	(45,430)
NOK 3,240,532	USD 418,000	Deutsche Bank AG	10/06/17	(11,100)
SEK 10,257,331	USD 1,260,000	Deutsche Bank AG	10/06/17	(429)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 1,670,198	USD 2,260,000	Deutsche Bank AG	10/06/17	(21,714)
USD 830,000	NZD 1,139,604	Deutsche Bank AG	10/06/17	6,916
USD 364,000	SEK 2,958,573	Deutsche Bank AG	10/06/17	695
USD 1,308,000	NZD 1,807,534	Deutsche Bank AG	10/06/17	2,501
USD 547,000	CAD 666,713	Goldman Sachs International	10/06/17	12,657
AUD 829,666	USD 668,000	Goldman Sachs International	10/06/17	(17,235)
CAD 587,684	USD 485,000	Goldman Sachs International	10/06/17	(13,995)
JPY 91,222,586	USD 834,000	Goldman Sachs International	10/06/17	(23,190)
NOK 2,077,972	USD 269,000	Goldman Sachs International	10/06/17	(8,078)
AUD 134,867	USD 107,048	Goldman Sachs International	10/06/17	(1,262)
HUF 54,523,850	USD 212,092	Goldman Sachs International	10/20/17	(5,200)
USD 504,349	HUF 135,809,195	Goldman Sachs International	10/20/17	(10,981)
USD 503,711	MXN 9,050,155	HSBC Bank USA N.A.	11/17/17	10,465
NZD 720,967	USD 527,000	JPMorgan Chase Bank N.A.	10/06/17	(6,278)
CAD 910,645	USD 738,000	JPMorgan Chase Bank N.A.	10/06/17	(8,155)
EUR 1,605,176	USD 1,917,000	JPMorgan Chase Bank N.A.	10/06/17	(19,539)
USD 1,648,000	EUR 1,400,775	JPMorgan Chase Bank N.A.	10/06/17	(7,842)
USD 839,000	CAD 1,035,303	JPMorgan Chase Bank N.A.	10/06/17	9,248
JPY 19,564,684	USD 174,000	JPMorgan Chase Bank N.A.	10/06/17	(104)
AUD 1,848,235	USD 1,461,000	JPMorgan Chase Bank N.A.	10/06/17	(11,300)
USD 1,654,000	AUD 2,081,962	JPMorgan Chase Bank N.A.	10/06/17	20,972
JPY 94,593,352	USD 863,000	JPMorgan Chase Bank N.A.	10/06/17	(22,229)
USD 881,000	AUD 1,116,006	JPMorgan Chase Bank N.A.	10/06/17	5,639
CHF 1,788,333	USD 1,857,000	JPMorgan Chase Bank N.A.	10/06/17	(9,843)
NOK 6,847,427	USD 866,000	JPMorgan Chase Bank N.A.	10/06/17	(6,198)
CAD 1,029,307	USD 826,000	JPMorgan Chase Bank N.A.	10/06/17	(1,053)
USD 536,000	GBP 397,100	JPMorgan Chase Bank N.A.	10/06/17	3,834
USD 914,000	EUR 763,913	JPMorgan Chase Bank N.A.	10/06/17	10,987
USD 581,000	NZD 797,946	JPMorgan Chase Bank N.A.	10/06/17	4,680
USD 707,000	CHF 680,058	JPMorgan Chase Bank N.A.	10/06/17	4,573
USD 633,000	GBP 468,616	JPMorgan Chase Bank N.A.	10/06/17	4,993
EUR 611,380	USD 728,000	JPMorgan Chase Bank N.A.	10/06/17	(5,294)
USD 3,720,000	GBP 2,738,503	JPMorgan Chase Bank N.A.	10/06/17	50,044
USD 1,207,000	GBP 900,278	JPMorgan Chase Bank N.A.	10/06/17	508
USD 499,000	NZD 680,183	JPMorgan Chase Bank N.A.	10/06/17	7,735
USD 347,000	CHF 332,576	JPMorgan Chase Bank N.A.	10/06/17	3,485
GBP 1,051,821	USD 1,428,000	JPMorgan Chase Bank N.A.	10/06/17	(18,421)
USD 473,000	CAD 576,473	JPMorgan Chase Bank N.A.	10/06/17	10,981
AUD 880,289	USD 699,000	JPMorgan Chase Bank N.A.	10/06/17	(8,528)
GBP 892,776	USD 1,180,000	JPMorgan Chase Bank N.A.	10/06/17	16,438
CHF 252,239	USD 264,000	JPMorgan Chase Bank N.A.	10/06/17	(3,465)
USD 956,000	AUD 1,210,798	JPMorgan Chase Bank N.A.	10/06/17	6,287
USD 424,000	CHF 408,250	JPMorgan Chase Bank N.A.	10/06/17	2,322
GBP 1,160,613	USD 1,556,000	JPMorgan Chase Bank N.A.	10/06/17	(625)
AUD 2,362,605	USD 1,894,000	JPMorgan Chase Bank N.A.	10/06/17	(40,844)
USD 717,000	NZD 991,348	JPMorgan Chase Bank N.A.	10/06/17	995
USD 1,486,000	AUD 1,859,050	JPMorgan Chase Bank N.A.	10/06/17	27,818
USD 437,000	CAD 540,888	JPMorgan Chase Bank N.A.	10/06/17	3,501
CAD 363,340	USD 291,000	JPMorgan Chase Bank N.A.	10/06/17	202
JPY 194,212,442	USD 1,769,000	JPMorgan Chase Bank N.A.	10/06/17	(42,789)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 355,102	USD 422,000	JPMorgan Chase Bank N.A.	10/06/17	(2,238)
USD 268,000	NZD 369,147	JPMorgan Chase Bank N.A.	10/06/17	1,382
USD 487,000	CHF 470,174	JPMorgan Chase Bank N.A.	10/06/17	1,360
USD 725,273	CHF 695,423	JPMorgan Chase Bank N.A.	10/06/17	6,975
USD 669,000	AUD 840,225	JPMorgan Chase Bank N.A.	10/06/17	9,953
JPY 135,677,739	USD 1,249,120	JPMorgan Chase Bank N.A.	10/06/17	(43,181)
GBP 261,053	USD 347,000	JPMorgan Chase Bank N.A.	10/06/17	2,846
USD 295,000	CHF 279,995	JPMorgan Chase Bank N.A.	10/06/17	5,795
USD 875,985	NZD 1,196,338	JPMorgan Chase Bank N.A.	10/06/17	11,925
USD 959,000	JPY 105,520,122	JPMorgan Chase Bank N.A.	10/06/17	21,109
RUB 5,778,535	USD 94,869	JPMorgan Chase Bank N.A.	10/20/17	5,010
USD 3,698	TRY 13,387	JPMorgan Chase Bank N.A.	10/20/17	(40)
USD 155,515	PEN 509,000	JPMorgan Chase Bank N.A.	11/17/17	(148)
USD 573,335	CLP 373,636,736	JPMorgan Chase Bank N.A.	11/17/17	(9,855)
USD 487,000	CHF 464,094	Morgan Stanley Capital Services LLC	10/06/17	7,641
USD 550,000	GBP 429,176	Morgan Stanley Capital Services LLC	10/06/17	(25,153)
NZD 1,222,117	USD 883,000	Morgan Stanley Capital Services LLC	10/06/17	(321)
USD 311,000	CAD 382,367	Morgan Stanley Capital Services LLC	10/06/17	4,548
USD 563,000	CAD 703,468	Morgan Stanley Capital Services LLC	10/06/17	(800)
GBP 276,308	USD 355,000	Morgan Stanley Capital Services LLC	10/06/17	15,289
NZD 473,632	USD 343,000	Morgan Stanley Capital Services LLC	10/06/17	(917)
USD 607,000	CHF 581,007	Morgan Stanley Capital Services LLC	10/06/17	6,882
SEK 7,777,243	USD 972,000	Morgan Stanley Capital Services LLC	10/06/17	(16,976)
USD 3,160,000	AUD 3,947,496	Morgan Stanley Capital Services LLC	10/06/17	63,704
USD 1,544,000	SEK 12,308,055	Morgan Stanley Capital Services LLC	10/06/17	32,605
USD 551,000	SEK 4,432,200	Morgan Stanley Capital Services LLC	10/06/17	6,738
CHF 556,816	USD 574,000	Morgan Stanley Capital Services LLC	10/06/17	1,131
AUD 1,101,193	USD 874,000	Morgan Stanley Capital Services LLC	10/06/17	(10,258)
EUR 1,526,911	USD 1,833,000	Morgan Stanley Capital Services LLC	10/06/17	(28,055)
AUD 1,342,149	USD 1,054,000	Morgan Stanley Capital Services LLC	10/06/17	(1,259)
CAD 1,162,627	USD 957,000	Morgan Stanley Capital Services LLC	10/06/17	(25,202)
CHF 707,423	USD 743,000	Morgan Stanley Capital Services LLC	10/06/17	(12,308)
USD 969,000	SEK 7,698,743	Morgan Stanley Capital Services LLC	10/06/17	23,616
SEK 8,059,309	USD 1,013,000	Morgan Stanley Capital Services LLC	10/06/17	(23,339)
NZD 1,206,751	USD 867,000	Morgan Stanley Capital Services LLC	10/06/17	4,581
USD 427,000	SEK 3,375,840	Morgan Stanley Capital Services LLC	10/06/17	12,456
NZD 593,726	USD 427,000	Morgan Stanley Capital Services LLC	10/06/17	1,821
USD 859,000	EUR 720,000	Morgan Stanley Capital Services LLC	10/06/17	7,895
SEK 3,669,474	USD 454,000	Morgan Stanley Capital Services LLC	10/06/17	(3,399)
USD 849,000	CAD 1,037,711	Morgan Stanley Capital Services LLC	10/06/17	17,318
USD 497,354	GBP 385,010	Morgan Stanley Capital Services LLC	10/06/17	(18,611)
SEK 13,210,485	USD 1,641,190	Morgan Stanley Capital Services LLC	10/06/17	(18,979)
USD 116,000	EUR 97,263	Morgan Stanley Capital Services LLC	10/06/17	1,026
USD 624,000	AUD 780,314	Morgan Stanley Capital Services LLC	10/06/17	11,945
USD 4,000	JPY 441,720	Morgan Stanley Capital Services LLC	10/06/17	74
HUF 156,774	USD 591	Morgan Stanley Capital Services LLC	10/20/17	3
USD 145,869	BRL 466,592	Morgan Stanley Capital Services LLC	11/17/17	(519)
USD 73,528	EUR 62,098	The Bank of New York Mellon	10/06/17	123
CAD 790,103	USD 629,000	The Bank of New York Mellon	10/06/17	4,235
USD 372,000	GBP 283,701	The Bank of New York Mellon	10/06/17	(8,196)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK 3,984,563	USD 515,000	The Bank of New York Mellon	10/06/17	(14,675)
CHF 578,382	USD 607,000	The Bank of New York Mellon	10/06/17	(9,594)
NOK 8,235,240	USD 1,056,000	The Bank of New York Mellon	10/06/17	(21,936)
SEK 1,992,847	USD 250,000	The Bank of New York Mellon	10/06/17	(5,284)
NOK 2,011,327	USD 260,000	The Bank of New York Mellon	10/06/17	(7,446)
USD 546,000	NOK 4,286,832	The Bank of New York Mellon	10/06/17	7,721
USD 439,000	AUD 551,649	The Bank of New York Mellon	10/06/17	6,303
USD 468,000	EUR 391,488	The Bank of New York Mellon	10/06/17	5,227
GBP 1,142,419	USD 1,542,000	The Bank of New York Mellon	10/06/17	(11,007)
BRL 1,900,383	USD 600,816	The Bank of New York Mellon	11/17/17	(4,592)
				$(481,776)

At September 30, 2017, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	112	12/29/17	$24,158,749	$(50,592)
U.S. Treasury 5-Year Note	70	12/29/17	8,225,000	(62,389)
U.S. Treasury Ultra Long Bond	16	12/19/17	2,642,000	(47,314)
			$35,025,749	$(160,295)
Short Contracts
U.S. Treasury 10-Year Note	(226)	12/19/17	(28,320,625)	296,223
U.S. Treasury Long Bond	(2)	12/19/17	(305,625)	4,388
U.S. Treasury Ultra 10-Year Note	(41)	12/19/17	(5,507,453)	71,925
			$(34,133,703)	$372,536

At September 30, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month PLZ-WIBOR	2.765%	06/01/27	PLN 6,000,000	$(19,123)	$(18,846)
Pay	3-month USD-LIBOR	2.026	03/12/22	USD 258,000	592	592
Pay	3-month USD-LIBOR	2.246	03/12/25	USD 49,000	239	239
Pay	3-month USD-LIBOR	2.238	03/09/26	USD 20,892,000	(234,414)	(234,414)
Pay	3-month ZAR-JIBAR	7.895	05/30/27	ZAR 14,000,000	5,415	6,240
Receive	3-month USD-LIBOR	1.923	03/20/22	USD 575,000	1,275	1,275
					$(246,016)	$(244,914)

At September 30, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counter party	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap	Citibank N.A.	1.968%	Receive	3-month USD-LIBOR	10/02/2017	USD21,880,000	$50,871	$—
							$50,871	$—

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

Currency Abbreviations
AUD − Australian Dollar
BRL − Brazilian Real
CAD − Canadian Dollar
CHF − Swiss Franc
CLP − Chilean Peso
COP − Colombian Peso
EUR − EU Euro
GBP − British Pound
HUF − Hungarian Forint
IDR − Indonesian Rupiah
JPY − Japanese Yen
MXN − Mexican Peso
NOK − Norwegian Krone
NZD − New Zealand Dollar
PEN − Peruvian Nuevo Sol
PLN − Polish Zloty
RON − Romanian New Leu
RUB − Russian Ruble
SEK − Swedish Krona
TRY − Turkish Lira
USD − United States Dollar
ZAR − South African Rand
At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $269,501,405.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,613,876
Gross Unrealized Depreciation	(2,539,706)
Net Unrealized Appreciation	$4,074,170

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of September 30, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$827,483
Interest rate contracts	Net Assets — Unrealized appreciation*	372,536
Interest rate contracts	Net Assets — Unrealized appreciation**	8,346
Total Asset Derivatives		$1,208,365

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,309,259
Interest rate contracts	Net Assets — Unrealized depreciation*	160,295
Interest rate contracts	Net Assets — Unrealized depreciation**	253,260
Total Liability Derivatives		$1,722,814

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of September 30, 2017 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(9,800)	$—	$—	$7,628	$—	$(2,172)
Equity contracts	—	—	126,958	—	—	126,958
Foreign exchange contracts	—	81,400	—	(73,227)	—	8,173
Interest rate contracts	(5,029)	—	(1,094,280)	555,015	39,074	(505,220)
Total	$(14,829)	$81,400	$(967,322)	$489,416	$39,074	$(372,261)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(426,982)	$—	$(426,982)
Foreign exchange contracts	—	(353,633)	—	—	—	(353,633)
Interest rate contracts	43,359	—	423,434	191,418	(35,313)	622,898
Total	$43,359	$(353,633)	$423,434	$(235,564)	$(35,313)	$(157,717)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2017:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$162,829	$2,021	$124,742	$10,290	$12,657	$10,465	$261,597	$219,273	$23,609	$827,483
Total Assets	$162,829	$2,021	$124,742	$10,290	$12,657	$10,465	$261,597	$219,273	$23,609	$827,483
Liabilities:
Forward foreign currency contracts	$508,803	$2,823	$87,087	$93,810	$79,941	$—	$267,969	$186,096	$82,730	$1,309,259
Total Liabilities	$508,803	$2,823	$87,087	$93,810	$79,941	$—	$267,969	$186,096	$82,730	$1,309,259
Net OTC derivative instruments by counterparty, at fair value	$(345,974)	$(802)	$37,655	$(83,520)	$(67,284)	$10,465	$(6,372)	$33,177	$(59,121)	$(481,776)
Total collateral pledged by the Fund/(Received from counterparty)	$345,974	$—	$—	$—	$—	$—	$—	$—	$—	$345,974
Net Exposure(1)(2)	$—	$(802)	$37,655	$(83,520)	$(67,284)	$10,465	$(6,372)	$33,177	$(59,121)	$(135,802)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At September 30, 2017, the Fund had pledged $410,000 in cash collateral to Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163313 (0917-111717)

Semi-Annual Report

September 30, 2017

Voya Floating Rate Fund

Classes A, C, I, P*, R and W

*Patent Pending

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Example	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Portfolio of Investments	19

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Playing the Long Game

Dear Shareholder,

As we near the end of 2017, we believe that all signs point to a healthy global economy. Growth is marching forward — not only in the U.S. but around the world. In the October issue of World Economic Outlook, the International Monetary Fund increased its 2018 gross domestic product forecasts across all developed and most emerging markets. Uncertainties linger, however; the inflation outlook across advanced economies has softened and global wage growth seems likely to remain weak.

Nonetheless, financial markets have demonstrated astounding resilience in 2017. In the face of North Korean missiles flying over Japan, extreme partisan politics and a U.S. Federal Reserve Board seemingly determined to raise interest rates with or without evidence of inflation, global markets have shrugged it all off to reach new highs.

Markets are going up yet many investors are bailing out, which is both understandable and puzzling at the same time. It’s understandable that investors who were burned by the bear market a decade ago fear it could happen again. It’s puzzling because most investors focus on market momentum, so you’d expect them to want to participate in a rising market.

There is an economic theory which argues that bull markets sow the seeds of their own demise. As gains pile up, investors become emboldened to take on greater risks, leading to asset bubbles; eventually these risks become unsustainable and markets fall back to earth, starting the cycle over. Therefore, one school of thought suggests that investors who hesitate to embrace a bull market help to keep it rising.

What does this mean for your investment goals? Regardless of where markets currently are in their cycles, we believe investors are best served by avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents, stocks and bonds. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 18, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 5% in 2017. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 6.72%, to record levels. (The Index returned 9.06% for the six-month period ended September 30, 2017, measured in U.S. dollars.)

Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).

The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.

The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.

Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.

However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.

In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.3% year-over-year in the second quarter of 2017, slightly higher than the U.S. The European Central Bank started to hint that monetary tightening was on the horizon and the region’s Economic Sentiment Indicator ended the period at the highest in a decade.

China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year.

Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.

In the U.S., the labor market continued to tighten. The September employment report showed the unemployment rate at 4.4%, near the lowest since 2001. Corporate earnings were improving (see below). After a slow first quarter, second quarter GDP growth was reported at 3.1% annualized.

The FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Perhaps the FOMC was done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. On September 26 FOMC Chair Yellen earmarked 2017’s third rate increase for December and the next day the outline of a long-awaited tax reform program was finally announced: short on details but containing a number of distinctly pro-growth proposals. September ended with some commentators even wondering whether the reflation trade was back after all.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.31% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 4.56%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.91%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 4.19%.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 7.71% during the half-year to a record close. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 13.14%. Telecommunications was the weakest sector, slipping 0.75%.

In currencies, the dollar fell 9.81% against the euro, 6.30% against the pound. While the U.S. was far ahead of those regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher. The dollar rose 1.00% against the yen, moving within a narrow trading range.

In international markets, the MSCI Japan® Index surged 10.49% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 6.33%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 2.64%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations resulted in a hung parliament.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of September 30, 2017
Ba	32.88%
B	62.35%
Caa and below	4.57%
Not rated*	0.20%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar and Daniel A. Norman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.93% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned 1.81% for the same period.

Portfolio Specifics: The loan market, represented by the S&P/LSTA Leveraged Loan Index, returned 1.81% for the first six months of the Fund’s fiscal year, with interest carry being partially offset by a -0.57% market value return. The negative market value return occurred mostly during the first half of the period, driven by refinancing activity (wider-spread, premium-priced loans typically trade closer to par when credit spreads are reduced) that picked up steam at the beginning of the year through the early part of summer. For the first time in fifteen months, strong new supply hit the loan market in June and outpaced demand by a net $20 billion (i.e., net change in Index outstandings less loan fund inflows and CLO issuance). Institutional issuance and repricing activity declined notably towards the second half of the 6-month period. Despite this slowdown, YTD total new issue volume (including refinancing and repricing transactions) reached a record of $405 billion, the first calendar year to hit the $400 billion mark before the fourth quarter. On the other side of the technical equation, the majority of demand came from CLO issuance, which stands at over $80 billion YTD. Recently, demand from retail investors has moderated, with August and September both experiencing modest net loan fund outflows, the first negative readings since June of 2016.

Based on the Index’s return by rating cohort, a general risk-on sentiment favored lesser-quality loans during the reporting period. Defaulted loans led the way with a 4.02% return, followed by CCC, B, and BB rated credits with returns of 2.52%, 1.98% and 1.66%, respectively.

Fundamental credit risk remained stable, as default activity stayed well below the long-term average for the loan market. The trailing twelve-month default rate closed out the fiscal period with a rate of 1.53% by principal amount and 1.41% by issuer count.

TOP TEN LOAN ISSUERS AS OF SEPTEMBER 30, 2017 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
DELL INTL LLC	1.0%	1.0%
ASURION LLC	1.0%	1.0%
REYNOLDS GROUP HLDGS INC	0.8%	0.8%
GRIFOLS WORLDWIDE OPERATIONS	0.7%	0.7%
UNIVISION COMMUNICATIONS	0.7%	0.7%
WIDEOPENWEST FIN LLC	0.6%	0.7%
MISYS EUROPE SA	0.6%	0.7%
AMAYA HLDGS B V	0.6%	0.6%
WESTERN DIGITAL CORP	0.6%	0.6%
SEDGWICK CLAIMS MGMT SVCS INC	0.6%	0.6%

The Fund underperformed the Index for the period ended September 30, 2017. Relative performance was primarily due to the Fund’s selection in the Telecommunications and Retail (Except Food & Drug) sectors. In the Telecommunications sector, both Windstream Corporation and Uniti Group (fka Communication Sales & Leasing) remained under pressure during the quarter within an industry plagued by secular sector declines and a technological shift in favor of wireless telecom providers. The largest detractor within the Retailers sector, which has continued to face headwinds, particularly for mall-related and “fast fashion” types of business models, was FullBeauty Brands, which remains severely challenged by increased competition and saturation of the market. The Fund has since exited the name, as over the near term, there appears to be no clear path for fundamental earnings improvement. Additionally, as noted above, the wave of repricing activity in the loan market this year resulted in some market value depreciation and credit spread compression in BB and single B rated loans that were trading above par, which had a larger impact on our Strategy given our higher rating bias and underweight to CCC/below rated loans, the only segment with a positive market value return over the YTD period. Partially offsetting contributors to relative performance included an underweight to Oil & Gas and selection in the Radio & Television sector where we had no exposure to Clear Channel Communications (iheart Communications) as the company continued its pre-bankruptcy restructuring discussions with lenders.

The Fund continues to be well diversified with 369 individual issuers and 34 different industry sectors represented. The average issuer exposure at period-end stood at 0.27% of assets under management, while the average industry exposure closed the period at 2.94%. There were no defaults in the Fund during the period, as compared to eight defaults for the Index. The lagging twelve-month default rate by principal amount for the Index stood at 1.53% as of September 30.

Current Strategy & Outlook: Barring any exogenous event, we believe the fundamental outlook points to sound economic growth and a fairly benign default environment as highlighted by recent data releases in the U.S., Europe and even Japan. The Fed’s highly-anticipated policy meeting in September confirmed decisions that had been signaled for months, including a very slow start to normalizing monetary policy and the general pace of rate increases expected over the next couple years. As for a December interest rate hike, market expectations have now risen to the high 70% probability level. We view this environment as favorable to loan investors.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Managing Director Voya Investment Management Co. LLC

Voya Floating Rate Fund October 25, 2017

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2017*
Class A	$1,000.00	$1,009.30	1.02%	$5.14	$1,000.00	$1,019.95	1.02%	$5.16
Class C	1,000.00	1,005.50	1.77	8.90	1,000.00	1,016.19	1.77	8.95
Class I	1,000.00	1,010.60	0.75	3.78	1,000.00	1,021.31	0.75	3.80
Class P	1,000.00	1,013.90	0.09	0.45	1,000.00	1,024.62	0.09	0.46
Class R	1,000.00	1,009.00	1.27	6.40	1,000.00	1,018.70	1.27	6.43
Class W	1,000.00	1,010.60	0.77	3.88	1,000.00	1,021.21	0.77	3.90

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

6

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2017 (UNAUDITED)

ASSETS:
Investments in securities at fair value (Cost $1,905,271,616)	$1,893,499,318
Short-term investments at fair value (Cost $220,763,426)	220,829,132
Cash	5,983,590
Receivables:
Investment securities sold	34,694,906
Fund shares sold	7,079,044
Interest	4,418,611
Prepaid expenses	64,977
Reimbursement due from manager	112,428
Other assets	25,482
Total assets	2,166,707,488
LIABILITIES:
Payable for investment securities purchased	119,716,112
Payable for fund shares redeemed	1,849,653
Income distribution payable	1,235,329
Payable for investment management fees	1,065,484
Payable for distribution and shareholder service fees	99,702
Accrued trustees fees	24,175
Payable to trustees under the deferred compensation plan (Note 8)	25,482
Unfunded loan commitments (Note 9)	504,115
Other accrued expenses and liabilities	532,351
Total liabilities	125,052,403
NET ASSETS	$2,041,655,085
NET ASSETS WERE COMPRISED OF:
Paid-in capital	2,076,738,116
Distributions in excess of net investment income	(4,703,682)
Accumulated net realized loss	(18,672,757)
Net unrealized depreciation	(11,706,592)
NET ASSETS	$2,041,655,085

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Class A:
Net assets	$44,285,366
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,505,619
Net asset value and redemption price per share(1)	$9.83
Maximum offering price per share (2.50%)(2)	$10.08

Class C:
Net assets	$51,312,625
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,218,492
Net asset value and redemption price per share(1)	$9.83

Class I:
Net assets	$1,297,791,660
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	131,993,838
Net asset value and redemption price per share(1)	$9.83

Class P:
Net assets	$36,340,541
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	3,698,956
Net asset value and redemption price per share	$9.82

Class R:
Net assets	$118,176,505
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,036,769
Net asset value and redemption price per share	$9.82

Class W:
Net assets	$493,748,389
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	50,102,856
Net asset value and redemption price per share	$9.85

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2) Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED SEPTEMBER 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest	$44,210,514
Other	1,032,313
Total investment income	45,242,827

EXPENSES:
Investment management fees	6,481,343
Distribution and service fees:
Class A	59,355
Class C	267,593
Class R	298,460
Transfer agent fees:
Class A	33,998
Class C	38,281
Class I	64,277
Class P	73
Class R	85,363
Class W	331,392
Shareholder reporting expense	33,095
Custody and accounting expense	426,400
Registration fees	129,083
Professional fees	65,895
Trustees fees	35,685
Commitment fee	202,223
Miscellaneous expense	49,230
Total expenses	8,601,746
Waived and reimbursed fees	(513,891)
Net expenses	8,087,855
Net investment income	37,154,972

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(4,613,269)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,781,867)
Net change in unrealized appreciation (depreciation)	(10,781,867)
Net realized and unrealized loss	(15,395,136)
Increase in net assets resulting from operations	$21,759,836

See Accompanying Notes to Financial Statements

9

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

	Period Ended September 30, 2017	Year Ended March 31, 2017
FROM OPERATIONS:
Net investment income	$37,154,972	$59,476,249
Net realized loss	(4,613,269)	(2,640,244)
Net change in unrealized appreciation (depreciation)	(10,781,867)	33,298,477
Net increase in net assets resulting from operations	21,759,836	90,134,482

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(908,732)	(2,262,634)
Class C	(831,292)	(1,634,741)
Class I	(26,271,114)	(42,195,694)
Class P	(869,634)	(1,672,622)
Class R	(2,157,126)	(4,089,428)
Class W	(9,541,213)	(9,539,350)
Total distributions	(40,579,111)	(61,394,469)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	432,360,530	916,209,247
Reinvestment of distributions	32,963,959	54,367,405
	465,324,489	970,576,652
Cost of shares redeemed	(299,659,923)	(323,346,078)
Net increase in net assets resulting from capital share transactions	165,664,566	647,230,574
Net increase in net assets	146,845,291	675,970,587
NET ASSETS:
Beginning of year or period	1,894,809,794	1,218,839,207
End of year or period	$2,041,655,085	$1,894,809,794
Undistributed net investment income at end of year or period	$(4,703,682)	$(1,279,543)

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
09-30-17	9.93	0.17		(0.08)	0.09	0.19	—	—	0.19	9.83	0.93	1.14	1.02	1.02	3.47	44,285	40
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
03-31-15	10.22	0.36		(0.11)	0.25	0.36	—	—	0.36	10.11	2.49	1.09	1.02	1.02	3.53	46,566	60
03-31-14	10.28	0.38	*	(0.02)	0.36	0.40	0.01	0.01	0.42	10.22	3.58	1.08	1.01	1.01	3.71	98,669	124
03-31-13	10.10	0.52	*	0.21	0.73	0.53	0.02	—	0.55	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
Class C
09-30-17	9.93	0.14		(0.09)	0.05	0.15	—	—	0.15	9.83	0.55	1.89	1.77	1.77	2.76	51,313	40
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
03-31-15	10.22	0.28		(0.11)	0.17	0.28	—	—	0.28	10.11	1.72	1.84	1.77	1.77	2.81	63,818	60
03-31-14	10.28	0.30	*	(0.02)	0.28	0.32	0.01	0.01	0.34	10.22	2.81	1.83	1.76	1.76	2.97	84,619	124
03-31-13	10.10	0.44	*	0.21	0.65	0.45	0.02	—	0.47	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
Class I
09-30-17	9.93	0.19		(0.09)	0.10	0.20	—	—	0.20	9.83	1.06	0.75	0.75	0.75	3.78	1,297,792	40
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
03-31-15	10.21	0.39		(0.11)	0.28	0.38	—	—	0.38	10.11	2.85	0.78	0.77	0.77	3.86	590,583	60
03-31-14	10.28	0.41	*	(0.03)	0.38	0.43	0.01	0.01	0.45	10.21	3.74	0.76	0.76	0.76	3.99	327,896	124
03-31-13	10.10	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
Class P
09-30-17	9.92	0.22		(0.08)	0.14	0.24	—	—	0.24	9.82	1.39	0.74	0.09	0.09	4.44	36,341	40
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
03-31-15	10.21	0.45	*	(0.10)	0.35	0.45	—	—	0.45	10.11	3.53	0.77	0.11	0.11	4.40	23,302	60
06-14-13(4)–03-31-14	10.22	0.37	*	0.00 •	0.37	0.36	0.01	0.01	0.38	10.21	3.71	0.75	0.10	0.10	4.58	86,265	124
Class R
09-30-17	9.91	0.16		(0.07)	0.09	0.18	—	—	0.18	9.82	0.90	1.39	1.27	1.27	3.26	118,177	40
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
03-31-15	10.20	0.34		(0.11)	0.23	0.33	—	—	0.33	10.10	2.34	1.34	1.27	1.27	3.33	99,783	60
03-31-14	10.27	0.35	*	(0.03)	0.32	0.37	0.01	0.01	0.39	10.20	3.23	1.33	1.26	1.26	3.47	98,457	124
03-31-13	10.09	0.49	*	0.21	0.70	0.50	0.02	—	0.52	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
Class W
09-30-17	9.95	0.19		(0.09)	0.10	0.20	—	—	0.20	9.85	1.06	0.89	0.77	0.77	3.77	493,748	40
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46
03-31-15	10.24	0.38	*	(0.11)	0.27	0.38	—	—	0.38	10.13	2.74	0.84	0.77	0.77	3.82	132,375	60
03-31-14	10.30	0.41	*	(0.02)	0.39	0.43	0.01	0.01	0.45	10.24	3.83	0.83	0.76	0.76	3.98	153,532	124
03-31-13	10.12	0.54	*	0.21	0.75	0.55	0.02	—	0.57	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.
•	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED)

NOTE 1 — ORGANIZATION

Voya Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P*, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap

*	Patent Pending

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Loan premiums and discounts are amortized and/or accreted for financial reporting purposes. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield for financial reporting purposes. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the period ended September 30, 2017, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $884,950,086 and $738,555,928, respectively. At September 30, 2017, the Fund held loans valued at $1,892,950,157 representing 89.5% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended September 30, 2017, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$3,544	$—
Contingent Deferred Sales Charges	—	7,686

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses,excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

The Expense Limitation Agreement is contractual through August 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

As of September 30, 2017, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

September 30,
2018	2019	2020	Total
$19,703	$—	$—	$19,703

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of September 30, 2017 are as follows:

	September 30,
	2018	2019	2020	Total
Class A	$22,570	$16,150	$65,067	$103,787
Class C	29,601	19,572	61,807	110,980
Class R	48,156	41,923	135,552	225,631
Class W	58,988	37,074	433,933	529,995

NOTE 7 — LINE OF CREDIT

Effective September 26, 2017, the line of credit agreement was renewed and the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $160,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2017, the Fund did not utilize the line of credit.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	5.72%

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 9 — UNFUNDED LOAN COMMITMENTS

As of September 30, 2017, the Fund had unfunded loan commitments pursuant to the terms of the following loan agreements:

Unfunded Loan Commitment
Duravant, LLC	$207,370
TricorBraun Holdings, Inc.	296,745

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
09-30-17	1,520,912	84,893	(6,502,473)	(4,896,668)	15,021,674	838,472	(64,507,326)	(48,647,180)
03-31-17	9,472,554	212,171	(4,387,495)	5,297,230	93,765,808	2,100,130	(43,388,017)	52,477,921
Class C
09-30-17	438,744	74,850	(894,904)	(381,310)	4,340,441	739,354	(8,850,751)	(3,770,956)
03-31-17	1,734,624	143,279	(1,508,988)	368,915	17,186,533	1,416,723	(14,904,761)	3,698,495
Class I
09-30-17	30,963,517	2,553,858	(18,065,507)	15,451,868	306,411,187	25,218,957	(178,474,386)	153,155,758
03-31-17	37,719,628	4,140,365	(18,153,370)	23,706,623	373,467,735	40,941,905	(179,449,889)	234,959,751
Class P
09-30-17	10,534	88,137	(36,790)	61,881	103,986	869,634	(362,632)	610,988
03-31-17	1,365,526	169,248	(126,961)	1,407,813	13,372,277	1,672,622	(1,254,404)	13,790,495
Class R
09-30-17	679,950	217,642	(871,704)	25,888	6,711,355	2,146,423	(8,598,486)	259,292
03-31-17	2,149,929	410,746	(1,689,884)	870,791	21,264,917	4,055,070	(16,636,054)	8,683,933
Class W
09-30-17	10,071,742	318,484	(3,923,537)	6,466,689	99,771,887	3,151,119	(38,866,342)	64,056,664
03-31-17	39,934,427	421,896	(6,826,853)	33,529,470	397,151,977	4,180,955	(67,712,953)	333,619,979

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

Six Months Ended September 30, 2017	Year Ended March 31, 2017
Ordinary Income	Ordinary Income
$40,579,111	$61,394,469

17

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2017 were:

		Capital Loss Carryforwards
Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$(671,169)	$(1,151,083)	$(861,769)	Short-term	None
		(12,300,192)	Long-term	None
		$(13,161,961)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of September 30, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2017, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0304	November 1, 2017	Daily
Class C	$0.0241	November 1, 2017	Daily
Class I	$0.0326	November 1, 2017	Daily
Class P	$0.0381	November 1, 2017	Daily
Class R	$0.0283	November 1, 2017	Daily
Class W	$0.0326	November 1, 2017	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 92.7%
	Aerospace & Defense: 1.7%
3,000,000	American Airlines, Inc. 2016 USD Term Loan B, 3.734%, (US0003M + 2.500%), 12/14/23	$3,009,141	0.1
12,184,463	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. Term Loan B2, 3.986%, (US0003M + 2.750%), 01/13/22	12,222,539	0.6
3,999,775	DigitalGlobe, Inc. 2016 Term Loan B, 3.985%, (US0003M + 2.750%), 12/16/23	4,003,107	0.2
2,373,075	Geo Group, Inc. (The) 2017 Term Loan B, 3.490%, (US0003M + 2.250%), 03/17/24	2,381,234	0.1
7,985,000	MacDonald, Dettwiler and Associates Ltd. Term Loan B, 4.084%, (US0003M + 2.750%), 07/06/24	7,998,542	0.4
3,402,772	TransDigm, Inc. 2016 Extended Term Loan F, 4.269%, (US0003M + 3.000%), 06/09/23	3,414,471	0.2
2,623,425	TransDigm, Inc. 2017 Term Loan G, 4.257%, (US0003M + 3.000%), 08/15/24	2,631,078	0.1
		35,660,112	1.7

	Auto Components: 0.2%
4,868,225	Broadstreet Partners Inc Term Loan, 5.485%, (US0003M + 4.250%), 10/27/23	4,933,644	0.2

	Automotive: 3.2%
4,828,875	American Axle and Manufacturing, Inc. Term Loan B, 3.490%, (US0003M + 2.250%), 03/08/24	4,828,373	0.2
2,130,332	BBB Industries U.S. Holdings, Inc. 2014 1st Lien Term Loan, 5.735%, (US0001M + 4.500%), 09/24/21	2,156,962	0.1
5,635,875	Bright Bidco B.V. Term Loan B, 5.816%, (US0003M + 4.500%), 02/27/24	5,695,756	0.3
2,926,687	Dealer Tire, LLC 2016 Term Loan B, 5.125%, (US0003M + 3.750%), 12/22/21	2,955,480	0.2
6,613,390	Dynacast International LLC Term Loan B, 4.583%, (US0003M + 3.250%), 01/30/22	6,658,857	0.3

LOANS*: (continued)
	Automotive: (continued)
1,288,313	Federal-Mogul Holdings Corporation New Term Loan C, 4.982%, (US0003M + 3.750%), 04/15/21	$1,295,426	0.1
8,830,361	Gates Global LLC 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 03/17/24	8,878,531	0.4
2,838,083	KAR Auction Services, Inc. Term Loan B5, 3.875%, (US0003M + 2.500%), 03/09/23	2,857,153	0.1
1,437,248	Key Safety Systems, Inc. New 1st Lien Term Loan, 5.820%, (US0003M + 4.500%), 08/29/21	1,447,668	0.1
5,623,555	Midas Intermediate Holdco II, LLC Incremental Term Loan B, 4.083%, (US0003M + 2.750%), 08/18/21	5,630,584	0.3
3,756,594	NN, Inc. 2016 Term Loan B, 5.485%, (US0003M + 4.250%), 09/21/22	3,763,637	0.2
1,372,000	NN, Inc. 2017 Term Loan, 4.985%, (US0003M + 3.750%), 03/22/21	1,374,001	0.1
2,548,429	Superior Industries International, Inc. 1st Lien Term Loan B, 5.736%, (US0003M + 4.500%), 03/22/24	2,522,944	0.1
8,323,052	TI Group Automotive Systems, L.L.C. 2015 USD Term Loan B, 3.985%, (US0003M + 2.750%), 06/24/22	8,351,667	0.4
5,027,400	Truck Hero, Inc. 1st Lien Term Loan, 5.326%, (US0003M + 4.000%), 04/21/24	5,022,372	0.2
1,680,000	Truck Hero, Inc. 2nd Lien Term Loan, 9.576%, (US0003M + 8.250%), 04/17/25	1,677,376	0.1
		65,116,787	3.2

	Brokers, Dealers & Invetesment Houses: 0.3%
3,249,006	Capital Automotive L.P. 2017 2nd Lien Term Loan, 7.240%, (US0003M + 6.000%), 03/24/25	3,295,204	0.1
3,554,167	ESH Hospitality, Inc. 2017 Term Loan B, 3.735%, (US0003M + 2.500%), 08/30/23	3,573,914	0.2
		6,869,118	0.3

See Accompanying Notes to Financial Statements

19

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: 2.6%
9,576,875	American Builders & Contractors Supply Co., Inc. 2017 Term Loan B, 3.735%, (US0003M + 2.500%), 10/31/23	$9,626,253	0.5
6,285,771	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/24/24	6,333,568	0.3
2,417,850	Clark Equipment Company 2017 Term Loan B, 4.083%, (US0003M + 2.750%), 05/11/24	2,434,724	0.1
8,496,582	Forterra Finance, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/25/23	7,218,552	0.3
2,215,000	HD Supply Waterworks, Ltd. 2017 Term Loan B, 0.038%, (US0003M + 3.500%), 07/12/24	2,226,629	0.1
1,910,563	Henry Company LLC Term Loan B, 5.735%, (US0003M + 4.500%), 09/28/23	1,928,474	0.1
1,216,950	Installed Building Products, Inc. Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/24	1,223,035	0.1
2,037,782	MX Holdings US, Inc. Term Loan B1B, 3.985%, (US0003M + 2.750%), 08/14/23	2,050,519	0.1
2,266,854	NCI Building Systems, Inc. New Term Loan, 4.232%, (US0003M + 3.000%), 06/24/19	2,276,488	0.1
2,022,814	Ply Gem Industries, Inc. Term Loan, 4.333%, (US0003M + 3.000%), 02/01/21	2,038,618	0.1
5,198,156	Quikrete Hldgs Inc Term Loan, 3.985%, (US0003M + 2.750%), 11/02/23	5,198,156	0.3
668,850	LS Newco Pty Ltd. 2016 Term Loan B, 4.833%, (US0003M + 3.500%), 05/21/22	673,866	0.0
2,100,000	Werner Co. 2017 Term Loan, 5.235%, (US0003M + 4.000%), 06/23/24	2,108,532	0.1
3,845,986	Wilsonart LLC 2017 Term Loan B, 4.590%, (US0003M + 3.250%), 12/19/23	3,862,812	0.2

LOANS*: (continued)
	Building & Development: (continued)
4,004,477	Zekelman Industries, Inc. Term Loan B, 4.073%, (US0003M + 2.750%), 06/14/21	$4,024,499	0.2
		53,224,725	2.6

	Business Equipment & Services: 7.5%
5,156,902	Acosta Holdco, Inc. 2015 Term Loan, 4.485%, (US0003M + 3.250%), 09/26/21	4,599,276	0.2
22,731	Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 07/25/21	21,594	0.0
1,000,000	Advantage Sales & Marketing, Inc. 2014 2nd Lien Term Loan, 7.735%, (US0003M + 6.500%), 07/25/22	885,000	0.1
820,000	Advantage Sales & Marketing, Inc. Incremental Term Loan B, 4.561%, (US0003M + 3.250%), 07/25/21	779,000	0.0
9,900,250	AlixPartners, LLP 2017 Term Loan B, 4.333%, (US0003M + 3.000%), 04/29/24	9,943,564	0.5
5,534,812	Allflex Holdings III, Inc. New 1st Lien Term Loan, 4.706%, (US0003M + 3.250%), 07/18/20	5,580,934	0.3
870,000	Almonde, Inc. USD 2nd Lien Term Loan, 8.567%, (US0003M + 7.250%), 06/13/25	889,264	0.0
2,970,000	Alpine Fin Merger Sub LLC, Ascend Learning, LLC 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 07/05/22	2,988,563	0.1
2,271,250	Array Canada Inc. Term Loan B, 6.333%, (US0003M + 5.000%), 01/02/23	2,274,089	0.1
940,000	ASP MCS Acquisition Corp. Term Loan B, 6.056%, (US0003M + 4.750%), 05/12/24	958,800	0.1
2,227,556	Camelot UK Holdco Limited 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 10/03/23	2,238,520	0.1
4,987,500	Colorado Buyer Inc Term Loan B, 4.310%, (US0003M + 3.000%), 03/28/24	5,013,684	0.2

See Accompanying Notes to Financial Statements

20

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Business Equipment & Services: (continued)
2,945,250		DTI Holdco, Inc. 2016 Term Loan B, 6.561%, (US0003M + 5.250%), 09/21/23	$2,833,575	0.1
304,292	(1)	Duravant LLC 1st Lien Delayed Draw Term Loan, 4.275%, (US0003M + 3.250%), 07/24/24	304,862	0.0
155,851	(1)	Duravant LLC 2nd Lien Delayed Draw Term Loan, 7.410%, (US0003M + 7.250%), 07/18/25	157,215	0.0
2,340,708		Duravant LLC USD 1st Lien Term Loan, 4.733%, (US0003M + 3.750%), 07/25/24	2,345,097	0.1
1,309,149		Duravant LLC USD 2nd Lien Term Loan, 8.556%, (US0003M + 8.000%), 07/18/25	1,320,604	0.1
5,784,543		EIG Investors Corp. 2017 Term Loan, 5.318%, (US0003M + 4.000%), 02/09/23	5,849,017	0.3
508,562		Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 4.833%, (US0003M + 3.500%), 06/01/24	513,224	0.0
2,442,725		Evo Payments International Term Loan B, 6.240%, (US0003M + 5.000%), 11/15/23	2,475,931	0.1
2,402,174		First American Payment Systems, L.P. 2016 Term Loan, 6.981%, (US0003M + 5.750%), 01/03/24	2,404,175	0.1
3,405,779		First Data Corporation 2017 Term Loan, 3.737%, (US0003M + 2.500%), 04/26/24	3,419,518	0.2
3,939,625		First Data Corporation 2022 USD Term Loan, 3.487%, (US0003M + 2.250%), 07/08/22	3,948,737	0.2
4,874,323		First Data Corporation USD Term Loan A, 3.237%, (US0003M + 2.000%), 06/02/20	4,886,889	0.2
1,657,385		Garda World Security Corporation 2017 Term Loan, 5.315%, (US0003M + 3.000%), 04/05/24	1,674,477	0.1
4,805,000		GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.583%, (US0003M + 4.250%), 06/20/23	4,864,202	0.2

LOANS*: (continued)
		Business Equipment & Services: (continued)
4,083,790		ION Trading Finance Limited USD Term Loan B1, 4.083%, (US0003M + 2.750%), 08/11/23	$4,078,685	0.2
2,988,454		IQOR US Inc. 2nd Lien Term Loan, 10.049%, (US0003M + 8.750%), 04/01/22	2,910,007	0.2
4,812,478		IQOR US Inc. Term Loan B, 6.299%, (US0003M + 5.000%), 04/01/21	4,791,423	0.2
10,005,309		KUEHG Corp.. 2017 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 08/13/22	10,022,819	0.5
13,700,000		Misys Europe SA, Almonde, Inc. USD 1st Lien Term Loan, 4.817%, (US0003M + 3.500%), 04/27/24	13,772,816	0.7
625,000		Neustar Inc, Aerial Merger Sub, Inc. 2nd Lien Term Loan, 9.312%, (US0003M + 8.000%), 02/24/25	635,547	0.0
5,400,000		Neustar Inc, Aerial Merger Sub, Inc. Term Loan B2, 5.062%, (US0003M + 3.750%), 02/28/24	5,447,250	0.3
6,390,000		Peak 10, Inc. 2017 1st Lien Term Loan, 4.811%, (US0003M + 4.000%), 07/18/24	6,405,311	0.3
1,650,000		Peak 10, Inc. 2017 2nd Lien Term Loan, 8.561%, (US0003M + 7.750%), 07/18/25	1,663,063	0.1
2,735,269		Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 6.500%, (US0003M + 5.250%), 05/31/19	2,762,622	0.1
1,000,000		Pre-Paid Legal Services, Inc. 2nd Lien Term Loan, 10.250%, (US0003M + 9.000%), 05/31/20	1,007,500	0.1
2,470,000		Sandvine Corporation Term Loan B, 7.073%, (US0003M + 5.750%), 08/01/24	2,371,200	0.1
3,629,551		Solera Holdings, Inc. USD Term Loan B, 4.485%, (US0003M + 3.250%), 02/10/23	3,646,349	0.2
5,789,374		Spin Holdco Inc. 2017 Term Loan B, 5.014%, (US0003M + 3.750%), 11/14/22	5,815,305	0.3
8,330,000		Staples, Inc. 2017 Term Loan B, 5.334%, (US0003M + 4.000%), 08/06/24	8,298,779	0.4

See Accompanying Notes to Financial Statements

21

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
3,017,438	SurveyMonkey Inc. 2017 Term Loan, 5.840%, (US0003M + 4.500%), 04/13/24	$3,051,384	0.2
1,291,763	Switch, Ltd. Term Loan B, 3.985%, (US0003M + 2.750%), 06/20/24	1,303,388	0.1
1,124,786	TriMark USA, LLC 2017 1st Lien Term Loan, 4.834%, (US0003M + 4.000%), 09/13/24	1,133,925	0.1
50,214	TriMark USA, LLC Delayed Draw Term Loan, 4.834%, (US0003M + 4.000%), 09/13/24	50,622	0.0
680,000	United Site Services, Inc. 1st Lien Term Loan B, 4.985%, (US0003M + 3.750%), 08/10/24	688,216	0.0
150,000	United Site Services, Inc. 2nd Lien Term Loan B, 8.985%, (US0003M + 7.750%), 08/10/25	151,250	0.0
623,866	WASH Multifamily Laundry Systems, LLC 2015 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 04/21/22	626,401	0.0
109,257	WASH Multifamily Laundry Systems, LLC, Coinamatic Canada Inc. Canadian 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 05/04/22	109,701	0.0
		153,913,374	7.5

	Cable & Satellite Television: 3.2%
7,279,256	CSC Holdings LLC, 3.484%, (US0003M + 2.250%), 07/09/25	7,242,161	0.4
1,695,750	Numericable Group SA USD Term Loan B11, 4.061%, (US0003M + 2.750%), 06/21/25	1,693,234	0.1
7,379,262	Numericable U.S. LLC USD Term Loan B10, 4.561%, (US0003M + 3.250%), 01/13/25	7,412,122	0.3
5,368,025	Radiate Holdco, LLC 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 12/02/23	5,303,442	0.3
8,125,000	Telenet Financing USD LLC USD Term Loan AI, 3.984%, (US0003M + 2.750%), 03/31/25	8,157,727	0.4
2,539,398	Telesat Canada Term Loan B4, 4.240%, (US0003M + 3.000%), 11/17/23	2,564,112	0.1

LOANS*: (continued)
	Cable & Satellite Television: (continued)
5,280,000	UPC Financing Partnership USD Term Loan AP, 3.984%, (US0003M + 2.750%), 04/15/25	$5,304,985	0.3
5,175,000	Virgin Media Investment Holdings Limited USD Term Loan I, 3.984%, (US0003M + 2.750%), 01/31/25	5,200,471	0.2
977,266	WaveDivision Holdings, LLC Term Loan B, 4.030%, (US0003M + 2.750%), 10/15/19	979,221	0.0
13,912,487	WideOpenWest Finance LLC 2017 Term Loan B, 4.484%, (US0003M + 3.250%), 08/18/23	13,919,945	0.7
8,430,000	Ziggo Secured Finance Partnership USD Term Loan E, 3.734%, (US0003M + 2.500%), 04/23/25	8,438,784	0.4
		66,216,204	3.2

	Chemicals & Plastics: 5.0%
1,482,822	A. Schulman, Inc. USD Term Loan B, 4.490%, (US0003M + 3.250%), 06/01/22	1,493,017	0.1
3,577,602	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 4.567%, (US0003M + 3.250%), 05/31/23	3,591,018	0.2
2,695,330	Allnex USA, Inc. USD Term Loan B3, 4.567%, (US0003M + 3.250%), 05/31/23	2,705,438	0.1
5,182,013	Alpha 3 B.V. 2017 Term Loan B1, 4.333%, (US0003M + 3.000%), 01/24/24	5,209,000	0.3
9,253,500	Avantor Performance Materials Holdings, LLC 2017 1st Lien Term Loan, 5.240%, (US0003M + 4.000%), 03/10/24	9,243,090	0.5
575,000	Avantor Performance Materials Holdings, LLC 2017 2nd Lien Term Loan, 9.490%, (US0003M + 8.250%), 03/10/25	576,437	0.0
6,225,000	Avantor, Inc. 2017 1st Lien Term Loan, 5.334%, (US0003M + 4.000%), 09/07/24	6,244,453	0.3

See Accompanying Notes to Financial Statements

22

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
4,013,075	Colouroz Investment 1, GMBH USD 1st Lien Term Loan B2, 4.313%, (US0003M + 3.000%), 09/07/21	$3,927,798	0.2
663,408	Colouroz Investment 1, GMBH USD Term Loan C, 4.313%, (US0003M + 3.000%), 09/07/21	650,140	0.0
589,138	Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2, 8.563%, (US0003M + 7.250%), 09/06/22	573,673	0.0
2,285,000	Diamond (BC) B.V. USD Term Loan, 4.316%, (US0003M + 3.000%), 07/12/24	2,283,133	0.1
6,693,972	Emerald Performance Materials, LLC New 1st Lien Term Loan, 4.735%, (US0001M + 3.500%), 08/01/21	6,739,994	0.4
529,412	Emerald Performance Materials, LLC New 2nd Lien Term Loan, 8.985%, (US0001M + 7.750%), 08/01/22	530,239	0.0
2,464,630	Huntsman Intl LLC Term Loan B, 4.235%, (US0003M + 3.000%), 11/03/23	2,481,574	0.1
8,556,628	Ineos Styrolution Group GmbH USD 2017 1st Lien Term Loan, 4.083%, (US0003M + 2.750%), 03/07/24	8,583,367	0.4
8,835,120	Ineos US Finance LLC 2022 USD Term Loan, 3.985%, (US0003M + 2.750%), 03/31/22	8,894,209	0.4
4,000,000	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 5.583%, (US0003M + 4.250%), 06/13/24	4,015,832	0.2
3,059,290	KMG Chemicals Inc. Term Loan B, 5.485%, (US0003M + 4.250%), 04/23/24	3,112,827	0.2
2,934,272	Kraton Polymers, LLC 2017 USD Term Loan, 4.235%, (US0003M + 3.000%), 01/06/22	2,973,336	0.1
3,725,052	MacDermid, Inc. USD Term Loan B6, 4.235%, (US0003M + 3.000%), 06/07/23	3,746,005	0.2
1,051,232	Orion Engineered Carbons GmbH USD Term Loan, 3.833%, (US0003M + 3.000%), 07/25/21	1,055,174	0.0

LOANS*: (continued)
	Chemicals & Plastics: (continued)
1,415,025	PQ Corporation 2017 USD Term Loan, 4.562%, (US0003M + 3.250%), 11/04/22	$1,429,933	0.1
7,774,308	Royal Holdings, Inc. 2017 Term Loan B, 4.583%, (US0003M + 3.250%), 06/30/22	7,825,812	0.4
137,931	Royal Holdings, Inc. 2015 2nd Lien Term Loan, 8.833%, (US0003M + 7.500%), 06/01/23	138,190	0.0
3,175,116	Solenis International, LP USD 1st Lien Term Loan, 4.567%, (US0003M + 3.250%), 07/02/21	3,173,414	0.2
895,000	Trinseo Materials Operating S.C.A. 2017 Term Loan, 3.834%, (US0003M + 2.500%), 08/16/24	902,458	0.0
1,563,023	Tronox Blocked Borrower LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	1,570,717	0.1
3,606,977	Tronox Finance LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	3,624,730	0.2
2,969,981	Univar Inc. 2017 Term Loan B, 3.985%, (US0003M + 2.750%), 07/01/22	2,984,136	0.1
1,260,000	Venator Materials Corporation Term Loan B, 4.312%, (US0003M + 3.000%), 06/20/24	1,267,088	0.1
		101,546,232	5.0

	Clothing/Textiles: 0.3%
6,678,441	Varsity Brands, Inc. 1st Lien Term Loan, 4.732%, (US0003M + 3.500%), 12/03/21	6,724,950	0.3
169,663	Vince, LLC Term Loan B, 8.312%, (US0003M + 7.000%), 11/27/19	148,455	0.0
		6,873,405	0.3

	Conglomerates: 0.1%
1,500,722	Jason Incorporated 1st Lien Term Loan, 5.833%, (US0003M + 4.500%), 05/21/21	1,388,168	0.1
399,955	Jason Incorporated 2nd Lien Term Loan, 9.333%, (US0003M + 8.000%), 05/21/22	329,963	0.0
		1,718,131	0.1

See Accompanying Notes to Financial Statements

23

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Containers & Glass Products: 3.8%
3,840,781		Albea Beauty Holdings S.A USD 1st Lien Term Loan, 5.164%, (US0003M + 3.750%), 03/09/24	$3,843,181	0.2
450,000		Berlin Packaging LLC 2014 2nd Lien Term Loan, 7.990%, (US0003M + 6.750%), 09/24/22	453,000	0.0
8,167,006		Berlin Packaging LLC 2017 Term Loan B, 4.527%, (US0003M + 3.250%), 10/01/21	8,219,446	0.4
1,000,000		Berry Plastics Group, Inc. Term Loan L, 3.485%, (US0003M + 2.250%), 01/06/21	1,003,475	0.0
5,848,285		Berry Plastics Group, Inc. Term Loan M, 3.485%, (US0003M + 2.250%), 10/01/22	5,864,427	0.3
1,970,063		BWAY Holding Company 2017 Term Loan B, 4.481%, (US0003M + 3.250%), 04/03/24	1,976,219	0.1
1,490,000		Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.735%, (US0003M + 3.500%), 05/09/24	1,501,407	0.1
3,954,090		Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.299%, (US0003M + 3.000%), 12/13/23	3,960,021	0.2
5,653,094		Husky Injection Molding Systems Ltd. New Term Loan B, 4.485%, (US0003M + 3.250%), 06/30/21	5,698,064	0.3
4,041,962		Milacron LLC Amended Term Loan B, 4.235%, (US0003M + 3.000%), 09/28/23	4,066,384	0.2
5,129,250		Proampac PG Borrower LLC First Lien Term Loan, 5.283%, (US0003M + 4.000%), 11/18/23	5,189,360	0.3
660,000		Proampac PG Borrower LLC Second Lien Term Loan, 9.816%, (US0003M + 8.500%), 10/21/24	671,550	0.0
16,482,002		Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.235%, (US0003M + 3.000%), 02/05/23	16,567,544	0.8
9,465,015		SIG Combibloc Group AG, 4.235%, (US0001M + 3.000%), 03/13/22	9,512,880	0.5

LOANS*: (continued)
		Containers & Glass Products: (continued)
4,954,406		Tekni-Plex, Inc. Term Loan B1, 4.811%, (US0003M + 3.500%), 06/01/22	$4,961,630	0.2
296,745	(1)	TricorBraun Holdings, Inc. First Lien Delayed Draw Term Loan, 3.750%, (US0003M + 3.750%), 11/30/23	299,190	0.0
2,945,190		TricorBraun Holdings, Inc. First Lien Term Loan, 5.083%, (US0003M + 3.750%), 11/30/23	2,969,458	0.2
			76,757,236	3.8

		Cosmetics/Toiletries: 0.3%
2,558,588		Wellness Merger Sub, Inc. 1st Lien Term Loan, 6.083%, (US0003M + 4.750%), 06/30/24	2,579,908	0.1
4,126,704		Revlon Consumer Products Corporation 2016 Term Loan B, 4.735%, (US0003M + 3.500%), 07/22/23	3,710,489	0.2
			6,290,397	0.3

		Drugs: 1.0%
886,973		Akorn, Inc. Term Loan B, 5.500%, (US0003M + 4.250%), 04/16/21	898,604	0.0
4,726,974		Alvogen Pharma US, Inc. Term Loan, 6.240%, (US0003M + 5.000%), 04/02/22	4,695,955	0.2
3,766,338		Amneal Pharmaceuticals LLC New Term Loan, 4.833%, (US0003M + 3.500%), 11/01/19	3,793,802	0.2
7,481,250		Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.500%, (US0003M + 4.250%), 04/05/24	7,565,414	0.4
1,436,400		Horizon Pharma, Inc. 2017 Term Loan B, 5.000%, (US0003M + 3.750%), 03/15/24	1,449,866	0.1
1,396,020		Prestige Brands, Inc. Term Loan B5, 3.985%, (US0003M + 2.750%), 01/26/24	1,404,199	0.1
			19,807,840	1.0

		Ecological Services & Equipment: 0.7%
3,611,213		4L Holdings, LLC 1st Lien Term Loan, 5.737%, (US0003M + 4.500%), 05/08/20	2,979,251	0.1

See Accompanying Notes to Financial Statements

24

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Ecological Services & Equipment: (continued)
9,216,799	Ads Waste Hldgs Inc Term Loan, 3.947%, (US0003M + 2.750%), 11/10/23	$9,293,123	0.5
2,400,000	Wrangler Buyer Corp. Term Loan B, 4.334%, (US0003M + 3.000%), 09/25/24	2,413,500	0.1
		14,685,874	0.7

	Electronics/Electrical: 13.0%
5,068,211	Aptean, Inc. 2017 1st Lien Term Loan, 5.590%, (US0003M + 4.250%), 12/20/22	5,119,527	0.3
3,315,000	ASG Technologies Group, Inc. Term Loan, 6.061%, (US0003M + 4.750%), 07/10/24	3,356,437	0.2
5,950,425	Avast Software B.V. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 09/30/23	5,985,491	0.3
11,108,017	BMC Software Finance, Inc. 2017 USD Term Loan, 5.235%, (US0003M + 4.000%), 09/13/22	11,182,519	0.5
3,057,091	Cavium, Inc. 2017 Term Loan B, 3.487%, (US0003M + 2.250%), 08/16/22	3,078,109	0.2
8,650,548	Compuware Corporation Term Loan B3, 5.490%, (US0003M + 4.250%), 12/15/21	8,753,273	0.4
21,249,693	Dell Inc. 2017 Term Loan B, 3.740%, (US0003M + 2.500%), 09/07/23	21,343,574	1.0
9,478,516	Epicor Software Corporation 1st Lien Term Loan, 4.990%, (US0003M + 3.750%), 05/08/22	9,509,606	0.5
6,319,611	Evergreen Skills Lux S A R L, SkillSoft Corporation 1st Lien Term Loan, 5.985%, (US0003M + 4.750%), 04/28/21	5,981,910	0.3
2,170,000	Exact Merger Sub LLC 1st Lien Term Loan, 5.584%, (US0003M + 4.250%), 09/19/24	2,178,138	0.1
3,205,655	Eze Castle Software Inc. 2017 1st Lien Term Loan, 4.333%, (US0003M + 3.000%), 04/06/20	3,221,684	0.1

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,428,261	Eze Castle Software Inc. New 2nd Lien Term Loan, 7.833%, (US0003M + 6.500%), 04/05/21	$1,431,831	0.1
10,213,371	Go Daddy Operating Company, LLC 2017 Term Loan B, 3.735%, (US0003M + 2.500%), 02/02/24	10,251,038	0.5
4,845,650	Greeneden U.S. Holdings II, LLC USD 2017 Term Loan B2, 5.007%, (US0003M + 3.750%), 12/01/23	4,878,533	0.2
10,998,925	Hyland Software, Inc. 2017 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 07/01/22	11,116,647	0.5
1,223,850	Infor (US), Inc. Term Loan B6, 4.083%, (US0003M + 2.750%), 02/01/22	1,222,990	0.1
5,648,678	Informatica Corporation USD Term Loan, 4.833%, (US0003M + 3.500%), 05/29/22	5,658,766	0.3
11,009,451	Kronos Incorporated 2017 Term Loan B, 4.811%, (US0003M + 3.500%), 11/01/23	11,084,106	0.5
2,947,500	Lully Finance LLC USD Term Loan B3, 4.735%, (US0003M + 3.500%), 10/14/22	2,930,920	0.1
5,307,997	M/A-COM Technology Solutions Holdings, Inc. 2017 Add on Term Loan, 3.487%, (US0003M + 2.250%), 05/20/24	5,301,362	0.3
1,186,600	MA FinanceCo., LLC USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/18/24	1,188,401	0.1
978,353	MaxLinear, Inc. Term Loan B, 3.737%, (US0003M + 2.500%), 04/05/24	978,964	0.0
1,460,000	McAfee, LLC 2017 2nd Lien Term Loan, 9.834%, (US0003M + 8.000%), 09/21/25	1,465,475	0.1
7,420,000	McAfee, LLC 2017 Term Loan B, 5.834%, (US0003M + 4.000%), 09/21/24	7,463,593	0.3
7,440,000	MH Sub I, LLC 2017 1st Lien Term Loan, 4.820%, (US0003M + 3.500%), 08/15/24	7,410,106	0.4

See Accompanying Notes to Financial Statements

25

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.834%, (US0003M + 7.500%), 08/15/25	$2,535,238	0.1
1,456,563	Micron Technology Inc Term Loan, 3.740%, (US0003M + 2.500%), 04/15/22	1,469,198	0.1
3,106,494	Microsemi Corporation 2015 Term Loan B, 3.553%, (US0003M + 2.250%), 12/02/22	3,116,758	0.2
2,024,375	Navico, Inc. 1st Lien Term Loan, 6.985%, (US0003M + 5.750%), 03/08/24	2,019,314	0.1
3,549,768	ON Semiconductor Corporation 2017 Term Loan B, 3.485%, (US0003M + 2.250%), 03/31/23	3,566,593	0.2
1,889,559	Optiv Security, Inc. 1st Lien Term Loan, 4.563%, (US0003M + 3.250%), 01/19/24	1,781,697	0.1
1,500,000	Optiv Security, Inc. 2nd Lien Term Loan, 8.563%, (US0003M + 7.250%), 02/01/25	1,385,000	0.1
6,230,313	Quest Software US Hldgs Inc First Lien, 7.235%, (US0003M + 6.000%), 09/23/22	6,321,169	0.3
8,457,553	Rackspace Hosting, Inc. 2017 1st Lien Term Loan, 4.311%, (US0003M + 3.000%), 11/03/23	8,459,067	0.4
9,018,628	Riverbed Technology, Inc. 2016 Term Loan, 4.490%, (US0003M + 3.250%), 04/24/22	8,821,345	0.4
3,950,372	Rovi Solutions Corporation Term Loan B, 3.740%, (US0003M + 2.500%), 07/02/21	3,968,362	0.2
8,835,737	RP Crown Parent LLC Term Loan B, 4.738%, (US0003M + 3.500%), 09/22/23	8,894,645	0.4
8,013,400	Seattle Spinco, Inc. USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/30/24	8,025,565	0.4
10,433,396	SolarWinds Holdings, Inc. 2017 Term Loan, 4.735%, (US0003M + 3.500%), 02/05/23	10,484,478	0.5
5,894,281	SS&C Technologies Inc. 2017 Term Loan B1, 3.485%, (US0003M + 2.250%), 07/08/22	5,931,580	0.3

LOANS*: (continued)
	Electronics/Electrical: (continued)
311,737	SS&C Technologies Inc. 2017 Term Loan B2, 3.485%, (US0003M + 2.250%), 07/08/22	$313,710	0.0
1,992,190	Synchronoss Technologies, Inc. Term Loan, 5.735%, (US0003M + 4.500%), 01/12/24	1,906,691	0.1
3,473,750	Tessera Hldg Corp Term Loan B, 4.485%, (US0003M + 3.250%), 11/03/23	3,503,423	0.2
3,600,000	TTM Technologies, Inc. 2017 Term Loan, 3.834%, (US0003M + 3.250%), 09/14/24	3,615,750	0.2
9,214,360	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.833%, (US0003M + 4.500%), 01/27/23	9,288,406	0.5
12,450,398	Western Digital Corporation 2017 USD Term Loan B, 3.985%, (US0003M + 2.750%), 04/29/23	12,559,339	0.6
4,493,635	Zebra Technologies Corporation 2017 Term Loan B, 3.314%, (US0003M + 2.000%), 10/27/21	4,507,129	0.2
		264,567,457	13.0

	Equipment Leasing: 0.2%
4,623,413	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 5.522%, (US0003M + 4.250%), 06/06/24	4,650,732	0.2

	Financial Intermediaries: 1.2%
1,740,667	Blucora, Inc. Term Loan B, 5.073%, (US0003M + 3.750%), 04/19/24	1,748,644	0.1
4,640,350	Duff & Phelps Investment Management Co. Term Loan B, 5.083%, (US0003M + 3.750%), 04/23/20	4,654,851	0.2
3,344,000	FinCo I LLC 2017 Term Loan B, 2.750%, (US0003M + 2.750%), 06/02/22	3,380,366	0.2
1,290,000	Focus Financial Partners, LLC 1st Lien Term Loan, 4.549%, (US0003M + 3.250%), 05/22/24	1,302,416	0.0
7,630,875	LPL Holdings, Inc. 2017 1st Lien Term Loan B, 3.652%, (US0003M + 2.250%), 09/11/24	7,654,722	0.4

See Accompanying Notes to Financial Statements

26

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Financial Intermediaries: (continued)
5,923,715	Trans Union, LLC Term Loan B3, 3.235%, (US0003M + 2.000%), 04/07/23	$5,921,126	0.3
		24,662,125	1.2

	Food Products: 1.8%
1,650,000	American Seafoods Group LLC 2017 1st Lien Term Loan, 4.557%, (US0003M + 3.250%), 08/21/23	1,657,012	0.1
2,250,000	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.312%, (US0003M + 4.000%), 06/21/24	2,269,687	0.1
6,059,751	Atrium Innovations Inc. USD Term Loan, 4.833%, (US0003M + 3.500%), 02/13/21	6,085,002	0.3
1,966,323	CSM Bakery Solutions LLC 1st Lien Term Loan, 5.300%, (US0003M + 4.000%), 07/03/20	1,926,383	0.1
3,633,321	Del Monte Foods, Inc. 1st Lien Term Loan, 4.575%, (US0003M + 3.250%), 02/18/21	3,141,689	0.2
450,000	Del Monte Foods, Inc. 2nd Lien Term Loan, 8.690%, (US0003M + 7.250%), 08/18/21	227,250	0.0
4,442,841	Dole Food Company Inc. 2017 Term Loan B, 4.018%, (US0003M + 2.750%), 03/16/24	4,463,203	0.2
6,319,247	Hostess Brands, LLC 2017 Term Loan, 3.735%, (US0003M + 2.500%), 08/03/22	6,352,158	0.3
5,465,019	JBS USA, LLC 2017 Term Loan B, 3.804%, (US0003M + 2.500%), 10/30/22	5,404,220	0.2
2,250,000	Nomad Foods Europe Midco Limited USD Term Loan B, 3.984%, (US0003M + 2.750%), 04/18/24	2,266,173	0.1
2,790,000	NPC International, Inc. 1st Lien Term Loan, 4.738%, (US0003M + 3.500%), 03/17/24	2,811,505	0.1
970,000	NPC International, Inc. 2nd Lien Term Loan, 8.738%, (US0003M + 7.500%), 03/17/25	983,338	0.1
		37,587,620	1.8

LOANS*: (continued)
	Food Service: 1.7%
9,662,972	1011778 B.C. Unlimited Liability Company Term Loan B3, 3.523%, (US0003M + 2.250%), 02/14/24	$9,663,977	0.5
5,648,698	CEC Entertainment Concepts, L.P. Term Loan, 4.235%, (US0003M + 3.000%), 02/14/21	5,624,426	0.3
2,118,163	Landrys, Inc. 2016 Term Loan B, 4.488%, (US0003M + 3.250%), 09/13/23	2,126,770	0.1
7,500,000	Landrys, Inc. 2017 Incremental Term Loan, 4.584%, (US0003M + 3.250%), 10/04/23	7,548,750	0.4
1,964,359	Manitowoc Foodservice, Inc. Term Loan B, 3.985%, (US0003M + 3.000%), 04/02/23	1,979,706	0.1
6,626,162	US Foods, Inc. 2016 Term Loan B, 3.985%, (US0003M + 2.750%), 06/13/23	6,675,461	0.3
		33,619,090	1.7

	Food/Drug Retailers: 1.8%
9,402,001	Albertsons, LLC USD 2017 Term Loan B4, 3.985%, (US0003M + 2.750%), 08/25/21	9,069,254	0.5
1,955,000	Natures Bounty Co. (The) 2017 2nd Lien Term Loan, 9.084%, (US0003M + 7.750%), 09/15/25	1,924,047	0.1
4,205,000	Natures Bounty Co. (The) New 2017 Term Loan, 4.834%, (US0003M + 3.500%), 08/11/24	4,173,025	0.2
2,425,000	Portillos Holdings, LLC 1st Lien Term Loan, 5.833%, (US0003M + 4.500%), 08/02/21	2,438,641	0.1
4,481,138	Moran Foods LLC Term Loan, 7.235%, (US0003M + 6.000%), 11/29/23	4,105,842	0.2
7,100,000	Smart & Final Stores LLC 1st Lien Term Loan, 4.833%, (US0003M + 3.500%), 11/15/19	6,869,250	0.3
2,842,287	Supervalu Inc. 2017 Delayed Draw Term Loan, 4.735%, (US0003M + 3.500%), 06/08/24	2,733,038	0.2

See Accompanying Notes to Financial Statements

27

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food/Drug Retailers: (continued)
4,737,145	Supervalu Inc. 2017 Term Loan B, 4.734%, (US0003M + 3.500%), 06/08/24	$4,555,063	0.2
		35,868,160	1.8

	Forest Products: 0.2%
2,749,731	Blount International Inc. USD Term Loan, 6.242%, (US0003M + 5.000%), 04/12/23	2,778,947	0.1
1,030,000	Multi Color Corporation 2017 Term Loan B, 3.584%, (US0003M + 2.250%), 09/20/24	1,035,150	0.1
		3,814,097	0.2

	Health Care: 10.4%
8,263,110	Acadia Healthcare Company, Inc. Term Loan B2, 3.982%, (US0003M + 2.750%), 04/02/23	8,334,379	0.4
1,533,236	ADMI Corp. 2015 Term Loan B, 5.065%, (US0003M + 3.750%), 04/30/22	1,548,887	0.1
9,278,541	Air Medical Group Holdings, Inc. Term Loan B, 4.484%, (US0003M + 3.250%), 04/06/22	9,226,350	0.5
4,737,071	Air Methods Corporation 2017 Term Loan B, 4.833%, (US0003M + 3.500%), 04/21/24	4,683,040	0.2
1,580,000	Albany Molecular Research, Inc. 2017 1st Lien Term Loan, 4.583%, (US0003M + 3.750%), 07/19/24	1,587,654	0.1
3,143,523	ATI Holdings Acquisition, Inc. 2016 Term Loan, 4.801%, (US0003M + 3.500%), 04/21/23	3,180,852	0.2
5,869,943	Auris Luxembourg III S.a.r.l. 2017 USD Term Loan B7, 4.333%, (US0003M + 3.000%), 01/17/22	5,902,961	0.3
2,588,300	CareCore National, LLC Term Loan B, 5.235%, (US0003M + 4.000%), 03/05/21	2,620,654	0.1
2,587,500	Carestream Dental Equiment, Inc 2017 1st Lien Term Loan B, 4.583%, (US0003M + 4.000%), 08/07/24	2,586,421	0.1

LOANS*: (continued)
	Health Care: (continued)
3,290,381	Catalent Pharma Solutions Inc. USD Term Loan B, 3.985%, (US0003M + 2.750%), 05/20/21	$3,318,879	0.2
805,670	CCS Intermediate Holdings LLC — First Lien, 5.333%, (US0003M + 4.000%), 07/23/21	721,075	0.0
1,250,000	Cdrh Parent, Inc. Second Lien, 9.299%, (US0003M + 8.000%), 07/01/22	687,500	0.0
11,442,500	Change Healthcare Holdings, Inc. 2017 Term Loan B, 3.985%, (US0003M + 2.750%), 02/08/24	11,481,118	0.6
8,198,776	CHG Healthcare Services Inc. 2017 Term Loan B, 4.561%, (US0003M + 3.250%), 06/07/23	8,292,718	0.4
6,131,302	Community Health Systems, Inc. Term Loan H, 4.317%, (US0003M + 3.000%), 01/27/21	6,107,457	0.3
1,258,254	Concentra Inc. 1st Lien Term Loan, 4.321%, (US0003M + 3.000%), 04/22/22	1,262,540	0.1
5,121,111	Cotiviti Corporation Term Loan B, 3.840%, (US0003M + 2.500%), 09/28/23	5,140,315	0.2
7,647,213	DJO Finance LLC 2015 Term Loan, 4.486%, (US0003M + 3.250%), 04/21/20	7,644,346	0.4
5,751,500	Envision Healthcare Corp Term Loan B, 4.240%, (US0003M + 3.000%), 11/09/23	5,795,234	0.3
4,281,831	ExamWorks Group, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 07/23/23	4,313,945	0.2
992,513	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 4.828%, (US0003M + 3.250%), 05/31/24	999,956	0.0
2,553,778	Greenway Health, LLC 2017 1st Lien Term Loan, 5.580%, (US0003M + 4.250%), 02/14/24	2,564,419	0.1
15,213,550	Grifols Worldwide Operations USA, Inc. 2017 Acquisition Term Loan, 3.447%, (US0003M + 2.250%), 12/20/23	15,259,358	0.7

See Accompanying Notes to Financial Statements

28

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
4,000,000	INC Research, LLC 2017 Term Loan B, 3.485%, (US0003M + 2.250%), 06/27/24	$4,017,500	0.2
8,300,757	Jaguar Holding Company II 2017 Term Loan, 4.037%, (US0003M + 2.750%), 08/18/22	8,351,691	0.4
7,975,013	Kinetic Concepts, Inc. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 01/25/24	7,952,587	0.4
6,255,199	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.333%, (US0003M + 3.000%), 06/07/23	6,307,324	0.3
7,567,132	NVA Holdings, Inc. USD 1st Lien Term Loan B2, 4.833%, (US0003M + 3.500%), 08/14/21	7,636,893	0.4
4,280,380	Onex TSG Holdings II Corp. 1st Lien Term Loan, 5.235%, (US0003M + 4.000%), 07/31/22	4,301,782	0.2
7,450,000	Parexel International Corporation Term Loan B, 4.334%, (US0003M + 3.250%), 08/07/24	7,511,463	0.4
3,315,000	PharMerica Corporation 1st Lien Term Loan, 4.834%, (US0003M + 3.500%), 09/26/24	3,333,647	0.2
3,790,328	Precyse Acquisition Corp, nThrive, Inc. 2016 1st Lien Term Loan, 5.735%, (US0003M + 4.500%), 09/30/22	3,813,426	0.2
225,000	Press Ganey Holdings, Inc. 2nd Lien Term Loan, 8.485%, (US0003M + 7.250%), 09/20/24	230,062	0.0
2,262,900	Press Ganey Holdings, Inc. 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 09/20/23	2,277,751	0.1
2,451,275	Prospect Medical Holdings, Inc. Term Loan, 7.500%, (US0003M + 6.000%), 06/01/22	2,492,641	0.1
5,198,875	Select Medical Corporation 2017 Term Loan B, 4.810%, (US0003M + 3.500%), 01/26/24	5,254,893	0.3

LOANS*: (continued)
	Health Care: (continued)
8,866,467	Sterigenics-Nordion Holdings, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/22	$8,877,550	0.4
4,590,000	Surgery Center Holdings, Inc. 2017 Term Loan B, 4.490%, (US0003M + 3.500%), 06/06/24	4,559,160	0.2
4,776,000	Team Health Holdings, Inc. 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 01/17/24	4,710,330	0.2
1,506,225	Tecomet Inc. 2017 Term Loan B, 5.061%, (US0003M + 3.750%), 04/13/24	1,514,384	0.1
2,204,475	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 06/07/24	2,193,453	0.1
7,618,078	U.S. Renal Care, Inc. 2015 Term Loan B, 5.583%, (US0003M + 4.250%), 11/06/22	7,403,819	0.4
1,905,694	Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.990%, (US0003M + 4.750%), 03/13/22	1,941,664	0.1
3,968,403	Vizient, Inc. 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 02/13/23	4,019,250	0.2
		211,961,328	10.4

	Holding Companies — Diversified: 0.3%
6,895,218	First Eagle Holdings, Inc. Term Loan B, 4.833%, (US0003M + 3.500%), 12/01/22	6,971,065	0.3

	Home Furnishings: 0.8%
7,009,695	Apollo Security Services Borrower, LLC 2016 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 05/02/22	7,072,670	0.3
3,655,257	Hillman Group Inc. (The) Term Loan B, 4.840%, (US0003M + 3.500%), 06/30/21	3,679,246	0.2
5,952,835	Serta Simmons Bedding, LLC 1st Lien Term Loan, 4.801%, (US0003M + 3.500%), 10/20/23	5,791,614	0.3
		16,543,530	0.8

See Accompanying Notes to Financial Statements

29

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Industrial Equipment: 2.9%
1,525,000	Accudyne Industries, LLC 2017 Term Loan, 5.013%, (US0003M + 3.750%), 08/02/24	$1,530,719	0.1
7,515,035	Apex Tool Group, LLC Term Loan B, 4.500%, (US0001M + 3.250%), 02/01/20	7,314,632	0.4
206,101	CeramTec Acquisition Corporation USD Term Loan B2, 4.067%, (US0003M + 2.750%), 08/30/20	207,132	0.0
3,733,994	Columbus McKinnon Corporation Term Loan B, 4.333%, (US0003M + 3.000%), 01/13/24	3,758,452	0.2
7,637,265	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.239%, (US0003M + 4.000%), 11/30/23	7,694,545	0.4
2,851,251	EWT Holdings III Corp. 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 01/15/21	2,886,892	0.1
1,659,242	Faenza Acquisition GmbH USD Term Loan B1, 4.067%, (US0003M + 2.750%), 08/30/20	1,667,538	0.1
503,217	Faenza Acquisition GmbH USD Term Loan B3, 4.067%, (US0003M + 2.750%), 08/30/20	505,733	0.0
5,356,678	Filtration Group Corporation 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 11/21/20	5,396,376	0.3
5,555,798	Gardner Denver, Inc. 2017 USD Term Loan B, 4.083%, (US0003M + 2.750%), 07/30/24	5,566,532	0.3
1,336,500	Global Brass & Copper, Inc. 2016 Term Loan B, 4.500%, (US0003M + 3.250%), 06/15/23	1,348,194	0.1
2,453,536	Kenan Advantage Group, Inc. 2015 Term Loan, 4.235%, (US0003M + 3.000%), 07/31/22	2,456,858	0.1
746,075	Kenan Advantage Group, Inc. CAD Term Loan B, 4.235%, (US0003M + 3.000%), 07/31/22	747,085	0.1
646,823	MKS Instruments, Inc. 2017 Term Loan B2, 3.485%, (US0003M + 2.250%), 05/01/23	653,190	0.0

LOANS*: (continued)
	Industrial Equipment: (continued)
10,679,360	Rexnord LLC 2016 Term Loan B, 4.060%, (US0003M + 2.750%), 08/21/23	$10,728,944	0.5
2,665,000	Robertshaw US Holding Corp 1st Lien Term Loan, 5.750%, (US0003M + 4.500%), 08/08/24	2,690,818	0.1
1,050,000	Robertshaw US Holding Corp 2nd Lien Term Loan, 10.334%, (US0003M + 9.000%), 02/08/25	1,046,719	0.1
1,126,984	Signode Industrial Group US, Inc. Term Loan B, 4.084%, (US0003M + 2.750%), 05/04/21	1,129,097	0.0
1,054,700	Terex Corporation 2017 Repriced Term Loan, 3.583%, (US0003M + 2.250%), 01/31/24	1,056,458	0.0
		58,385,914	2.9

	Insurance: 4.6%
10,800,725	Acrisure, LLC 2016 Term Loan B, 6.272%, (US0003M + 5.000%), 10/28/23	10,942,485	0.5
9,807,204	Alliant Holdings I, Inc. 2015 Term Loan B, 4.564%, (US0003M + 3.250%), 07/15/22	9,858,721	0.5
500,000	AmWINS Group Inc Second Lien, 7.985%, (US0003M + 6.750%), 01/25/25	512,084	0.0
5,756,500	AmWINS Group, Inc. 2017 Term Loan B, 3.984%, (US0003M + 2.750%), 01/05/24	5,774,886	0.3
4,530,000	Applied Systems, Inc. 2017 1st Lien Term Loan, 4.584%, (US0003M + 3.250%), 09/06/24	4,579,073	0.2
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.334%, (US0003M + 7.000%), 09/06/25	1,152,200	0.1
7,586,342	AssuredPartners, Inc. 2017 Term Loan, 4.585%, (US0003M + 3.350%), 10/21/22	7,608,016	0.4
5,108,432	CH Hold Corp. 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 01/18/24	5,147,808	0.2

See Accompanying Notes to Financial Statements

30

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Insurance: (continued)
7,700,700	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/29/24	$7,695,086	0.4
300,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 7.985%, (US0003M + 6.750%), 03/29/25	309,750	0.0
9,515,375	Hub International Limited Term Loan B, 4.312%, (US0003M + 3.000%), 10/02/20	9,586,169	0.5
7,743,987	NFP Corp. Term Loan B, 4.735%, (US0003M + 3.500%), 01/06/24	7,808,983	0.4
1,000,000	Sedgwick Claims Management Services, Inc. Incremental 2nd Lien Term Loan, 7.067%, (US0003M + 5.750%), 02/28/22	1,005,417	0.0
9,908,737	Sedgwick, Inc. 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 03/01/21	9,946,777	0.5
1,500,000	Sedgwick, Inc. 2nd Lien Term Loan, 6.985%, (US0003M + 5.750%), 02/28/22	1,510,624	0.1
5,400,000	USI, Inc. 2017 Term Loan B, 4.314%, (US0003M + 3.000%), 03/30/24	5,383,687	0.2
5,849,700	VF Holding Corp Reprice Term Loan, 4.485%, (US0003M + 3.250%), 06/30/23	5,878,135	0.3
		94,699,901	4.6

	Leisure Good/Activities/Movies: 3.1%
9,274,347	24 Hour Fitness Worldwide, Inc. New Term Loan B, 5.046%, (US0003M + 3.750%), 05/30/21	9,288,722	0.5
2,885,000	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.584%, (US0003M + 3.250%), 08/15/24	2,871,862	0.1
7,110,779	Delta 2 (LUX) S.a.r.l. USD Term Loan B3, 4.235%, (US0006M + 3.000%), 07/31/21	7,144,719	0.4
530,000	Equinox Holdings, Inc. 2017 2nd Lien Term Loan, 8.235%, (US0003M + 7.000%), 03/03/25	540,997	0.0

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
8,379,000	Equinox Holdings, Inc. 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 03/03/24	$8,426,132	0.4
8,958,481	Fitness International, LLC Term Loan B, 7.500%, (PRIME + 3.250%), 07/01/20	9,050,870	0.5
2,678,288	Kingpin Intermediate Holdings LLC 2017 1st Lien Term Loan B, 5.570%, (US0003M + 4.250%), 06/28/24	2,696,669	0.1
7,220,127	LTF Merger Sub, Inc. 2017 Term Loan B, 4.317%, (US0003M + 3.000%), 06/10/22	7,253,216	0.4
1,503,530	NEP/NCP Holdco, Inc. 2017 2nd Lien Term Loan, 8.231%, (US0003M + 7.000%), 01/23/23	1,526,083	0.1
5,068,061	NEP/NCP Holdco, Inc. Incremental Term Loan, 4.485%, (US0003M + 3.250%), 07/21/22	5,080,731	0.2
3,734,534	SRAM, LLC 2017 Incremental Term Loan, 4.578%, (US0003M + 3.250%), 09/18/24	3,748,538	0.2
2,895,725	UFC Holdings, LLC 1st Lien Term Loan, 4.490%, (US0003M + 3.250%), 07/20/23	2,911,110	0.1
1,704,000	Winnebago Industries, Inc. Term Loan, 5.792%, (US0003M + 4.500%), 10/28/23	1,722,105	0.1
		62,261,754	3.1

	Lodging & Casinos: 3.2%
13,124,803	Amaya Holdings B.V. Repriced Term Loan B, 4.833%, (US0003M + 3.500%), 08/01/21	13,186,779	0.6
1,341,514	American Casino Entmt Pptys Term Loan, 6.500%, (PRIME + 2.250%), 07/07/22	1,346,544	0.1
887,775	Belmond Interfin Ltd. USD 2017 Term Loan B, 3.985%, (US0003M + 2.750%), 06/21/24	889,994	0.0
1,542,250	Caesars Growth Properties Holdings, LLC 2017 Term Loan, 4.333%, (US0003M + 3.000%), 05/08/21	1,545,239	0.1
1,675,000	CBAC Borrower, LLC 2017 Term Loan B, 5.235%, (US0003M + 4.000%), 06/28/24	1,688,609	0.1

See Accompanying Notes to Financial Statements

31

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Lodging & Casinos: (continued)
4,239,375		CityCenter Holdings, LLC 2017 Term Loan B, 3.735%, (US0003M + 2.500%), 04/07/24	$4,260,903	0.2
2,615,239		Eldorado Resorts LLC 2017 Term Loan B, 3.563%, (US0003M + 2.250%), 03/13/24	2,615,783	0.1
4,234,388		Everi Payments Inc. Term Loan B, 5.735%, (US0003M + 4.500%), 05/01/24	4,276,731	0.2
5,250,000		Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.334%, (US0003M + 3.000%), 08/15/24	5,243,438	0.2
1,460,000		Golden Entertainment, Inc. 2017 2nd Lien Term Loan, 8.334%, (US0003M + 7.000%), 08/15/25	1,467,300	0.1
3,947,120		La Quinta Intermediate Holdings LLC Term Loan B, 4.054%, (US0003M + 2.750%), 04/14/21	3,974,873	0.2
10,631,904		Scientific Games International, Inc. 2017 Term Loan B4, 4.514%, (US0003M + 3.250%), 08/14/24	10,663,470	0.5
11,131,459		Station Casinos LLC 2016 Term Loan B, 3.740%, (US0003M + 2.500%), 05/23/23	11,155,425	0.6
3,867,294		Twin River Management Group, Inc. Term Loan, 4.833%, (US0003M + 3.500%), 07/10/20	3,899,926	0.2
			66,215,014	3.2

		Miscellaneous: 0.4%
7,334,848		West Corp 2016 Replacement Term Loan B12, 3.735%, (US0003M + 2.500%), 06/17/23	7,339,432	0.4

		Oil & Gas: 1.0%
644,766		BCP Renaissance Parent LLC 2017 Term Loan B, 5.334%, (US0003M + 4.500%), 09/19/24	652,322	0.0
3,248,824		Energy Transfer Equity, L.P. 2017 Term Loan B, 3.981%, (US0003M + 2.750%), 01/24/24	3,266,809	0.2
4,761,034		FTS International, Inc. New Term Loan B, 5.985%, (US0003M + 4.750%), 04/16/21	4,467,935	0.2
3,344,688	(2)	HGIM Corp. Term Loan B, 5.834%, 06/18/20	1,176,216	0.1

LOANS*: (continued)
		Oil & Gas: (continued)
1,293,000		Limetree Bay Terminals, LLC 2017 Term Loan B, 5.234%, (US0003M + 4.000%), 02/15/24	$1,296,233	0.1
5,171,324		MEG Energy Corp. 2017 Term Loan B, 4.833%, (US0003M + 3.500%), 12/31/23	5,155,164	0.2
2,647,258		Southcross Energy Partners, L.P. 1st Lien Term Loan, 5.583%, (US0003M + 4.250%), 08/04/21	2,342,823	0.1
212,598	(3)	Southcross Holdings Borrower LP Exit Term Loan B, 3.500% (PIK Rate 5.500%, Cash Rate 0.000%), 04/13/23	186,024	0.0
1,122,188		Summit Midstream Partners Holdings, LLC Term Loan B, 7.235%, (US0003M + 6.000%), 03/06/22	1,139,020	0.1
			19,682,546	1.0

		Publishing: 0.5%
4,113,142		McGraw-Hill Global Education Holdings, LLC 2016 Term Loan B, 5.235%, (US0003M + 4.000%), 05/04/22	4,046,731	0.2
2,668,522		Merrill Communications, LLC 2015 Term Loan, 6.561%, (US0003M + 5.250%), 05/27/22	2,681,864	0.1
2,885,920		Tribune Media Company Term Loan C, 4.235%, (US0003M + 3.000%), 01/27/24	2,896,742	0.2
231,545		Tribune Media Company Term Loan, 4.235%, (US0003M + 3.000%), 12/27/20	232,340	0.0
			9,857,677	0.5

		Radio & Television: 2.1%
5,382,528		CBS Radio Inc. Term Loan B, 4.737%, (US0003M + 3.500%), 10/06/23	5,427,946	0.3
6,755,040		Cumulus Media Holdings Inc. 2013 Term Loan, 4.490%, (US0003M + 3.250%), 12/19/20	5,589,796	0.3
4,932,725		Learfield Communications Inc. 2016 First Lien Term Loan, 4.490%, (US0003M + 3.250%), 11/17/23	4,972,803	0.2

See Accompanying Notes to Financial Statements

32

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Radio & Television: (continued)
3,496,500	Lions Gate Entertainment Corp. 2016 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 10/12/23	$3,523,580	0.2
442,644	Mission Broadcasting, Inc. 2017 Term Loan B2, 3.737%, (US0003M + 2.500%), 01/17/24	444,261	0.0
3,534,743	Nexstar Broadcasting, Inc. 2017 Term Loan B2, 3.737%, (US0003M + 2.500%), 01/17/24	3,547,660	0.2
4,070,000	Raycom TV Broadcasting, LLC 2017 Term Loan B, 3.987%, (US0003M + 2.750%), 07/25/24	4,090,350	0.2
14,341,311	Univision Communications Inc. Term Loan C5, 3.985%, (US0003M + 2.750%), 03/15/24	14,230,496	0.7
		41,826,892	2.1

	Retailers (Except Food & Drug): 5.0%
1,341,250	Abercrombie & Fitch Management Co. Term Loan B, 4.990%, (US0003M + 3.750%), 07/14/21	1,327,837	0.1
6,425,482	Ascena Retail Group, Inc. 2015 Term Loan B, 5.750%, (US0003M + 4.500%), 07/21/22	5,280,943	0.3
3,000,000	Bass Pro Group, LLC Term Loan B, 6.235%, (US0003M + 5.000%), 12/16/23	2,835,000	0.1
5,917,740	Belk, Inc. TL B 1L, 6.054%, (US0003M + 4.750%), 10/29/22	4,984,773	0.2
9,376,500	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.982%, (US0003M + 3.750%), 01/26/24	9,008,763	0.4
1,285,000	BJs Wholesale Club, Inc. 2017 2nd Lien Term Loan, 8.732%, (US0003M + 7.500%), 01/26/25	1,233,600	0.1
3,895,166	Evergreen Acqco 1 LP New Term Loan, 5.064%, (US0003M + 3.750%), 07/09/19	3,650,094	0.2
5,860,577	General Nutrition Centers, Inc. New Term Loan, 3.740%, (US0003M + 2.500%), 03/04/19	5,616,384	0.3

LOANS*: (continued)
	Retailers (Except Food & Drug): (continued)
10,336,109	Harbor Freight Tools USA, Inc. 2016 Term Loan B, 4.485%, (US0003M + 3.250%), 08/19/23	$10,380,617	0.5
7,893,891	Jo-Ann Stores, Inc. 2016 Term Loan, 6.391%, (US0003M + 5.000%), 09/27/23	7,568,268	0.4
5,969,700	Leslies Poolmart, Inc. 2016 Term Loan, 5.061%, (US0003M + 3.750%), 07/27/23	5,988,821	0.3
9,857,099	Mens Wearhouse, Inc. (The) Term Loan B, 4.770%, (US0003M + 3.500%), 06/18/21	9,595,206	0.5
3,016,555	National Vision, Inc. 1st Lien Term Loan, 4.235%, (US0001M + 3.000%), 03/12/21	3,025,511	0.1
5,493,100	Neiman Marcus Group, Inc. (The) 2020 TL B, 4.481%, (US0003M + 3.250%), 10/25/20	4,111,245	0.2
6,407,494	Party City Holdings Inc. 2016 Term Loan, 4.321%, (US0003M + 3.000%), 08/19/22	6,431,022	0.3
7,793,868	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.311%, (US0003M + 3.000%), 01/09/23	6,468,911	0.3
14,531,380	PetSmart, Inc., 4.240%, (US0003M + 3.000%), 03/10/22	12,372,438	0.6
1,545,000	Sally Holdings, LLC Term Loan B1, 3.750%, (US0003M + 2.500%), 06/22/24	1,555,622	0.1
		101,435,055	5.0

	Surface Transport: 0.8%
1,104,450	AI Mistral Holdco Limited 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 01/27/24	1,094,096	0.1
5,099,051	Navistar International Corp. Term Loan B, 5.240%, (US0003M + 4.000%), 08/07/20	5,144,728	0.2
4,302,840	OSG Bulk Ships, Inc OBS Term Loan, 5.570%, (US0003M + 4.250%), 08/05/19	4,106,523	0.2
6,775,649	XPO Logistics, Inc. 2017 Term Loan B, 3.554%, (US0003M + 2.250%), 11/01/21	6,800,549	0.3
		17,145,896	0.8

See Accompanying Notes to Financial Statements

33

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: 5.4%
2,992,500	Altice Financing SA 2017 USD Term Loan B, 4.054%, (US0003M + 2.750%), 06/21/25	$2,995,705	0.1
5,259,290	Aricent Technologies 1st Lien Term Loan, 5.737%, (US0003M + 4.500%), 04/14/21	5,281,206	0.2
1,150,000	Asurion LLC 2017 2nd Lien Term Loan, 7.235%, (US0003M + 6.000%), 07/11/25	1,178,210	0.1
11,137,757	Asurion LLC 2017 Term Loan B4, 3.985%, (US0003M + 2.750%), 08/04/22	11,186,485	0.5
8,752,870	Asurion LLC 2017 Term Loan B5, 4.235%, (US0003M + 3.000%), 11/03/23	8,805,230	0.4
9,600,000	CenturyLink, Inc. 2017 Term Loan B, 2.750%, 01/31/25	9,320,573	0.4
12,754,541	Communications Sales & Leasing, Inc. 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/24/22	11,813,817	0.6
11,799,498	Consolidated Communications, Inc. 2016 Term Loan B, 4.240%, (US0003M + 3.000%), 09/30/23	11,539,909	0.6
1,163,431	Encompass Digital Media, Inc. 1st Lien Term Loan, 5.840%, (US0003M + 4.500%), 06/05/21	1,116,894	0.1
525,000	Encompass Digital Media, Inc. 2nd Lien Term Loan, 9.090%, (US0003M + 7.750%), 06/05/22	493,500	0.0
2,218,551	Global Tel*Link Corporation 1st Lien Term Loan, 5.333%, (US0003M + 4.000%), 05/23/20	2,237,617	0.1
850,000	Global Tel*Link Corporation 2nd Lien Term Loan, 9.083%, (US0003M + 7.750%), 11/23/20	848,938	0.0
6,000,000	Level 3 Financing Inc. 2017 Term Loan B, 3.486%, (US0003M + 2.250%), 02/14/24	6,005,358	0.3
5,493,089	LTS Buyer LLC 1st Lien Term Loan, 4.546%, (US0003M + 3.250%), 04/11/20	5,511,727	0.3

LOANS*: (continued)
	Telecommunications: (continued)
3,460,000	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.834%, (US0003M + 4.500%), 08/25/24	$3,492,977	0.2
7,641,600	Sprint Communications, Inc. 1st Lien Term Loan B, 3.750%, (US0003M + 2.500%), 02/02/24	7,662,752	0.4
1,279,209	Syniverse Holdings, Inc. Term Loan B, 4.333%, (US0003M + 3.000%), 04/23/19	1,238,835	0.1
6,934,494	Syniverse Holdings, Inc. Term Loan, 4.311%, (US0003M + 3.000%), 04/23/19	6,715,627	0.3
5,655,825	U.S. Telepacific Corporation 2017 Term Loan B, 6.317%, (US0003M + 5.000%), 04/17/23	5,528,569	0.3
7,931,457	Windstream Corporation Repriced Term Loan B6, 5.240%, (US0003M + 4.000%), 03/16/21	7,098,654	0.4
994,987	Windstream Services, LLC Term Loan B7, 4.490%, (US0003M + 3.250%), 02/17/24	853,202	0.0
		110,925,785	5.4

	Utilities: 2.4%
3,914,533	Calpine Corporation Term Loan B5, 4.090%, (US0003M + 2.750%), 05/19/22	3,911,835	0.2
1,922,577	Calpine Corporation Term Loan B6, 4.090%, (US0003M + 2.750%), 01/13/23	1,921,977	0.1
3,020,178	Dayton Power & Light Company (The) Term Loan B, 4.490%, (US0003M + 3.250%), 08/15/22	3,066,425	0.1
6,239,557	Dynegy Inc. 2017 Term Loan C, 4.485%, (US0003M + 3.250%), 06/27/23	6,278,086	0.3
4,035,631	EFS Cogen Holdings I LLC 2016 Term Loan B, 4.840%, (US0003M + 3.500%), 06/22/23	4,092,804	0.2
1,375,500	Entergy Rhode Island State Energy, L.P. Term Loan B, 5.990%, (US0003M + 4.750%), 11/12/22	1,381,518	0.1
5,329,194	Helix Gen Funding, LLC Term Loan B, 5.083%, (US0003M + 3.750%), 02/23/24	5,393,960	0.3

See Accompanying Notes to Financial Statements

34

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Utilities: (continued)
1,955,000	Longview Power LLC Term Loan B, 7.240%, (US0003M + 6.000%), 04/13/21	$1,207,212	0.1
2,086,378	Meter Readings Holding, LLC 2016 Term Loan B, 7.067%, (US0003M + 5.750%), 08/17/23	2,128,105	0.1
2,534,400	Middle River Power LLC Term Loan B, 8.333%, (US0003M + 7.000%), 09/29/22	2,433,024	0.1
2,294,250	Nautilus Power, LLC Term Loan B, 5.735%, (US0003M + 4.500%), 04/26/24	2,310,381	0.1
1,329,651	Southeast PowerGen, LLC Term Loan B, 4.840%, (US0003M + 3.500%), 11/05/21	1,254,858	0.1
6,861,436	TEX Operations Co. LLC Exit Term Loan B, 3.984%, (US0003M + 2.750%), 08/04/23	6,883,489	0.3
1,576,714	TEX Operations Co. LLC Exit Term Loan C, 3.982%, (US0003M + 2.750%), 08/04/23	1,581,782	0.1
994,987	Vistra Operations Company LLC 2016 Term Loan B2, 3.984%, (US0003M + 2.750%), 12/14/23	999,444	0.0
4,447,678	TPF II Power, LLC Term Loan B, 4.985%, (US0003M + 3.750%), 09/11/21	4,471,108	0.2
		49,316,008	2.4

	Total Loans (Cost $1,904,327,836)	1,892,950,157	92.7

Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.1%
42,798	(2)	Everyware Global, Inc.	369,133	0.1
57,165	(2)	Millennium Health, LLC	35,728	0.0
—	(2),(4)	Millennium Health, LLC — Corporate Claims Trust	—	0.0
222	(2)	Southcross Holdings GP LLC	—	0.0

EQUITIES AND OTHER ASSETS: (continued)
222	(2)	Southcross Holdings LP Class A	$144,300	0.0
		Total Equities and Other Assets (Cost $943,780)	549,161	0.1
		Total Long-Term Investments (Cost $1,905,271,616)	1,893,499,318	92.8

SHORT-TERM INVESTMENTS: 10.8%
		Loans: 0.2%
4,275,000		Traverse Midstream Partners LLC 2017 Term Loan (Cost $4,253,626)	4,333,781	0.2

		Money Market Fund: 10.6%
216,495,350	(5)	State Street Institutional Liquid Reserves Fund — Premier Class, 1.180% (Cost $216,509,800)	216,495,351	10.6
		Total Short-Term Investments (Cost $220,763,426)	220,829,132	10.8
		Total Investments (Cost $2,126,035,042)	$2,114,328,450	103.6
		Liabilities in Excess of Other Assets	(72,673,365)	(3.6)
		Net Assets	$2,041,655,085	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.
(2)	Non-income producing security.
(3)	All or a portion of this Loan is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Rate shown is the 7-day yield as of September 30, 2017.

Reference Rate Abbreviations:

PRIME             -        Federal Reserve Bank Prime Loan Rate

US0001M        -        1-month LIBOR

US0003M        -        3-month LIBOR

US0006M        -        6-month LIBOR

See Accompanying Notes to Financial Statements

35

Voya Floating Rate Fund	PORTFOLIO OF INVESTMENTS as of SEPTEMBER 30, 2017 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2017
Asset Table
Investments, at fair value
Loans	$—	$1,892,950,157	$—	$1,892,950,157
Equities and Other Assets	—	549,161	—	549,161
Short-Term Investments	216,495,351	4,333,781	—	220,829,132
Total Investments, at fair value	$216,495,351	$1,897,833,099	$—	$2,114,328,450

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At September 30, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $2,126,211,772.

Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,547,148
Gross Unrealized Depreciation	(21,430,470)
Net Unrealized Depreciation	$(11,883,322)

See Accompanying Notes to Financial Statements

36

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Investment Adviser
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Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
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301 Bellevue Parkway
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Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
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Boston, Massachusetts 02199

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Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163315 (0917-111717)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 54.7%
1,424,153		Fannie Mae 2004-28 PZ, 6.000%, 05/25/34	1,843,760	0.2
2,424,778		Fannie Mae 2004-88 ZC, 6.500%, 12/25/34	3,050,524	0.3
9,468,079		Fannie Mae 2005-17 B, 6.500%, (US0001M + 0.000%), 03/25/35	11,076,546	1.0
2,306,481		Fannie Mae 2005-43 PZ, 6.000%, 05/25/35	2,734,016	0.2
1,086,720		Fannie Mae 2007-60 ZB, 4.750%, 05/25/37	1,186,187	0.1
14,058,622	(1)	Fannie Mae 2010-150 PS, 5.363%, (-1.000*US0001M + 6.600%), 12/25/39	1,408,034	0.1
8,688,272	(1)	Fannie Mae 2010-95 SB, 5.363%, (-1.000*US0001M + 6.600%), 09/25/40	1,248,327	0.1
4,400,568		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	4,945,069	0.4
14,032,295	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/42	2,009,701	0.2
310,483		Fannie Mae Grantor Trust 2004-T1 1A1, 6.000%, 01/25/44	351,234	0.0
1,959,903		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/33	2,260,239	0.2
3,512,880		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/33	3,704,500	0.3
6,356,583		Fannie Mae REMIC Trust 2003-76 EZ, 5.000%, 08/25/33	6,988,396	0.6
1,015,309		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/34	1,119,439	0.1
1,761,155	(1)	Fannie Mae REMIC Trust 2005-17 ES, 5.513%, (-1.000*US0001M + 6.750%), 03/25/35	227,003	0.0
1,300,761		Fannie Mae REMIC Trust 2005-59 NQ, 13.782%, (-2.500*US0001M + 16.875%), 05/25/35	1,673,233	0.1
1,235,609		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/35	1,337,956	0.1
429,865		Fannie Mae REMIC Trust 2006-115 ES, 21.611%, (-4.000*US0001M + 26.560%), 12/25/36	626,712	0.1
3,206,287	(1)	Fannie Mae REMIC Trust 2006-36 SP, 5.463%, (-1.000*US0001M + 6.700%), 05/25/36	448,118	0.0
6,107,240	(1)	Fannie Mae REMIC Trust 2006-79 SH, 5.213%, (-1.000*US0001M + 6.450%), 08/25/36	1,207,611	0.1
648,804		Fannie Mae REMIC Trust 2009-12 LK, 8.204%, 03/25/39	708,673	0.1
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/35	2,094,134	0.2
6,000,000		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/39	6,384,900	0.5
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/40	5,688,188	0.5
2,228,363		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	2,361,311	0.2
4,481,137	(1)	Fannie Mae REMIC Trust 2012-128 VS, 5.013%, (-1.000*US0001M + 6.250%), 06/25/42	648,027	0.1
10,924,583	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/27	1,051,359	0.1
5,161,569	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/42	825,133	0.1
4,624,905	(1)	Fannie Mae REMIC Trust 2012-68 SD, 5.463%, (-1.000*US0001M + 6.700%), 06/25/32	822,858	0.1
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/42	3,465,056	0.3
1,733,951	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/42	226,551	0.0
4,832,065	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/33	579,130	0.1
7,813,547		Fannie Mae Series 2016-51 S, 4.683%, (-1.000*US0001M + 5.920%), 10/25/43	8,047,703	0.7
2,855,038		Freddie Mac 3770 GA, 4.500%, 10/15/40	3,122,361	0.3
4,489,036		Freddie Mac REMIC Trust 2005-S001 2A2, 1.387%, (1.000*US0001M + 0.150%), 09/25/45	4,483,512	0.4
709,727		Freddie Mac REMIC Trust 2653 SC, 6.181%, (-0.500*US0001M + 6.800%), 07/15/33	782,758	0.1
1,121,396		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/34	1,284,309	0.1
302,932		Freddie Mac REMIC Trust 3012 ST, 17.516%, (-3.600*US0001M + 21.960%), 04/15/35	429,092	0.0

See Accompanying Notes to Financial Statements

1

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
604,117		Freddie Mac REMIC Trust 3065 DC, 16.157%, (-3.000*US0001M + 19.860%), 03/15/35	900,867	0.1
1,055,435		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/36	1,178,724	0.1
7,180,351	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/36	158,120	0.0
694,699	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/35	131,226	0.0
378,179	(1)	Freddie Mac REMIC Trust 3753 PS, 4.866%, (-1.000*US0001M + 6.100%), 06/15/40	20,752	0.0
1,872,923	(1)	Freddie Mac REMIC Trust 3795 PI, 4.500%, 10/15/35	12,982	0.0
780,685		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/39	825,363	0.1
4,317,294		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/41	4,584,324	0.4
2,270,915	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	279,417	0.0
1,105,848		Freddie Mac Series 4040 UZ, 5.000%, 05/15/42	1,325,078	0.1
320,893	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 6.763%, (-1.000*US0001M + 8.000%), 10/25/23	44,715	0.0
2,001,040		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/34	2,212,172	0.2
4,657,651		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/39	5,694,988	0.5
1,171,842		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/39	1,294,434	0.1
3,652,489		Ginnie Mae 2009-H01 FA, 2.386%, (1.000*US0001M + 1.150%), 11/20/59	3,694,867	0.3
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/40	2,305,150	0.2
3,561,032		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/40	3,937,970	0.3
7,722,704	(2)	Ginnie Mae 2011-70 PO, 05/16/41	6,573,751	0.6
5,468,779		Ginnie Mae 2012-H14 FK, 1.811%, (1.000*US0001M + 0.580%), 07/20/62	5,488,508	0.5
6,382,958	(1)	Ginnie Mae 2014-107 XS, 4.366%, (-1.000*US0001M + 5.600%), 07/16/44	830,533	0.1
3,206,123	(1)	Ginnie Mae 2014-96 SQ, 4.366%, (-1.000*US0001M + 5.600%), 07/16/44	421,081	0.0
4,296,635		Ginnie Mae 2015-H13 FG, 1.631%, (1.000*US0001M + 0.400%), 04/20/65	4,286,027	0.4
31,010,358	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/46	4,880,385	0.4
5,026,082	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/40	543,445	0.0
26,332,367		Ginnie Mae 2016-H20 FB, 1.781%, (1.000*US0001M + 0.550%), 09/20/66	26,355,635	2.3
24,677,681		Ginnie Mae 2016-H23 F, 1.981%, (1.000*US0001M + 0.750%), 10/20/66	24,825,279	2.1
218,790		Ginnie Mae Series 2002-11 TS, 17.297%, (-3.000*US0001M + 21.000%), 02/16/32	282,822	0.0
1,533,901	(1)	Ginnie Mae Series 2002-76 SG, 6.366%, (-1.000*US0001M + 7.600%), 10/16/29	287,362	0.0
5,612,862		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/33	6,042,535	0.5
208,715		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/34	234,464	0.0
1,885,543		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/34	2,094,727	0.2
1,190,486		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/34	1,323,849	0.1
5,067,151		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/34	5,580,541	0.5
230,671		Ginnie Mae Series 2004-87 SB, 6.249%, (-1.154*US0001M + 7.673%), 03/17/33	239,668	0.0
1,889,170	(1)	Ginnie Mae Series 2004-98 SA, 5.464%, (-1.000*US0001M + 6.700%), 11/20/34	394,396	0.0
1,728,100		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/35	1,914,626	0.2
548,912	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/34	103,784	0.0
1,598,987	(1)	Ginnie Mae Series 2005-7 AH, 5.536%, (-1.000*US0001M + 6.770%), 02/16/35	268,543	0.0
1,261,909	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/35	310,953	0.0
894,722		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/35	990,534	0.1
639,125		Ginnie Mae Series 2005-91 UP, 11.831%, (-2.000*US0001M + 14.300%), 09/16/31	765,699	0.1
2,025,000		Ginnie Mae Series 2005-92 PB, 6.000%, 12/20/35	2,325,604	0.2

See Accompanying Notes to Financial Statements

2

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,701,819		Ginnie Mae Series 2005-96 Z, 5.500%, 12/16/35	8,544,133	0.7
10,888,881		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/36	12,991,060	1.1
1,661,523		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/36	1,937,497	0.2
14,386,718	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/36	141,770	0.0
3,209,952		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/36	3,625,857	0.3
2,934,970	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/37	846,027	0.1
139,438		Ginnie Mae Series 2007-37 S, 20.774%, (-3.667*US0001M + 25.300%), 04/16/37	166,301	0.0
187,712		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/37	205,601	0.0
197,801		Ginnie Mae Series 2007-5 MT, 1.456%, (US0001M + 0.220%), 02/20/34	197,405	0.0
3,608,702	(1)	Ginnie Mae Series 2007-53 SC, 5.264%, (-1.000*US0001M + 6.500%), 09/20/37	663,824	0.1
86,877		Ginnie Mae Series 2007-53 SW, 16.497%, (-3.000*US0001M + 20.205%), 09/20/37	120,274	0.0
1,874,136		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/37	2,081,150	0.2
3,476,704		Ginnie Mae Series 2007-63 Z, 6.000%, 10/20/37	3,956,955	0.3
2,525,033		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/38	3,114,967	0.3
978,935	(1)	Ginnie Mae Series 2008-3 SA, 5.314%, (-1.000*US0001M + 6.550%), 01/20/38	175,357	0.0
2,050,730	(1)	Ginnie Mae Series 2008-40 PS, 5.266%, (-1.000*US0001M + 6.500%), 05/16/38	354,382	0.0
4,410,740	(1)	Ginnie Mae Series 2008-82 SA, 4.764%, (-1.000*US0001M + 6.000%), 09/20/38	689,855	0.1
7,151,173	(1)	Ginnie Mae Series 2009-110 SA, 5.116%, (-1.000*US0001M + 6.350%), 04/16/39	830,913	0.1
710,841		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/39	798,689	0.1
2,142,018		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/39	2,380,938	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/39	1,153,976	0.1
4,870,368		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	5,322,334	0.5
4,450,851		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	4,768,665	0.4
2,661,213		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/39	3,135,570	0.3
461,610	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/37	17,657	0.0
1,591,614		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/39	2,261,092	0.2
1,581,195		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/39	2,382,256	0.2
736,637		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/39	972,826	0.1
1,674,350	(1)	Ginnie Mae Series 2009-66 QS, 4.864%, (-1.000*US0001M + 6.100%), 07/20/39	205,665	0.0
2,855,096		Ginnie Mae Series 2009-67 NZ, 6.000%, 08/16/39	3,177,580	0.3
1,604,156	(1)	Ginnie Mae Series 2009-77 SA, 4.916%, (-1.000*US0001M + 6.150%), 09/16/39	247,718	0.0
3,102,294		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/39	3,673,948	0.3
863,483		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/39	1,168,508	0.1
542,358		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/39	612,847	0.1
4,366,438	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	630,735	0.1
3,281,184	(1)	Ginnie Mae Series 2010-116 NS, 5.416%, (-1.000*US0001M + 6.650%), 09/16/40	540,735	0.0
388,702	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/40	52,086	0.0
1,000,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/40	1,108,577	0.1
2,342,148	(1)	Ginnie Mae Series 2010-158 SA, 4.814%, (-1.000*US0001M + 6.050%), 12/20/40	383,699	0.0
1,230,400	(1)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	58,636	0.0
6,463,463	(1)	Ginnie Mae Series 2010-166 GS, 4.764%, (-1.000*US0001M + 6.000%), 12/20/40	996,640	0.1

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,447,360	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/39	419,846	0.0
3,125,000		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/40	3,360,496	0.3
6,367,448		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/40	6,616,843	0.6
1,061,845	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/39	136,586	0.0
1,600,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/40	1,805,697	0.2
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/40	639,659	0.1
5,448,605		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/39	6,285,601	0.5
2,718,508		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	2,950,096	0.3
12,479,917		Ginnie Mae Series 2010-61 EZ, 5.000%, 05/20/40	13,606,568	1.2
1,168,146	(1)	Ginnie Mae Series 2010-85 NI, 5.000%, 01/20/38	51,700	0.0
30,298	(1)	Ginnie Mae Series 2010-89 KI, 4.500%, 12/20/37	305	0.0
1,927,383	(1)	Ginnie Mae Series 2010-9 SB, 5.264%, (-1.000*US0001M + 6.500%), 09/20/38	115,531	0.0
7,828,216		Ginnie Mae Series 2010-H01 FA, 2.056%, (1.000*US0001M + 0.820%), 01/20/60	7,891,108	0.7
9,230,594		Ginnie Mae Series 2010-H10 FB, 2.236%, (1.000*US0001M + 1.000%), 05/20/60	9,379,258	0.8
9,879,114		Ginnie Mae Series 2010-H10 FC, 2.236%, (1.000*US0001M + 1.000%), 05/20/60	10,015,467	0.9
10,927,633		Ginnie Mae Series 2010-H20 AF, 1.561%, (1.000*US0001M + 0.330%), 10/20/60	10,858,367	0.9
710,899	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/41	113,343	0.0
250,360		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	278,810	0.0
637,123		Ginnie Mae Series 2011-169 BG, 5.415%, 04/16/39	690,483	0.1
6,499,609		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/41	6,962,844	0.6
1,720,056		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/40	1,849,767	0.2
11,243,668	(1)	Ginnie Mae Series 2011-73 LS, 5.454%, (-1.000*US0001M + 6.690%), 08/20/39	1,282,669	0.1
2,608,588		Ginnie Mae Series 2011-85 LC, 4.000%, 10/20/40	2,721,826	0.2
1,505,679		Ginnie Mae Series 2011-H07 FA, 1.731%, (1.000*US0001M + 0.500%), 02/20/61	1,506,308	0.1
3,038,615	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/39	411,783	0.0
4,102,951	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/40	437,111	0.0
1,076,683	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/42	162,715	0.0
13,006,431	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/37	1,348,750	0.1
810,689	(1)	Ginnie Mae Series 2012-34 MS, 5.466%, (-1.000*US0001M + 6.700%), 04/16/41	139,062	0.0
337,488		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	347,972	0.0
4,103,237		Ginnie Mae Series 2012-43 MB, 4.000%, 04/20/42	4,370,823	0.4
7,186,314	(1)	Ginnie Mae Series 2012-48 SA, 5.416%, (-1.000*US0001M + 6.650%), 04/16/42	1,583,533	0.1
9,672,824	(1)	Ginnie Mae Series 2012-60 SG, 4.866%, (-1.000*US0001M + 6.100%), 05/16/42	1,733,065	0.1
2,687,202	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/41	385,404	0.0
12,593	(1)	Ginnie Mae Series 2012-98 WI, 4.500%, 02/20/38	140	0.0
2,827,041		Ginnie Mae Series 2012-H11 VA, 1.881%, (1.000*US0001M + 0.650%), 05/20/62	2,840,509	0.2
31,483,877		Ginnie Mae Series 2012-H12 FB, 2.281%, (1.000*US0001M + 1.050%), 02/20/62	32,004,589	2.8
2,165,460		Ginnie Mae Series 2012-H20 BA, 1.791%, (1.000*US0001M + 0.560%), 09/20/62	2,170,302	0.2
4,464,688		Ginnie Mae Series 2012-H29 SA, 1.746%, (1.000*US0001M + 0.515%), 10/20/62	4,462,595	0.4
3,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/39	3,233,012	0.3
2,544,066		Ginnie Mae Series 2013-148 YA, 4.500%, 09/20/40	2,628,145	0.2

See Accompanying Notes to Financial Statements

4

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,270,594		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/43	1,203,270	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/43	631,094	0.1
2,044,611	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/42	325,958	0.0
10,611,625	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/42	1,710,774	0.1
5,824,237	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/40	529,632	0.0
2,670,405		Ginnie Mae Series 2013-H08 BF, 1.631%, (1.000*US0001M + 0.400%), 03/20/63	2,657,132	0.2
5,898,726		Ginnie Mae Series 2013-H10 FT, 1.680%, (1.000*H15T1Y + 0.450%), 04/20/63	5,920,542	0.5
4,320,639		Ginnie Mae Series 2013-H14 FC, 1.701%, (1.000*US0001M + 0.470%), 06/20/63	4,315,290	0.4
1,512,085		Ginnie Mae Series 2013-H18 BA, 1.831%, (1.000*US0001M + 0.600%), 07/20/63	1,517,259	0.1
4,686,327		Ginnie Mae Series 2013-H19 DF, 1.881%, (1.000*US0001M + 0.650%), 05/20/63	4,706,337	0.4
10,823,078		Ginnie Mae Series 2013-H19 FC, 1.831%, (1.000*US0001M + 0.600%), 08/20/63	10,860,108	0.9
3,605,798		Ginnie Mae Series 2013-H20 FB, 2.231%, (1.000*US0001M + 1.000%), 08/20/63	3,659,129	0.3
4,487,856		Ginnie Mae Series 2013-H23 FA, 2.531%, (1.000*US0001M + 1.300%), 09/20/63	4,601,647	0.4
9,894,259		Ginnie Mae Series 2013-H23 TA, 1.951%, (1.000*US0001M + 0.720%), 09/20/63	9,954,869	0.9
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/44	2,998,793	0.3
5,474,182		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/44	5,813,817	0.5
5,206,860	(1)	Ginnie Mae Series 2014-30 ES, 3.764%, (-1.000*US0001M + 5.000%), 03/20/40	617,388	0.1
12,342,853		Ginnie Mae Series 2015-10 Q, 2.264%, 10/20/44	11,560,751	1.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/45	12,695,776	1.1
4,334,037	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/44	760,480	0.1
11,819,267		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/44	11,912,297	1.0
48,471,693		Ginnie Mae Series 2015-H31 FT, 1.881%, (1.000*US0001M + 0.650%), 11/20/65	48,689,665	4.2
18,581,279	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/46	3,528,053	0.3
9,302,263		Ginnie Mae Series 2016-5 AB, 4.677%, 01/20/46	10,016,930	0.9
30,331,492		Ginnie Mae Series 2016-H08 FT, 1.951%, (1.000*US0001M + 0.720%), 02/20/66	30,526,360	2.6
1,148,144		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/41	1,196,550	0.1

	Total Collateralized Mortgage Obligations
	(Cost $631,688,232)		635,820,854	54.7

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
756,130		Ginnie Mae 2004-23 Z, 5.565%, 03/16/44	802,560	0.1
11,882,982	(1)	Ginnie Mae 2006-67 IO, 0.360%, 11/16/46	70,214	0.0
2,130,348		Ginnie Mae 2007-52 Z, 4.350%, 01/16/48	2,244,018	0.2
2,018,495		Ginnie Mae 2008-39 Z, 4.500%, 02/16/48	2,185,126	0.2
245,467	(1)	Ginnie Mae 2008-45 IO, 0.670%, 02/16/48	1,726	0.0
1,566,905		Ginnie Mae 2008-48 Z, 4.865%, 04/16/48	1,604,293	0.1
746,104		Ginnie Mae 2009-115 D, 4.632%, 01/16/50	772,074	0.1
4,811,937		Ginnie Mae 2009-60 Z, 4.910%, 06/16/49	5,015,806	0.4
6,676,631	(1)	Ginnie Mae 2010-122 IO, 0.252%, 02/16/44	129,322	0.0
110,859	(1)	Ginnie Mae 2010-123 IA, 1.942%, 10/16/52	4,487	0.0
31,658,452	(1)	Ginnie Mae 2011-47 IO, 0.020%, 01/16/51	347,986	0.0
1,244,439		Ginnie Mae 2011-53 B, 4.397%, 05/16/51	1,313,669	0.1
4,000,000		Ginnie Mae 2011-95 C, 3.526%, 01/16/40	4,084,499	0.4

	Total Commercial Mortgage-Backed Securities
	(Cost $18,362,181)		18,575,780	1.6

ASSET-BACKED SECURITIES: 0.8%
		Other Asset-Backed Securities: 0.8%
1,527,168		Fannie Mae Grantor Trust 2003-T4 2A6, 4.761%, 07/26/33	1,608,769	0.2
173,205		Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/32	185,014	0.0
192,410		Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/33	196,261	0.0

See Accompanying Notes to Financial Statements

5

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
239,164		Fannie Mae REMIC Trust 2002-W2 AF6, 6.500%, 05/25/32	247,015	0.0
6,769,249		Fannie Mae REMIC Trust 2003-W16 AF5, 4.400%, 11/25/33	6,914,878	0.6

	Total Asset-Backed Securities
	(Cost $9,018,229)		9,151,937	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 68.8%
		Federal Home Loan Mortgage Corporation: 2.5%(3)
24,088,000	(4)	4.000%, 06/15/40	25,325,803	2.2
158,748		5.290%, 10/01/37	173,662	0.0
28,901		5.410%, 07/01/37	31,756	0.0
21,477		5.410%, 08/01/37	23,593	0.0
28,132		5.410%, 08/01/37	30,900	0.0
68,572		5.440%, 01/01/37	75,403	0.0
25,123		5.440%, 02/01/37	27,635	0.0
55,676		5.440%, 04/01/37	61,221	0.0
45,446		5.440%, 08/01/37	49,960	0.0
61,439		5.440%, 09/01/37	67,568	0.0
32,653		5.440%, 02/01/38	35,918	0.0
9,267		5.440%, 06/01/38	10,187	0.0
115,150		5.450%, 12/01/37	125,938	0.0
149,582		5.450%, 12/01/37	162,922	0.0
167,575		5.460%, 05/01/37	185,362	0.0
76,444		5.460%, 08/01/37	84,076	0.0
42,198		5.460%, 01/01/38	46,154	0.0
90,842		5.480%, 08/01/37	99,982	0.0
116,825		5.480%, 10/01/37	127,597	0.0
240,972		5.500%, 08/01/37	268,309	0.1
101,869		5.500%, 11/01/37	112,148	0.0
30,923		5.500%, 04/01/38	34,074	0.0
41,930		5.520%, 09/01/37	46,223	0.0
19,546		5.520%, 10/01/37	21,547	0.0
34,066		5.520%, 01/01/38	37,565	0.0
70,566		5.620%, 12/01/36	78,103	0.0
109,031		5.620%, 03/01/37	120,669	0.0
74,574		5.620%, 08/01/37	82,545	0.0
55,011		5.620%, 12/01/37	60,885	0.0
380,547		5.625%, 12/01/36	422,649	0.1
40,659		5.625%, 01/01/37	44,996	0.0
297,516		5.625%, 01/01/37	329,464	0.1
31,720		5.625%, 02/01/37	35,099	0.0
71,726		5.625%, 03/01/37	79,380	0.0
190,497		5.625%, 03/01/37	210,851	0.0
102,384		5.625%, 06/01/37	113,305	0.0
48,006		5.625%, 07/01/37	53,141	0.0
92,369		5.625%, 07/01/37	102,255	0.0
121,498		5.625%, 02/01/38	134,531	0.0
106,395		6.090%, 12/01/37	119,286	0.0
12,415		7.500%, 01/01/30	14,493	0.0
9,928		8.000%, 01/01/30	9,963	0.0
8,479		9.500%, 07/01/20	8,499	0.0
			29,285,617	2.5

		Federal National Mortgage Association: 8.7%(3)
4,700,000	(4)	3.000%, 07/25/42	4,708,445	0.4
5,293,213		3.000%, 12/01/42	5,341,376	0.5
4,659,924		3.000%, 08/01/43	4,702,374	0.4
28,644,534		3.500%, 01/01/44	29,681,700	2.6
9,335,347		3.500%, 03/01/46	9,701,429	0.9
15,624,517		4.000%, 05/01/42	16,651,620	1.4
9,240,778		4.000%, 01/01/45	9,910,018	0.9
2,237,704		4.000%, 05/01/45	2,358,737	0.2
920,379		4.250%, 08/01/35	988,006	0.1
395,754		4.750%, 11/01/34	429,190	0.1
782,871		4.750%, 11/01/34	857,365	0.1
710,001		4.750%, 02/01/35	777,579	0.1
807,083		4.750%, 04/01/35	885,758	0.1
953,915		4.750%, 05/01/35	1,045,430	0.1
148,871		4.750%, 07/01/35	160,938	0.0
1,019,261		4.750%, 07/01/35	1,116,748	0.1
158,959		5.000%, 02/01/33	173,402	0.0
155,282		5.000%, 07/01/33	169,391	0.0
95,401		5.000%, 03/01/36	104,070	0.0
415,259		5.000%, 05/01/36	456,151	0.1
169,044		5.030%, 05/01/37	184,404	0.0
307,359		5.030%, 09/01/37	335,764	0.0
53,691		5.155%, 11/01/36	58,773	0.0
370,429		5.155%, 01/01/37	406,014	0.0
3,856		5.250%, 06/01/29	4,206	0.0
89,888		5.250%, 04/01/32	98,733	0.0
176,216		5.250%, 04/01/32	193,563	0.0
30,368		5.280%, 11/01/36	33,345	0.0
213,432		5.280%, 11/01/36	234,489	0.0
51,215		5.280%, 01/01/37	56,245	0.0
78,522		5.290%, 06/01/37	86,335	0.0
397,821		5.290%, 08/01/37	437,604	0.1
364,247		5.290%, 09/01/37	400,664	0.0
84,587		5.290%, 09/01/37	93,024	0.0
370,036		5.290%, 09/01/37	392,215	0.0
413,198		5.290%, 09/01/37	448,356	0.1
504,095		5.290%, 11/01/37	546,094	0.1
91,329		5.290%, 12/01/37	102,398	0.0
292,967		5.290%, 04/01/38	324,948	0.0
59,155		5.300%, 09/01/36	64,990	0.0
43,285		5.300%, 10/01/36	47,546	0.0
27,361		5.300%, 10/01/36	30,069	0.0
138,091		5.300%, 12/01/36	151,700	0.0
160,133		5.300%, 12/01/36	176,009	0.0
74,953		5.300%, 02/01/37	82,358	0.0
156,102		5.300%, 05/01/37	171,665	0.0
433,451		5.300%, 08/01/37	477,802	0.1
67,910		5.350%, 04/01/29	75,384	0.0
48,541		5.350%, 09/01/29	53,982	0.0
307,373		5.390%, 12/01/37	338,936	0.0
76,696		5.390%, 05/01/38	86,539	0.0
291,326		5.405%, 11/01/36	321,176	0.0
335,159		5.405%, 02/01/37	369,566	0.0
173,806		5.440%, 08/01/47	186,138	0.0
169,013		5.440%, 08/01/47	184,257	0.0
305,389		5.440%, 08/01/47	327,520	0.0
295,333		5.440%, 08/01/47	322,073	0.0
185,480		5.440%, 09/01/47	198,705	0.0
502,082		5.440%, 10/01/47	548,371	0.1
99,281		5.440%, 05/01/48	108,032	0.0
117,738		5.620%, 12/01/36	125,673	0.0
78,801		5.640%, 04/01/37	89,263	0.0
170,949		5.740%, 07/01/37	190,639	0.0
114,258		5.740%, 07/01/37	127,488	0.0
203,478		5.740%, 08/01/37	216,534	0.0
143,367		5.740%, 08/01/37	159,939	0.0
94,987		5.740%, 08/01/37	105,954	0.0
53,932		5.875%, 06/01/35	56,081	0.0
155,985		5.890%, 07/01/47	169,219	0.0
116,398		5.890%, 08/01/47	126,224	0.0
375,603		5.890%, 08/01/47	408,455	0.1
117,857		5.890%, 10/01/47	128,759	0.0
56,317		5.900%, 09/01/28	62,951	0.0
109,358		6.600%, 07/01/27	117,801	0.0
78,651		6.600%, 09/01/27	84,703	0.0
39,125		6.600%, 11/01/27	39,478	0.0
79,020		6.600%, 06/01/28	82,986	0.0
20,673		7.500%, 05/01/28	20,854	0.0
			101,292,720	8.7

See Accompanying Notes to Financial Statements

6

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 57.6%
757,571		3.000%, 11/20/45	769,093	0.1
361,850		3.000%, 12/20/45	367,542	0.0
125,776		3.000%, 12/20/45	127,688	0.0
520,420		3.000%, 12/20/45	528,878	0.1
558,158		3.000%, 01/20/46	567,287	0.1
5,393,785		3.380%, (US0001M + 2.161%), 10/20/63	5,819,519	0.5
132,057,000	(4)	3.500%, 07/20/42	137,068,459	11.8
6,348,937		3.500%, 09/20/45	6,610,818	0.6
3,300,484		3.500%, 08/20/46	3,432,377	0.3
9,515,420		3.500%, 08/20/46	9,946,891	0.9
1,710,309		3.500%, 09/20/46	1,787,117	0.2
11,215,640		3.500%, 09/20/46	11,749,128	1.0
1,745,921		3.500%, 09/20/46	1,821,003	0.2
7,036,937		3.500%, 09/20/46	7,339,578	0.6
2,062,345		3.500%, 09/20/46	2,150,076	0.2
1,465,601		3.500%, 09/20/46	1,528,636	0.1
3,166,405		3.500%, 09/20/46	3,316,999	0.3
3,530,986		3.500%, 09/20/46	3,681,892	0.3
4,055,338		3.500%, 09/20/46	4,248,208	0.4
2,918,948		3.500%, 09/20/46	3,043,699	0.3
1,096,072		3.500%, 09/20/46	1,143,211	0.1
1,496,354		3.500%, 09/20/46	1,562,101	0.1
6,820,463		3.500%, 10/20/46	7,113,785	0.6
1,142,559		3.500%, 10/20/46	1,189,688	0.1
3,856,738		3.500%, 10/20/46	4,015,816	0.4
7,400,306		3.500%, 10/20/46	7,717,689	0.7
1,068,509		3.500%, 10/20/46	1,122,717	0.1
1,578,022		3.500%, 10/20/46	1,653,061	0.2
1,761,438		3.500%, 10/20/46	1,831,831	0.2
3,500,266		3.500%, 10/20/46	3,654,065	0.3
2,731,561		3.500%, 10/20/46	2,850,309	0.3
1,636,522		3.500%, 10/20/46	1,701,910	0.2
3,672,093		3.500%, 10/20/46	3,830,023	0.3
1,745,580		3.500%, 10/20/46	1,816,952	0.2
5,607,446		3.500%, 11/20/46	5,872,460	0.5
5,689,540		3.500%, 11/20/46	5,958,949	0.5
4,788,942		3.500%, 11/20/46	4,999,351	0.4
3,025,092		3.500%, 11/20/46	3,155,782	0.3
5,389,851		3.500%, 11/20/46	5,611,407	0.5
3,546,479		3.500%, 11/20/46	3,700,656	0.3
2,478,089		3.500%, 11/20/46	2,581,078	0.2
1,235,292		3.500%, 11/20/46	1,288,423	0.1
1,079,672		3.500%, 03/20/47	1,124,205	0.1
1,123,303		3.500%, 04/20/47	1,169,636	0.1
1,821,721		3.500%, 04/20/47	1,914,136	0.2
1,089,360		3.500%, 04/20/47	1,139,621	0.1
6,799,922		3.750%, 05/20/42	7,122,776	0.6
7,745,450		3.750%, 05/20/42	8,112,392	0.7
158,804		4.000%, 05/20/33	169,380	0.0
173,382		4.000%, 08/15/33	183,007	0.0
52,080		4.000%, 01/15/34	54,979	0.0
174,222		4.000%, 03/15/34	183,894	0.0
2,044,649		4.000%, 05/20/34	2,169,090	0.2
2,030,972		4.000%, 07/20/34	2,141,581	0.2
1,436,832		4.000%, 07/20/34	1,515,121	0.1
161,532		4.000%, 08/20/35	170,375	0.0
327,609		4.000%, 05/15/40	345,821	0.0
2,856,814		4.000%, 09/20/40	2,958,600	0.3
46,528,000	(4)	4.000%, 06/20/41	49,001,616	4.2
4,635,199		4.000%, 07/20/41	4,844,821	0.4
16,242,347		4.000%, 08/20/42	17,236,021	1.5
937,627		4.000%, 09/15/42	994,113	0.1
3,277,204		4.000%, 10/20/43	3,462,695	0.3
4,454,292		4.000%, 12/20/44	4,733,146	0.4
4,580,588		4.000%, 01/20/45	4,867,345	0.4
517,135		4.000%, 12/20/45	546,701	0.1
8,302,748		4.000%, 01/20/46	8,771,869	0.8
1,221,578		4.000%, 01/20/46	1,289,431	0.1
7,014,233		4.000%, 03/20/46	7,422,141	0.7
21,689		4.500%, 07/20/36	23,165	0.0
12,148		4.500%, 08/20/36	12,975	0.0
1,458,762		4.500%, 10/15/39	1,589,686	0.2
904,405		4.500%, 11/15/39	985,675	0.1
1,078,340		4.500%, 11/15/39	1,162,594	0.1
320,505		4.500%, 12/15/39	349,301	0.0
849,599		4.500%, 01/15/40	911,600	0.1
105,410		4.500%, 01/20/40	109,494	0.0
3,289,887		4.500%, 02/15/40	3,534,039	0.3
530,634		4.500%, 06/15/40	570,354	0.1
152,496		4.500%, 07/20/40	158,408	0.0
656,986		4.500%, 08/20/40	682,160	0.1
2,080,346		4.500%, 09/20/41	2,237,722	0.2
1,471,165		4.530%, 07/20/62	1,561,955	0.1
8,127,047		4.619%, 09/20/61	8,725,136	0.8
792,219		4.700%, 08/20/62	839,911	0.1
1,137,874		4.750%, 06/15/29	1,240,814	0.1
251,226		4.750%, 01/15/30	273,633	0.0
440,566		4.750%, 09/15/34	480,465	0.1
2,665,564		4.871%, 06/20/61	2,720,384	0.2
7,088		5.000%, 05/15/18	7,164	0.0
67,185		5.000%, 03/20/24	72,299	0.0
236,151		5.000%, 04/15/29	257,810	0.0
303,437		5.000%, 04/15/30	332,436	0.0
1,556,805		5.000%, 04/20/30	1,649,255	0.2
322,197		5.000%, 10/15/30	353,010	0.0
367,451		5.000%, 07/15/33	402,716	0.0
90,393		5.000%, 03/15/34	100,431	0.0
314,752		5.000%, 04/15/34	343,838	0.0
81,041		5.000%, 04/15/34	88,534	0.0
78,091		5.000%, 01/15/35	85,333	0.0
378,122		5.000%, 03/15/35	413,758	0.0
29,962		5.000%, 03/15/35	32,767	0.0
156,402		5.000%, 04/15/35	170,916	0.0
166,866		5.000%, 04/15/35	182,372	0.0
471,259		5.000%, 04/15/35	521,830	0.1
85,471		5.000%, 04/15/35	94,105	0.0
44,209		5.000%, 05/15/35	49,403	0.0
130,485		5.000%, 05/20/35	142,689	0.0
85,766		5.000%, 06/15/35	93,699	0.0
72,523		5.000%, 09/15/35	79,233	0.0
654,422		5.000%, 11/20/35	715,432	0.1
326,386		5.000%, 04/20/36	356,872	0.0
158,460		5.000%, 02/15/38	173,230	0.0
47,862		5.000%, 06/20/38	49,016	0.0
44,147		5.000%, 08/20/38	45,804	0.0
193,644		5.000%, 10/20/38	200,712	0.0
109,173		5.000%, 11/20/38	113,270	0.0
314,906		5.000%, 01/20/39	326,721	0.0
256,923		5.000%, 02/15/39	280,998	0.0
319,239		5.000%, 03/15/39	350,247	0.0
1,119,108		5.000%, 11/15/39	1,249,675	0.1
347,699		5.000%, 11/15/39	379,789	0.0
1,369,907		5.000%, 11/15/39	1,528,870	0.1
308,823		5.000%, 04/15/40	337,649	0.0
1,619,445		5.000%, 05/15/40	1,801,297	0.2
1,150,352		5.000%, 09/15/40	1,264,700	0.1
1,589,749		5.000%, 07/20/41	1,738,231	0.2
93,273		5.250%, 01/15/24	103,618	0.0
157,195		5.250%, 06/15/28	174,526	0.0
130,695		5.250%, 06/15/29	145,123	0.0
1,607,123		5.250%, 01/20/36	1,783,136	0.2
280,927		5.290%, 07/20/37	304,178	0.0
346,936		5.290%, 08/20/37	375,640	0.0
149,455		5.290%, 08/20/37	162,597	0.0
395,587		5.290%, 09/20/37	428,333	0.1
421,215		5.290%, 09/20/37	456,077	0.1
130,888		5.290%, 01/20/38	141,718	0.0

See Accompanying Notes to Financial Statements

7

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: (continued)
14,153	5.350%, 01/15/29	15,655	0.0
78,780	5.350%, 01/20/29	85,371	0.0
54,283	5.350%, 02/20/29	58,851	0.0
167,591	5.350%, 04/20/29	181,716	0.0
65,043	5.350%, 06/20/29	70,515	0.0
49,201	5.350%, 08/20/29	53,349	0.0
53,610	5.350%, 10/20/29	58,071	0.0
31,360	5.350%, 11/20/29	33,942	0.0
135,902	5.390%, 05/15/38	150,841	0.0
333,815	5.390%, 08/20/38	369,804	0.0
176,924	5.390%, 09/15/38	196,371	0.0
64,254	5.390%, 08/15/39	71,220	0.0
103,073	5.390%, 02/15/40	114,185	0.0
27,510	5.480%, 09/20/37	29,947	0.0
148,548	5.500%, 08/15/24	156,361	0.0
96,608	5.500%, 08/20/24	105,157	0.0
2,021	5.500%, 04/20/29	2,201	0.0
435,926	5.500%, 09/15/29	489,275	0.1
240,421	5.500%, 10/15/29	269,866	0.0
63,824	5.500%, 12/20/32	71,296	0.0
225,752	5.500%, 08/20/33	252,571	0.0
77,088	5.500%, 11/20/33	78,900	0.0
64,482	5.500%, 12/20/33	72,136	0.0
75,880	5.500%, 03/20/34	77,679	0.0
382,466	5.500%, 04/20/34	427,796	0.1
7,015	5.500%, 04/20/34	7,610	0.0
293,263	5.500%, 04/20/34	305,777	0.0
201,366	5.500%, 06/20/34	219,078	0.0
98,298	5.500%, 06/20/34	100,631	0.0
88,329	5.500%, 07/20/34	96,097	0.0
117,251	5.500%, 07/20/34	127,698	0.0
122,227	5.500%, 01/20/35	126,841	0.0
329,728	5.500%, 05/15/35	368,021	0.0
173,357	5.500%, 05/20/35	188,804	0.0
90,928	5.500%, 06/20/35	98,917	0.0
693,200	5.500%, 07/15/35	785,644	0.1
588,792	5.500%, 08/15/35	661,180	0.1
243,525	5.500%, 09/20/35	264,951	0.0
172,922	5.500%, 04/15/36	192,764	0.0
87,212	5.500%, 06/20/36	96,074	0.0
14,381	5.500%, 06/20/38	15,090	0.0
37,838	5.500%, 08/20/38	39,702	0.0
64,258	5.500%, 09/20/38	67,425	0.0
7,538	5.500%, 10/20/38	7,904	0.0
90,142	5.500%, 11/20/38	94,584	0.0
9,214	5.500%, 12/20/38	9,667	0.0
97,216	5.500%, 01/15/39	108,371	0.0
11,144	5.500%, 01/20/39	11,651	0.0
176,209	5.500%, 03/20/39	184,232	0.0
32,295	5.500%, 06/15/39	36,001	0.0
18,578	5.500%, 06/20/39	19,424	0.0
65,585	5.500%, 10/20/39	72,402	0.0
282,283	5.500%, 09/15/40	314,674	0.0
77,300	5.740%, 08/20/37	85,148	0.0
141,662	5.740%, 08/20/37	156,046	0.0
281,133	5.740%, 09/20/37	309,688	0.0
377,011	5.740%, 09/20/37	415,283	0.1
92,448	5.740%, 09/20/37	101,837	0.0
452,889	5.740%, 10/20/37	501,610	0.1
109,778	5.740%, 04/20/38	120,923	0.0
203,681	5.750%, 11/15/24	214,949	0.0
1,101,539	5.750%, 07/15/29	1,217,296	0.1
890,964	5.750%, 08/15/29	983,210	0.1
1,005,349	5.750%, 11/15/29	1,112,077	0.1
155,539	5.750%, 11/15/29	171,795	0.0
20,026	5.900%, 03/20/28	22,208	0.0
75,359	5.900%, 05/20/28	83,597	0.0
24,475	5.900%, 08/20/28	27,106	0.0
49,489	5.900%, 09/20/28	54,890	0.0
1,507,165	5.970%, 11/15/31	1,523,158	0.1
51,848	6.000%, 01/20/24	54,285	0.0
142,615	6.000%, 10/15/25	160,391	0.0
359,592	6.000%, 04/15/26	389,113	0.0
51,829	6.000%, 10/20/27	57,764	0.0
199,269	6.000%, 05/15/29	216,087	0.0
204,970	6.000%, 07/15/29	229,137	0.0
117,016	6.000%, 10/20/34	133,825	0.0
253,795	6.000%, 03/15/37	286,423	0.0
5,513	6.000%, 09/20/37	5,522	0.0
15,540	6.000%, 05/20/38	17,124	0.0
194,195	6.000%, 08/20/38	209,126	0.0
49,188	6.000%, 09/20/38	52,971	0.0
94,639	6.000%, 10/20/38	101,935	0.0
231,919	6.000%, 11/15/38	261,571	0.0
298,474	6.000%, 12/15/38	336,635	0.0
244,427	6.000%, 12/15/38	275,678	0.0
538,673	6.000%, 08/15/39	607,545	0.1
630,152	6.000%, 08/15/39	716,006	0.1
11,401	6.250%, 09/15/20	12,318	0.0
124,791	6.490%, 01/15/28	140,747	0.0
42,159	6.500%, 07/20/29	48,783	0.0
56,315	6.500%, 07/20/32	57,801	0.0
235,010	6.500%, 02/15/34	256,105	0.0
2,027	6.500%, 09/20/34	2,220	0.0
15,380	7.500%, 08/20/27	18,071	0.0
184,332,000	(4) 16.000%, 05/20/45	186,909,760	16.1
		669,323,247	57.6

	Total U.S. Government Agency Obligations
	(Cost $797,651,302)	799,901,584	68.8

	Total Long-Term Investments
	(Cost $1,456,719,944)	1,463,450,155	125.9

SHORT-TERM INVESTMENTS: 2.6%
	U.S. Treasury Bills: 2.6%
30,000,000	United States Cash Management Bill, 01/02/18
	(Cost $29,918,783)	29,920,184	2.6

	Total Short-Term Investments
	(Cost $29,918,783)	29,920,184	2.6

	Total Investments in Securities (Cost $1,486,638,727)	$1,493,370,339	128.5
	Liabilities in Excess of Other Assets	(331,581,914)	(28.5)
	Net Assets	$1,161,788,425	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Settlement is on a when-issued or delayed-delivery basis.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

8

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 97.1%
		Basic Materials: 7.3%
2,225,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	2,275,062	0.4
1,240,000	(2)	ArcelorMittal, 6.125%, 06/01/25	1,432,200	0.2
1,000,000		ArcelorMittal, 6.000%, 03/01/21	1,102,500	0.2
1,635,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/23	1,679,962	0.3
1,470,000	(1)	Cascades, Inc., 5.500%, 07/15/22	1,532,475	0.2
1,125,000		Chemours Co/The, 5.375%, 05/15/27	1,172,812	0.2
445,000	(1)	Cleveland-Cliffs, Inc., 5.750%, 03/01/25	428,869	0.1
920,000	(1)	Constellium NV, 5.750%, 05/15/24	924,600	0.1
1,050,000	(1),(2)	Constellium NV, 6.625%, 03/01/25	1,077,562	0.2
250,000	(1)	Constellium NV, 7.875%, 04/01/21	265,937	0.0
940,000	(1)	Ferroglobe PLC / Globe Specialty Metals, Inc., 9.375%, 03/01/22	1,009,325	0.2
1,900,000	(2)	Freeport-McMoRan, Inc., 4.550%, 11/14/24	1,911,400	0.3
2,000,000		Freeport-McMoRan, Inc., 5.450%, 03/15/43	1,878,750	0.3
1,450,000		Hexion, Inc., 6.625%, 04/15/20	1,305,000	0.2
975,000	(1),(2)	Hexion, Inc., 10.375%, 02/01/22	940,875	0.2
955,000	(1)	Hexion, Inc., 13.750%, 02/01/22	787,875	0.1
550,000		Huntsman International LLC, 4.875%, 11/15/20	585,063	0.1
1,080,000		Huntsman International LLC, 5.125%, 11/15/22	1,166,400	0.2
1,925,000	(1)	IAMGOLD Corp., 7.000%, 04/15/25	2,038,094	0.3
2,000,000	(1),(2)	INEOS Group Holdings SA, 5.625%, 08/01/24	2,082,500	0.3
2,100,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 10.500%, 04/15/23	2,409,750	0.4
2,000,000	(3),(4)	Momentive Performance Materials, Inc. Escrow, 8.875%, 10/15/20	–	–
1,500,000		Momentive Performance Materials, Inc., 3.880%, 10/24/21	1,520,175	0.2
1,825,000	(1)	NOVA Chemicals Corp., 4.875%, 06/01/24	1,852,375	0.3
2,320,000	(1)	Rayonier AM Products, Inc., 5.500%, 06/01/24	2,259,100	0.4
710,000	(1)	SPCM SA, 4.875%, 09/15/25	736,625	0.1
675,000		Steel Dynamics, Inc., 5.125%, 10/01/21	696,094	0.1
1,425,000		Steel Dynamics, Inc., 5.500%, 10/01/24	1,528,313	0.2
1,115,000		Teck Resources Ltd., 4.750%, 01/15/22	1,184,342	0.2
2,150,000		Teck Resources Ltd., 5.200%, 03/01/42	2,150,000	0.3
1,700,000	(1),(2)	Tronox Finance LLC, 7.500%, 03/15/22	1,799,875	0.3
335,000	(1)	Tronox Finance PLC, 5.750%, 10/01/25	344,213	0.1
330,000	(1)	Valvoline, Inc., 4.375%, 08/15/25	336,221	0.1
1,120,000	(1)	Valvoline, Inc., 5.500%, 07/15/24	1,198,400	0.2
1,105,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/21	1,201,687	0.2
555,000	(1)	WR Grace & Co-Conn, 5.625%, 10/01/24	611,888	0.1
			45,426,319	7.3

		Communications: 18.5%
1,860,000	(1)	Acosta, Inc., 7.750%, 10/01/22	1,348,500	0.2
600,000	(1)	Altice Financing SA, 6.500%, 01/15/22	625,500	0.1
1,000,000	(1)	Altice Finco SA, 8.125%, 01/15/24	1,085,000	0.2
2,000,000	(1),(2)	Altice Luxembourg SA, 7.625%, 02/15/25	2,165,000	0.3
2,170,000	(1)	Altice Luxembourg SA, 7.750%, 05/15/22	2,305,625	0.4
1,110,000		AMC Networks, Inc., 4.750%, 08/01/25	1,123,875	0.2
1,215,000	(1)	Block Communications, Inc., 6.875%, 02/15/25	1,324,714	0.2
1,040,000		Cablevision Systems Corp., 5.875%, 09/15/22	1,079,000	0.2
985,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	1,001,006	0.2
500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	502,500	0.1
1,120,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	1,163,400	0.2
2,895,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	3,046,987	0.5
1,500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 04/01/24	1,595,625	0.2
1,550,000		CenturyLink, Inc., 5.625%, 04/01/20	1,623,160	0.3
1,000,000		CenturyLink, Inc., 5.800%, 03/15/22	1,000,000	0.2
955,000	(1)	Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21	976,487	0.2
270,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	278,437	0.0
730,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	755,550	0.1

See Accompanying Notes to Financial Statements

9

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
105,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	103,950	0.0
2,030,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	2,012,237	0.3
1,740,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/25	1,868,325	0.3
2,585,000		CSC Holdings LLC, 5.250%, 06/01/24	2,620,544	0.4
1,375,000	(1)	CSC Holdings LLC, 6.625%, 10/15/25	1,509,062	0.2
1,800,000	(1)	CSC Holdings LLC, 10.875%, 10/15/25	2,229,750	0.4
1,070,000		DISH DBS Corp., 5.000%, 03/15/23	1,101,431	0.2
1,200,000		DISH DBS Corp., 5.875%, 11/15/24	1,261,740	0.2
1,800,000		DISH DBS Corp., 5.875%, 07/15/22	1,917,000	0.3
1,070,000		DISH DBS Corp., 6.750%, 06/01/21	1,179,675	0.2
1,560,000		DISH DBS Corp., 7.750%, 07/01/26	1,794,000	0.3
1,000,000		Frontier Communications Corp., 7.625%, 04/15/24	765,000	0.1
1,900,000		Frontier Communications Corp., 11.000%, 09/15/25	1,624,500	0.3
1,685,000	(1)	Gray Television, Inc., 5.125%, 10/15/24	1,697,637	0.3
1,800,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	1,534,500	0.2
500,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	483,750	0.1
940,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	895,350	0.1
1,000,000		Lamar Media Corp., 5.875%, 02/01/22	1,032,500	0.2
1,195,000		Level 3 Financing, Inc., 5.125%, 05/01/23	1,218,153	0.2
1,500,000		Level 3 Financing, Inc., 5.250%, 03/15/26	1,540,785	0.2
1,800,000		Level 3 Financing, Inc., 5.375%, 01/15/24	1,847,250	0.3
780,000		LIN Television Corp., 5.875%, 11/15/22	817,050	0.1
2,598,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 04/01/23	2,714,910	0.4
1,000,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 08/15/23	1,082,500	0.2
1,000,000		Netflix, Inc., 5.750%, 03/01/24	1,092,500	0.2
1,600,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/24	1,660,000	0.3
2,925,000	(1)	SFR Group SA, 6.250%, 05/15/24	3,099,769	0.5
1,750,000	(1)	SFR Group SA, 6.000%, 05/15/22	1,830,938	0.3
1,800,000	(1)	SFR Group SA, 7.375%, 05/01/26	1,946,250	0.3
2,230,000	(1)	Plantronics, Inc., 5.500%, 05/31/23	2,319,200	0.4
2,130,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/24	2,225,850	0.4
2,150,000		Sinclair Television Group, Inc., 6.125%, 10/01/22	2,222,563	0.4
500,000	(1)	Sirius XM Radio, Inc., 5.375%, 07/15/26	527,500	0.1
2,250,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/27	2,306,250	0.4
1,660,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/24	1,790,725	0.3
3,000,000		Sprint Communications, Inc., 6.000%, 11/15/22	3,239,100	0.5
5,110,000		Sprint Corp., 7.125%, 06/15/24	5,761,525	0.9
3,250,000		Sprint Corp., 7.250%, 09/15/21	3,619,688	0.6
1,400,000		Sprint Nextel Corp., 6.875%, 11/15/28	1,571,500	0.2
2,593,000		Telecom Italia Capital SA, 6.375%, 11/15/33	2,998,156	0.5
1,375,000		Telecom Italia Capital SA, 6.000%, 09/30/34	1,527,969	0.2
214,000		Telecom Italia Capital SA, 7.200%, 07/18/36	265,349	0.0
1,320,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,489,950	0.2
150,000		T-Mobile USA, Inc., 5.125%, 04/15/25	157,125	0.0
750,000		T-Mobile USA, Inc., 6.125%, 01/15/22	781,875	0.1
1,000,000		T-Mobile USA, Inc., 6.000%, 03/01/23	1,056,250	0.2
1,300,000		T-Mobile USA, Inc., 6.500%, 01/15/26	1,438,125	0.2
1,250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	1,323,438	0.2
250,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	252,813	0.0
2,500,000	(1)	Univision Communications, Inc., 5.125%, 05/15/23	2,556,250	0.4
1,200,000	(1)	Wind Acquisition Finance SA, 4.750%, 07/15/20	1,216,128	0.2
1,310,000	(1)	Wind Acquisition Finance SA, 7.375%, 04/23/21	1,363,219	0.2
2,045,000	(2)	Windstream Services LLC, 7.500%, 04/01/23	1,477,513	0.2
1,000,000	(2)	Windstream Services LLC, 7.750%, 10/15/20	805,000	0.1
1,045,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	1,110,313	0.2
500,000		Zayo Group LLC / Zayo Capital, Inc., 6.375%, 05/15/25	540,690	0.1

See Accompanying Notes to Financial Statements

10

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,140,000		Zayo Group LLC / Zayo Capital, Inc., 6.000%, 04/01/23	2,275,783	0.4
			115,701,269	18.5

		Consumer, Cyclical: 17.2%
865,000	(1),(5)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	884,463	0.1
1,625,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	1,661,563	0.3
1,750,000	(1)	Adient Global Holdings Ltd., 4.875%, 08/15/26	1,798,125	0.3
420,000	(1)	Allison Transmission, Inc., 4.750%, 10/01/27	423,675	0.1
750,000		AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	740,625	0.1
1,705,000	(1)	American Greetings Corp., 7.875%, 02/15/25	1,854,187	0.3
2,050,000	(1)	American Tire Distributors, Inc., 10.250%, 03/01/22	2,147,990	0.3
2,345,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	2,462,250	0.4
1,270,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/25	1,263,650	0.2
1,231,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 02/15/21	1,261,775	0.2
2,130,000		AV Homes, Inc., 6.625%, 05/15/22	2,199,225	0.4
2,670,000		Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.000%, 10/01/20	2,736,750	0.4
1,465,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.375%, 05/01/22	1,587,694	0.3
1,700,000		CalAtlantic Group, Inc., 5.250%, 06/01/26	1,765,875	0.3
2,000,000		Caleres, Inc., 6.250%, 08/15/23	2,102,500	0.3
495,000	(1),(2)	Carlson Travel, Inc., 6.750%, 12/15/23	492,525	0.1
490,000	(1)	Carlson Travel, Inc., 9.500%, 12/15/24	466,725	0.1
1,300,000	(1)	Carmike Cinemas, Inc., 6.000%, 06/15/23	1,374,750	0.2
1,940,000	(1)	CCM Merger, Inc., 6.000%, 03/15/22	2,010,558	0.3
390,000	(1)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	410,475	0.1
2,115,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	2,233,969	0.4
2,980,000	(1)	Century Communities, Inc., 5.875%, 07/15/25	3,002,350	0.5
1,975,000	(1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	2,024,375	0.3
2,985,000		CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/25	2,985,000	0.5
1,960,000		Dana, Inc., 5.500%, 12/15/24	2,067,800	0.3
1,080,000	(1)	DBP Holding Corp., 7.750%, 10/15/20	588,600	0.1
2,585,000		Dollar Tree, Inc., 5.750%, 03/01/23	2,739,066	0.4
1,275,000	(1),(6)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	1,326,000	0.2
2,095,000	(1)	EMI Music Publishing Group North America Holdings, Inc., 7.625%, 06/15/24	2,335,925	0.4
520,000		GLP Capital L.P. / GLP Financing II, Inc., 4.375%, 04/15/21	542,100	0.1
1,040,000		GLP Capital L.P. / GLP Financing II, Inc., 5.375%, 04/15/26	1,137,500	0.2
1,970,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/23	2,066,037	0.3
825,000	(1),(2)	Guitar Center, Inc., 6.500%, 04/15/19	752,812	0.1
815,000	(1)	H&E Equipment Services, Inc., 5.625%, 09/01/25	861,862	0.1
470,000		Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	485,275	0.1
1,455,000		Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/27	1,531,387	0.2
2,690,000	(1)	Hot Topic, Inc., 9.250%, 06/15/21	2,283,137	0.4
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/22	999,450	0.2
865,000	(1)	International Game Technology PLC, 6.500%, 02/15/25	976,369	0.2
1,040,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	1,105,000	0.2
1,040,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	1,098,500	0.2
2,145,000		L Brands, Inc., 6.750%, 07/01/36	2,085,583	0.3
2,525,000	(1)	Landry's, Inc., 6.750%, 10/15/24	2,559,719	0.4

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
2,115,000	(1)	Lions Gate Entertainment Corp., 5.875%, 11/01/24	2,231,325	0.4
1,330,000	(1)	M/I Homes, Inc., 5.625%, 08/01/25	1,364,913	0.2
940,000		M/I Homes, Inc., 6.750%, 01/15/21	985,825	0.2
1,225,000		Meritage Homes Corp., 5.125%, 06/06/27	1,231,125	0.2
1,406,000		Meritage Homes Corp., 7.000%, 04/01/22	1,613,385	0.3
2,000,000		MGM Resorts International, 6.000%, 03/15/23	2,210,000	0.4
1,500,000		MGM Resorts International, 7.750%, 03/15/22	1,755,000	0.3
250,000	(1),(2)	Neiman Marcus Group Ltd., Inc., 8.000%, 10/15/21	131,250	0.0
1,750,000	(1),(6)	Neiman Marcus Group Ltd., Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 10/15/21	831,250	0.1
2,270,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/27	2,360,800	0.4
240,000	(1)	PetSmart, Inc., 5.875%, 06/01/25	210,600	0.0
3,435,000	(1)	PetSmart, Inc., 7.125%, 03/15/23	2,688,918	0.4
800,000		PulteGroup, Inc., 5.500%, 03/01/26	875,320	0.1
2,085,000	(1),(2)	Rite Aid Corp., 6.125%, 04/01/23	2,035,481	0.3
240,000	(1)	Rite Aid Corp., 6.875%, 12/15/28	210,000	0.0
600,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	655,590	0.1
1,680,000		Scientific Games International, Inc., 6.625%, 05/15/21	1,730,400	0.3
790,000	(1)	Scientific Games International, Inc., 7.000%, 01/01/22	840,363	0.1
1,685,000		Scientific Games International, Inc., 10.000%, 12/01/22	1,872,456	0.3
1,705,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	1,832,875	0.3
790,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	805,800	0.1
1,585,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	1,628,588	0.3
2,096,000		Springs Industries, Inc., 6.250%, 06/01/21	2,166,740	0.3
600,000		CalAtlantic Group, Inc., 8.375%, 01/15/21	702,180	0.1
815,000	(1)	Station Casinos LLC, 5.000%, 10/01/25	818,994	0.1
1,450,000	(1)	Tops Holding LLC / Tops Markets II Corp., 8.000%, 06/15/22	971,500	0.2
1,340,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/27	1,347,973	0.2
657,000	(1)	WMG Acquisition Corp., 5.625%, 04/15/22	685,744	0.1
1,960,000	(1)	WMG Acquisition Corp., 6.750%, 04/15/22	2,065,350	0.3
1,120,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/26	1,123,136	0.2
			107,416,077	17.2

		Consumer, Non-cyclical: 18.1%
1,160,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/22	1,206,864	0.2
1,000,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/23	1,055,000	0.2
110,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/24	118,662	0.0
2,115,000	(2)	Albertsons Cos LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 06/15/24	1,980,169	0.3
830,000	(1)	Alere, Inc., 6.375%, 07/01/23	894,325	0.1
1,381,875	(1),(6)	BI-LO LLC / BI-LO Finance Corp., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/18	449,109	0.1
1,335,000	(1),(2)	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/19	1,221,525	0.2
1,245,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	1,276,766	0.2
515,000		Centene Corp., 4.750%, 01/15/25	535,600	0.1
1,775,000		Centene Corp., 5.625%, 02/15/21	1,850,792	0.3
1,180,000		Centene Corp., 6.125%, 02/15/24	1,278,825	0.2
1,835,000		Central Garden & Pet Co., 6.125%, 11/15/23	1,963,450	0.3
1,830,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	1,813,987	0.3
2,525,000	(2)	CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,288,281	0.4
1,525,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	1,490,687	0.2
750,000		Cott Beverages, Inc., 5.375%, 07/01/22	784,687	0.1
1,455,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/25	1,517,565	0.2
1,750,000	(1)	CSVC Acquisition Corp., 7.750%, 06/15/25	1,719,375	0.3
1,340,000		DaVita, Inc., 5.125%, 07/15/24	1,336,650	0.2
1,190,000	(1)	Endo Finance LLC / Endo Finco, Inc., 5.375%, 01/15/23	975,800	0.2
450,000	(1),(2)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	473,625	0.1
515,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	419,725	0.1
840,000	(1)	Envision Healthcare Corp., 5.125%, 07/01/22	875,700	0.1

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
1,805,000		Envision Healthcare Corp., 5.625%, 07/15/22	1,888,481	0.3
3,120,000		HCA Healthcare, Inc., 6.250%, 02/15/21	3,385,200	0.5
4,315,000		HCA, Inc., 5.375%, 02/01/25	4,557,719	0.7
1,350,000		HCA, Inc., 5.500%, 06/15/47	1,402,313	0.2
1,800,000		HCA, Inc., 7.500%, 02/15/22	2,069,442	0.3
468,000	(1)	Herc Rentals, Inc., 7.500%, 06/01/22	508,365	0.1
454,000	(1),(2)	Herc Rentals, Inc., 7.750%, 06/01/24	494,860	0.1
575,000	(1),(2)	Hertz Corp./The, 7.625%, 06/01/22	594,406	0.1
1,535,000	(1),(2)	Hertz Corp., 5.500%, 10/15/24	1,389,175	0.2
480,000		Hertz Corp., 6.750%, 04/15/19	479,100	0.1
1,000,000	(2)	Hertz Corp., 7.375%, 01/15/21	1,008,750	0.2
880,000	(1)	High Ridge Brands Co., 8.875%, 03/15/25	842,600	0.1
2,305,000	(1)	Hill-Rom Holdings, Inc., 5.750%, 09/01/23	2,443,300	0.4
2,095,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	2,197,131	0.3
1,150,000	(1)	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	1,178,750	0.2
830,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	831,038	0.1
1,250,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,259,375	0.2
1,710,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 7.625%, 08/15/21	1,722,825	0.3
990,000	(1)	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	1,037,025	0.2
990,000	(1)	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	1,041,975	0.2
1,960,000	(1)	Live Nation Entertainment, Inc., 5.375%, 06/15/22	2,043,300	0.3
2,080,000	(1)	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/22	2,116,400	0.3
1,815,000		Molina Healthcare, Inc., 5.375%, 11/15/22	1,879,614	0.3
2,900,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/24	3,124,750	0.5
575,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	597,281	0.1
420,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/25	434,700	0.1
420,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/27	431,550	0.1
1,965,000		Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 01/15/24	2,092,725	0.3
600,000	(1)	Post Holdings, Inc., 5.000%, 08/15/26	600,375	0.1
1,150,000	(1)	Post Holdings, Inc., 8.000%, 07/15/25	1,305,250	0.2
1,635,000		Quad/Graphics, Inc., 7.000%, 05/01/22	1,684,050	0.3
1,960,000	(2)	Revlon Consumer Products Corp., 6.250%, 08/01/24	1,523,900	0.2
585,000	(2)	RR Donnelley & Sons Co., 6.000%, 04/01/24	549,169	0.1
500,000		RR Donnelley & Sons Co., 7.000%, 02/15/22	517,500	0.1
420,000		ServiceMaster Co. LLC, 7.450%, 08/15/27	460,950	0.1
1,975,000	(1)	Southern Graphics, Inc., 8.375%, 10/15/20	2,012,031	0.3
1,355,000		Spectrum Brands, Inc., 5.750%, 07/15/25	1,449,850	0.2
2,040,000	(1)	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23	2,126,700	0.3
1,230,000	(1),(6)	Sterigenics-Nordion Topco LLC, 8.125% (PIK Rate 8.875%, Cash Rate 8.125%), 11/01/21	1,257,675	0.2
1,580,000		Teleflex, Inc., 5.250%, 06/15/24	1,678,750	0.3
1,975,000		Tenet Healthcare Corp., 6.750%, 02/01/20	2,039,188	0.3
2,860,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/23	2,749,175	0.4
1,000,000		Tenet Healthcare Corp., 8.125%, 04/01/22	1,020,000	0.2
1,145,000	(1)	Tenet Healthcare Corp., 5.125%, 05/01/25	1,132,119	0.2
500,000		United Rentals North America, Inc., 5.500%, 05/15/27	534,375	0.1
103,000		United Rentals North America, Inc., 7.625%, 04/15/22	107,331	0.0
900,000		United Rentals North America, Inc., 4.625%, 10/15/25	913,500	0.1
1,170,000		United Rentals North America, Inc., 4.875%, 01/15/28	1,177,313	0.2
1,575,000	(1)	US Foods, Inc., 5.875%, 06/15/24	1,657,688	0.3
620,000	(1),(2)	Valeant Pharmaceuticals International, Inc., 5.375%, 03/15/20	621,550	0.1
1,750,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	1,540,000	0.2
420,000	(1)	Valeant Pharmaceuticals International, Inc., 6.125%, 04/15/25	370,125	0.1

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
360,000	(1)	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	380,700	0.1
1,135,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	1,211,613	0.2
990,000	(1),(2)	Valeant Pharmaceuticals International, 6.375%, 10/15/20	993,406	0.2
4,315,000	(1)	Valeant Pharmaceuticals International, 6.750%, 08/15/21	4,244,881	0.7
1,400,000	(1)	Valeant Pharmaceuticals International, 7.250%, 07/15/22	1,370,250	0.2
2,575,000	(1)	Vizient, Inc., 10.375%, 03/01/24	2,967,688	0.5
2,235,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/25	2,235,000	0.4
			113,011,421	18.1

		Energy: 13.0%
2,000,000		Antero Resources Corp., 5.125%, 12/01/22	2,055,000	0.3
900,000		Antero Resources Corp., 5.000%, 03/01/25	918,000	0.2
2,950,000	(1)	California Resources Corp., 8.000%, 12/15/22	1,928,562	0.3
1,250,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	1,225,000	0.2
2,205,000	(1)	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	2,282,175	0.4
1,235,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	1,333,800	0.2
595,000	(1)	Cheniere Energy Partners L.P., 5.250%, 10/01/25	609,875	0.1
1,520,000		Chesapeake Energy Corp., 6.125%, 02/15/21	1,535,200	0.2
700,000		Chesapeake Energy Corp., 6.625%, 08/15/20	724,500	0.1
2,295,000	(1),(2)	Chesapeake Energy Corp., 8.000%, 01/15/25	2,323,687	0.4
1,400,000	(2)	Continental Resources, Inc./OK, 4.500%, 04/15/23	1,407,000	0.2
1,500,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	1,530,000	0.2
1,505,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	1,563,319	0.3
1,080,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/25	1,107,000	0.2
1,000,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/23	1,036,250	0.2
2,320,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/25	2,349,000	0.4
1,600,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/43	1,208,000	0.2
1,485,000		Diamondback Energy, Inc., 4.750%, 11/01/24	1,522,125	0.2
2,045,000		Eclipse Resources Corp., 8.875%, 07/15/23	2,091,012	0.3
1,750,000	(2)	Ensco PLC, 5.200%, 03/15/25	1,478,750	0.2
800,000		Ensco PLC, 5.750%, 10/01/44	578,000	0.1
1,470,000		Enviva Partners L.P. / Enviva Partners Finance Corp., 8.500%, 11/01/21	1,571,062	0.3
1,465,000		Gulfport Energy Corp., 6.000%, 10/15/24	1,483,312	0.2
495,000		Gulfport Energy Corp., 6.375%, 05/15/25	503,044	0.1
1,750,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	1,723,750	0.3
2,100,000	(1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	2,118,375	0.3
1,135,000	(1)	Lonestar Resources America, Inc., 8.750%, 04/15/19	1,108,044	0.2
1,000,000		Murphy Oil Corp., 5.750%, 08/15/25	1,032,600	0.2
1,485,000		Murphy Oil Corp., 4.700%, 12/01/22	1,496,137	0.2
530,000		Murphy Oil Corp., 6.875%, 08/15/24	566,432	0.1
130,000		Murphy Oil USA, Inc., 5.625%, 05/01/27	140,237	0.0
1,910,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	2,019,825	0.3
1,470,000	(1)	Murray Energy Corp., 11.250%, 04/15/21	882,000	0.1
1,800,000		Newfield Exploration Co., 5.625%, 07/01/24	1,939,500	0.3
220,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/22	228,800	0.0
220,000	(1)	NGPL PipeCo LLC, 4.875%, 08/15/27	231,077	0.0
495,000	(2)	Noble Holding International Ltd., 7.750%, 01/15/24	441,788	0.1
825,000		Northern Oil And Gas, Inc., 8.000%, 06/01/20	495,000	0.1
1,845,000		NuStar Logistics L.P., 5.625%, 04/28/27	1,951,088	0.3
2,285,000	(2)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	2,359,263	0.4
1,050,000	(1)	Range Resources Corp., 5.875%, 07/01/22	1,089,375	0.2

See Accompanying Notes to Financial Statements

14

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
1,950,000	(1)	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	2,059,688	0.3
1,985,000		Rowan Cos, Inc., 5.400%, 12/01/42	1,518,525	0.2
400,000	(2)	Sanchez Energy Corp., 7.750%, 06/15/21	381,000	0.1
625,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	631,250	0.1
1,215,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	1,239,300	0.2
102,000		SunCoke Energy, Inc., 7.625%, 08/01/19	102,000	0.0
2,225,000		Sunoco L.P. / Sunoco Finance Corp., 6.375%, 04/01/23	2,375,188	0.4
595,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	605,413	0.1
1,750,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	1,789,375	0.3
240,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	258,000	0.0
1,500,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	1,548,750	0.3
950,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 6.375%, 05/01/24	1,035,500	0.2
2,100,000	(2)	Transocean, Inc., 6.800%, 03/15/38	1,722,000	0.3
2,367,000		Unit Corp., 6.625%, 05/15/21	2,384,753	0.4
2,030,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/25	2,045,225	0.3
1,300,000		Weatherford International LLC, 6.800%, 06/15/37	1,131,000	0.2
1,250,000	(2)	Weatherford International Ltd., 4.500%, 04/15/22	1,168,750	0.2
1,945,000	(1)	WildHorse Resource Development Corp., 6.875%, 02/01/25	1,947,431	0.3
3,240,000		WPX Energy, Inc., 6.000%, 01/15/22	3,365,550	0.5
			81,495,662	13.0

		Financial: 5.3%
2,600,000	(2)	Ally Financial, Inc., 5.750%, 11/20/25	2,828,670	0.4
1,500,000		Ally Financial, Inc., 7.500%, 09/15/20	1,691,250	0.3
735,000		Ally Financial, Inc., 8.000%, 03/15/20	828,712	0.1
250,000		CIT Group, Inc., 5.375%, 05/15/20	269,062	0.0
1,060,000		CIT Group, Inc., 5.000%, 08/15/22	1,149,782	0.2
1,150,000	(1)	CNG Holdings, Inc., 9.375%, 05/15/20	1,012,000	0.2
1,785,000	(1)	CSTN Merger Sub, Inc., 6.750%, 08/15/24	1,782,769	0.3
965,000		Equinix, Inc., 5.375%, 04/01/23	1,009,197	0.1
1,300,000		Equinix, Inc., 5.750%, 01/01/25	1,405,625	0.2
2,350,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/25	2,435,187	0.4
1,120,000	(1)	FBM Finance, Inc., 8.250%, 08/15/21	1,204,000	0.2
500,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.000%, 08/01/20	516,288	0.1
400,000		Iron Mountain, Inc., 5.750%, 08/15/24	414,500	0.1
445,000	(1)	Iron Mountain, Inc., 4.875%, 09/15/27	455,569	0.1
1,100,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/24	1,197,438	0.2
820,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/27	842,550	0.1
200,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.250%, 08/01/26	207,500	0.0
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	1,053,750	0.2
1,000,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 03/01/24	1,083,750	0.2
1,965,000		Navient Corp., 5.875%, 10/25/24	2,004,300	0.3
1,250,000		Navient Corp., 6.125%, 03/25/24	1,295,000	0.2
2,380,000		Navient Corp., 7.250%, 09/25/23	2,597,175	0.4
1,020,000		Radian Group, Inc., 4.500%, 10/01/24	1,042,950	0.2
2,040,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	2,126,700	0.3
520,000		SLM Corp., 5.125%, 04/05/22	535,600	0.1
410,000		Springleaf Finance Corp., 6.125%, 05/15/22	435,236	0.1
1,230,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	1,245,375	0.2
990,000	(1)	Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24	840,881	0.1
			33,510,816	5.3

See Accompanying Notes to Financial Statements

15

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: 9.8%
1,975,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/24	2,068,812	0.3
370,000		AECOM, 5.750%, 10/15/22	387,390	0.1
2,120,000		AECOM, 5.875%, 10/15/24	2,358,924	0.4
2,425,000	(6)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/23	2,594,750	0.4
508,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	539,115	0.1
1,000,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	1,100,620	0.2
1,580,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23	1,657,025	0.3
1,034,000	(1)	BMC East LLC, 5.500%, 10/01/24	1,080,530	0.2
2,435,000	(1)	Bombardier, Inc., 8.750%, 12/01/21	2,622,495	0.4
400,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	424,500	0.1
2,000,000	(1)	Builders FirstSource, Inc., 10.750%, 08/15/23	2,290,000	0.4
2,555,000	(1)	BWAY Holding Co., 7.250%, 04/15/25	2,638,037	0.4
1,500,000	(1)	Cleaver-Brooks, Inc., 8.750%, 12/15/19	1,541,250	0.2
220,000	(1)	DAE Funding LLC, 4.500%, 08/01/22	226,022	0.0
225,000	(1)	DAE Funding LLC, 5.000%, 08/01/24	231,188	0.0
1,720,000	(1)	Gates Global LLC / Gates Global Co., 6.000%, 07/15/22	1,775,900	0.3
2,440,000	(1)	James Hardie International Finance DAC, 5.875%, 02/15/23	2,574,200	0.4
1,355,000	(1)	Koppers, Inc., 6.000%, 02/15/25	1,460,013	0.2
1,375,000	(1)	Masonite International Corp., 5.625%, 03/15/23	1,445,881	0.2
210,000	(1),(5)	Multi-Color Corp., 4.875%, 11/01/25	213,150	0.0
2,325,000	(1)	Multi-Color Corp., 6.125%, 12/01/22	2,450,550	0.4
1,440,000	(1)	Novelis Corp., 5.875%, 09/30/26	1,465,200	0.2
600,000	(1)	Novelis Corp., 6.250%, 08/15/24	627,120	0.1
1,630,000		Orbital ATK, Inc., 5.500%, 10/01/23	1,750,213	0.3
1,545,000		Oshkosh Corp., 5.375%, 03/01/22	1,608,731	0.3
725,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	802,484	0.1
1,975,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/25	2,237,922	0.4
2,120,000	(1)	PaperWorks Industries, Inc., 9.500%, 08/15/19	1,574,100	0.3
2,000,000	(1)	Plastipak Holdings, Inc., 6.500%, 10/01/21	2,068,900	0.3
1,030,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/23	1,076,196	0.2
135,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/24	144,028	0.0
2,000,000	(1)	RSI Home Products, Inc., 6.500%, 03/15/23	2,110,000	0.3
1,000,000	(1)	Sealed Air Corp., 5.125%, 12/01/24	1,081,250	0.2
500,000	(1)	Sealed Air Corp., 5.500%, 09/15/25	551,250	0.1
2,485,000	(1)	Shape Technologies Group, Inc., 7.625%, 02/01/20	2,578,188	0.4
2,265,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/25	2,482,349	0.4
440,000		Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	466,400	0.1
2,000,000		Summit Materials LLC / Summit Materials Finance Corp., 8.500%, 04/15/22	2,260,000	0.4
1,200,000		TransDigm, Inc., 6.375%, 06/15/26	1,232,256	0.2
820,000		TransDigm, Inc., 6.500%, 05/15/25	846,650	0.1
500,000		TransDigm, Inc., 6.500%, 07/15/24	517,500	0.1
85,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/25	86,913	0.0
1,620,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/23	1,830,600	0.3
			61,078,602	9.8

		Technology: 6.6%
1,575,000	(1)	Ascend Learning LLC, 6.875%, 08/01/25	1,665,562	0.3
2,550,000	(1)	BMC Software Finance, Inc., 8.125%, 07/15/21	2,623,313	0.4
1,400,000	(1),(6)	Boxer Parent Co., Inc., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 10/15/19	1,401,750	0.2
1,645,000	(1)	CDK Global, Inc., 4.875%, 06/01/27	1,694,350	0.3
1,500,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/24	1,678,140	0.3
605,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	638,275	0.1
970,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	991,825	0.2

See Accompanying Notes to Financial Statements

16

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
1,200,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	1,317,703	0.2
540,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/21	565,877	0.1
1,200,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	1,334,414	0.2
540,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/24	596,794	0.1
1,445,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/24	1,549,763	0.2
1,895,000	(1)	Entegris, Inc., 6.000%, 04/01/22	1,982,644	0.3
500,000	(1)	First Data Corp., 5.000%, 01/15/24	521,025	0.1
1,000,000	(1)	First Data Corp., 5.750%, 01/15/24	1,050,000	0.2
4,000,000	(1)	First Data Corp., 7.000%, 12/01/23	4,281,200	0.7
1,890,000	(1),(6)	Infor Software Parent LLC / Infor Software Parent, Inc., 7.125% (PIK Rate 7.875%, Cash Rate 7.125%), 05/01/21	1,933,092	0.3
1,955,000	(1)	Micron Technology, Inc., 5.250%, 01/15/24	2,072,124	0.3
590,000	(1)	MSCI, Inc., 5.250%, 11/15/24	631,300	0.1
1,125,000	(1)	MSCI, Inc., 5.750%, 08/15/25	1,233,281	0.2
750,000		NCR Corp., 5.000%, 07/15/22	770,625	0.1
1,800,000		NCR Corp., 6.375%, 12/15/23	1,924,380	0.3
1,720,000	(1)	Open Text Corp., 5.625%, 01/15/23	1,810,300	0.3
800,000	(1)	Open Text Corp., 5.875%, 06/01/26	880,000	0.1
440,000		Qorvo, Inc., 6.750%, 12/01/23	480,766	0.1
440,000		Qorvo, Inc., 7.000%, 12/01/25	503,800	0.1
1,000,000	(1)	Quintiles IMS, Inc., 5.000%, 10/15/26	1,062,500	0.2
1,425,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/24	1,462,406	0.2
600,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 7.500%, 02/01/23	640,500	0.1
1,805,000	(1)	Veritas US, Inc. / Veritas Bermuda Ltd., 10.500%, 02/01/24	1,942,631	0.3
			41,240,340	6.6

		Utilities: 1.3%
725,000	(2)	Calpine Corp., 5.375%, 01/15/23	708,796	0.1
1,725,000		Calpine Corp., 5.750%, 01/15/25	1,636,594	0.2
1,000,000		DPL, Inc., 7.250%, 10/15/21	1,093,750	0.2
1,500,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/23	1,582,500	0.2
1,000,000		NRG Energy, Inc., 6.250%, 07/15/22	1,055,000	0.2
1,700,000		NRG Energy, Inc., 6.625%, 01/15/27	1,789,250	0.3
475,000		NRG Energy, Inc., 7.250%, 05/15/26	511,812	0.1
127,000		NRG Energy, Inc., 7.875%, 05/15/21	130,683	0.0
			8,508,385	1.3

	Total Corporate Bonds/Notes
	(Cost $587,684,920)		607,388,891	97.1

BANK LOANS: 0.5%
		Communications: 0.3%
2,750,000		iHeart Communications, Inc. Term Loan D, 7.982%, (US0003M + 6.750%), 01/30/19	2,128,500	0.3

		Consumer, Non-cyclical: 0.2%
1,223,481		Kindred Healthcare, Inc., 4.821%, (US0003M + 3.500%), 04/09/21	1,225,393	0.2

	Total Bank Loans
	(Cost $3,618,727)		3,353,893	0.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: –%
Consumer Discretionary: –%
195	(3),(7)	American Media, Inc.	–	–

Total Common Stock
	(Cost $7,957)		–	–

Total Long-Term Investments
	(Cost $591,311,604)		610,742,784	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.9%
	Commercial Paper: 1.5%
4,000,000	Consolidated 0.000%, 10/02/17	3,999,525	0.7
5,000,000	Kroger 0.000%, 10/10/17	4,997,907	0.8
		8,997,432	1.5

	Securities Lending Collateral(8): 6.9%
2,158,219	Citibank N.A., Repurchase Agreement dated 09/29/17, 1.06%, due 10/02/17 (Repurchase Amount $2,158,407, collateralized by various U.S. Government Securities, 0.000%-8.000%, Market Value plus accrued interest $2,201,384, due 10/05/17-05/15/46)	2,158,219	0.4

See Accompanying Notes to Financial Statements

17

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(8): (continued)
10,257,516	Daiwa Capital Markets, Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $10,258,418, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,462,666, due 10/12/17-12/01/51)	10,257,516	1.7
10,257,516	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $10,258,418, collateralized by various U.S. Government Agency Obligations, 1.830%-4.500%, Market Value plus accrued interest $10,462,666, due 01/01/26-07/15/52)	10,257,516	1.6
10,257,516	Nomura Securities, Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $10,258,427, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $10,462,667, due 11/15/17-08/20/67)	10,257,516	1.6
10,257,516	RBC Dominion Securities Inc., Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $10,258,401, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $10,462,666, due 02/08/18-08/20/47)	10,257,516	1.6
		43,188,283	6.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
3,123,000	(9) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930%
	(Cost $3,123,000)	3,123,000	0.5

	Total Short-Term Investments
	(Cost $55,309,524)	55,308,715	8.8

	Total Investments in Securities (Cost $646,621,128)	$666,051,499	106.5
	Liabilities in Excess of Other Assets	(40,738,397)	(6.5)
	Net Assets	$625,313,102	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Defaulted security
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(7)	Non-income producing security.
(8)	Represents securities purchased with cash collateral received for securities on loan.
(9)	Rate shown is the 7-day yield as of September 30, 2017.

Reference Rate Abbreviations:

US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

18

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.2%
		Basic Materials: 0.7%
3,700,000	(1)	Anglo American Capital PLC, 4.750%, 04/10/27	3,866,209	0.1
2,000,000		ArcelorMittal, 6.000%, 03/01/21	2,205,000	0.1
2,250,000		Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	2,413,439	0.1
1,200,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	1,287,168	0.0
3,255,000		Dow Chemical Co/The, 4.625%, 10/01/44	3,481,342	0.1
361,000		Eastman Chemical Co., 2.700%, 01/15/20	365,485	0.0
1,897,000	(1)	Georgia-Pacific LLC, 2.539%, 11/15/19	1,912,814	0.0
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/21	2,004,251	0.0
1,360,000	(1)	Georgia-Pacific LLC, 3.734%, 07/15/23	1,434,273	0.0
1,242,000		Goldcorp, Inc., 3.700%, 03/15/23	1,293,846	0.0
3,905,000		International Paper Co., 4.350%, 08/15/48	3,962,764	0.1
2,810,000		PolyOne Corp., 5.250%, 03/15/23	3,002,260	0.1
3,500,000		Sherwin-Williams Co/The, 3.125%, 06/01/24	3,521,332	0.1
			30,750,183	0.7

		Communications: 3.4%
2,075,000		21st Century Fox America, Inc., 3.000%, 09/15/22	2,116,757	0.0
2,455,000		Alibaba Group Holding Ltd., 3.600%, 11/28/24	2,548,351	0.1
6,565,000	(1)	Altice Financing SA, 6.625%, 02/15/23	6,975,312	0.2
3,630,000	(1)	Amazon.com, Inc., 4.050%, 08/22/47	3,686,141	0.1
6,180,000		AT&T, Inc., 3.400%, 08/14/24	6,196,330	0.1
1,251,000		AT&T, Inc., 3.600%, 02/17/23	1,288,248	0.0
5,250,000		AT&T, Inc., 3.800%, 03/15/22	5,472,840	0.1
592,000		AT&T, Inc., 4.125%, 02/17/26	609,272	0.0
3,018,000		AT&T, Inc., 4.250%, 03/01/27	3,106,438	0.1
2,657,000		AT&T, Inc., 4.550%, 03/09/49	2,462,344	0.1
7,088,000		AT&T, Inc., 4.800%, 06/15/44	6,917,670	0.2
5,830,000		AT&T, Inc., 5.150%, 02/14/50	5,897,652	0.1
1,622,000		AT&T, Inc., 5.150%, 03/15/42	1,644,168	0.0
410,000		AT&T, Inc., 5.450%, 03/01/47	435,082	0.0
3,628,000		CBS Corp., 4.600%, 01/15/45	3,703,368	0.1
1,000,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,035,000	0.0
475,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	494,000	0.0
920,000		CenturyLink, Inc., 6.750%, 12/01/23	934,111	0.0
3,349,000	(1)	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, 02/15/28	3,271,198	0.1
2,660,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	2,812,133	0.1
5,387,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	5,765,948	0.1
4,440,000		Comcast Corp., 4.250%, 01/15/33	4,780,556	0.1
2,900,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/27	2,914,500	0.1
1,620,000	(1)	Cox Communications, Inc., 2.950%, 06/30/23	1,596,243	0.0
4,380,000	(1)	Cox Communications, Inc., 3.150%, 08/15/24	4,357,376	0.1
2,040,000	(1)	Cox Communications, Inc., 3.500%, 08/15/27	2,010,954	0.0
2,000,000		CSC Holdings LLC, 5.250%, 06/01/24	2,027,500	0.0
5,480,000		Discovery Communications LLC, 2.950%, 03/20/23	5,491,167	0.1
4,330,000		Level 3 Communications, Inc., 5.750%, 12/01/22	4,481,550	0.1
1,525,000		Netflix, Inc., 5.750%, 03/01/24	1,666,062	0.0
3,255,000		Pacific Bell Telephone Co., 7.125%, 03/15/26	4,016,126	0.1
948,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	959,101	0.0
3,000,000	(1)	Sinclair Television Group, Inc., 5.625%, 08/01/24	3,086,250	0.1
2,880,000	(1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	3,045,600	0.1
2,035,000		TEGNA, Inc., 6.375%, 10/15/23	2,172,362	0.0
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/41	2,446,995	0.1

See Accompanying Notes to Financial Statements

19

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/40	3,113,017	0.1
3,101,000		Time Warner, Inc., 4.050%, 12/15/23	3,269,243	0.1
4,012,000		Time Warner, Inc., 4.850%, 07/15/45	4,090,528	0.1
2,074,000		Time Warner, Inc., 5.350%, 12/15/43	2,241,088	0.1
1,380,000		Time Warner, Inc., 6.500%, 11/15/36	1,677,227	0.0
1,435,000		T-Mobile USA, Inc., 6.625%, 04/01/23	1,513,954	0.0
3,795,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	3,837,694	0.1
2,350,000	(1)	UPCB Finance IV Ltd., 5.375%, 01/15/25	2,455,750	0.1
308,000		Verizon Communications, Inc., 3.000%, 11/01/21	314,532	0.0
1,902,000		Verizon Communications, Inc., 4.150%, 03/15/24	2,015,879	0.0
3,935,000		Verizon Communications, Inc., 4.500%, 08/10/33	4,046,024	0.1
5,386,000		Verizon Communications, Inc., 4.812%, 03/15/39	5,575,975	0.1
2,299,000		Verizon Communications, Inc., 4.862%, 08/21/46	2,348,707	0.1
1,129,000		Verizon Communications, Inc., 5.012%, 08/21/54	1,138,271	0.0
861,000		Viacom, Inc., 4.375%, 03/15/43	744,017	0.0
3,580,000	(1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	3,741,100	0.1
			154,547,711	3.4

		Consumer, Cyclical: 2.0%
2,530,000	(1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	2,540,242	0.1
3,395,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	3,344,075	0.1
2,396,040		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	2,396,759	0.1
2,585,000		American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/30	2,667,720	0.1
1,780,000		American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/31	1,811,150	0.0
1,780,000		American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/31	1,811,328	0.0
1,830,000	(3)	American Airlines 2017-2 Class B Pass Through Trust, 3.700%, 04/15/27	1,829,538	0.0
500,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	528,125	0.0
1,104,297		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/25	1,165,033	0.0
4,090,000		CVS Health Corp., 5.125%, 07/20/45	4,719,320	0.1
3,368,281		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/24	3,793,526	0.1
2,371,000		Ford Motor Co., 5.291%, 12/08/46	2,481,833	0.1
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	3,359,407	0.1
1,165,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	1,312,632	0.0
1,472,000		General Motors Co., 4.875%, 10/02/23	1,593,553	0.0
2,200,000		General Motors Co., 5.400%, 04/01/48	2,287,974	0.0
1,645,000		General Motors Financial Co., Inc., 3.950%, 04/13/24	1,686,533	0.0
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/27	1,782,405	0.0
2,940,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	3,039,335	0.1
540,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	557,269	0.0
3,270,000	(1)	Hyundai Capital America, 3.250%, 09/20/22	3,267,156	0.1
3,926,000		Lowe's Cos, Inc., 3.700%, 04/15/46	3,815,929	0.1
2,256,000		McDonald's Corp., 4.875%, 12/09/45	2,547,200	0.1
2,292,000		MDC Holdings, Inc., 6.000%, 01/15/43	2,212,261	0.0
2,390,000		MGM Resorts International, 4.625%, 09/01/26	2,431,825	0.1
5,030,000	(1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/22	5,036,464	0.1
2,471,000		Nordstrom, Inc., 4.000%, 03/15/27	2,455,788	0.1
1,760,000		Nordstrom, Inc., 5.000%, 01/15/44	1,734,772	0.0
2,780,000		O'Reilly Automotive, Inc., 3.600%, 09/01/27	2,782,710	0.1
1,605,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	1,637,100	0.0

See Accompanying Notes to Financial Statements

20

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
3,210,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	3,298,275	0.1
2,230,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	2,234,282	0.0
2,620,000		United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	2,604,005	0.1
5,930,000		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	5,843,125	0.1
1,156,500		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	1,279,840	0.0
2,224,904		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/23	2,372,304	0.1
			90,260,793	2.0

		Consumer, Non-cyclical: 3.6%
2,232,000		Abbott Laboratories, 2.800%, 09/15/20	2,271,211	0.1
3,229,000		Abbott Laboratories, 4.750%, 11/30/36	3,567,921	0.1
2,267,000		Abbott Laboratories, 4.900%, 11/30/46	2,540,783	0.1
3,414,000		AbbVie, Inc., 3.200%, 05/14/26	3,425,802	0.1
7,138,000		AbbVie, Inc., 4.450%, 05/14/46	7,539,517	0.2
1,849,000		Aetna, Inc., 2.800%, 06/15/23	1,860,660	0.0
9,227,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	9,558,537	0.2
4,589,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	5,095,455	0.1
2,316,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	2,646,340	0.1
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/48	2,106,358	0.0
3,580,000	(1)	BAT Capital Corp., 3.222%, 08/15/24	3,592,734	0.1
5,360,000	(1)	BAT Capital Corp., 3.557%, 08/15/27	5,387,194	0.1
2,130,000	(1)	BAT Capital Corp., 4.540%, 08/15/47	2,199,291	0.0
2,710,000	(1)	Bayer US Finance LLC, 3.000%, 10/08/21	2,762,323	0.1
7,600,000		Becton Dickinson and Co., 3.700%, 06/06/27	7,674,757	0.2
3,470,000		Cardinal Health, Inc., 2.616%, 06/15/22	3,469,956	0.1
3,500,000		Cardinal Health, Inc., 3.079%, 06/15/24	3,528,166	0.1
3,165,000	(2)	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	3,133,350	0.1
1,401,000		Envision Healthcare Corp., 5.625%, 07/15/22	1,465,796	0.0
2,680,000		Express Scripts Holding Co., 3.000%, 07/15/23	2,691,045	0.1
3,613,000		Gilead Sciences, Inc., 2.950%, 03/01/27	3,582,285	0.1
1,005,000		HCA, Inc., 5.250%, 04/15/25	1,089,169	0.0
1,500,000		HCA, Inc., 5.875%, 03/15/22	1,665,000	0.0
2,695,000		HealthSouth Corp., 5.125%, 03/15/23	2,798,623	0.1
1,790,000	(1)	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	1,861,600	0.0
1,153,000		Humana, Inc., 3.150%, 12/01/22	1,174,986	0.0
3,430,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/20	3,483,755	0.1
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/22	2,382,906	0.1
1,300,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	1,301,625	0.0
3,786,000		Kraft Heinz Foods Co., 4.375%, 06/01/46	3,725,205	0.1
6,821,000		Kroger Co/The, 4.450%, 02/01/47	6,460,995	0.1
3,000,000		Kroger Co/The, 4.650%, 01/15/48	2,912,881	0.1
1,025,000		Kroger Co/The, 5.150%, 08/01/43	1,054,258	0.0
1,155,000		Medtronic, Inc., 3.625%, 03/15/24	1,218,704	0.0
2,074,000		Medtronic, Inc., 4.375%, 03/15/35	2,286,268	0.1
1,658,000		Medtronic, Inc., 4.625%, 03/15/45	1,890,608	0.0
1,690,000		Mylan NV, 3.750%, 12/15/20	1,753,135	0.0
989,000		Mylan NV, 3.950%, 06/15/26	1,008,320	0.0
3,882,000		PepsiCo, Inc., 4.450%, 04/14/46	4,313,621	0.1
3,765,000		Pfizer, Inc., 4.400%, 05/15/44	4,164,247	0.1
2,689,000		Philip Morris International, Inc., 4.250%, 11/10/44	2,810,692	0.1
6,230,000	(1)	Post Holdings, Inc., 5.000%, 08/15/26	6,233,894	0.1
5,000,000		Procter & Gamble Co/The, 2.850%, 08/11/27	4,985,249	0.1
2,191,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	2,168,903	0.0
3,071,000		Reynolds American, Inc., 5.850%, 08/15/45	3,768,625	0.1
1,369,000	(2)	RR Donnelley & Sons Co., 6.500%, 11/15/23	1,334,775	0.0
2,070,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	1,981,437	0.0

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
2,440,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	2,252,866	0.1
1,490,000		United Rentals North America, Inc., 5.500%, 07/15/25	1,605,400	0.0
3,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/47	3,533,864	0.1
3,000,000	(1)	Universal Health Services, Inc., 4.750%, 08/01/22	3,112,500	0.1
1,000,000	(1)	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	940,000	0.0
1,000,000	(1),(2)	Valeant Pharmaceuticals International, 6.375%, 10/15/20	1,003,440	0.0
915,000	(1),(2)	Valeant Pharmaceuticals International, 7.250%, 07/15/22	895,556	0.0
1,790,000	(1)	Wm Wrigley Jr Co., 2.400%, 10/21/18	1,799,289	0.0
			165,071,877	3.6

		Energy: 3.3%
2,724,000		Anadarko Petroleum Corp., 4.850%, 03/15/21	2,890,414	0.1
2,228,000	(2)	Anadarko Petroleum Corp., 5.550%, 03/15/26	2,488,150	0.1
1,020,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	1,096,500	0.0
870,000		Antero Resources Corp., 5.375%, 11/01/21	896,100	0.0
850,000		Antero Resources Corp., 5.625%, 06/01/23	890,375	0.0
1,805,000		Apache Corp., 5.100%, 09/01/40	1,893,416	0.0
3,717,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	4,163,534	0.1
1,211,000		BP Capital Markets PLC, 3.119%, 05/04/26	1,211,443	0.0
5,856,000		BP Capital Markets PLC, 3.224%, 04/14/24	5,989,360	0.1
2,950,000		BP Capital Markets PLC, 3.279%, 09/19/27	2,948,054	0.1
5,810,000		Cenovus Energy, Inc., 3.800%, 09/15/23	5,844,577	0.1
1,658,000	(1)	Cenovus Energy, Inc., 5.400%, 06/15/47	1,667,826	0.0
2,338,000		Columbia Pipeline Group, Inc., 4.500%, 06/01/25	2,500,845	0.1
200,000		Empresa Nacional del Petroleo, 3.750%, 08/05/26	200,227	0.0
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/26	400,454	0.0
1,523,000		Enbridge Energy Partners L.P., 9.875%, 03/01/19	1,684,302	0.0
983,000		Enbridge, Inc., 3.500%, 06/10/24	999,342	0.0
1,070,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	1,210,437	0.0
4,455,000	(2)	Energy Transfer L.P., 4.200%, 04/15/27	4,517,457	0.1
1,217,000		Energy Transfer L.P., 4.650%, 06/01/21	1,294,252	0.0
4,975,000		Energy Transfer L.P., 5.300%, 04/15/47	5,002,042	0.1
1,244,000		Energy Transfer L.P., 9.700%, 03/15/19	1,374,424	0.0
2,347,000		Enterprise Products Operating LLC, 3.700%, 02/15/26	2,413,758	0.1
1,374,000		Enterprise Products Operating LLC, 3.750%, 02/15/25	1,425,768	0.0
3,800,000		Enterprise Products Operating LLC, 4.875%, 08/16/77	3,828,500	0.1
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/46	2,395,110	0.1
2,338,000		Exxon Mobil Corp., 2.726%, 03/01/23	2,381,587	0.1
2,771,000		Exxon Mobil Corp., 3.043%, 03/01/26	2,825,922	0.1
3,691,000		Hess Corp., 5.800%, 04/01/47	3,790,357	0.1
285,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	280,725	0.0
850,000		KazMunayGas National Co. JSC, 4.750%, 04/19/27	863,754	0.0
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	1,350,957	0.0
638,000		Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	664,632	0.0
1,947,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	2,030,297	0.1
4,245,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	4,452,272	0.1
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/54	1,399,718	0.0
6,904,000		MPLX L.P., 4.125%, 03/01/27	7,039,980	0.2
3,439,000		Occidental Petroleum Corp., 3.500%, 06/15/25	3,521,873	0.1
3,595,000		Occidental Petroleum Corp., 4.625%, 06/15/45	3,938,882	0.1
3,660,000		ONEOK Partners L.P., 3.375%, 10/01/22	3,701,178	0.1
2,018,000		ONEOK, Inc., 6.000%, 06/15/35	2,249,066	0.1
400,000		Pertamina Persero PT, 4.300%, 05/20/23	420,866	0.0

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
750,000		Pertamina Persero PT, 5.625%, 05/20/43	808,861	0.0
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/32	4,123,600	0.1
550,000	(2)	Petroleos Mexicanos, 4.500%, 01/23/26	550,440	0.0
330,000		Petroleos Mexicanos, 4.875%, 01/18/24	343,035	0.0
1,370,000		Petroleos Mexicanos, 5.500%, 06/27/44	1,280,950	0.0
1,250,000	(1)	Petroleos Mexicanos, 6.500%, 03/13/27	1,389,375	0.0
4,550,000		Petroleos Mexicanos, 6.875%, 08/04/26	5,187,000	0.1
733,334		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	743,417	0.0
2,988,000		Phillips 66 Partners L.P., 3.550%, 10/01/26	2,927,583	0.1
1,263,000		Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	1,324,774	0.0
1,005,000		Energy Transfer L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	1,039,170	0.0
2,622,000		Sabine Pass Liquefaction LLC, 4.200%, 03/15/28	2,647,331	0.1
4,235,000		Shell International Finance BV, 3.250%, 05/11/25	4,339,601	0.1
2,253,000		Shell International Finance BV, 4.375%, 05/11/45	2,417,692	0.1
4,432,000		Shell International Finance BV, 4.000%, 05/10/46	4,491,122	0.1
3,125,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	3,187,500	0.1
937,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	967,879	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45	1,005,397	0.0
5,102,000		Williams Partners L.P., 3.600%, 03/15/22	5,275,167	0.1
3,324,000		Williams Partners L.P., 5.400%, 03/04/44	3,595,595	0.1
			149,784,222	3.3

		Financial: 7.6%
1,203,000		American International Group, Inc., 4.500%, 07/16/44	1,267,326	0.0
88,000		American International Group, Inc., 8.175%, 05/15/58	120,120	0.0
4,003,000		Air Lease Corp., 3.000%, 09/15/23	3,997,241	0.1
1,976,000		Allstate Corp./The, 4.200%, 12/15/46	2,108,755	0.1
2,224,000		American Tower Corp., 3.500%, 01/31/23	2,302,638	0.1
1,373,000		Aon PLC, 4.750%, 05/15/45	1,498,175	0.0
1,470,000		Arch Capital Group US, Inc., 5.144%, 11/01/43	1,641,953	0.0
1,760,000	(1)	Athene Global Funding, 2.750%, 04/20/20	1,774,322	0.0
2,949,000	(1)	Athene Global Funding, 4.000%, 01/25/22	3,071,203	0.1
1,163,000	(1)	Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/26	1,211,910	0.0
400,000	(1)	Banco de Reservas de la Republica Dominicana, 7.000%, 02/01/23	422,000	0.0
764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/25	800,290	0.0
375,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	407,813	0.0
2,470,000		Bank of America Corp., 3.593%, 07/21/28	2,492,689	0.1
4,819,000		Bank of America Corp., 3.875%, 08/01/25	5,051,264	0.1
1,941,000		Bank of America Corp., 3.950%, 04/21/25	2,000,464	0.0
9,581,000		Bank of America Corp., 4.183%, 11/25/27	9,945,278	0.2
4,495,000		Bank of America Corp., 4.250%, 10/22/26	4,706,002	0.1
3,931,000		Bank of America Corp., 4.200%, 08/26/24	4,134,914	0.1
1,903,000		Bank of America Corp., 4.000%, 04/01/24	2,011,539	0.1
8,215,000		Barclays PLC, 3.250%, 01/12/21	8,374,330	0.2
5,764,000		Barclays PLC, 4.337%, 01/10/28	5,960,198	0.1
5,620,000	(1)	Blackstone Holdings Finance Co. LLC, 3.150%, 10/02/27	5,550,616	0.1
1,333,000		BPCE SA, 2.500%, 12/10/18	1,344,068	0.0
5,145,000	(1)	BPCE SA, 5.150%, 07/21/24	5,552,646	0.1
3,682,000	(1)	Brighthouse Financial, Inc., 3.700%, 06/22/27	3,621,005	0.1
3,132,000	(2)	CBL & Associates L.P., 5.950%, 12/15/26	3,176,335	0.1
5,170,000		Citigroup, Inc., 2.876%, 07/24/23	5,180,795	0.1
3,380,000		Citigroup, Inc., 3.200%, 10/21/26	3,333,954	0.1
3,851,000		Citigroup, Inc., 4.450%, 09/29/27	4,077,391	0.1
4,915,000		Citigroup, Inc., 5.500%, 09/13/25	5,523,476	0.1
1,147,000	(1)	Citizens Financial Group, Inc., 4.150%, 09/28/22	1,195,699	0.0
2,330,000	(1)	Commerzbank AG, 8.125%, 09/19/23	2,835,890	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financial: (continued)
	1,872,000	(1)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,122,380	0.1
	3,550,000		Cooperatieve Rabobank UA, 4.375%, 08/04/25	3,732,706	0.1
	1,549,000		Corporate Office Properties L.P., 3.600%, 05/15/23	1,556,847	0.0
	2,776,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	3,144,014	0.1
	4,759,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/23	4,876,990	0.1
	2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	2,536,681	0.1
	3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	3,314,037	0.1
	2,115,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,236,612	0.1
	5,093,000		DDR Corp., 3.375%, 05/15/23	5,029,633	0.1
	805,000		Discover Financial Services, 3.850%, 11/21/22	827,592	0.0
	1,990,000		Discover Financial Services, 5.200%, 04/27/22	2,164,745	0.1
	2,463,000		Equinix, Inc., 5.375%, 04/01/23	2,575,805	0.1
	5,975,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/25	6,191,594	0.1
	2,700,000	(1)	Farmers Exchange Capital, 7.050%, 07/15/28	3,398,745	0.1
	750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/23	769,875	0.0
	1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	1,531,065	0.0
	2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	2,440,820	0.1
	3,683,000		Goldman Sachs Group, Inc., 2.600%, 04/23/20	3,717,812	0.1
	5,253,000		Goldman Sachs Group, Inc., 3.500%, 11/16/26	5,272,344	0.1
	5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	5,734,357	0.1
	1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/45	1,926,618	0.0
	1,101,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,454,543	0.0
	6,000,000		Government Properties Income Trust, 4.000%, 07/15/22	6,055,885	0.1
	2,100,000	(1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	2,249,776	0.1
	898,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,224,860	0.0
	1,980,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	2,059,200	0.1
	5,998,000		HSBC Holdings PLC, 4.041%, 03/13/28	6,268,480	0.1
	2,010,000	(1)	ING Bank NV, 2.000%, 11/26/18	2,011,301	0.0
	5,200,000	(1)	Intesa Sanpaolo SpA, 3.875%, 07/14/27	5,229,290	0.1
	3,415,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	3,768,360	0.1
	3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/20	3,645,666	0.1
	3,162,000		JPMorgan Chase & Co., 3.625%, 12/01/27	3,174,540	0.1
	6,000,000		JPMorgan Chase & Co., 3.882%, 07/24/38	6,048,841	0.1
	3,591,000		JPMorgan Chase & Co., 3.900%, 07/15/25	3,783,741	0.1
	2,400,000		JPMorgan Chase & Co., 4.032%, 07/24/48	2,449,810	0.1
	3,229,000		Kite Realty Group L.P., 4.000%, 10/01/26	3,085,827	0.1
	3,108,000	(1)	Liberty Mutual Group, Inc., 4.850%, 08/01/44	3,392,550	0.1
	1,724,000		Metlife, Inc., 6.400%, 12/15/66	1,991,220	0.0
	4,200,000		Mitsubishi UFJ Financial Group, Inc., 2.665%, 07/25/22	4,196,237	0.1
	5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/22	5,771,728	0.1
	200,000	(1),(2)	Mizuho Financial Group, Inc., 3.477%, 04/12/26	202,795	0.0
	3,730,000		Morgan Stanley, 2.750%, 05/19/22	3,746,482	0.1
	4,739,000		Morgan Stanley, 3.125%, 07/27/26	4,651,745	0.1
	2,695,000		Morgan Stanley, 3.591%, 07/22/28	2,701,941	0.1
	1,772,000		Morgan Stanley, 3.950%, 04/23/27	1,808,238	0.0
	5,524,000		Morgan Stanley, 4.000%, 07/23/25	5,827,522	0.1
	435,000		MPT Operating Partnership L.P. / MPT Finance Corp., 6.375%, 02/15/22	449,224	0.0
	3,260,000		National Retail Properties, Inc., 3.500%, 10/15/27	3,196,064	0.1
	1,345,000	(1)	Nordea Bank AB, 6.125%, 12/29/49	1,447,556	0.0
DKK	10		Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/29	–	–
	1,670,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	1,654,386	0.0
	4,372,000		Old Republic International Corp., 3.875%, 08/26/26	4,433,446	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
5,271,000		ORIX Corp., 3.700%, 07/18/27	5,289,748	0.1
2,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/24	2,580,166	0.1
1,590,000		Royal Bank of Scotland Group PLC, 3.498%, 05/15/23	1,601,414	0.0
4,829,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/23	4,946,200	0.1
2,988,000		Santander UK Group Holdings PLC, 3.571%, 01/10/23	3,058,808	0.1
1,500,000	(1)	Santander UK Group Holdings PLC, 5.625%, 09/15/45	1,752,531	0.0
3,173,000		Santander UK PLC, 2.375%, 03/16/20	3,197,615	0.1
1,680,000	(1)	Santander UK PLC, 5.000%, 11/07/23	1,819,346	0.0
3,077,000		Select Income REIT, 4.150%, 02/01/22	3,128,583	0.1
4,118,000		Senior Housing Properties Trust, 3.250%, 05/01/19	4,165,680	0.1
5,808,000	(1)	Standard Chartered PLC, 4.300%, 02/19/27	5,939,418	0.1
2,217,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/21	2,206,630	0.1
300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/26	293,295	0.0
4,226,000		Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/27	4,250,098	0.1
1,061,000		Toronto-Dominion Bank, 3.625%, 09/15/31	1,057,586	0.0
1,905,000		Travelers Cos, Inc./The, 4.000%, 05/30/47	1,977,382	0.0
3,494,000		Trinity Acquisition PLC, 6.125%, 08/15/43	4,273,824	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,736,438	0.0
4,085,000	(1)	UniCredit SpA, 4.625%, 04/12/27	4,296,216	0.1
3,490,000		Visa, Inc., 3.150%, 12/14/25	3,576,744	0.1
3,330,000		Washington Real Estate Investment Trust, 3.950%, 10/15/22	3,440,504	0.1
5,900,000		Wells Fargo & Co., 3.584%, 05/22/28	5,980,835	0.1
1,701,000		Wells Fargo & Co., 4.100%, 06/03/26	1,769,317	0.0
2,089,000		Wells Fargo & Co., 4.750%, 12/07/46	2,297,694	0.1
			344,410,897	7.6

		Industrial: 1.1%
2,020,000		Amphenol Corp., 3.200%, 04/01/24	2,050,242	0.1
2,530,000		BNSF Funding Trust I, 6.613%, 12/15/55	2,909,500	0.1
4,905,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	5,205,431	0.1
1,000,000		Cemex SAB de CV, 6.125%, 05/05/25	1,082,500	0.0
1,206,000	(1)	Cemex SAB de CV, 6.125%, 05/05/25	1,305,495	0.0
200,000		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	220,448	0.0
1,000,000	(1)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	1,102,240	0.0
7,356,000		FedEx Corp., 4.400%, 01/15/47	7,673,737	0.2
3,588,000		General Electric Co., 5.000%, 12/29/49	3,799,513	0.1
600,000	(1)	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	673,476	0.0
5,205,000		Masco Corp., 3.500%, 11/15/27	5,160,945	0.1
2,900,000	(1)	Novelis Corp., 5.875%, 09/30/26	2,950,750	0.1
1,220,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	1,350,388	0.0
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/24	2,379,132	0.1
1,445,000		Rockwell Collins, Inc., 3.500%, 03/15/27	1,475,540	0.0
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	2,547,931	0.1
3,855,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	4,028,475	0.1
1,000,000		Transnet SOC Ltd., 4.000%, 07/26/22	986,930	0.0
1,000,000	(1)	Transnet SOC Ltd., 4.000%, 07/26/22	986,930	0.0
			47,889,603	1.1

		Technology: 1.8%
2,052,000		Analog Devices, Inc., 3.500%, 12/05/26	2,075,370	0.0
2,274,000		Apple, Inc., 2.850%, 05/11/24	2,302,721	0.1
5,925,000		Apple, Inc., 3.000%, 06/20/27	5,936,655	0.1
963,000		Apple, Inc., 4.450%, 05/06/44	1,049,461	0.0
2,633,000		Apple, Inc., 4.650%, 02/23/46	2,996,410	0.1
4,703,000		Apple, Inc., 3.350%, 02/09/27	4,845,710	0.1
4,490,000		Apple, Inc., 3.750%, 09/12/47	4,473,485	0.1
3,110,000	(1)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	3,198,323	0.1
1,205,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	1,271,275	0.0
1,608,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	1,689,496	0.0

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
7,406,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	8,132,424	0.2
3,255,000	(1)	First Data Corp., 5.750%, 01/15/24	3,417,750	0.1
1,544,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/22	1,646,707	0.0
1,685,000		Infor US, Inc., 6.500%, 05/15/22	1,755,551	0.0
3,100,000		Intel Corp., 2.875%, 05/11/24	3,140,210	0.1
2,289,000		International Business Machines Corp., 2.875%, 11/09/22	2,343,909	0.1
1,685,000	(2)	International Business Machines Corp., 3.300%, 01/27/27	1,712,452	0.0
1,241,000		KLA-Tencor Corp., 4.125%, 11/01/21	1,312,317	0.0
3,198,000		Microsoft Corp., 3.700%, 08/08/46	3,231,714	0.1
4,395,000		Microsoft Corp., 4.250%, 02/06/47	4,868,510	0.1
4,216,000		Microsoft Corp., 4.450%, 11/03/45	4,757,025	0.1
2,062,000		Oracle Corp., 3.850%, 07/15/36	2,137,231	0.0
2,995,000		Oracle Corp., 4.300%, 07/08/34	3,291,520	0.1
2,780,000		Qualcomm, Inc., 2.600%, 01/30/23	2,787,686	0.1
1,520,000		Qualcomm, Inc., 2.900%, 05/20/24	1,526,749	0.0
2,760,000		Qualcomm, Inc., 3.250%, 05/20/27	2,785,735	0.1
3,580,000		VMware, Inc., 3.900%, 08/21/27	3,624,658	0.1
			82,311,054	1.8

		Utilities: 1.7%
2,945,000		AES Corp., 5.500%, 04/15/25	3,110,656	0.1
1,720,000		Black Hills Corp., 4.250%, 11/30/23	1,835,487	0.0
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	549,887	0.0
1,750,000		Comision Federal de Electricidad, 4.750%, 02/23/27	1,846,250	0.0
1,400,000	(1)	Comision Federal de Electricidad, 4.750%, 02/23/27	1,477,000	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/47	5,018,238	0.1
2,009,000		Consolidated Edison Co. of New York, Inc., 2.900%, 12/01/26	1,978,733	0.0
1,539,000		Duke Energy Carolinas LLC, 2.950%, 12/01/26	1,534,961	0.0
3,032,000		Duke Energy Carolinas LLC, 3.875%, 03/15/46	3,118,170	0.1
6,200,000		Duke Energy Corp., 3.950%, 08/15/47	6,168,851	0.1
3,100,000		Entergy Arkansas, Inc., 3.500%, 04/01/26	3,201,793	0.1
782,000		Entergy Texas, Inc., 7.125%, 02/01/19	834,126	0.0
3,617,000		Exelon Corp., 3.497%, 06/01/22	3,728,713	0.1
3,475,000		FirstEnergy Corp., 2.850%, 07/15/22	3,485,641	0.1
1,740,000		FirstEnergy Corp., 3.900%, 07/15/27	1,774,175	0.0
1,519,000		FirstEnergy Corp., 4.250%, 03/15/23	1,608,415	0.0
1,600,000		FirstEnergy Corp., 7.375%, 11/15/31	2,132,514	0.1
1,880,000		Georgia Power Co., 4.300%, 03/15/42	1,977,036	0.0
4,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/26	4,400,459	0.1
618,000		Metropolitan Edison Co., 7.700%, 01/15/19	660,178	0.0
3,171,000		Mississippi Power Co., 4.250%, 03/15/42	3,023,078	0.1
790,000		Mississippi Power Co., 4.750%, 10/15/41	770,780	0.0
709,000		Nevada Power Co., 7.125%, 03/15/19	761,536	0.0
1,402,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	1,453,518	0.0
1,901,000		NiSource Finance Corp., 5.950%, 06/15/41	2,386,726	0.1
2,000,000	(2)	NRG Energy, Inc., 6.250%, 05/01/24	2,090,000	0.1
2,050,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/27	2,053,842	0.1
800,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	882,400	0.0
2,173,000		PSEG Power LLC, 2.450%, 11/15/18	2,184,079	0.1
3,500,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/47	3,629,458	0.1
3,535,000		Southwestern Electric Power Co., 2.750%, 10/01/26	3,423,000	0.1
2,009,000		Virginia Electric & Power Co., 2.950%, 11/15/26	1,999,656	0.0
3,010,000		Wisconsin Public Service Corp., 1.650%, 12/04/18	3,005,890	0.1
			78,105,246	1.7

	Total Corporate Bonds/Notes
	(Cost $1,115,178,444)		1,143,131,586	25.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.5%
2,808,625		Alternative Loan Trust 2004-J7 MI, 2.257%, (1.000*US0001M + 1.020%), 10/25/34	2,475,420	0.1

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,154,459		Alternative Loan Trust 2005-10CB 1A1, 1.737%, (1.000*US0001M + 0.500%), 05/25/35	3,393,014	0.1
3,455,630		Alternative Loan Trust 2005-51 3A2A, 2.179%, (1.000*12MTA + 1.290%), 11/20/35	3,367,057	0.1
1,090,772		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	1,015,337	0.0
1,351,777		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	1,297,867	0.0
2,452,191		Alternative Loan Trust 2005-J2 1A12, 1.637%, (1.000*US0001M + 0.400%), 04/25/35	2,194,897	0.1
1,125,739		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	936,714	0.0
247,612		Alternative Loan Trust 2006-18CB A10, 1.637%, (1.000*US0001M + 0.400%), 07/25/36	165,384	0.0
1,525,137		Alternative Loan Trust 2006-19CB A28, 1.837%, (1.000*US0001M + 0.600%), 08/25/36	1,134,887	0.0
1,525,019		Alternative Loan Trust 2006-HY11 A1, 1.357%, (1.000*US0001M + 0.120%), 06/25/36	1,354,418	0.0
1,613,691		Alternative Loan Trust 2007-23CB A3, 1.737%, (1.000*US0001M + 0.500%), 09/25/37	1,018,329	0.0
4,048,800		Alternative Loan Trust 2007-2CB 2A1, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	2,723,652	0.1
1,628,753		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/37	1,257,500	0.0
1,479,190		Alternative Loan Trust 2007-8CB A3, 1.737%, (1.000*US0001M + 0.500%), 05/25/37	1,037,192	0.0
2,037,324		American Home Mortgage Assets Trust 2007-4 A4, 1.527%, (1.000*US0001M + 0.290%), 08/25/37	1,828,943	0.0
264,582	(1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	264,888	0.0
1,575,416		Banc of America Funding 2007-2 1A16 Trust, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	1,275,135	0.0
1,658,295	(4)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/37	317,313	0.0
2,471,812		Bear Stearns ALT-A Trust 2005-4 23A1, 3.564%, 05/25/35	2,488,439	0.1
3,166,697		Bear Stearns ALT-A Trust 2005-7 21A1, 3.621%, 09/25/35	3,189,105	0.1
1,001,714	(1)	Bellemeade Re Ltd. 2015-1A M2, 5.537%, (1.000*US0001M + 4.300%), 07/25/25	1,026,118	0.0
3,446,310		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.165%, 11/25/34	3,433,254	0.1
2,218,477		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/36	2,221,840	0.1
2,675,531		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.518%, 11/25/36	2,336,587	0.1
1,066,036		Citigroup Mortgage Loan Trust 2007-10 22AA, 3.737%, 09/25/37	1,008,057	0.0
2,811,000	(1)	Citigroup Mortgage Loan Trust 2010-7 3A5, 5.500%, 12/25/35	2,845,646	0.1
1,074,652		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	996,286	0.0
778,279		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	482,197	0.0
2,876,376	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/37	2,704,376	0.1
126,027,992	(4)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 1.166%, 04/25/37	5,001,055	0.1
2,865,674		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.517%, (1.000*US0001M + 0.280%), 08/19/45	2,540,612	0.1
6,984,111	(4)	Fannie Mae 2008-12 SC, 5.113%, (-1.000*US0001M + 6.350%), 03/25/38	1,191,056	0.0
7,470,883		Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	8,395,289	0.2
1,476,921		Fannie Mae 2012-110 CA, 3.000%, 10/25/42	1,487,255	0.0
4,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/42	5,280,056	0.1
6,534,000		Fannie Mae 2013-116 UB, 4.000%, 11/25/43	6,861,719	0.2
4,758,385		Fannie Mae 2013-20 DL, 4.000%, 03/25/33	5,065,510	0.1
41,695,171	(4)	Fannie Mae 2016-82 SD, 4.813%, (-1.000*US0001M + 6.050%), 11/25/46	7,397,749	0.2
10,040,414		Fannie Mae 2016-88 EA, 3.500%, 01/25/45	10,378,312	0.2

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,600,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.487%, (1.000*US0001M + 4.250%), 04/25/29	5,073,259	0.1
676,663		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.237%, (1.000*US0001M + 5.000%), 07/25/25	740,389	0.0
1,705,638		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.537%, (1.000*US0001M + 4.300%), 02/25/25	1,828,457	0.0
3,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.887%, (1.000*US0001M + 3.650%), 09/25/29	3,283,457	0.1
2,650,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.237%, (1.000*US0001M + 3.000%), 10/25/29	2,733,632	0.1
2,600,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.437%, (1.000*US0001M + 2.200%), 01/25/30	2,568,961	0.1
52,103		Fannie Mae Grantor Trust 1998-T2 A6, 0.782%, (1.000*US0001M + 0.550%), 01/25/32	53,800	0.0
42,871	(4)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	560	0.0
596,536	(4)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/43	88,771	0.0
2,284,416	(4)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/28	213,271	0.0
243,766		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	268,936	0.0
358,305	(4)	Fannie Mae REMIC Trust 1999-6 SE, 6.451%, (-1.000*US0001M + 7.685%), 02/17/29	44,201	0.0
184,763		Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	203,797	0.0
1,927,500		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/33	2,145,036	0.1
572,987		Fannie Mae REMIC Trust 2003-45 FJ, 2.737%, (1.000*US0001M + 1.500%), 06/25/33	597,987	0.0
2,551,897	(4)	Fannie Mae REMIC Trust 2003-66 SA, 6.413%, (-1.000*US0001M + 7.650%), 07/25/33	530,740	0.0
410,619	(4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	94,531	0.0
1,263,507		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/33	1,373,691	0.0
21,581		Fannie Mae REMIC Trust 2004-10 SC, 23.651%, (-4.000*US0001M + 28.600%), 02/25/34	24,582	0.0
1,859,216		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/34	2,034,252	0.1
38,040		Fannie Mae REMIC Trust 2004-56 FE, 1.687%, (1.000*US0001M + 0.450%), 10/25/33	38,133	0.0
912,915		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/34	1,023,246	0.0
1,957,332		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/34	2,108,032	0.1
358,617		Fannie Mae REMIC Trust 2004-79 S, 16.398%, (-2.750*US0001M + 19.800%), 08/25/32	395,214	0.0
140,246		Fannie Mae REMIC Trust 2004-W10 A5, 5.500%, 08/25/34	142,037	0.0
4,850,746		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/35	5,287,960	0.1
142,977		Fannie Mae REMIC Trust 2005-74 NP, 18.313%, (-3.782*US0001M + 22.992%), 01/25/35	159,559	0.0
262,792		Fannie Mae REMIC Trust 2006-104 ES, 27.264%, (-5.000*US0001M + 33.450%), 11/25/36	468,543	0.0
4,995,034	(4)	Fannie Mae REMIC Trust 2006-12 SD, 5.513%, (-1.000*US0001M + 6.750%), 10/25/35	816,740	0.0
1,370,129	(4)	Fannie Mae REMIC Trust 2006-123 UI, 5.503%, (-1.000*US0001M + 6.740%), 01/25/37	280,482	0.0
373,757	(4)	Fannie Mae REMIC Trust 2006-72 HS, 5.463%, (-1.000*US0001M + 6.700%), 08/25/26	54,607	0.0
96,418		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/37	108,092	0.0

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,827,677	(4)	Fannie Mae REMIC Trust 2007-91 AS, 5.163%, (-1.000*US0001M + 6.400%), 10/25/37	1,291,777	0.0
3,097,696		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,314,126	0.1
15,654,527		Fannie Mae REMIC Trust 2009-50 HZ, 5.567%, 02/25/49	16,970,005	0.4
4,001,581	(4)	Fannie Mae REMIC Trust 2009-90 TS, 4.913%, (-1.000*US0001M + 6.150%), 11/25/39	670,229	0.0
6,267,098	(4)	Fannie Mae REMIC Trust 2010-118 GS, 4.713%, (-1.000*US0001M + 5.950%), 10/25/39	598,100	0.0
9,676,958	(4)	Fannie Mae REMIC Trust 2010-123 SL, 4.833%, (-1.000*US0001M + 6.070%), 11/25/40	1,528,943	0.0
10,153,635	(4)	Fannie Mae REMIC Trust 2010-41 SB, 5.163%, (-1.000*US0001M + 6.400%), 05/25/40	1,750,431	0.0
2,925,760	(4)	Fannie Mae REMIC Trust 2010-43 VS, 5.213%, (-1.000*US0001M + 6.450%), 05/25/40	510,445	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	12,252,909	0.3
3,279,350	(4)	Fannie Mae REMIC Trust 2011-102 SA, 5.363%, (-1.000*US0001M + 6.600%), 10/25/41	573,695	0.0
4,011,054		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	4,250,361	0.1
4,501,063	(4)	Fannie Mae REMIC Trust 2011-93 GS, 5.313%, (-1.000*US0001M + 6.550%), 04/25/39	894,859	0.0
2,368,349	(4)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/41	266,664	0.0
11,754,093	(4)	Fannie Mae REMIC Trust 2012-122 SB, 4.913%, (-1.000*US0001M + 6.150%), 11/25/42	2,486,077	0.1
6,947,234	(4)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/42	763,622	0.0
11,348,913	(4)	Fannie Mae REMIC Trust 2012-133 AS, 4.963%, (-1.000*US0001M + 6.200%), 10/25/42	2,034,760	0.1
1,859,034	(4)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/42	231,630	0.0
9,205,624	(4)	Fannie Mae REMIC Trust 2012-15 SP, 5.383%, (-1.000*US0001M + 6.620%), 06/25/40	1,116,282	0.0
4,581,580	(4)	Fannie Mae REMIC Trust 2012-24 HS, 5.313%, (-1.000*US0001M + 6.550%), 09/25/40	700,608	0.0
10,646,031	(4)	Fannie Mae REMIC Trust 2012-30 QS, 5.363%, (-1.000*US0001M + 6.600%), 04/25/31	1,446,224	0.0
2,828,540	(4)	Fannie Mae REMIC Trust 2012-68 YS, 5.463%, (-1.000*US0001M + 6.700%), 07/25/42	534,111	0.0
4,055,876	(4)	Fannie Mae REMIC Trust 2013-26 JS, 4.963%, (-1.000*US0001M + 6.200%), 10/25/32	690,927	0.0
13,808,636	(4)	Fannie Mae REMIC Trust 2013-60 DS, 4.963%, (-1.000*US0001M + 6.200%), 06/25/33	2,548,538	0.1
13,224,964	(4)	Fannie Mae REMIC Trust 2013-9 SM, 5.013%, (-1.000*US0001M + 6.250%), 02/25/33	2,160,983	0.1
9,929,878	(4)	Fannie Mae REMIC Trust 2014-17 DS, 4.963%, (-1.000*US0001M + 6.200%), 02/25/43	1,400,671	0.0
4,747,074	(4)	Fannie Mae REMIC Trust 2014-28 BS, 4.963%, (-1.000*US0001M + 6.200%), 08/25/43	802,130	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/41	2,684,450	0.1
36,034,004	(4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	8,241,222	0.2
2,394,470	(4)	Fannie Mae Series 2013-72 YS, 4.913%, (-1.000*US0001M + 6.150%), 07/25/33	478,124	0.0
850,831		First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.537%, (1.000*US0001M + 0.300%), 12/25/36	524,926	0.0
850,831	(4)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.463%, (-1.000*US0001M + 6.700%), 12/25/36	232,110	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
972,230		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/37	801,037	0.0
40,136,959		Freddie Mac 326 350, 3.500%, 03/15/44	41,529,473	0.9
16,080,580	(4)	Freddie Mac 3510 AS, 5.176%, (-1.000*US0001M + 6.410%), 04/15/37	3,060,165	0.1
13,904,921	(4)	Freddie Mac 4191 SA, 4.966%, (-1.000*US0001M + 6.200%), 03/15/43	2,366,120	0.1
842,570		Freddie Mac 4316 XZ, 4.500%, 03/15/44	952,713	0.0
1,335,146		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/36	1,499,218	0.0
634,404		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/36	723,222	0.0
196,874		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	223,705	0.0
178,417		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	199,100	0.0
1,254,059		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/29	1,430,493	0.0
229,100		Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	260,428	0.0
352,849		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	375,197	0.0
465,997		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	517,817	0.0
194,726	(4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	45,908	0.0
1,257,206		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/34	1,364,026	0.0
239,823		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	267,235	0.0
2,970,137	(4)	Freddie Mac REMIC Trust 2866 GS, 5.366%, (-1.000*US0001M + 6.600%), 09/15/34	209,287	0.0
1,024,046	(4)	Freddie Mac REMIC Trust 2883 SD, 5.466%, (-1.000*US0001M + 6.700%), 10/15/34	80,963	0.0
379,102		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	414,517	0.0
513,433		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	562,167	0.0
9,790,981	(4)	Freddie Mac REMIC Trust 3045 DI, 5.496%, (-1.000*US0001M + 6.730%), 10/15/35	1,785,523	0.0
82,333		Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	84,006	0.0
1,996,961		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	2,230,014	0.1
656,054	(5)	Freddie Mac REMIC Trust 3139 PO, 01/15/36	637,584	0.0
2,732,210	(4)	Freddie Mac REMIC Trust 3171 PS, 5.251%, (-1.000*US0001M + 6.485%), 06/15/36	409,805	0.0
10,681,934	(4)	Freddie Mac REMIC Trust 3199 S, 5.216%, (-1.000*US0001M + 6.450%), 08/15/36	1,967,855	0.1
940,645		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	1,049,729	0.0
461,887		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/37	503,781	0.0
508,021		Freddie Mac REMIC Trust 3524 LA, 5.252%, 03/15/33	552,816	0.0
81,971		Freddie Mac REMIC Trust 3556 NT, 4.334%, (US0001M + 3.100%), 03/15/38	84,196	0.0
10,356,548		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,529,698	0.3
921,805		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	1,028,066	0.0
3,766,279	(4)	Freddie Mac REMIC Trust 3710 SL, 4.766%, (-1.000*US0001M + 6.000%), 05/15/36	212,817	0.0
713,044		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	790,788	0.0
25,000,000		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/38	26,174,900	0.6
1,000,000		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/39	1,040,068	0.0
701,132		Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	762,476	0.0
2,479,047	(4)	Freddie Mac REMIC Trust 3856 KS, 5.316%, (-1.000*US0001M + 6.550%), 05/15/41	451,058	0.0
2,176,544	(4)	Freddie Mac REMIC Trust 3925 SD, 4.816%, (-1.000*US0001M + 6.050%), 07/15/40	275,605	0.0

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,657,425	(4)	Freddie Mac REMIC Trust 3925 SL, 4.816%, (-1.000*US0001M + 6.050%), 01/15/41	1,680,060	0.0
599,476		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	644,972	0.0
3,406,373	(4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	419,126	0.0
3,100,334	(4)	Freddie Mac REMIC Trust 4088 CS, 4.766%, (-1.000*US0001M + 6.000%), 08/15/42	583,098	0.0
11,591,542	(4)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/33	1,434,962	0.0
5,907,331	(4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,033,583	0.0
4,501,514		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	4,569,914	0.1
1,196,814		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	1,355,582	0.0
3,083,910	(4)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/43	503,657	0.0
4,462,400		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	4,907,612	0.1
5,989,902		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	6,569,985	0.2
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/40	1,894,185	0.0
10,088,128	(4)	Freddie Mac REMIC Trust 4386 LS, 4.866%, (-1.000*US0001M + 6.100%), 09/15/44	1,861,042	0.0
10,438,230		Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	11,176,164	0.3
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.337%, (1.000*US0001M + 4.100%), 08/25/24	1,191,974	0.0
4,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.937%, (1.000*US0001M + 4.700%), 04/25/28	4,833,133	0.1
2,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.787%, (1.000*US0001M + 5.550%), 07/25/28	2,466,138	0.1
2,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.687%, (1.000*US0001M + 3.450%), 10/25/29	2,435,064	0.1
7,200,000	(3)	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.734%, (1.000*US0001M + 2.500%), 03/25/30	7,208,633	0.2
2,050,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.887%, (1.000*US0001M + 2.650%), 12/25/29	2,060,151	0.1
1,390,509		Freddie Mac Structured Pass Through Certificates T-48 1A, 5.118%, 07/25/33	1,522,287	0.0
1,496,132		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/45	1,612,552	0.0
15,451	(4)	Ginnie Mae Series 2001-28 SV, 7.016%, (-1.000*US0001M + 8.250%), 06/16/31	1,031	0.0
1,197,164	(4)	Ginnie Mae Series 2005-7 AH, 5.536%, (-1.000*US0001M + 6.770%), 02/16/35	201,059	0.0
18,183,798	(4)	Ginnie Mae Series 2007-41 SL, 5.464%, (-1.000*US0001M + 6.700%), 07/20/37	3,712,637	0.1
1,892,466	(4)	Ginnie Mae Series 2008-2 SW, 5.314%, (-1.000*US0001M + 6.550%), 01/20/38	354,150	0.0
1,284,602	(4)	Ginnie Mae Series 2008-35 SN, 5.164%, (-1.000*US0001M + 6.400%), 04/20/38	194,887	0.0
708,370	(4)	Ginnie Mae Series 2008-40 PS, 5.266%, (-1.000*US0001M + 6.500%), 05/16/38	122,412	0.0
1,731,861	(4)	Ginnie Mae Series 2009-25 KS, 4.964%, (-1.000*US0001M + 6.200%), 04/20/39	272,391	0.0
1,415,916		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	1,534,637	0.0
1,488,168		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	1,626,269	0.0
4,819,513	(4)	Ginnie Mae Series 2009-33 SN, 5.064%, (-1.000*US0001M + 6.300%), 05/20/39	319,589	0.0
10,403,949		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	12,715,707	0.3
2,967,234		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/39	3,179,110	0.1
677,325	(4)	Ginnie Mae Series 2009-43 HS, 4.964%, (-1.000*US0001M + 6.200%), 06/20/38	44,203	0.0
3,709,165	(4)	Ginnie Mae Series 2010-116 NS, 5.416%, (-1.000*US0001M + 6.650%), 09/16/40	611,266	0.0

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,434,051	(4)	Ginnie Mae Series 2010-116 SK, 5.384%, (-1.000*US0001M + 6.620%), 08/20/40	1,809,896	0.0
17,736,777	(4)	Ginnie Mae Series 2010-149 HS, 4.866%, (-1.000*US0001M + 6.100%), 05/16/40	2,070,907	0.1
1,837,419	(4)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/40	640,122	0.0
2,788,016	(4)	Ginnie Mae Series 2010-68 MS, 4.614%, (-1.000*US0001M + 5.850%), 06/20/40	423,338	0.0
7,092,768	(4)	Ginnie Mae Series 2011-72 SA, 4.116%, (-1.000*US0001M + 5.350%), 05/16/41	983,701	0.0
11,243,668	(4)	Ginnie Mae Series 2011-73 LS, 5.454%, (-1.000*US0001M + 6.690%), 08/20/39	1,282,669	0.0
271,910		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	280,357	0.0
2,004,904	(4)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/41	277,654	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/42	1,441,165	0.0
13,816,929	(4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	2,790,066	0.1
3,876,816	(4)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/29	432,025	0.0
8,317,410	(4)	Ginnie Mae Series 2014-185 SB, 4.364%, (-1.000*US0001M + 5.600%), 12/20/44	1,170,601	0.0
14,494,033	(4)	Ginnie Mae Series 2014-3 SU, 4.814%, (-1.000*US0001M + 6.050%), 07/20/39	2,251,510	0.1
13,019,878	(4)	Ginnie Mae Series 2014-56 SP, 4.966%, (-1.000*US0001M + 6.200%), 12/16/39	1,794,087	0.0
14,253,248	(4)	Ginnie Mae Series 2014-58 SG, 4.366%, (-1.000*US0001M + 5.600%), 04/16/44	2,105,899	0.1
6,151		GSR Mortgage Loan Trust 2005-5F 8A1, 1.737%, (1.000*US0001M + 0.500%), 06/25/35	5,879	0.0
363,612		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/37	349,980	0.0
3,909,567		HarborView Mortgage Loan Trust 2007-5 A1A, 1.421%, (1.000*US0001M + 0.190%), 09/19/37	3,658,856	0.1
278,524		HomeBanc Mortgage Trust 2004-1 2A, 2.097%, (1.000*US0001M + 0.860%), 08/25/29	267,837	0.0
2,362,463		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.447%, (1.000*US0001M + 0.210%), 04/25/46	2,161,987	0.1
3,659,762		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.447%, (1.000*US0001M + 0.210%), 02/25/46	3,295,526	0.1
568,205	(1)	Jefferies Resecuritization Trust 2009-R6 1A2, 3.396%, 03/26/36	555,477	0.0
526,194		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/35	440,714	0.0
2,886,103		JP Morgan Mortgage Trust 2005-A4 B1, 3.505%, 07/25/35	2,592,654	0.1
2,214,799	(1)	JP Morgan Mortgage Trust 2017-3 B1, 3.890%, 08/25/47	2,230,855	0.1
2,120,977	(1)	JP Morgan Mortgage Trust 2017-3 B2, 3.890%, 08/25/47	2,113,083	0.1
18,995,997	(4)	Lehman Mortgage Trust 2006-7 2A4, 5.313%, (-1.000*US0001M + 6.550%), 11/25/36	3,664,022	0.1
13,694,399	(4)	Lehman Mortgage Trust 2006-9 2A5, 5.383%, (-1.000*US0001M + 6.620%), 01/25/37	3,020,381	0.1
1,787,723		Lehman XS Trust Series 2005-5N 1A2, 1.597%, (1.000*US0001M + 0.360%), 11/25/35	1,596,883	0.0
1,100,000	(1)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/58	1,091,270	0.0
3,200,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	3,139,552	0.1
5,910,626		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	5,178,367	0.1
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	8,895,959	0.2
275,136		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	264,690	0.0

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
109,896	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 3.661%, 09/25/34	111,830	0.0
2,343,297	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 3.543%, 10/20/35	2,268,967	0.1
599,449	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.517%, 10/25/36	555,337	0.0
4,730,005	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.747%, (1.000*US0001M + 0.510%), 08/25/45	4,608,042	0.1
128,642,973	(4) WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.030%, 08/25/45	4,626,066	0.1
651,114	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.039%, 10/25/36	636,080	0.0
1,487,411	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.754%, 11/25/36	1,429,222	0.0
1,786,699	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.854%, 12/25/36	1,622,704	0.0
4,130,656	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 2.854%, 12/25/36	3,740,810	0.1
2,314,959	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.859%, 12/25/36	2,258,258	0.1
2,432,126	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.215%, 08/25/46	2,309,424	0.1
3,244,932	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.072%, 12/25/36	3,094,045	0.1
761,690	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 2.838%, 03/25/37	688,003	0.0
2,124,704	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.798%, 04/25/37	1,895,721	0.0
2,549,825	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.137%, (1.000*US0001M + 0.900%), 11/25/35	2,062,563	0.1
2,284,605	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	2,062,667	0.1
1,651,526	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/35	1,549,874	0.0
706,043	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	674,844	0.0
2,266,583	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 1.879%, (1.000*12MTA + 0.990%), 06/25/46	1,816,475	0.0
6,038,857	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.849%, (1.000*12MTA + 0.960%), 08/25/46	4,449,820	0.1
1,039,445	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.467%, (1.000*US0001M + 0.230%), 01/25/47	972,596	0.0
2,153,415	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.557%, (1.000*US0001M + 0.320%), 01/25/47	2,030,514	0.1
1,661,861	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.667%, (1.000*US0001M + 0.430%), 06/25/37	1,323,040	0.0
1,824,711	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/37	1,752,584	0.0
837,280	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 3.362%, 04/25/36	775,101	0.0

	Total Collateralized Mortgage Obligations
	(Cost $512,014,744)	521,022,713	11.5

FOREIGN GOVERNMENT BONDS: 4.0%
4,975,000	Argentine Republic Government International Bond, 6.875%, 01/26/27	5,380,462	0.1
9,160,000	Argentine Republic Government International Bond, 6.875%, 04/22/21	9,992,415	0.2

See Accompanying Notes to Financial Statements

33

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
ARS	21,200,000		Republic of Argentina, 18.200%, 10/03/21	1,260,789	0.0
CLP	2,710,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	4,293,109	0.1
BRL	23,892,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	8,012,456	0.2
BRL	26,035,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	8,683,992	0.2
BRL	5,156,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/25	1,712,704	0.0
	1,968,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,891,740	0.0
	2,500,000		Brazilian Government International Bond, 6.000%, 04/07/26	2,781,250	0.1
	1,062,000		Colombia Government International Bond, 2.625%, 03/15/23	1,044,079	0.0
	3,900,000		Colombia Government International Bond, 3.875%, 04/25/27	3,967,275	0.1
	760,000		Colombia Government International Bond, 8.125%, 05/21/24	975,650	0.0
COP	21,119,500,000		Colombian TES, 11.000%, 07/24/20	8,198,518	0.2
	350,000	(1)	Costa Rica Government International Bond, 4.250%, 01/26/23	349,125	0.0
	400,000		Costa Rica Government International Bond, 9.995%, 08/01/20	466,000	0.0
	2,500,000		Croatia Government International Bond, 5.500%, 04/04/23	2,779,425	0.1
	272,000		Croatia Government International Bond, 6.375%, 03/24/21	302,154	0.0
	300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/25	318,000	0.0
	270,000		Dominican Republic International Bond, 5.875%, 04/18/24	293,625	0.0
	300,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/24	337,875	0.0
	2,150,000		Dominican Republic International Bond, 6.875%, 01/29/26	2,457,364	0.1
	250,000	(1)	Egypt Government International Bond, 5.875%, 06/11/25	250,500	0.0
	2,700,000		Egypt Government International Bond, 6.125%, 01/31/22	2,799,309	0.1
	232,000	(1)	El Salvador Government International Bond, 5.875%, 01/30/25	228,520	0.0
	290,380	(1)	Gabonese Republic, 6.375%, 12/12/24	284,508	0.0
HUF	1,692,320,000		Hungary Government Bond, 7.500%, 11/12/20	7,780,191	0.2
	2,506,000		Hungary Government International Bond, 5.375%, 02/21/23	2,830,301	0.1
	416,000		Hungary Government International Bond, 7.625%, 03/29/41	645,944	0.0
	1,775,000	(1)	Indonesia Government International Bond, 3.850%, 07/18/27	1,827,387	0.0
	1,500,000		Indonesia Government International Bond, 4.125%, 01/15/25	1,577,958	0.0
	600,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/25	631,183	0.0
	2,750,000	(1)	Indonesia Government International Bond, 4.350%, 01/08/27	2,920,725	0.1
IDR	28,498,000,000		Indonesia Treasury Bond, 8.375%, 09/15/26	2,387,705	0.1
	2,674,015		Ivory Coast Government International Bond, 5.750%, 12/31/32	2,630,461	0.1
	600,000	(1)	KazAgro National Management Holding JSC, 4.625%, 05/24/23	605,812	0.0
	2,100,000		Kazakhstan Government International Bond, 5.125%, 07/21/25	2,330,706	0.1
	1,000,000	(1)	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,109,860	0.0
	955,000		Lebanon Government International Bond, 6.000%, 01/27/23	942,737	0.0
	1,150,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,152,427	0.0
MXN	147,260,000		Mexican Bonos, 6.500%, 06/10/21	8,044,633	0.2
	400,000		Mexico Government International Bond, 4.000%, 10/02/23	423,880	0.0
	2,250,000		Morocco Government International Bond, 4.250%, 12/11/22	2,392,479	0.1
	600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/22	637,994	0.0
	850,000		Namibia International Bonds, 5.500%, 11/03/21	911,351	0.0
	3,125,000		Panama Government International Bond, 3.875%, 03/17/28	3,281,250	0.1

See Accompanying Notes to Financial Statements

34

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	693,000		Panama Government International Bond, 6.700%, 01/26/36	919,957	0.0
PEN	11,093,000	(1)	Peru Government Bond, 6.150%, 08/12/32	3,595,690	0.1
	1,900,000	(2)	Peruvian Government International Bond, 4.125%, 08/25/27	2,099,500	0.0
	1,380,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	1,419,113	0.0
	1,500,000		Republic of Poland Government International Bond, 4.000%, 01/22/24	1,615,995	0.0
PLN	13,164,000		Republic of Poland Government Bond, 4.000%, 10/25/23	3,823,116	0.1
	475,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/17/19	490,746	0.0
	600,000		Republic of Paraguay, 4.625%, 01/25/23	634,680	0.0
	600,000	(1)	Republic of Paraguay, 4.625%, 01/25/23	634,680	0.0
	1,250,000		South Africa Government International Bond, 4.300%, 10/12/28	1,180,078	0.0
	1,602,000		Romanian Government International Bond, 4.375%, 08/22/23	1,719,938	0.0
	136,000	(1)	Romanian Government International Bond, 4.375%, 08/22/23	146,012	0.0
	6,400,000		Russian Federal Bond - OFZ, 4.750%, 05/27/26	6,796,288	0.2
RUB	272,530,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	4,626,287	0.1
RUB	276,740,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	4,704,628	0.1
RUB	424,870,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	7,396,104	0.2
RUB	164,590,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	2,801,061	0.1
	350,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	373,125	0.0
	1,100,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/26	1,210,734	0.0
	316,669		Tanzania Government International Bond, 7.452%, (US0003M + 6.000%), 03/09/20	331,923	0.0
	800,000		Turkey Government International Bond, 4.875%, 10/09/26	796,371	0.0
	200,000		Turkey Government International Bond, 6.250%, 09/26/22	219,844	0.0
	2,083,000		Turkey Government International Bond, 7.375%, 02/05/25	2,424,143	0.1
TRY	17,898,000		Turkey Government Bond, 9.200%, 09/22/21	4,750,848	0.1
	2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	2,739,428	0.1
	2,300,000		Uruguay Government International Bond, 4.375%, 10/27/27	2,483,137	0.1
	253,970		Uruguay Government International Bond, 7.625%, 03/21/36	357,463	0.0
	341,643		Uruguay Government International Bond, 8.000%, 11/18/22	418,513	0.0
UYU	115,000,000		Uruguay Government International Bond, 9.875%, 06/20/22	4,277,088	0.1
	475,000		Vietnam Government International Bond, 6.750%, 01/29/20	519,740	0.0
	300,000	(1)	Zambia Government International Bond, 5.375%, 09/20/22	286,671	0.0

		Total Foreign Government Bonds
		(Cost $171,245,068)		179,918,729	4.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.8%
	1,385,699	(1)	BAMLL Re-REMIC Trust 2014-FRR5 A502, 0.350%, 03/27/45	1,382,225	0.0
	1,194,925		Banc of America Commercial Mortgage Trust 2007-3 B, 5.883%, 06/10/49	1,205,691	0.0
	92,840,000	(1),(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	3,878,437	0.1
	760,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	763,672	0.0
	760,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	761,278	0.0
	760,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	748,666	0.0
	3,520,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 F, 5.966%, 02/13/42	3,649,094	0.1
	2,000,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.966%, 02/13/42	2,011,162	0.0

See Accompanying Notes to Financial Statements

35

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
492,699	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.907%, 04/12/38	496,317	0.0
2,123,366	(1)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	2,141,259	0.0
25,490,535	(4)	CD 2016-CD1 Mortgage Trust XA, 1.573%, 08/10/49	2,399,679	0.1
45,113,000	(1),(4)	CD 2016-CD1 Mortgage Trust XB, 0.818%, 08/10/49	2,481,003	0.1
34,276,161	(4)	CD 2017-CD4 XA Mortgage Trust XA, 1.484%, 05/10/50	3,166,446	0.1
4,139,000		Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.259%, 11/10/46	4,389,104	0.1
3,040,000		Citigroup Commercial Mortgage Trust 2016-P4 A4, 2.902%, 07/10/49	3,012,681	0.1
41,797,086	(4)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.167%, 07/10/49	5,298,796	0.1
18,760,866	(4)	Citigroup Commercial Mortgage Trust 2016-P6 XA, 0.977%, 12/10/49	916,511	0.0
3,940,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.272%, 09/15/50	3,929,687	0.1
40,760,000	(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.935%, 09/15/50	2,913,553	0.1
191,352,795	(4)	COMM 2013-CCRE13 XA, 1.083%, 11/12/46	6,780,261	0.2
36,530,000	(4)	COMM 2017-COR2 XA, 1.186%, 09/10/50	3,341,881	0.1
5,140,050	(4)	COMM 2012-CR1 XA, 2.057%, 05/15/45	361,391	0.0
30,793,800	(4)	COMM 2012-CR2 XA, 1.838%, 08/15/45	2,016,544	0.0
37,306,259	(4)	COMM 2012-CR4 XA, 2.002%, 10/15/45	2,434,237	0.1
27,260,000	(1),(4)	COMM 2012-CR4 XB, 0.756%, 10/15/45	795,785	0.0
13,624,574	(1),(4)	COMM 2012-LC4 XA, 2.385%, 12/10/44	940,807	0.0
4,240,000	(1)	COMM 2013-CR10 C, 4.948%, 08/10/46	4,396,788	0.1
140,541,566	(1),(4)	COMM 2015-PC1 XA, 0.906%, 07/10/50	5,301,959	0.1
920,000		COMM 2016-COR1 C, 4.542%, 10/10/49	927,223	0.0
70,054,669	(4)	COMM 2016-CR28 XA, 0.400%, 02/10/49	2,911,535	0.1
17,123	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	17,080	0.0
642,500	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	659,151	0.0
900,000	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.493%, 05/15/36	943,141	0.0
4,460,000	(1)	DBJPM 16-C3 Mortgage Trust, 3.636%, 09/10/49	3,635,458	0.1
2,840,000	(1)	DBUBS 2011-LC2A D, 5.727%, 07/10/44	2,989,611	0.1
16,840,000	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.444%, 08/25/20	2,278,092	0.1
27,973,945	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.781%, 11/25/44	3,661,490	0.1
32,886,106	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K011 X3, 2.664%, 12/25/43	2,434,351	0.1
43,466,717	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.362%, 04/25/21	1,571,865	0.0
31,310,004	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.566%, 05/25/22	1,700,763	0.0
20,890,903	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K021 X3, 2.035%, 07/25/40	1,741,804	0.0
66,124,130	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K039 X3, 2.177%, 08/25/42	8,374,383	0.2
32,460,000	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.104%, 11/25/42	3,901,143	0.1
33,815,651	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.686%, 10/25/18	435,853	0.0
28,528,867	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.655%, 12/25/18	390,275	0.0

See Accompanying Notes to Financial Statements

36

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
44,074,524	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.640%, 03/25/19	758,941	0.0
43,312,272	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.807%, 07/25/19	941,973	0.0
53,993,884	(4)	Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.452%, 11/25/19	1,080,542	0.0
25,000,000	(4)	Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.896%, 08/25/39	2,405,970	0.1
216,502,948	(1),(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	720,825	0.0
3,400,000	(1)	GS Mortgage Securities Trust 2010-C2 D, 5.356%, 12/10/43	3,479,148	0.1
3,000,000	(1)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/43	2,887,445	0.1
2,710,000	(1)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	2,432,333	0.1
24,718,429	(4)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.421%, 05/10/45	1,614,244	0.0
67,624,238	(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.579%, 11/10/46	3,001,400	0.1
83,412,424	(4)	GS Mortgage Securities Trust 2016-GS4 XA, 0.720%, 11/10/49	3,188,507	0.1
316,701	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.950%, 05/15/41	318,509	0.0
1,810,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	1,748,151	0.0
17,385,000	(1),(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.421%, 12/15/47	280,490	0.0
1,800,998	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	1,785,541	0.0
1,320,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.512%, 06/12/41	1,340,109	0.0
4,950,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	4,975,414	0.1
2,400,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.719%, 07/15/46	2,470,044	0.1
1,319,025	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 TAC1, 7.990%, 07/15/46	1,318,318	0.0
91,441,850	(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.822%, 06/15/45	4,484,683	0.1
141,887,577	(4)	JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.801%, 07/15/45	3,098,158	0.1
2,900,000	(1)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.250%, 11/15/45	2,846,622	0.1
20,688,660	(4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.322%, 04/15/47	607,794	0.0
1,664,365	(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.326%, 10/15/48	88,884	0.0
19,763,502	(4)	JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.484%, 07/15/50	1,572,621	0.0
448,220	(1)	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.842%, 02/15/40	447,619	0.0
1,860,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.942%, 02/15/40	1,840,464	0.0
55,388		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	56,065	0.0
1,130,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	1,123,855	0.0
2,000,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	1,978,228	0.0
4,783,755		LB-UBS Commercial Mortgage Trust 2005-C7 E, 5.350%, 11/15/40	4,845,563	0.1

See Accompanying Notes to Financial Statements

37

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
756,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 6.041%, 06/15/38	756,256	0.0
5,216,370	(1),(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.907%, 11/15/38	1,576	0.0
56,978,520	(1),(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.392%, 03/10/50	3,045,593	0.1
53,658		Merrill Lynch Mortgage Investors Trust Series 1997-C2 F, 6.250%, 12/10/29	53,482	0.0
1,550,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.844%, 08/15/45	1,561,374	0.0
109,064,285	(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.283%, 12/15/47	5,434,488	0.1
3,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 C, 4.608%, 08/15/47	3,017,964	0.1
2,511,980	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/47	1,810,629	0.0
9,977,098	(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33 XA, 1.609%, 05/15/50	923,544	0.0
4,251,000		Morgan Stanley Capital I Trust 2006-IQ11 C, 6.393%, 10/15/42	4,162,831	0.1
3,230,000	(1)	Morgan Stanley Capital I Trust 2007-TOP27 B, 6.150%, 06/11/42	3,586,749	0.1
3,090,000	(1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.588%, 09/15/47	3,290,820	0.1
1,300,000	(1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.588%, 09/15/47	1,382,417	0.0
403,520	(1)	Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.835%, 07/15/33	418,057	0.0
2,699,601	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	2,642,723	0.1
42,189,047	(4)	Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 2.157%, 07/15/48	5,381,880	0.1
78,679,823	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.753%, 12/15/45	5,128,115	0.1
14,843,636	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.028%, 08/15/45	1,054,087	0.0
12,351,417	(1),(4)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.170%, 11/15/45	972,369	0.0
48,885,628	(1),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.505%, 03/15/48	2,346,471	0.1
73,988,872	(4)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.097%, 09/15/46	2,317,272	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $219,302,779)		219,515,289	4.8

U.S. TREASURY OBLIGATIONS: 31.2%
		U.S. Treasury Bonds: 4.0%
175,844,000		3.000%, 05/15/47	180,844,564	4.0

		U.S. Treasury Notes: 27.2%
390,599,000		1.375%, 09/30/19	389,775,078	8.6
320,427,000	(2)	1.375%, 09/15/20	318,180,256	7.0
6,670,000		1.875%, 07/31/22	6,654,107	0.2
253,789,000		1.875%, 09/30/22	253,104,960	5.6
69,000		2.125%, 09/30/24	68,800	0.0
265,604,000	(2)	2.250%, 08/15/27	263,710,533	5.8
			1,231,493,734	27.2

	Total U.S. Treasury Obligations
	(Cost $1,421,186,382)		1,412,338,298	31.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.7%
		Federal Home Loan Mortgage Corporation: 5.5%(6)
1,215,389		2.500%, 05/01/30	1,226,708	0.0
1,470,839		2.500%, 05/01/30	1,484,036	0.0
1,996,950		2.500%, 06/01/30	2,014,784	0.0
11,794,000	(3)	3.000%, 01/15/27	12,107,828	0.3
24,502,000	(3)	3.000%, 06/15/42	24,554,641	0.5
3,141,771		3.000%, 03/01/45	3,160,545	0.1
2,870,246		3.000%, 03/01/45	2,891,894	0.1
7,133,314		3.000%, 04/01/45	7,177,099	0.2
7,239,513		3.000%, 04/01/45	7,296,554	0.2
107,081,000	(3)	3.500%, 02/15/41	110,247,463	2.4
11,209,591		3.500%, 01/01/45	11,605,425	0.3
4,028,109		3.500%, 03/01/45	4,176,259	0.1
10,232		3.625%, (US0012M + 1.773%), 05/01/37	10,791	0.0
15,432,000	(3)	4.000%, 06/15/40	16,224,999	0.4
1,570,288		4.000%, 10/01/41	1,660,781	0.0
2,491,626		4.000%, 12/01/41	2,635,198	0.1
3,314,823		4.000%, 08/01/44	3,493,581	0.1
2,195,095		4.000%, 07/01/45	2,312,998	0.1
5,275,281		4.000%, 09/01/45	5,558,628	0.1
4,041,790		4.000%, 09/01/45	4,258,883	0.1
7,574,902		4.000%, 09/01/45	7,981,766	0.2
5,825,090		4.000%, 05/01/46	6,137,967	0.1
1,310,070		4.500%, 08/01/41	1,410,308	0.0
1,600,454		4.500%, 09/01/41	1,723,031	0.0
1,390,394		4.500%, 10/01/41	1,496,186	0.0
2,104,391		4.500%, 03/01/44	2,276,758	0.0
159,899		5.000%, 01/01/41	174,758	0.0
1,706,705		5.000%, 04/01/41	1,864,191	0.0
46,942		5.500%, 07/01/37	52,085	0.0
2,540,795		5.500%, 11/01/38	2,850,654	0.1

See Accompanying Notes to Financial Statements

38

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation: (continued)
4,895		6.000%, 12/01/28	5,511	0.0
18,503		6.000%, 01/01/29	20,827	0.0
8,984		6.500%, 01/01/24	9,962	0.0
8,458		6.500%, 12/01/31	9,486	0.0
794,631		6.500%, 09/01/34	895,080	0.0
1,850		7.000%, 03/01/32	1,937	0.0
			251,009,602	5.5

		Federal National Mortgage Association: 6.0%(6)
18,700,000	(3)	2.500%, 10/25/27	18,806,807	0.4
2,503,860		2.500%, 05/01/30	2,530,553	0.1
3,789,921		2.500%, 06/01/30	3,830,363	0.1
5,620,490		2.500%, 06/01/30	5,680,462	0.1
2,304,693		2.500%, 07/01/30	2,329,291	0.1
3,329,037		3.000%, 08/01/30	3,428,877	0.1
2,028,925		3.000%, 09/01/30	2,089,895	0.1
5,938,475		3.000%, 04/01/43	5,992,634	0.1
4,510,972		3.000%, 07/01/43	4,551,383	0.1
1,231,273		3.000%, 08/01/43	1,242,490	0.0
1,077,145		3.000%, 09/01/43	1,086,958	0.0
15,093,174		3.000%, 04/01/45	15,191,586	0.3
2,955,926		3.000%, 08/01/46	2,974,804	0.1
1,518,829		3.000%, 11/01/46	1,527,291	0.0
186,281		3.237%, (US0012M + 1.486%), 07/01/35	194,738	0.0
132,000	(3)	3.500%, 04/25/42	135,844	0.0
7,725,239		3.500%, 10/01/42	7,996,716	0.2
2,480,300		3.500%, 04/01/43	2,573,020	0.1
7,729,726		3.500%, 08/01/43	8,018,570	0.2
4,779,188		3.500%, 03/01/44	4,958,826	0.1
573,887		3.500%, 01/01/46	595,343	0.0
828,657		3.500%, 02/01/46	859,674	0.0
427,223		3.500%, 02/01/46	443,214	0.0
33,865,599		3.500%, 08/01/46	35,138,765	0.8
718,353		4.000%, 03/01/42	758,054	0.0
478,259		4.000%, 07/01/42	505,949	0.0
2,937,981		4.000%, 07/01/42	3,107,492	0.1
2,800,605		4.000%, 07/01/42	2,962,617	0.1
1,577,461		4.000%, 09/01/43	1,680,069	0.0
3,084,172		4.000%, 01/01/45	3,251,215	0.1
23,098,079		4.000%, 01/01/45	24,770,898	0.6
2,107,141		4.000%, 03/01/45	2,220,511	0.1
22,103,936		4.000%, 05/01/45	23,299,502	0.5
3,649,862		4.000%, 06/01/45	3,866,481	0.1
13,680,031		4.000%, 12/01/46	14,516,493	0.3
2,894,152		4.250%, 11/01/43	3,101,016	0.1
654,676		4.500%, 11/01/40	709,079	0.0
323,062		4.500%, 11/01/40	348,758	0.0
5,654,911		4.500%, 11/01/40	6,125,407	0.1
10,822		4.500%, 12/01/40	11,721	0.0
5,485		4.500%, 12/01/40	5,936	0.0
12,860		4.500%, 01/01/41	13,927	0.0
9,662		4.500%, 01/01/41	10,464	0.0
839,674		4.500%, 10/01/41	904,495	0.0
187,618		5.000%, 06/01/33	206,815	0.0
30,654		5.000%, 09/01/33	33,793	0.0
112,761		5.000%, 11/01/33	124,310	0.0
23,708		5.000%, 03/01/34	26,135	0.0
38,317		5.000%, 03/01/34	42,128	0.0
245,691		5.000%, 02/01/35	270,828	0.0
173,035		5.000%, 06/01/35	190,277	0.0
9,795		5.000%, 06/01/35	10,799	0.0
97,903		5.000%, 07/01/35	107,943	0.0
404,823		5.000%, 07/01/35	446,280	0.0
644,247		5.000%, 08/01/35	709,977	0.0
865,144		5.000%, 10/01/35	953,375	0.0
38,755		5.000%, 10/01/35	42,685	0.0
453,620		5.000%, 02/01/36	500,148	0.0
88,123		5.000%, 03/01/36	97,166	0.0
6,862		5.000%, 03/01/36	7,566	0.0
14,410		5.000%, 05/01/36	15,819	0.0
9,473		5.000%, 06/01/36	10,446	0.0
337,003		5.000%, 07/01/36	371,534	0.0
475,199		5.000%, 07/01/37	524,068	0.0
288,002		5.000%, 11/01/40	315,413	0.0
119,045		5.000%, 05/01/41	130,124	0.0
587,201		5.000%, 06/01/41	641,853	0.0
390,043		5.000%, 06/01/41	426,341	0.0
23,760,655		5.000%, 08/01/56	26,399,722	0.6
243,170		5.500%, 03/01/37	272,426	0.0
242,767		5.500%, 06/01/39	271,769	0.0
2,313,661		5.500%, 10/01/39	2,583,372	0.1
1,656		6.000%, 10/01/18	1,673	0.0
82,749		6.000%, 09/01/36	93,136	0.0
446,904		6.000%, 05/01/38	478,244	0.0
941		6.500%, 02/01/28	1,043	0.0
199		6.500%, 09/01/31	221	0.0
647		6.500%, 09/01/31	717	0.0
18,514		6.500%, 11/01/31	20,696	0.0
8,452		6.500%, 04/01/32	9,373	0.0
4,830		6.500%, 08/01/32	5,356	0.0
1,496		6.500%, 08/01/32	1,664	0.0
16,258		6.500%, 02/01/33	18,022	0.0
12,284		7.000%, 12/01/27	12,766	0.0
3,424		7.000%, 10/01/31	3,776	0.0
4,413		7.000%, 03/01/32	4,956	0.0
1,850		7.500%, 09/01/30	2,204	0.0
1,382		7.500%, 10/01/30	1,385	0.0
5,555		7.500%, 09/01/31	6,544	0.0
17,714		7.500%, 02/01/32	19,958	0.0
9,667,000	(3)	14.000%, 07/25/42	9,684,370	0.2
10,000	(3)	26.000%, 10/01/44	10,530	0.0
			270,457,934	6.0

		Government National Mortgage Association: 2.2%
44,614,000	(3)	3.500%, 07/20/42	46,307,066	1.0
13,274,672		3.500%, 08/20/47	13,860,444	0.3
18,484,964		3.500%, 08/20/47	19,329,933	0.5
468,409		4.000%, 11/20/40	496,031	0.0
2,846,584		4.000%, 03/20/46	3,012,125	0.1
553,562		4.500%, 10/15/39	603,245	0.0
383,738		4.500%, 11/15/39	418,220	0.0
398,499		4.500%, 11/15/39	429,635	0.0
131,694		4.500%, 12/15/39	143,526	0.0
125,551		4.500%, 08/20/41	135,044	0.0
646,988		5.140%, 10/20/60	672,432	0.0
950,001		5.310%, 10/20/60	983,896	0.0
918,274		5.500%, 03/20/60	953,234	0.0
13,213,000	(3)	16.000%, 05/20/45	13,397,775	0.3
			100,742,606	2.2

	Total U.S. Government Agency Obligations
	(Cost $622,350,165)		622,210,142	13.7

ASSET-BACKED SECURITIES: 11.5%
		Automobile Asset-Backed Securities: 0.5%
1,600,000		Capital Auto Receivables Asset Trust 2015-2 B, 2.290%, 05/20/20	1,607,050	0.0
1,280,000		Capital Auto Receivables Asset Trust 2015-2 C, 2.670%, 08/20/20	1,291,134	0.0
400,000		CarMax Auto Owner Trust 2015-2 C, 2.390%, 03/15/21	402,077	0.0

See Accompanying Notes to Financial Statements

39

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities: (continued)
1,960,000		GM Financial Automobile Leasing Trust 2015-2 B, 2.420%, 07/22/19	1,964,854	0.1
1,890,000		GM Financial Automobile Leasing Trust 2015-2 C, 2.990%, 07/22/19	1,901,680	0.0
3,240,000	(1)	Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	3,258,504	0.1
1,450,000	(1)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,458,884	0.0
1,550,000	(1)	Oscar US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/24	1,553,881	0.0
2,270,000	(1)	Santander Drive Auto Receivables Trust 2013-A E, 4.710%, 01/15/21	2,301,589	0.1
5,130,000		Santander Drive Auto Receivables Trust 2014-3 D, 2.650%, 08/17/20	5,168,563	0.1
1,940,000	(1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,934,605	0.1
			22,842,821	0.5

		Home Equity Asset-Backed Securities: 0.5%
8,522,269		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.484%, (1.000*US0001M + 0.250%), 05/25/31	8,464,130	0.2
4,732,474		GSAA Home Equity Trust 2006-4 4A3, 3.412%, 03/25/36	3,977,471	0.1
4,767,489		GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	3,485,736	0.1
462,127		HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.890%, 12/25/36	421,204	0.0
2,153,714		Morgan Stanley Home Equity Loan Trust 2006-3 A3, 1.397%, (1.000*US0001M + 0.160%), 04/25/36	1,672,168	0.0
1,517,876		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 1.397%, (1.000*US0001M + 0.160%), 02/25/37	1,367,246	0.0
1,848,115		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.467%, (1.000*US0001M + 0.230%), 02/25/37	1,679,562	0.0
3,500,000		Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/35	3,655,678	0.1
34,683		RASC Series Trust 2002-KS1 AIIB, 1.837%, (1.000*US0001M + 0.600%), 06/25/32	30,756	0.0
			24,753,951	0.5

		Other Asset-Backed Securities: 10.0%
1,591,604	(1)	1776 CLO Ltd. 2006-1A D, 3.062%, (1.000*US0003M + 1.750%), 05/08/20	1,593,956	0.0
3,366,363	(1)	Ajax Mortgage Loan Trust 2016-C, 4.000%, 10/25/57	3,365,157	0.1
1,884,940	(1)	Ajax Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	1,902,237	0.0
5,100,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.304%, (1.000*US0003M + 2.000%), 10/15/27	5,137,944	0.1
2,930,000	(1)	ALM VIII Ltd. 2013-8A A1R, 2.794%, (1.000*US0003M + 1.490%), 10/15/28	2,952,271	0.1
1,103,120	(1),(4),(7)	American Homes 4 Rent 2015-SFR1 XS 0.000%, 04/17/52	–	–
1,076,000	(1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	1,164,822	0.0
1,250,000	(1)	American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	1,365,068	0.0
6,962,417	(1),(4),(7)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	–	–
3,440,000	(1)	Apidos CLO XI 2012-11A BR, 3.254%, (1.000*US0003M + 1.950%), 01/17/28	3,463,478	0.1
3,130,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.154%, (1.000*US0003M + 1.850%), 04/17/26	3,138,573	0.1
5,420,000	(1)	Apidos CLO XVII 2014-17A BR, 3.804%, (1.000*US0003M + 2.500%), 04/17/26	5,440,748	0.1
3,860,000	(1)	Apidos Clo XXV 2016-25A A1, 2.767%, (1.000*US0003M + 1.460%), 10/20/28	3,874,691	0.1
4,000,000	(1)	Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (1.000*US0003M + 1.350%), 10/15/29	3,999,836	0.1
4,350,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 3.604%, (1.000*US0003M + 2.300%), 04/17/26	4,359,487	0.1
4,410,000	(1)	Ares XXXII CLO Ltd. 2014-32A BR, 3.565%, (1.000*US0003M + 2.250%), 11/15/25	4,432,121	0.1

See Accompanying Notes to Financial Statements

40

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
3,970,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.664%, (1.000*US0003M + 2.350%), 04/25/26	3,989,215	0.1
3,700,000	(1)	Babson CLO Ltd. 2014-3A AR, 2.624%, (1.000*US0003M + 1.320%), 01/15/26	3,732,553	0.1
2,640,000	(1)	Babson CLO Ltd. 2014-3A C1R, 3.954%, (1.000*US0003M + 2.650%), 01/15/26	2,665,302	0.1
3,620,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.507%, (1.000*US0003M + 2.200%), 07/20/25	3,631,580	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (1.000*US0003M + 1.350%), 07/20/30	1,649,931	0.0
3,890,000	(1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (1.000*US0003M + 1.350%), 07/18/29	3,907,143	0.1
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.554%, (1.000*US0003M + 1.250%), 07/15/29	8,785,435	0.2
3,190,000	(1)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.794%, (1.000*US0003M + 1.490%), 01/15/29	3,230,156	0.1
2,450,000	(1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.554%, (1.000*US0003M + 2.250%), 07/15/26	2,461,395	0.1
6,520,000	(1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.704%, (1.000*US0003M + 2.400%), 01/15/26	6,525,783	0.1
4,350,000	(1)	BlueMountain CLO 2014-4A CR, 3.867%, (1.000*US0003M + 2.550%), 11/30/26	4,387,728	0.1
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 3.804%, (1.000*US0003M + 2.500%), 04/13/27	4,113,191	0.1
3,270,000	(1)	Burnham Park Clo Ltd. 2016-1A A, 2.737%, (1.000*US0003M + 1.430%), 10/20/29	3,295,006	0.1
3,480,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.467%, (1.000*US0003M + 2.150%), 07/27/26	3,504,329	0.1
6,380,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.461%, (1.000*US0003M + 1.300%), 04/20/31	6,396,875	0.1
6,640,000	(1)	Cedar Funding II CLO Ltd. 2013-1A A1R, 2.547%, (1.000*US0003M + 1.230%), 06/09/30	6,659,986	0.1
4,300,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.667%, (1.000*US0003M + 2.350%), 06/09/30	4,317,780	0.1
3,500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.563%, (1.000*US0003M + 2.250%), 07/23/30	3,513,387	0.1
9,680,000	(1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.777%, (1.000*US0003M + 1.470%), 10/20/28	9,749,444	0.2
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (1.000*US0003M + 1.250%), 10/17/30	3,529,965	0.1
4,700,000	(1)	Cent CLO 2014-22A A2AR, 3.262%, (1.000*US0003M + 1.950%), 11/07/26	4,710,114	0.1
37,149		Chase Funding Trust Series 2003-5 2A2, 1.837%, (1.000*US0001M + 0.600%), 07/25/33	36,105	0.0
4,050,000	(7)	CIFC Funding 2013-2A A1LR, 2.650%, 10/18/30	4,050,000	0.1
2,700,000	(7)	CIFC Funding 2013-2A A3LR, 3.950%, 10/18/30	2,700,000	0.1
2,750,000	(1)	CIFC Funding 2014-4A C1R, 3.954%, (1.000*US0003M + 2.650%), 10/17/26	2,756,212	0.1
3,660,000	(1)	CIFC Funding 2016-1A A, 2.787%, (1.000*US0003M + 1.480%), 10/21/28	3,678,135	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 3.657%, (1.000*US0003M + 2.350%), 04/20/30	2,159,853	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1 Ltd., 2.633%, (1.000*US0003M + 1.250%), 10/24/30	7,449,550	0.2
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.942%, (1.000*US0001M + 0.705%), 09/25/35	7,066,794	0.2
7,700,000	(1),(3)	Deer Creek Clo Ltd. 2017-1A A, 2.240%, (1.000*US0003M + 1.180%), 10/20/30	7,700,000	0.2
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (1.000*US0003M + 1.210%), 10/15/30	7,040,425	0.2

See Accompanying Notes to Financial Statements

41

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
5,565,000	(1)	Dryden 33 Senior Loan Fund 2014-33A AR, 2.734%, (1.000*US0003M + 1.430%), 10/15/28	5,611,796	0.1
7,900,000	(1)	Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	7,915,358	0.2
2,960,000	(1)	Dryden Senior Loan Fund 2014-31A CR, 3.404%, (1.000*US0003M + 2.100%), 04/18/26	2,968,134	0.1
2,100,000	(1)	Dryden Senior Loan Fund 2014-34A CR, 3.454%, (1.000*US0003M + 2.150%), 10/15/26	2,107,591	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 2.745%, (1.000*US0003M + 1.350%), 04/15/28	6,685,328	0.1
6,410,000	(1)	Dryden Senior Loan Fund 2017-47A C, 3.595%, (1.000*US0003M + 2.200%), 04/15/28	6,434,121	0.1
7,700,000	(1),(3)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.154%, (1.000*US0003M + 1.850%), 10/15/27	7,700,000	0.2
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.515%, (1.000*US0003M + 1.200%), 08/15/30	5,576,570	0.1
3,990,000	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	4,094,412	0.1
3,000,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 2.954%, (1.000*US0003M + 1.650%), 01/17/26	3,001,794	0.1
3,920,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 3.654%, (1.000*US0003M + 2.350%), 01/17/26	3,924,700	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.537%, (1.000*US0003M + 1.220%), 07/24/30	4,254,258	0.1
2,300,000	(7)	Gilbert Park CLO Ltd. 2017-1A A, 2.340%, 10/15/30	2,300,000	0.1
1,850,000	(7)	Gilbert Park CLO Ltd. 2017-1A B, 2.960%, 10/15/30	1,850,000	0.0
2,100,000	(7)	Gilbert Park CLO Ltd. 2017-1A C, 3.320%, 10/15/30	2,100,000	0.0
2,494,228	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	2,606,468	0.1
2,356,607	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/41	2,398,386	0.0
2,500,000	(1)	Invitation Homes Trust 2014-SFR2 E, 4.384%, (1.000*US0001M + 3.150%), 06/17/32	2,531,010	0.1
1,500,000	(1)	Jay Park CLO Ltd. 2016-1A B, 3.707%, (1.000*US0003M + 2.400%), 10/20/27	1,502,343	0.0
1,800,000	(1)	Jimmy Johns Funding LLC 2017-1A A2I, 3.610%, 07/30/47	1,813,280	0.0
8,500,000	(1)	KKR CLO 9 AR Ltd., 2.574%, (1.000*US0003M + 1.270%), 07/15/30	8,510,498	0.2
5,400,000	(1)	LCM XXIII Ltd. 23A A1, 2.707%, (1.000*US0003M + 1.400%), 10/20/29	5,440,187	0.1
1,250,000	(1)	Madison Park Funding V Ltd. 2007-5A D, 4.817%, (1.000*US0003M + 3.500%), 02/26/21	1,251,286	0.0
4,500,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.513%, (1.000*US0003M + 2.200%), 07/23/29	4,519,310	0.1
2,900,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.456%, (1.000*US0003M + 2.150%), 01/19/25	2,914,341	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.517%, (1.000*US0003M + 2.200%), 01/27/26	5,428,323	0.1
414,648	(1)	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	416,805	0.0
1,600,000	(1)	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.865%, (1.000*US0003M + 1.550%), 02/15/26	1,605,373	0.0
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.627%, (1.000*US0003M + 1.320%), 03/17/30	9,490,654	0.2
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (1.000*US0003M + 1.350%), 07/15/29	2,999,946	0.1
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.679%, (1.000*US0003M + 1.375%), 07/15/29	5,576,238	0.1

See Accompanying Notes to Financial Statements

42

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,570,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.404%, (1.000*US0003M + 2.100%), 04/15/26	1,571,696	0.0
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.656%, (1.000*US0003M + 1.350%), 07/19/30	4,070,065	0.1
5,660,000	(1)	OHA Loan Funding Ltd. 2015-1A AR, 2.725%, (1.000*US0003M + 1.410%), 08/15/29	5,733,608	0.1
5,980,000	(1)	OHA Loan Funding Ltd. 2015-1A BR, 3.115%, (1.000*US0003M + 1.800%), 08/15/29	6,010,970	0.1
1,500,000	(1)	Palmer Square CLO 2013-1A CR Ltd., 4.415%, (1.000*US0003M + 3.100%), 05/15/25	1,501,155	0.0
6,000,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 3.554%, (1.000*US0003M + 2.250%), 10/17/27	6,041,838	0.1
8,550,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 3.866%, (1.000*US0003M + 2.550%), 05/21/29	8,646,256	0.2
2,190,000	(1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.577%, (1.000*US0003M + 1.270%), 07/20/30	2,189,792	0.0
4,340,000	(1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.657%, (1.000*US0003M + 1.350%), 07/20/30	4,339,583	0.1
5,950,000	(1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.120%, (1.000*US0003M + 2.800%), 10/15/25	5,949,881	0.1
952,432		Popular ABS Mortgage Pass-Through Trust 2005-D A5, 4.146%, 01/25/36	943,655	0.0
4,000,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	4,063,547	0.1
4,000,000	(1)	Progress Residential 2015-SFR3 C, 4.327%, 11/12/32	4,139,098	0.1
5,312,000	(1),(3),(7)	Recette CLO Ltd. 2015-1A CR, 3.063%, (1.000*US0003M + 1.700%), 10/20/27	5,312,000	0.1
7,830,000	(1)	Shackleton CLO Ltd. 2016-9A A, 2.807%, (1.000*US0003M + 1.500%), 10/20/28	7,904,432	0.2
1,500,000	(1)	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	1,563,899	0.0
3,416,641	(1)	SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	3,463,504	0.1
6,550,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/26	6,638,557	0.1
5,345,000	(1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	5,383,499	0.1
7,320,000	(1)	Symphony CLO Ltd. 2012-9A AR, 2.754%, (1.000*US0003M + 1.450%), 10/16/28	7,394,935	0.2
3,120,000	(1)	Symphony CLO Ltd. 2016-18A B, 3.113%, (1.000*US0003M + 1.800%), 01/23/28	3,131,067	0.1
3,080,000	(1)	Symphony CLO XIV Ltd. 2014-14A C1R, 3.804%, (1.000*US0003M + 2.500%), 07/14/26	3,097,039	0.1
3,415,500	(1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	3,489,448	0.1
618,750	(1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	644,916	0.0
2,580,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.507%, (1.000*US0003M + 2.200%), 10/20/26	2,590,851	0.1
7,080,000	(1)	THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	7,112,426	0.2
6,000,000	(1)	THL Credit Wind River CLO Ltd. 2017-1A C, 3.604%, (1.000*US0003M + 2.300%), 04/18/29	6,022,752	0.1
5,200,000	(1)	THL Credit Wind River CLO Ltd. 2017-3A A, 2.489%, (1.000*US0003M + 1.250%), 10/15/30	5,199,953	0.1
9,030,000	(1)	Wind River CLO Ltd. 2016-2A A, 2.811%, (1.000*US0003M + 1.500%), 11/01/28	9,064,224	0.2
1,400,000	(1)	Towd Point Mortgage Trust 2015-2 1B1, 3.469%, 11/25/60	1,434,580	0.0
2,640,000	(1)	Towd Point Mortgage Trust 2015-2 2B2, 4.241%, 11/25/57	2,787,424	0.1
4,346,000	(1)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/55	4,275,940	0.1
			452,824,861	10.0

		Student Loan Asset-Backed Securities: 0.5%
2,380,000	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/40	2,409,165	0.1
1,414,568	(1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	1,437,543	0.0

See Accompanying Notes to Financial Statements

43

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities: (continued)
1,968,663	(1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	1,996,187	0.1
2,900,000	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	2,911,491	0.1
962,898	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/39	934,196	0.0
1,125,841	(1)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/36	1,166,588	0.0
873,125	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/37	893,325	0.0
1,000,000	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/42	997,849	0.0
1,200,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	1,175,847	0.0
1,809,654	(1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	1,814,644	0.0
4,100,000	(1)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/41	4,123,767	0.1
2,400,000	(1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	2,402,697	0.1
			22,263,299	0.5

	Total Asset-Backed Securities
	(Cost $518,485,684)		522,684,932	11.5

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.1%
	Utilities: 0.1%
143,393	(8) SCE Trust VI	3,639,314	0.1

	Total Preferred Stock
	(Cost $3,584,825)	3,639,314	0.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS (9),(10): –%
Total Purchased Options
(Cost $1,088,416)	–	–

Total Long-Term Investments
(Cost $4,584,436,507)	4,624,461,003	102.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 29.5%
		Corporate Bonds/Notes: 0.3%
3,158,000	(1)	Barclays Bank PLC, 6.050%, 12/04/17	3,180,430	0.1
4,567,000		Discover Bank, 2.000%, 02/21/18	4,574,236	0.1
1,760,000		Duke Energy Corp., 2.100%, 06/15/18	1,765,443	0.0
1,763,000	(1)	HBOS PLC, 6.750%, 05/21/18	1,815,696	0.1
966,000		Hewlett Packard Enterprise Co., 2.450%, 10/05/17	966,046	0.0
1,037,000	(1)	International Lease Finance Corp., 7.125%, 09/01/18	1,085,998	0.0
980,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	1,024,835	0.0
			14,412,684	0.3

		U.S. Government Agency Obligations: 0.0%
1,243		Fannie Mae, 5.500%, 02/01/18	1,248	0.0
1		Fannie Mae, 6.000%, 11/01/17	1	0.0
			1,249	0.0

		Securities Lending Collateral(11): 12.4%
133,664,645		Citigroup, Inc., Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $133,676,510, collateralized by various U.S. Government Agency Obligations, 1.898%-9.000%, Market Value plus accrued interest $136,337,938, due 12/01/17-06/01/51)	133,664,645	2.9
133,664,645		Daiwa Capital Markets, Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $133,676,400, collateralized by various U.S. Government/U.S. Gov't Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $136,337,938, due 10/12/17-12/01/51)	133,664,645	2.9
133,664,645		Nomura Securities, Repurchase Agreement dated 09/29/17, 1.08%, due 10/02/17 (Repurchase Amount $133,676,510, collateralized by various U.S. Government/U.S. Gov't Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $136,337,945, due 11/15/17-08/20/67)	133,664,645	3.0

See Accompanying Notes to Financial Statements

44

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
			Securities Lending Collateral(11): (continued)
	57,837,265		Royal Bank of Scotland PLC, Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $57,842,256, collateralized by various U.S. Government Securities, 0.488%-3.500%, Market Value plus accrued interest $58,994,181, due 10/31/17-11/15/42)	57,837,265	1.3
	103,797,350		State of Wisconsin Investment Board, Repurchase Agreement dated 09/29/17, 1.20%, due 10/02/17 (Repurchase Amount $103,807,588, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $106,063,501, due 01/15/19-02/15/46)	103,797,350	2.3
				562,628,550	12.4

			Collateralized Mortgage Obligations: 0.0%
	10,199		Freddie Mac REMIC Trust 2543 AN, 5.000%, 12/15/17
			(Cost $10,084)	10,210	0.0

			U.S. Treasury Obligations: 1.2%
	55,167,000		United States Treasury Note, 0.625%, 06/30/18
			(Cost $54,903,990)	54,899,809	1.2

			Foreign Government Bonds: 0.0%
ARS	21,200,000		Republic of Argentina, 21.200%, 09/19/18	1,218,953	0.0
	630,000	(1)	Serbia International Bond, 5.250%, 11/21/17	632,989	0.0
				1,851,942	0.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 15.6%
705,556,000	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930%
		(Cost $705,556,000)	705,556,000	15.6

	Total Short-Term Investments
	(Cost $1,339,436,505)		1,339,360,444	29.5

	Total Investments in Securities (Cost $5,923,873,012)		$5,963,821,447	131.5
	Liabilities in Excess of Other Assets		(1,430,271,832)	(31.5)
	Net Assets		$4,533,549,615	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Settlement is on a when-issued or delayed-delivery basis.
(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	Preferred Stock may be called prior to convertible date.
(9)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	Non-income producing security.
(11)	Represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of September 30, 2017.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish New Lira
UYU	Uruguayan Peso Uruguayo

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

45

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 47.3%
		Basic Materials: 1.5%
300,000	(1)	Huntsman International LLC, 4.875%, 11/15/20	319,125	0.3
361,000		PPG Industries, Inc., 2.300%, 11/15/19	362,517	0.3
320,000		Sherwin-Williams Co/The, 2.250%, 05/15/20	321,414	0.3
300,000		Teck Resources Ltd., 4.750%, 01/15/22	318,657	0.3
300,000	(2)	WR Grace & Co-Conn, 5.125%, 10/01/21	326,250	0.3
			1,647,963	1.5

		Communications: 3.8%
170,000	(2)	Amazon.com, Inc., 1.900%, 08/21/20	170,502	0.1
537,000		AT&T, Inc., 2.300%, 03/11/19	540,451	0.5
195,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/20	200,277	0.2
236,000		Cisco Systems, Inc., 2.450%, 06/15/20	239,925	0.2
300,000		DISH DBS Corp., 5.125%, 05/01/20	315,285	0.3
180,000		eBay, Inc., 2.150%, 06/05/20	180,490	0.2
300,000	(2)	Gray Television, Inc., 5.125%, 10/15/24	302,250	0.3
300,000	(2)	SFR Group SA, 6.000%, 05/15/22	313,875	0.3
390,000		Orange SA, 1.625%, 11/03/19	387,481	0.4
246,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	248,881	0.2
400,000	(2)	Sky PLC, 2.625%, 09/16/19	402,864	0.4
300,000		Sprint Communications, Inc., 6.000%, 11/15/22	323,910	0.3
191,000		Verizon Communications, Inc., 2.946%, 03/15/22	194,392	0.2
234,000		Walt Disney Co/The, 1.950%, 03/04/20	234,828	0.2
			4,055,411	3.8

		Consumer, Cyclical: 4.0%
65,300		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/25	67,762	0.1
317,000		American Honda Finance Corp., 2.000%, 02/14/20	317,589	0.3
140,000		AutoZone, Inc., 4.000%, 11/15/20	146,726	0.1
214,000	(2)	BMW US Capital LLC, 1.450%, 09/13/19	212,872	0.2
207,000		CVS Health Corp., 2.250%, 08/12/19	208,067	0.2
200,000	(2)	Daimler Finance North America LLC, 2.300%, 01/06/20	200,948	0.2
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/20	313,455	0.3
250,000		Ford Motor Credit Co. LLC, 1.897%, 08/12/19	248,863	0.2
350,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/20	357,246	0.3
550,000		General Motors Financial Co., Inc., 3.950%, 04/13/24	563,886	0.5
240,000	(2)	Hyundai Capital America, 2.750%, 09/18/20	239,930	0.2
52,000		Newell Brands, Inc., 2.600%, 03/29/19	52,430	0.1
190,000	(2)	Nissan Motor Acceptance Corp., 2.150%, 09/28/20	190,262	0.2
140,000		Nordstrom, Inc., 4.750%, 05/01/20	145,243	0.1
207,000		Ralph Lauren Corp., 2.625%, 08/18/20	209,840	0.2
364,000		Toyota Motor Credit Corp., 1.550%, 10/18/19	362,101	0.3
160,000		Toyota Motor Credit Corp., 1.700%, 01/09/19	160,055	0.2
89,227		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/24	93,019	0.1
191,421		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/22	211,836	0.2
			4,302,130	4.0

		Consumer, Non-cyclical: 6.9%
169,000		Abbott Laboratories, 2.800%, 09/15/20	171,969	0.2
310,000		Abbott Laboratories, 2.900%, 11/30/21	315,572	0.3
624,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	625,765	0.6
211,000		AstraZeneca PLC, 1.750%, 11/16/18	210,990	0.2
220,000		AstraZeneca PLC, 1.950%, 09/18/19	220,060	0.2
92,000		AstraZeneca PLC, 2.375%, 11/16/20	92,530	0.1
100,000	(2)	BAT Capital Corp., 2.297%, 08/14/20	100,367	0.1
280,000	(2)	BAT International Finance PLC, 2.750%, 06/15/20	284,694	0.3
380,000		Becton Dickinson and Co., 2.404%, 06/05/20	381,512	0.3
180,000		Cardinal Health, Inc., 1.948%, 06/14/19	180,239	0.2

See Accompanying Notes to Financial Statements

46

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
45,000		Cardinal Health, Inc., 4.625%, 12/15/20	48,139	0.0
300,000		Centene Corp., 4.750%, 05/15/22	314,625	0.3
240,000	(2)	Danone SA, 1.691%, 10/30/19	238,505	0.2
373,000	(1)	Gilead Sciences, Inc., 1.950%, 03/01/22	367,742	0.3
116,000	(1)	Hertz Corp., 6.750%, 04/15/19	115,783	0.1
210,000	(2)	Imperial Brands Finance PLC, 2.950%, 07/21/20	213,291	0.2
200,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	203,708	0.2
234,000		Kroger Co., 2.000%, 01/15/19	234,463	0.2
432,000		Medtronic Global Holdings SCA, 1.700%, 03/28/19	431,826	0.4
188,000		Medtronic, Inc., 2.500%, 03/15/20	190,881	0.2
220,000	(1)	Molson Coors Brewing Co., 1.450%, 07/15/19	217,679	0.2
259,000		Moody's Corp., 2.750%, 12/15/21	261,218	0.2
267,000		Mylan NV, 2.500%, 06/07/19	268,136	0.2
79,000		Mylan NV, 3.150%, 06/15/21	80,434	0.1
300,000	(2)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	311,625	0.3
117,000		PepsiCo, Inc., 1.550%, 05/02/19	116,917	0.1
300,000	(2)	Post Holdings, Inc., 5.500%, 03/01/25	312,000	0.3
340,000		Shire Acquisitions Investments Ireland DAC, 1.900%, 09/23/19	339,450	0.3
123,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	122,654	0.1
295,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	290,832	0.3
179,000		Thermo Fisher Scientific, Inc., 2.150%, 12/14/18	179,834	0.2
			7,443,440	6.9

		Energy: 3.3%
300,000		Antero Resources Corp., 5.125%, 12/01/22	308,250	0.3
180,000		BP Capital Markets PLC, 2.315%, 02/13/20	181,612	0.2
349,000		BP Capital Markets PLC, 2.521%, 01/15/20	353,814	0.3
220,000		Canadian Natural Resources Ltd., 2.950%, 01/15/23	218,907	0.2
195,000		Chevron Corp., 1.790%, 11/16/18	195,384	0.2
58,000		Chevron Corp., 2.419%, 11/17/20	58,808	0.0
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/20	141,109	0.1
406,000		Exxon Mobil Corp., 1.708%, 03/01/19	406,394	0.4
313,000		Shell International Finance BV, 1.375%, 05/10/19	311,924	0.3
84,000		Shell International Finance BV, 1.375%, 09/12/19	83,478	0.1
185,000		Shell International Finance BV, 1.625%, 11/10/18	185,152	0.2
416,000		Shell International Finance BV, 1.750%, 09/12/21	410,557	0.4
144,000		Shell International Finance BV, 2.125%, 05/11/20	145,141	0.1
220,000		Statoil ASA, 1.950%, 11/08/18	220,603	0.2
337,000		Total Capital International SA, 2.100%, 06/19/19	339,627	0.3
			3,560,760	3.3

		Financial: 17.6%
210,000	(2)	ABN AMRO Bank NV, 2.450%, 06/04/20	211,789	0.2
190,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.500%, 05/15/21	201,149	0.2
195,000		American Express Co., 1.875%, 05/03/19	195,229	0.2
200,000	(2)	ANZ New Zealand Int'l Ltd./London, 2.200%, 07/17/20	200,208	0.2
260,000		Aon Corp., 5.000%, 09/30/20	280,129	0.3
200,000		Ares Capital Corp., 3.500%, 02/10/23	197,890	0.2
285,000	(2)	Athene Global Funding, 2.750%, 04/20/20	287,319	0.3
230,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.250%, 06/13/19	231,471	0.2
200,000		Banco Santander SA, 3.500%, 04/11/22	204,978	0.2
550,000		Bank of America Corp., 2.151%, 11/09/20	548,624	0.5
228,000		Bank of America Corp., 2.600%, 01/15/19	229,893	0.2
272,000		Bank of Montreal, 2.100%, 12/12/19	273,027	0.3
250,000		Bank of New York Mellon Corp., 2.600%, 08/17/20	253,763	0.2
252,000		Bank of Nova Scotia, 1.650%, 06/14/19	251,355	0.2
200,000	(2)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/20	199,933	0.2
100,000		Barclays Bank PLC, 5.140%, 10/14/20	107,012	0.1
210,000		Barclays PLC, 2.750%, 11/08/19	212,373	0.2
153,000		Berkshire Hathaway Finance Corp., 1.700%, 03/15/19	153,315	0.1
250,000		Branch Banking & Trust Co., 2.100%, 01/15/20	251,273	0.2

See Accompanying Notes to Financial Statements

47

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
280,000		Capital One NA/Mclean VA, 2.650%, 08/08/22	278,487	0.3
250,000		Citibank NA, 2.000%, 03/20/19	250,862	0.2
433,000		Citigroup, Inc., 2.050%, 12/07/18	433,650	0.4
240,000		Citizens Financial Group, Inc., 5.158%, 06/29/23	244,827	0.2
266,000		Comerica, Inc., 2.125%, 05/23/19	265,796	0.3
207,000	(2)	Commonwealth Bank of Australia, 2.250%, 03/10/20	208,076	0.2
410,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	413,092	0.4
200,000		Credit Suisse AG, 5.300%, 08/13/19	211,894	0.2
360,000		Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	367,425	0.3
150,000		Discover Bank, 2.600%, 11/13/18	151,005	0.1
220,000		Fifth Third Bank/Cincinnati OH, 1.625%, 09/27/19	218,684	0.2
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	225,216	0.2
127,000		Goldman Sachs Group, Inc./The, 2.300%, 12/13/19	127,598	0.1
425,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	430,019	0.4
320,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	332,800	0.3
300,000		HSBC Bank USA NA, 4.875%, 08/24/20	322,762	0.3
260,000	(2)	ING Bank NV, 1.650%, 08/15/19	257,911	0.2
290,000		ING Bank NV, 4.125%, 11/21/23	295,705	0.3
87,000		International Lease Finance Corp., 8.250%, 12/15/20	101,858	0.1
310,000	(2)	Intesa Sanpaolo SpA, 3.125%, 07/14/22	311,015	0.3
132,000		JPMorgan Chase & Co., 2.550%, 03/01/21	133,354	0.1
250,000		KeyBank NA/Cleveland OH, 2.350%, 03/08/19	252,072	0.2
342,000		KeyCorp, 2.300%, 12/13/18	343,901	0.3
365,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/21	360,700	0.3
30,000		Morgan Stanley, 2.200%, 12/07/18	30,129	0.0
260,000		Morgan Stanley, 2.800%, 06/16/20	264,461	0.3
59,000		Morgan Stanley, 2.500%, 01/24/19	59,507	0.1
250,000		National Australia Bank Ltd./New York, 2.250%, 01/10/20	251,173	0.2
300,000		National Australia Bank Ltd./New York, 2.500%, 05/22/22	299,706	0.3
312,000		National Rural Utilities Cooperative Finance Corp., 1.500%, 11/01/19	309,714	0.3
140,000	(2)	NUVEEN FINANCE LLC, 2.950%, 11/01/19	142,383	0.1
310,000		PNC Bank NA, 1.450%, 07/29/19	308,007	0.3
680,000		PNC Bank NA, 2.400%, 10/18/19	686,014	0.6
190,000	(2)	Protective Life Global Funding, 2.161%, 09/25/20	189,719	0.2
175,000	(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/21	182,438	0.2
346,000		Royal Bank of Canada, 2.125%, 03/02/20	347,577	0.3
465,000		Royal Bank of Scotland Group PLC, 6.400%, 10/21/19	503,876	0.5
470,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	473,842	0.4
363,000	(2)	Scentre Group Trust 1 / Scentre Group Trust 2, 2.375%, 11/05/19	364,812	0.3
250,000		Skandinaviska Enskilda Banken AB, 2.300%, 03/11/20	251,446	0.2
265,000	(2)	Standard Chartered PLC, 2.100%, 08/19/19	264,773	0.3
280,000		Sumitomo Mitsui Banking Corp., 1.966%, 01/11/19	280,316	0.3
186,000		Sumitomo Mitsui Financial Group, Inc., 2.934%, 03/09/21	189,103	0.2
237,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/20	238,214	0.2
188,000		SunTrust Banks, Inc., 2.500%, 05/01/19	189,656	0.2
710,000		Toronto-Dominion Bank, 2.250%, 11/05/19	715,573	0.7
200,000	(2)	UBS AG/London, 2.200%, 06/08/20	200,506	0.2
200,000	(2)	UBS Group Funding Switzerland AG, 2.650%, 02/01/22	199,350	0.2
52,000		Visa, Inc., 2.200%, 12/14/20	52,516	0.1
160,000		Wells Fargo & Co., 2.550%, 12/07/20	161,881	0.2
460,000		Wells Fargo Bank NA, 2.150%, 12/06/19	462,513	0.4
252,000		Westpac Banking Corp., 1.600%, 08/19/19	250,898	0.2
			18,899,542	17.6

		Industrial: 2.4%
324,000		Amphenol Corp., 2.200%, 04/01/20	324,593	0.3
300,000	(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	309,285	0.3

See Accompanying Notes to Financial Statements

48

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
460,000		Caterpillar Financial Services Corp., 2.250%, 12/01/19	463,409	0.4
96,000		General Electric Co., 2.200%, 01/09/20	96,991	0.1
327,000		Ingersoll-Rand Global Holding Co. Ltd., 2.875%, 01/15/19	330,805	0.3
296,000		Lockheed Martin Corp., 1.850%, 11/23/18	296,310	0.3
300,000	(2)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/22	318,750	0.3
207,000		Rockwell Collins, Inc., 1.950%, 07/15/19	207,067	0.2
200,000	(2)	Rolls-Royce PLC, 2.375%, 10/14/20	199,869	0.2
			2,547,079	2.4

		Technology: 4.8%
190,000		Activision Blizzard, Inc., 2.600%, 06/15/22	190,240	0.2
320,000		Apple, Inc., 1.800%, 05/11/20	320,210	0.3
300,000		Apple, Inc., 1.900%, 02/07/20	301,091	0.3
92,000		Applied Materials, Inc., 2.625%, 10/01/20	93,730	0.1
240,000	(2)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375%, 01/15/20	241,423	0.2
732,000	(2)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	746,304	0.7
300,000	(2)	First Data Corp., 5.375%, 08/15/23	314,550	0.3
100,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/20	103,707	0.1
170,000		Intel Corp., 1.850%, 05/11/20	170,394	0.1
337,000		Intel Corp., 2.450%, 07/29/20	343,493	0.3
494,000		International Business Machines Corp., 1.900%, 01/27/20	494,724	0.4
300,000		KLA-Tencor Corp., 3.375%, 11/01/19	307,656	0.3
420,000		Microsoft Corp., 1.550%, 08/08/21	412,710	0.4
180,000		NetApp, Inc., 2.000%, 09/27/19	180,001	0.2
350,000		Qualcomm, Inc., 2.100%, 05/20/20	352,738	0.3
300,000	(2)	Quintiles IMS, Inc., 4.875%, 05/15/23	313,500	0.3
117,000		Texas Instruments, Inc., 2.750%, 03/12/21	119,717	0.1
200,000		VMware, Inc., 2.300%, 08/21/20	200,687	0.2
			5,206,875	4.8

		Utilities: 3.0%
449,000		Black Hills Corp., 2.500%, 01/11/19	451,098	0.4
99,000		Dominion Energy, Inc., 1.600%, 08/15/19	98,396	0.1
280,000		Dominion Energy, Inc., 2.579%, 07/01/20	282,117	0.3
525,000		Duke Energy Corp., 1.800%, 09/01/21	514,753	0.5
143,000		Edison International, 2.125%, 04/15/20	143,064	0.1
143,000		Exelon Generation Co. LLC, 2.950%, 01/15/20	145,588	0.1
190,000		Georgia Power Co., 2.000%, 03/30/20	190,223	0.2
180,000		Georgia Power Co., 2.000%, 09/08/20	179,516	0.2
239,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	240,285	0.2
250,000		Oklahoma Gas & Electric Co., 8.250%, 01/15/19	269,063	0.2
324,000		Public Service Enterprise Group, Inc., 1.600%, 11/15/19	320,590	0.3
296,000		Sempra Energy, 1.625%, 10/07/19	294,242	0.3
130,000		Southern Co. Gas Capital Corp., 2.450%, 10/01/23	127,293	0.1
			3,256,228	3.0

	Total Corporate Bonds/Notes (Cost $50,726,238)		50,919,428	47.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.3%
305,576		Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/40	306,305	0.3
513,309		Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/24	523,093	0.5
168,152		Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/40	178,522	0.2
83,220		Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/39	83,479	0.1
274,902		Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/40	278,374	0.3
25,626		Fannie Mae REMIC Trust 2011-100 QM, 4.000%, 10/25/50	25,706	0.0
591,014		Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/28	673,009	0.6
497,211		Freddie Mac REMIC Trust 3597 L, 5.000%, 07/15/39	529,192	0.5
354,872		Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/39	360,252	0.3
753,111		Ginnie Mae Series 2014-53 JM, 7.133%, 04/20/39	858,705	0.8
582,486		Ginnie Mae Series 2015-H31 FT, 1.881%, (1.000*US0001M + 0.650%), 11/20/65	585,105	0.5

See Accompanying Notes to Financial Statements

49

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
230,221		Wells Fargo Mortgage Backed Securities 2005-AR16 Trust 2A1, 3.183%, 02/25/34	236,309	0.2

	Total Collateralized Mortgage Obligations (Cost $4,634,318)		4,638,051	4.3

U.S. TREASURY OBLIGATIONS: 0.2%
		U.S. Treasury Notes: 0.2%
60,000	(1)	1.375%, 09/15/20	59,579	0.1
75,000		1.875%, 09/30/22	74,798	0.1
59,000		2.125%, 09/30/24	58,830	0.0

	Total U.S. Treasury Obligations (Cost $193,536)		193,207	0.2

FOREIGN GOVERNMENT BONDS: 0.0%
58,000	(1)	European Investment Bank, 1.750%, 05/15/20	58,017	0.0

	Total Foreign Government Bonds (Cost $57,830)		58,017	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.4%
		Federal Home Loan Mortgage Corporation: 0.9%(3)
50,313		5.500%, 01/01/37	55,447	0.1
63,655		5.500%, 08/01/38	70,134	0.1
17,566		5.500%, 10/01/38	19,354	0.0
21,965		5.500%, 10/01/38	24,282	0.0
376,665		5.500%, 11/01/38	422,601	0.4
313,014		5.500%, 02/01/39	345,869	0.3
			937,687	0.9

		Federal National Mortgage Association: 0.5%(3)
308,646		5.000%, 01/01/23	324,445	0.3
210,949		5.000%, 07/01/34	232,587	0.2
			557,032	0.5

	Total U.S. Government Agency Obligations (Cost $1,465,246)		1,494,719	1.4

ASSET-BACKED SECURITIES: 16.9%
		Automobile Asset-Backed Securities: 6.1%
100,000		Ally Auto Receivables Trust 2016-2 A4, 1.600%, 01/15/21	99,709	0.1
150,000		Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	150,544	0.1
350,000		Ally Auto Receivables Trust 2017-3 A4, 2.010%, 03/15/22	350,374	0.3
250,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	250,881	0.2
450,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/22	449,147	0.4
600,000	(2)	Chrysler Capital Auto Receivables Trust 2016-B, 1.870%, 02/15/22	596,586	0.6
250,000		GM Financial Automobile Leasing Trust 2016-2 A4, 1.760%, 03/20/20	249,687	0.2
100,000		GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	100,580	0.1
480,000		Harley-Davidson Motorcycle Trust 2015-1 A4, 1.670%, 08/15/22	479,681	0.5
300,000	(2)	Hyundai Auto Lease Securitization Trust 2016-B A4, 1.680%, 04/15/20	299,708	0.3
150,000	(2)	Hyundai Auto Lease Securitization Trust 2016-C A4, 1.650%, 07/15/20	149,700	0.1
450,000	(2)	Hyundai Auto Lease Securitization Trust 2017-A A4, 2.130%, 04/15/21	451,189	0.4
100,000		Hyundai Auto Receivables Trust 2017-A A4, 2.090%, 04/17/23	100,179	0.1
200,000		Hyundai Auto Receivables Trust 2017-B A4, 1.960%, 02/15/23	199,309	0.2
100,000		Nissan Auto Lease Trust 2016-B A4, 1.610%, 01/18/22	99,750	0.1
540,000		Nissan Auto Receivables 2016-B A4, 1.540%, 10/17/22	535,684	0.5
200,000		Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/23	199,526	0.2
200,000	(2)	Oscar US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	201,225	0.2
500,000	(2)	Oscar US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/21	500,891	0.5
160,000		Toyota Auto Receivables 2016-A Owner Trust A4, 1.470%, 09/15/21	159,066	0.2
450,000		Toyota Auto Receivables 2017-B Owner Trust A4, 2.050%, 09/15/22	450,780	0.4
250,000		Toyota Auto Receivables 2017-C A4 Owner Trust, 1.980%, 12/15/22	249,813	0.2
110,000		World Omni Auto Receivables Trust 2015-B A4, 1.840%, 01/17/22	109,831	0.1
100,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/22	100,476	0.1
			6,534,316	6.1

		Credit Card Asset-Backed Securities: 4.4%
450,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	450,029	0.4

See Accompanying Notes to Financial Statements

50

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Credit Card Asset-Backed Securities: (continued)
350,000		Barclays Dryrock Issuance Trust 2016-1 A, 1.520%, 05/16/22	348,064	0.3
450,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	449,425	0.4
450,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	446,440	0.4
600,000		Capital One Multi-Asset Execution Trust 2016-A6 A6, 1.820%, 09/15/22	599,973	0.6
300,000		Chase Issuance Trust 2016-A2 A, 1.370%, 06/15/21	298,116	0.3
200,000		Chase Issuance Trust 2016-A5 A5, 1.270%, 07/15/21	198,306	0.2
210,000		Citibank Credit Card Issuance Trust 2014-A6 A6, 2.150%, 07/15/21	211,452	0.2
300,000		Citibank Credit Card Issuance Trust 2016-A1 A1, 1.750%, 11/19/21	299,642	0.3
250,000		Citibank Credit Card Issuance Trust 2017-A9 A9, 1.800%, 09/20/21	250,000	0.2
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/24	454,792	0.4
400,000		Discover Card Execution Note Trust 2017-A6 A6, 1.880%, 02/15/23	399,645	0.4
280,000		Synchrony Credit Card Master Note Trust 2016-1 A, 2.040%, 03/15/22	281,215	0.3
			4,687,099	4.4

		Home Equity Asset-Backed Securities: 0.0%
34,019		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 12/25/19	34,207	0.0

		Other Asset-Backed Securities: 6.2%
330,000	(2)	Babson CLO Ltd. 2014-3A AR, 2.624%, (1.000*US0003M + 1.320%), 01/15/26	332,903	0.3
250,000	(2)	Barings CLO Ltd. 2017-1A A2, 2.631%, (1.000*US0003M + 1.350%), 07/18/29	251,102	0.2
560,000	(2)	Benefit Street Partners CLO X Ltd. 2016-10A A1, 2.794%, (1.000*US0003M + 1.490%), 01/15/29	567,049	0.5
410,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.461%, (1.000*US0003M + 1.300%), 04/20/31	411,084	0.4
250,000	(2)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (1.000*US0003M + 1.250%), 10/17/30	249,997	0.2
250,000	(4)	CIFC Funding 2013-2A A1LR, 2.650%, 10/18/30	250,000	0.2
250,000	(2)	CIFC Funding 2016-1A A, 2.787%, (1.000*US0003M + 1.480%), 10/21/28	251,239	0.3
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/23	150,148	0.2
250,000	(2),(5)	Deer Creek Clo Ltd. 2017-1A A, 2.240%, (1.000*US0003M + 1.180%), 10/20/30	250,000	0.2
250,000	(2)	Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	250,486	0.2
250,000	(2)	Dryden Senior Loan Fund 2017-47A A2, 2.745%, (1.000*US0003M + 1.350%), 04/15/28	250,951	0.2
360,000	(2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.515%, (1.000*US0003M + 1.200%), 08/15/30	360,748	0.4
250,000	(2)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.537%, (1.000*US0003M + 1.220%), 07/24/30	250,251	0.2
37,506	(2)	GSAMP Trust 2005-SEA2 A1, 1.587%, (1.000*US0001M + 0.350%), 01/25/45	37,488	0.1
330,000	(2)	LCM XXIII Ltd. 23A A1, 2.707%, (1.000*US0003M + 1.400%), 10/20/29	332,456	0.3
390,000	(2)	Oaktree EIF II Series B1 Ltd. 2015-B1A A, 2.865%, (1.000*US0003M + 1.550%), 02/15/26	391,310	0.4
250,000	(2)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.627%, (1.000*US0003M + 1.320%), 03/17/30	250,545	0.2
250,000	(2)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.679%, (1.000*US0003M + 1.375%), 07/15/29	252,547	0.3
250,000	(2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.656%, (1.000*US0003M + 1.350%), 07/19/30	250,620	0.2
260,000	(2)	OHA Loan Funding Ltd. 2015-1A AR, 2.725%, (1.000*US0003M + 1.410%), 08/15/29	263,381	0.3
250,000	(2)	Palmer Square CLO 2015-2A A1AR Ltd., 2.577%, (1.000*US0003M + 1.270%), 07/20/30	249,976	0.2
250,000	(2)	Palmer Square CLO 2015-2A A1BR Ltd., 2.657%, (1.000*US0003M + 1.350%), 07/20/30	249,976	0.2
250,000	(2)	THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	251,145	0.2

See Accompanying Notes to Financial Statements

51

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
250,000	(2)	THL Credit Wind River CLO Ltd. 2017-3A A, 2.489%, (1.000*US0003M + 1.250%), 10/15/30	249,998	0.2
100,000	(2)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	100,229	0.1
			6,705,629	6.2

		Student Loan Asset-Backed Securities: 0.2%
250,000	(2)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/42	250,991	0.2

	Total Asset-Backed Securities
	(Cost $18,178,441)		18,212,242	16.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.0%
147,183	(2)	Americold LLC 2010 Trust ARTA A2FL, 2.729%, (1.000*US0001M + 1.500%), 01/14/29	147,447	0.1
296,719		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/42	300,063	0.3
230,000		CD 2007-CD5 Mortgage Trust AJA, 6.581%, 11/15/44	229,864	0.2
509,997		Citigroup Commercial Mortgage Trust 2012-GC8 AAB, 2.608%, 09/10/45	516,395	0.5
473,654		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/48	486,385	0.4
59,905		COMM 2012-CR3 A2, 1.765%, 10/15/45	59,869	0.0
56,393		COMM 2012-CR4 A2, 1.801%, 10/15/45	56,366	0.0
410,000		COMM 2013-CR12 A2, 2.904%, 10/10/46	414,079	0.4
270,000		COMM 2013-LC13 A2, 3.009%, 08/10/46	272,913	0.2
110,000		COMM 2014-CR14 A2, 3.147%, 02/10/47	111,399	0.1
170,000		COMM 2014-CR17 A2, 3.012%, 05/10/47	172,815	0.2
240,000		COMM 2014-UBS6 A2, 2.935%, 12/10/47	243,140	0.2
124,820	(2)	Commercial Mortgage Trust 2004-GG1 F, 6.593%, 06/10/36	124,867	0.1
2,314	(2)	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	2,308	0.0
273,777		Ginnie Mae 2011-53 B, 4.397%, 05/16/51	289,007	0.3
80,069		Ginnie Mae 2015-21 AF, 2.071%, 07/16/48	79,091	0.1
205,374		Ginnie Mae 2016-110 AB, 2.000%, 05/16/49	202,161	0.2
89,743		Ginnie Mae 2016-86 AB, 2.500%, 09/16/56	89,621	0.1
408,880		Ginnie Mae 2017-100 AB, 2.300%, 04/16/52	405,584	0.4
188,425		Ginnie Mae 2017-50 AB, 2.400%, 02/16/47	186,129	0.2
208,638		Ginnie Mae 2017-51 AB, 2.350%, 04/16/57	206,685	0.2
139,180		Ginnie Mae 2017-69 AB, 2.350%, 05/16/53	137,980	0.1
149,257		Ginnie Mae 2017-70 A, 2.500%, 10/16/57	148,641	0.1
557,672		Ginnie Mae 2017-86 AB, 2.300%, 11/16/51	553,809	0.5
348,611		Ginnie Mae 2017-89 A, 2.500%, 08/16/57	348,019	0.3
70,943		GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Trust B, 4.965%, 12/10/41	71,684	0.1
280,000		GS Mortgage Securities Corp. II 2015-GC30 A2, 2.726%, 05/10/50	283,913	0.3
1,860		GS Mortgage Securities Trust 2012-GCJ9 A2, 1.762%, 11/10/45	1,859	0.0
258,743		GS Mortgage Securities Trust 2014-GC18 A2, 2.924%, 01/10/47	261,780	0.2
180,823	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	179,271	0.2
386,037	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 A3, 4.106%, 07/15/46	390,611	0.4
1,040,000	(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.588%, 08/15/46	1,131,962	1.0
170,000		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/47	172,669	0.2
68,220		JPMBB Commercial Mortgage Securities Trust 2013-C12 A2, 2.424%, 07/15/45	68,449	0.1
1,524	(2)	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, (1.000*US0001M + 0.700%), 03/18/51	1,513	0.0
171,933		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.319%, 04/15/41	173,766	0.2
388,879		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A2, 2.916%, 02/15/47	394,048	0.4
155,927		Morgan Stanley Capital I Trust 2008-TOP29, 6.498%, 01/11/43	156,889	0.1
390,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.475%, 08/15/39	392,288	0.4

See Accompanying Notes to Financial Statements

52

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
260,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 A2, 2.632%, 05/15/48	263,012	0.2

	Total Commercial Mortgage-Backed Securities (Cost $9,797,096)	9,728,351	9.0

	Total Long-Term Investments (Cost $85,052,705)	85,244,015	79.1

SHORT-TERM INVESTMENTS: 22.0%
	Corporate Bonds/Notes: 11.7%
361,000	AbbVie, Inc., 1.800%, 05/14/18	361,553	0.3
291,000	Allergan Funding SCS, 2.350%, 03/12/18	291,872	0.3
502,000	Aetna, Inc., 1.500%, 11/15/17	501,949	0.5
301,000	Air Lease Corp., 2.125%, 01/15/18	301,349	0.3
395,000	Alibaba Group Holding Ltd., 1.625%, 11/28/17	395,259	0.4
235,000	AT&T, Inc., 1.400%, 12/01/17	234,977	0.2
220,000	Bank of America Corp., 1.950%, 05/12/18	220,345	0.2
220,000	Bank of Montreal, 1.800%, 07/31/18	220,436	0.2
296,000	Baxalta, Inc., 2.000%, 06/22/18	296,698	0.3
135,000	BP Capital Markets PLC, 1.674%, 02/13/18	135,103	0.1
257,000	British Telecommunications PLC, 5.950%, 01/15/18	260,138	0.2
250,000	Capital One NA/Mclean VA, 2.350%, 08/17/18	251,085	0.2
151,000	Cardinal Health, Inc., 1.950%, 06/15/18	151,246	0.1
285,000	Celgene Corp., 2.125%, 08/15/18	286,246	0.3
325,000	Charles Schwab Corp., 1.500%, 03/10/18	325,109	0.3
329,000	Chevron Corp., 1.365%, 03/02/18	328,984	0.3
258,000	Citizens Bank NA/Providence RI, 1.600%, 12/04/17	257,961	0.2
285,000	Corning, Inc., 1.500%, 05/08/18	284,678	0.3
140,000	eBay, Inc., 2.500%, 03/09/18	140,557	0.1
165,000	Eli Lilly & Co., 1.250%, 03/01/18	164,903	0.1
144,000	Energy Transfer L.P., 2.500%, 06/15/18	144,589	0.1
361,000	Enterprise Products Operating LLC, 1.650%, 05/07/18	360,921	0.3
442,000	JPMorgan Chase & Co., 1.625%, 05/15/18	442,072	0.4
87,000	Kilroy Realty L.P., 4.800%, 07/15/18	88,498	0.1
301,000	Kinder Morgan, Inc./DE, 2.000%, 12/01/17	301,112	0.3
570,000	Kraft Heinz Foods Co., 2.000%, 07/02/18	571,263	0.5
500,000	Lennar Corp., 4.750%, 12/15/17	501,250	0.5
500,000	Manufacturers & Traders Trust Co., 1.450%, 03/07/18	499,941	0.5
323,000	Morgan Stanley, 1.875%, 01/05/18	323,338	0.3
316,000	NetApp, Inc., 2.000%, 12/15/17	316,126	0.3
109,000	NextEra Energy Capital Holdings, Inc., 1.649%, 09/01/18	108,974	0.1
177,000	PACCAR Financial Corp., 1.450%, 03/09/18	177,037	0.2
274,000	PACCAR Financial Corp., 1.750%, 08/14/18	274,667	0.2
318,000	Realty Income Corp., 2.000%, 01/31/18	318,294	0.3
320,000	Regions Bank/Birmingham AL, 2.250%, 09/14/18	321,414	0.3
295,000	Royal Bank of Canada, 1.800%, 07/30/18	295,718	0.3
285,000	Southern Power Co., 1.500%, 06/01/18	284,838	0.3
264,000	Statoil ASA, 1.250%, 11/09/17	264,015	0.2
181,000	TransCanada PipeLines Ltd., 1.875%, 01/12/18	181,162	0.2
256,000	UnitedHealth Group, Inc., 1.400%, 12/15/17	255,972	0.2
175,000	UnitedHealth Group, Inc., 1.900%, 07/16/18	175,480	0.2
498,000	Visa, Inc., 1.200%, 12/14/17	498,186	0.5
252,000	Welltower, Inc., 2.250%, 03/15/18	252,654	0.2
279,000	Zoetis, Inc., 1.875%, 02/01/18	279,593	0.3
		12,647,562	11.7

	Securities Lending Collateral(6): 1.2%
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 09/29/17, 1.07%, due 10/02/17 (Repurchase Amount $1,000,088, collateralized by various U.S. Government Agency Obligations, 1.830%-4.500%, Market Value plus accrued interest $1,020,000, due 01/01/26-07/15/52)	1,000,000	0.9

See Accompanying Notes to Financial Statements

53

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6): (continued)
313,253	Royal Bank of Scotland PLC, Repurchase Agreement dated 09/29/17, 1.05%, due 10/02/17 (Repurchase Amount $313,280, collateralized by various U.S. Government Securities, 0.488%-3.500%, Market Value plus accrued interest $319,519, due 10/31/17-11/15/42)	313,253	0.3
		1,313,253	1.2

	Commercial Mortgage-Backed Securities: 0.2%
11,076,207	(7) Freddie Mac Multifamily Structured Pass Through Certificates K702 X1, 1.617%, 02/25/18	24,376	0.0
4,906,384	(7) Freddie Mac Multifamily Structured Pass Through Certificates K703 X1, 2.186%, 05/25/18	35,168	0.1
7,343,775	(7) Freddie Mac Multifamily Structured Pass Through Certificates K705 X1, 1.852%, 09/25/18	92,279	0.1
		151,823	0.2

	U.S. Treasury Obligations: 8.9%
9,640,000	United States Treasury Note, 0.625%, 06/30/18
	(Cost $9,597,819)	9,593,311	8.9

	Total Short-Term Investments
	(Cost $23,692,935)	23,705,949	22.0

	Total Investments in Securities (Cost $108,745,640)	$108,949,964	101.1
	Liabilities in Excess of Other Assets	(1,207,764)	(1.1)
	Net Assets	$107,742,200	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	Represents securities purchased with cash collateral received for securities on loan.
(7)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

54

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 13.6%
		Basic Materials: 1.2%
200,000	(1)	Alpha 3 BV / Alpha US Bidco, Inc., 6.250%, 02/01/25	204,500	0.1
150,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/23	154,125	0.1
250,000	(1)	Constellium NV, 6.625%, 03/01/25	256,562	0.1
250,000	(2)	Freeport-McMoRan, Inc., 4.550%, 11/14/24	251,500	0.1
450,000	(1)	Klabin Finance SA, 4.875%, 09/19/27	447,705	0.2
350,000		Southern Copper Corp., 5.875%, 04/23/45	400,419	0.2
200,000	(1)	SPCM SA, 4.875%, 09/15/25	207,500	0.1
250,000		Steel Dynamics, Inc., 5.500%, 10/01/24	268,125	0.1
200,000		Teck Resources Ltd., 5.200%, 03/01/42	200,000	0.1
85,000	(1)	Tronox Finance PLC, 5.750%, 10/01/25	87,338	0.0
250,000	(1)	WR Grace & Co-Conn, 5.625%, 10/01/24	275,625	0.1
			2,753,399	1.2

		Communications: 2.3%
250,000		AMC Networks, Inc., 4.750%, 08/01/25	253,125	0.1
290,000		AT&T, Inc., 3.400%, 05/15/25	285,835	0.1
150,000		Cablevision Systems Corp., 5.875%, 09/15/22	155,625	0.1
278,000		CBS Corp., 4.000%, 01/15/26	287,633	0.1
150,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	157,875	0.1
273,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	288,614	0.1
180,000		Comcast Corp., 4.250%, 01/15/33	193,806	0.1
200,000		DISH DBS Corp., 5.000%, 03/15/23	205,875	0.1
100,000	(1)	Gray Television, Inc., 5.125%, 10/15/24	100,750	0.0
250,000		Intelsat Jackson Holdings SA, 5.500%, 08/01/23	213,125	0.1
150,000		Lamar Media Corp., 5.375%, 01/15/24	158,625	0.1
250,000		Level 3 Financing, Inc., 5.250%, 03/15/26	256,797	0.1
150,000		Netflix, Inc., 5.875%, 02/15/25	164,437	0.1
200,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/24	207,500	0.1
200,000	(1)	SFR Group SA, 6.250%, 05/15/24	211,950	0.1
250,000	(1)	Salem Media Group, Inc., 6.750%, 06/01/24	261,250	0.1
250,000	(1)	Sirius XM Radio, Inc., 6.000%, 07/15/24	269,687	0.1
250,000		Sprint Corp., 7.125%, 06/15/24	281,875	0.1
100,000	(1)	Telesat Canada / Telesat LLC, 8.875%, 11/15/24	112,875	0.0
259,000		Time Warner Cable LLC, 5.000%, 02/01/20	273,935	0.1
250,000		T-Mobile USA, Inc., 6.836%, 04/28/23	264,687	0.1
250,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	252,813	0.1
278,000		Verizon Communications, Inc., 4.812%, 03/15/39	287,806	0.1
200,000	(1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	209,000	0.1
150,000	(1)	Zayo Group LLC / Zayo Capital, Inc., 5.750%, 01/15/27	159,375	0.1
			5,514,875	2.3

		Consumer, Cyclical: 1.9%
200,000	(1),(3)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	204,500	0.1
40,000	(1)	Allison Transmission, Inc., 4.750%, 10/01/27	40,350	0.0
150,000		AMC Entertainment Holdings, Inc., 5.750%, 06/15/25	148,125	0.1
60,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	59,100	0.0
55,000	(1)	American Tire Distributors, Inc., 10.250%, 03/01/22	57,629	0.0
250,000		AV Homes, Inc., 6.625%, 05/15/22	258,125	0.1
200,000		CalAtlantic Group, Inc., 5.250%, 06/01/26	207,750	0.1
65,000	(1)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/27	68,412	0.0

See Accompanying Notes to Financial Statements

55

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
150,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	158,437	0.1
350,000	(1)	Century Communities, Inc., 5.875%, 07/15/25	352,625	0.1
280,000		CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/25	280,000	0.1
239,000		CVS Health Corp., 3.875%, 07/20/25	249,600	0.1
150,000		Dollar Tree, Inc., 5.750%, 03/01/23	158,940	0.1
150,000	(1),(4)	Eagle Holding CO II LLC, 7.625% (PIK Rate 8.375%, Cash Rate 7.625%), 05/15/22	156,000	0.1
25,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	25,799	0.0
125,000		Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 04/01/25	129,062	0.1
150,000	(1)	Hot Topic, Inc., 9.250%, 06/15/21	127,313	0.1
250,000		Meritage Homes Corp., 5.125%, 06/06/27	251,250	0.1
150,000		MGM Resorts International, 6.000%, 03/15/23	165,750	0.1
150,000	(1)	Michaels Stores, Inc., 5.875%, 12/15/20	153,563	0.1
250,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/27	260,000	0.1
150,000	(1)	PetSmart, Inc., 7.125%, 03/15/23	117,420	0.1
150,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	163,898	0.1
90,000		Scientific Games International, Inc., 6.625%, 05/15/21	92,700	0.0
100,000		Scientific Games International, Inc., 10.000%, 12/01/22	111,125	0.0
150,000	(1)	Silversea Cruise Finance Ltd., 7.250%, 02/01/25	161,250	0.1
55,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	56,100	0.0
110,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	113,025	0.0
110,000	(1)	Station Casinos LLC, 5.000%, 10/01/25	110,539	0.0
			4,438,387	1.9

		Consumer, Non-cyclical: 1.7%
277,000		Allergan Funding SCS, 3.000%, 03/12/20	282,917	0.1
125,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	128,189	0.0
280,000		Celgene Corp., 3.250%, 08/15/22	289,209	0.1
200,000		Central Garden & Pet Co., 6.125%, 11/15/23	214,000	0.1
105,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	103,950	0.0
150,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	148,687	0.1
250,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/25	260,750	0.1
50,000	(1),(2)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 5.875%, 10/15/24	52,625	0.0
144,000		Gilead Sciences, Inc., 2.950%, 03/01/27	142,776	0.1
250,000		HCA, Inc., 5.375%, 02/01/25	264,063	0.1
150,000		HealthSouth Corp., 5.750%, 11/01/24	154,331	0.1
150,000	(2)	Hertz Corp., 7.375%, 01/15/21	151,313	0.1
150,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/23	157,313	0.1
275,000		Kraft Heinz Foods Co., 2.800%, 07/02/20	280,098	0.1
278,000		Laboratory Corp. of America Holdings, 2.625%, 02/01/20	281,078	0.1
150,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	155,813	0.1
40,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/25	41,400	0.0
40,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/27	41,100	0.0
125,000	(1)	Post Holdings, Inc., 5.000%, 08/15/26	125,078	0.0
150,000	(1)	Post Holdings, Inc., 8.000%, 07/15/25	170,250	0.1
100,000	(2)	Revlon Consumer Products Corp., 6.250%, 08/01/24	77,750	0.0
263,000		Reynolds American, Inc., 4.450%, 06/12/25	282,600	0.1
150,000	(2)	Tenet Healthcare Corp., 6.750%, 06/15/23	144,188	0.1
100,000		United Rentals North America, Inc., 4.625%, 10/15/25	101,500	0.0
150,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 03/01/23	132,000	0.1
			4,182,978	1.7

		Energy: 1.4%
200,000		Antero Resources Corp., 5.000%, 03/01/25	204,000	0.1

See Accompanying Notes to Financial Statements

56

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
270,000	(1)	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	279,450	0.1
100,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	103,875	0.0
275,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/25	278,437	0.1
200,000		Gulfport Energy Corp., 6.375%, 05/15/25	203,250	0.1
200,000	(1)	Jonah Energy LLC / Jonah Energy Finance Corp., 7.250%, 10/15/25	201,750	0.1
500,000		KazMunayGas National Co. JSC, 4.750%, 04/19/27	508,091	0.2
100,000		Murphy Oil Corp., 6.875%, 08/15/24	106,874	0.0
25,000		Murphy Oil USA, Inc., 5.625%, 05/01/27	26,969	0.0
225,000		NuStar Logistics L.P., 5.625%, 04/28/27	237,937	0.1
525,000		Petrobras Global Finance BV, 7.375%, 01/17/27	579,075	0.2
110,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	112,200	0.1
150,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	154,875	0.1
200,000	(1)	Vermilion Energy, Inc., 5.625%, 03/15/25	201,500	0.1
250,000	(1)	WildHorse Resource Development Corp., 6.875%, 02/01/25	250,313	0.1
			3,448,596	1.4

		Financial: 3.2%
150,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 10/30/20	159,712	0.1
150,000	(1)	Alliance Data Systems Corp., 5.375%, 08/01/22	155,250	0.1
100,000	(2)	Ally Financial, Inc., 5.750%, 11/20/25	108,795	0.0
425,000	(2)	Banco de Bogota SA, 6.250%, 05/12/26	464,525	0.2
327,000		Bank of America Corp., 2.625%, 10/19/20	330,670	0.1
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/22	487,688	0.2
409,000	(1)	BPCE SA, 4.500%, 03/15/25	425,056	0.2
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/26	288,289	0.1
150,000		CIT Group, Inc., 5.000%, 08/15/22	162,705	0.1
280,000		Citigroup, Inc., 2.650%, 10/26/20	283,028	0.1
100,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	105,750	0.0
150,000		Equinix, Inc., 5.750%, 01/01/25	162,188	0.1
270,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/25	279,787	0.1
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/25	417,193	0.2
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	291,259	0.1
281,000		HCP, Inc., 4.000%, 06/01/25	290,212	0.1
150,000		Iron Mountain, Inc., 5.750%, 08/15/24	155,438	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/27	293,284	0.1
184,000		JPMorgan Chase & Co., 6.125%, 10/30/65	202,860	0.1
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/25	421,446	0.2
86,000		M&T Bank Corp., 6.450%, 12/29/49	95,706	0.0
268,000		Morgan Stanley, 4.000%, 07/23/25	282,726	0.1
205,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/27	210,638	0.1
125,000		SLM Corp., 5.125%, 04/05/22	128,750	0.1
50,000		Springleaf Finance Corp., 6.125%, 05/15/22	53,078	0.0
150,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/25	151,875	0.1
350,000	(1)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/27	351,338	0.1
200,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/20	203,242	0.1
140,000		Visa, Inc., 3.150%, 12/14/25	143,480	0.1
89,000		Wells Fargo & Co., 5.900%, 12/29/49	97,010	0.0
269,000		Wells Fargo & Co., 4.300%, 07/22/27	284,784	0.1
250,000	(1)	Yapi ve Kredi Bankasi AS, 5.750%, 02/24/22	256,636	0.1
			7,744,398	3.2

		Industrial: 1.4%
250,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/24	261,875	0.1
250,000		AECOM, 5.875%, 10/15/24	278,175	0.1

See Accompanying Notes to Financial Statements

57

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
250,000	(1)	Bombardier, Inc., 8.750%, 12/01/21	269,250	0.1
250,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	265,313	0.1
250,000	(1)	BWAY Holding Co., 7.250%, 04/15/25	258,125	0.1
500,000		Cemex SAB de CV, 6.125%, 05/05/25	541,250	0.2
200,000		Lockheed Martin Corp., 3.550%, 01/15/26	207,296	0.1
20,000	(1)	Masonite International Corp., 5.625%, 03/15/23	21,031	0.0
20,000	(1),(3)	Multi-Color Corp., 4.875%, 11/01/25	20,300	0.0
150,000	(1)	Multi-Color Corp., 6.125%, 12/01/22	158,100	0.1
250,000	(1)	Novelis Corp., 5.875%, 09/30/26	254,375	0.1
150,000	(1)	Sealed Air Corp., 5.500%, 09/15/25	165,375	0.1
125,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	130,625	0.1
150,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/25	164,394	0.1
250,000		TransDigm, Inc., 6.500%, 05/15/25	258,125	0.1
10,000	(1)	Wrangler Buyer Corp., 6.000%, 10/01/25	10,225	0.0
			3,263,834	1.4

		Technology: 0.4%
90,000		Apple, Inc., 2.850%, 05/11/24	91,136	0.0
200,000	(1)	CDK Global, Inc., 4.875%, 06/01/27	206,000	0.1
60,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	63,300	0.0
100,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	102,250	0.0
150,000	(1)	First Data Corp., 7.000%, 12/01/23	160,545	0.1
102,000		International Business Machines Corp., 3.300%, 01/27/27	103,662	0.1
150,000		NCR Corp., 6.375%, 12/15/23	160,365	0.1
			887,258	0.4

		Utilities: 0.1%
200,000	(2)	Calpine Corp., 5.750%, 01/15/25	189,750	0.1
150,000		NRG Energy, Inc., 6.250%, 07/15/22	158,250	0.0
			348,000	0.1

	Total Corporate Bonds/Notes (Cost $31,674,599)		32,581,725	13.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 17.0%
705,230		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.370%, 05/25/36	664,762	0.3
202,867		Alternative Loan Trust 2005-10CB 1A1, 1.737%, (1.000*US0001M + 0.500%), 05/25/35	165,685	0.1
809,310		Alternative Loan Trust 2005-10CB 1A2, 1.687%, (1.000*US0001M + 0.450%), 05/25/35	659,139	0.3
839,331		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/35	792,413	0.3
286,784		Alternative Loan Trust 2005-51 3A2A, 2.179%, (1.000*12MTA + 1.290%), 11/20/35	279,433	0.1
93,495		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	89,766	0.0
428,101		Alternative Loan Trust 2005-J2 1A12, 1.637%, (1.000*US0001M + 0.400%), 04/25/35	383,183	0.2
54,914		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	45,693	0.0
990,448		Alternative Loan Trust 2006-18CB A10, 1.637%, (1.000*US0001M + 0.400%), 07/25/36	661,538	0.3
242,300		Alternative Loan Trust 2006-19CB A12, 1.637%, (1.000*US0001M + 0.400%), 08/25/36	171,825	0.1
1,026,086		Alternative Loan Trust 2006-19CB A28, 1.837%, (1.000*US0001M + 0.600%), 08/25/36	763,533	0.3
733,268		Alternative Loan Trust 2006-HY11 A1, 1.357%, (1.000*US0001M + 0.120%), 06/25/36	651,239	0.3
253,188		Alternative Loan Trust 2007-2CB 2A1, 1.837%, (1.000*US0001M + 0.600%), 03/25/37	170,321	0.1
503,825		Alternative Loan Trust 2007-HY8C A1, 1.397%, (1.000*US0001M + 0.160%), 09/25/47	489,489	0.2
694,110		Alternative Loan Trust 2007-OA4 A1, 1.407%, (1.000*US0001M + 0.170%), 05/25/47	629,363	0.3
67,842	(1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	67,920	0.0

See Accompanying Notes to Financial Statements

58

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
376,077		Bear Stearns ALT-A Trust 2006-6 31A1, 3.477%, 11/25/36	351,124	0.2
1,049,493		Bear Stearns ALT-A Trust 2006-6 32A1, 3.475%, 11/25/36	904,797	0.4
300,880		Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.359%, 01/26/36	266,149	0.1
47,378	(1)	Bellemeade Re Ltd. 2015-1A M2, 5.537%, (1.000*US0001M + 4.300%), 07/25/25	48,533	0.0
65,125		Chase Mortgage Finance Trust Series 2006-A1 2A3, 3.562%, 09/25/36	64,611	0.0
143,947		CHL Mortgage Pass-Through Trust 2004-22 A3, 3.165%, 11/25/34	143,402	0.1
255,527		Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.543%, 03/25/36	229,347	0.1
136,996		Citigroup Mortgage Loan Trust 2006-AR9 2A, 3.518%, 11/25/36	119,641	0.1
37,744		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.737%, (1.000*US0001M + 0.500%), 11/25/35	23,385	0.0
718,639		CSMC Series 2007-2 3A6, 5.400%, 03/25/37	671,760	0.3
901,119		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 1.537%, (1.000*US0001M + 0.300%), 04/25/37	587,814	0.3
225,803	(1)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.178%, 06/27/37	229,653	0.1
1,193,625	(5)	Fannie Mae 2007-18 BS, 5.363%, (-1.000*US0001M + 6.600%), 06/25/35	212,905	0.1
2,517,976	(5)	Fannie Mae 2008-94 SI, 4.263%, (-1.000*US0001M + 5.500%), 04/25/36	524,711	0.2
2,620,410	(5)	Fannie Mae 2009-95 HI, 6.000%, 12/25/38	227,426	0.1
478,204		Fannie Mae 2010-15 FD, 1.977%, (1.000*US0001M + 0.740%), 03/25/40	486,576	0.2
1,186,014		Fannie Mae 2011-47 GF, 1.807%, (1.000*US0001M + 0.570%), 06/25/41	1,199,574	0.5
452,168		Fannie Mae 2012-10 UF, 1.787%, (1.000*US0001M + 0.550%), 02/25/42	455,000	0.2
483,830	(5)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 0.000%), 08/25/42	103,886	0.0
1,950,551	(5)	Fannie Mae 2012-93 IL, 3.000%, 09/25/27	184,814	0.1
2,888,518	(5)	Fannie Mae 2015-56 DI, 3.000%, 12/25/32	239,352	0.1
181,530		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 6.137%, (1.000*US0001M + 4.900%), 11/25/24	205,756	0.1
97,465		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.537%, (1.000*US0001M + 4.300%), 02/25/25	104,483	0.0
1,100,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.887%, (1.000*US0001M + 3.650%), 09/25/29	1,165,098	0.5
255,380	(5)	Fannie Mae REMIC Trust 2000-26 SP, 7.263%, (-1.000*US0001M + 8.500%), 08/25/30	52,980	0.0
400,907	(5)	Fannie Mae REMIC Trust 2002-13 SR, 5.363%, (-1.000*US0001M + 6.600%), 03/25/32	61,214	0.0
198,288	(5)	Fannie Mae REMIC Trust 2004-64 SW, 5.813%, (-1.000*US0001M + 7.050%), 08/25/34	36,772	0.0
140,430	(5)	Fannie Mae REMIC Trust 2004-66 SE, 5.263%, (-1.000*US0001M + 6.500%), 09/25/34	23,365	0.0
440,030	(5)	Fannie Mae REMIC Trust 2008-47 PS, 5.263%, (-1.000*US0001M + 6.500%), 06/25/38	15,563	0.0
798,165	(5)	Fannie Mae REMIC Trust 2009-25 SN, 5.313%, (-1.000*US0001M + 6.550%), 04/25/39	146,912	0.1
417,434	(5)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/41	46,373	0.0
33,003,558	(5)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/42	70,786	0.0

See Accompanying Notes to Financial Statements

59

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,457,348	(5)	Fannie Mae REMIC Trust 2013-116 SC, 4.963%, (-1.000*US0001M + 6.200%), 04/25/33	206,901	0.1
117,814		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/37	97,069	0.0
574,071		First Horizon Mortgage Pass-Through Trust 2006-AR4 1A2, 3.048%, 01/25/37	514,738	0.2
2,681,913	(5)	Freddie Mac 2009-70 PS, 5.513%, (-1.000*US0001M + 6.750%), 01/25/37	534,051	0.2
454,587	(5)	Freddie Mac 2524 SH, 6.266%, (-1.000*US0001M + 7.500%), 11/15/32	45,298	0.0
684,107	(5)	Freddie Mac 2525 SM, 6.766%, (-1.000*US0001M + 8.000%), 02/15/32	144,168	0.1
681,912	(5)	Freddie Mac 2981 CS, 5.486%, (-1.000*US0001M + 6.720%), 05/15/35	106,261	0.1
236,955	(5)	Freddie Mac 2989 HS, 5.916%, (-1.000*US0001M + 7.150%), 08/15/34	97,680	0.0
371,073	(5)	Freddie Mac 3018 SM, 5.966%, (-1.000*US0001M + 7.200%), 08/15/35	78,028	0.0
631,736	(5)	Freddie Mac 324 144, 5.924%, 06/15/39	132,842	0.1
1,306,438	(5)	Freddie Mac 3523 SA, 4.766%, (-1.000*US0001M + 6.000%), 09/15/36	202,937	0.1
1,126,367	(5)	Freddie Mac 3582 MS, 4.916%, (-1.000*US0001M + 6.150%), 10/15/39	178,103	0.1
1,726,039	(5)	Freddie Mac 3688 BI, 5.000%, 07/15/40	340,234	0.1
6,671,165	(5)	Freddie Mac 4186 IA, 3.000%, 03/15/33	880,905	0.4
290,377	(5)	Freddie Mac 4333 AI, 5.500%, 02/15/44	53,377	0.0
244,898	(5)	Freddie Mac REMIC Trust 2266 S, 7.316%, (-1.000*US0001M + 8.550%), 11/15/30	45,684	0.0
319,860	(5)	Freddie Mac REMIC Trust 2374 S, 6.866%, (-1.000*US0001M + 8.100%), 06/15/31	68,629	0.0
182,249	(5)	Freddie Mac REMIC Trust 2417 SY, 7.166%, (-1.000*US0001M + 8.400%), 12/15/31	41,120	0.0
395,397	(5)	Freddie Mac REMIC Trust 2577 SA, 6.216%, (-1.000*US0001M + 7.450%), 02/15/33	80,943	0.0
26,465		Freddie Mac REMIC Trust 2973 SB, 13.807%, (-3.667*US0001M + 18.333%), 05/15/35	29,450	0.0
102,751	(5)	Freddie Mac REMIC Trust 2981 SU, 6.566%, (-1.000*US0001M + 7.800%), 05/15/30	20,370	0.0
133,710	(5)	Freddie Mac REMIC Trust 2993 PS, 5.466%, (-1.000*US0001M + 6.700%), 05/15/35	4,264	0.0
58,493		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/35	70,717	0.0
1,084,000	(5)	Freddie Mac REMIC Trust 3049 PI, 5.416%, (-1.000*US0001M + 6.650%), 10/15/35	197,665	0.1
71,129		Freddie Mac REMIC Trust 3085 SK, 51.133%, (-12.000*US0001M + 66.000%), 12/15/35	214,717	0.1
119,696	(6),(7)	Freddie Mac REMIC Trust 3151 PO, 05/15/36	105,505	0.0
426,667	(5)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/39	35,334	0.0
326,321	(5)	Freddie Mac REMIC Trust 3624 TS, 3.566%, (-1.000*US0001M + 4.800%), 01/15/40	38,292	0.0
601,878	(5)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/32	107,890	0.1
1,884,219	(5)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/41	347,535	0.2
1,213,915		Freddie Mac REMICS 2921 PF, 1.584%, (1.000*US0001M + 0.350%), 01/15/35	1,210,057	0.5
2,405,642	(5)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/33	566,333	0.2
1,270,245	(5)	Freddie Mac Strips Series 237 S23, 5.866%, (-1.000*US0001M + 7.100%), 05/15/36	247,998	0.1
1,637,568	(5)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/39	271,900	0.1

See Accompanying Notes to Financial Statements

60

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.937%, (1.000*US0001M + 4.700%), 03/25/28	565,054	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.687%, (1.000*US0001M + 3.450%), 10/25/29	635,234	0.3
369,716	(5)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/39	70,843	0.0
821,368	(5)	Ginnie Mae Series 2008-40 SA, 5.166%, (-1.000*US0001M + 6.400%), 05/16/38	152,513	0.1
1,515,181	(5)	Ginnie Mae Series 2009-116 SJ, 5.246%, (-1.000*US0001M + 6.480%), 12/16/39	252,078	0.1
1,374,881	(5)	Ginnie Mae Series 2010-4 SL, 5.166%, (-1.000*US0001M + 6.400%), 01/16/40	259,345	0.1
497,525	(5)	Ginnie Mae Series 2010-98 QS, 5.364%, (-1.000*US0001M + 6.600%), 01/20/40	64,923	0.0
3,788,838	(5)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/37	85,888	0.0
78,836	(5)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/41	12,681	0.0
678,922	(5)	Ginnie Mae Series 2013-103 DS, 4.914%, (-1.000*US0001M + 6.150%), 07/20/43	112,051	0.1
251,265	(5)	Ginnie Mae Series 2013-134 DS, 4.864%, (-1.000*US0001M + 6.100%), 09/20/43	40,564	0.0
554,389	(5)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/43	95,351	0.0
8,788,679	(5)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/34	68,971	0.0
449,200	(5)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/44	78,723	0.0
31,724	(5)	Ginnie Mae Series 2016-12 MI, 5.000%, 04/20/39	597	0.0
1,392,007	(5)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/44	227,969	0.1
691,182		HarborView Mortgage Loan Trust 2006-14 2A1A, 1.387%, (1.000*US0001M + 0.150%), 01/25/47	630,928	0.3
868,793		HarborView Mortgage Loan Trust 2007-5 A1A, 1.421%, (1.000*US0001M + 0.190%), 09/19/37	813,079	0.3
5,184		HomeBanc Mortgage Trust 2004-1 2A, 2.097%, (1.000*US0001M + 0.860%), 08/25/29	4,985	0.0
71,215		HomeBanc Mortgage Trust 2005-3 A2, 1.547%, (1.000*US0001M + 0.310%), 07/25/35	71,275	0.0
116,293		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.447%, (1.000*US0001M + 0.210%), 04/25/46	106,424	0.1
125,088		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/36	106,419	0.1
355,373		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/36	322,708	0.1
749,172		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/36	647,522	0.3
88,209		Lehman XS Trust Series 2005-5N 1A2, 1.597%, (1.000*US0001M + 0.360%), 11/25/35	78,792	0.0
1,548,151		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.387%, (1.000*US0001M + 0.150%), 08/25/36	833,064	0.4
66,819		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/37	64,282	0.0
176,342		Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 3.498%, 03/25/35	174,496	0.1
174,910		WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.517%, 10/25/36	162,039	0.1
573,511		WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 3.278%, 09/25/35	588,815	0.3
187,420		WaMu Mortgage Pass-Through Certificates Series 2006-AR10 1A1, 3.232%, 09/25/36	178,444	0.1
32,097		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.039%, 10/25/36	31,356	0.0

See Accompanying Notes to Financial Statements

61

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
220,714	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 2.754%, 11/25/36	212,080	0.1
848,226	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 2.754%, 11/25/36	815,043	0.3
102,943	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.859%, 12/25/36	100,422	0.0
120,706	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.215%, 08/25/46	114,616	0.1
199,547	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.072%, 12/25/36	190,268	0.1
20,785	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.798%, 04/25/37	18,545	0.0
108,723	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.029%, 07/25/37	91,198	0.0
1,101,061	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 2.137%, (1.000*US0001M + 0.900%), 11/25/35	890,652	0.4
202,608	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	182,926	0.1
272,440	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	260,402	0.1
1,255,453	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.837%, (1.000*US0001M + 0.600%), 07/25/36	750,266	0.3
1,286,884	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.849%, (1.000*12MTA + 0.960%), 08/25/46	948,259	0.4
82,067	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.667%, (1.000*US0001M + 0.430%), 06/25/37	65,335	0.0
769,322	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	776,565	0.3
989,998	Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/36	999,318	0.4
1,193,750	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 3.753%, 09/25/36	1,195,567	0.5
740,078	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.479%, 10/25/36	724,562	0.3
51,597	Wells Fargo Mortgage Backed Securities 2006-AR6 3A1, 3.190%, 03/25/36	49,869	0.0
138,865	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.332%, 05/25/36	134,141	0.1
147,584	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 3.332%, 05/25/36	142,563	0.1
717,145	Wells Fargo Mortgage Backed Securities 2007-3 AE, 1.462%, 04/25/37	626,261	0.3
468,038	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 3.346%, 12/28/37	454,422	0.2

	Total Collateralized Mortgage Obligations (Cost $37,967,944)	40,486,752	17.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal National Mortgage Association: 0.0%(8)
10,566	5.500%, 10/01/39	11,798	0.0

	Total U.S. Government Agency Obligations (Cost $11,463)	11,798	0.0

BANK LOANS: 13.9%
	Aerospace & Defense: 0.1%
150,000	MacDonald, Dettwiler and Associates Ltd. Term Loan B, 4.084%, (US0003M + 2.750%), 07/06/24	150,254	0.1
100,000	TransDigm, Inc. 2017 Term Loan G, 4.257%, (US0003M + 3.000%), 08/15/24	100,292	0.0
		250,546	0.1

See Accompanying Notes to Financial Statements

62

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Auto Components: 0.1%
149,250	BROADSTREET PARTNERS INC TERM LOAN, 5.485%, (US0003M + 4.250%), 10/27/23	151,256	0.1

	Automotive: 0.4%
150,000	Bright Bidco B.V. Term Loan B, 5.816%, (US0003M + 4.500%), 02/27/24	151,594	0.1
245,603	Dynacast International LLC - Term Loan B, 4.583%, (US0003M + 3.250%), 01/30/22	247,291	0.1
245,542	NN, Inc. 2016 Term Loan B, 5.485%, (US0003M + 4.250%), 09/21/22	246,002	0.1
150,000	Superior Industries International, Inc. 1st Lien Term Loan B, 5.736%, (US0003M + 4.500%), 03/22/24	148,500	0.1
150,000	Truck Hero, Inc. 1st Lien Term Loan, 5.326%, (US0003M + 4.000%), 04/21/24	149,850	0.0
		943,237	0.4

	Building & Development: 0.6%
149,070	Capital Automotive L.P. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/24/24	150,203	0.1
149,625	Clark Equipment Company 2017 Term Loan B, 4.083%, (US0003M + 2.750%), 05/11/24	150,669	0.1
148,875	Forterra Finance, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/25/23	126,482	0.0
150,000	HD Supply Waterworks, Ltd. 2017 Term Loan B, 0.038%, (US0003M + 3.500%), 07/12/24	150,788	0.1
150,000	Installed Building Products, Inc. Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/24	150,750	0.1
196,165	Ventia Service (fka Leighton), Upsized Term Loan B, 4.833%, (US0003M + 3.500%), 05/21/22	197,636	0.1
150,000	Werner Co. 2017 Term Loan, 5.235%, (US0003M + 4.000%), 06/23/24	150,610	0.1
149,250	Wilsonart LLC 2017 Term Loan B, 4.590%, (US0003M + 3.250%), 12/19/23	149,903	0.0
148,131	Zekelman Industries, Inc. Term Loan B, 4.073%, (US0003M + 2.750%), 06/14/21	148,871	0.0
		1,375,912	0.6

	Business Equipment & Services: 1.6%
149,625	AlixPartners, LLP 2017 Term Loan B, 4.333%, (US0003M + 3.000%), 04/29/24	150,280	0.1
265,000	Misys Europe SA, Almonde, Inc. USD 1st Lien Term Loan, 4.817%, (US0003M + 3.500%), 04/27/24	266,408	0.1
149,063	Array Canada Inc. Term Loan B, 6.333%, (US0003M + 5.000%), 01/02/23	149,249	0.0
150,000	Alpine Fin Merger Sub LLC, Ascend Learning, LLC 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 07/05/22	150,937	0.1
150,000	ASP MCS Acquisition Corp. Term Loan B, 6.056%, (US0003M + 4.750%), 05/12/24	153,000	0.1
148,877	Camelot UK Holdco Limited 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 10/03/23	149,610	0.0
150,000	Colorado Buyer Inc Term Loan B, 4.310%, (US0003M + 3.000%), 03/28/24	150,787	0.1
148,875	DTI Holdco, Inc. 2016 Term Loan B, 6.561%, (US0003M + 5.250%), 09/21/23	143,230	0.0
148,808	EIG Investors Corp. 2017 Term Loan, 5.318%, (US0003M + 4.000%), 02/09/23	150,467	0.1
150,000	Element Materials Technology Group US Holdings Inc 2017 USD Term Loan B, 4.833%, (US0003M + 3.500%), 06/01/24	151,375	0.1
149,625	EVO PAYMENTS INTERNATIONAL TERM LOAN B, 6.240%, (US0003M + 5.000%), 11/15/23	151,659	0.1
128,148	Garda World Security Corporation 2017 Term Loan, 5.315%, (US0003M + 3.000%), 04/05/24	129,470	0.0
150,000	GTCR Valor Companies, Inc. USD 2017 Term Loan B1, 5.583%, (US0003M + 4.250%), 06/20/23	151,848	0.1

See Accompanying Notes to Financial Statements

63

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services: (continued)
245,644	KUEHG Corp.. 2017 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 08/13/22	246,074	0.1
242,247	Learning Care Group (US) No. 2 Inc. - New Term Loan, 5.281%, (US0003M + 4.000%), 05/05/21	245,729	0.1
100,000	Neustar Inc, Aerial Merger Sub, Inc. 2nd Lien Term Loan, 9.312%, (US0003M + 8.000%), 02/24/25	101,688	0.0
150,000	Neustar Inc, Aerial Merger Sub, Inc. Term Loan B2, 5.062%, (US0003M + 3.750%), 02/28/24	151,312	0.1
150,000	Peak 10, Inc. 2017 1st Lien Term Loan, 4.811%, (US0003M + 4.000%), 07/18/24	150,359	0.1
137,225	Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 6.500%, (US0003M + 5.250%), 05/31/19	138,597	0.0
246,875	Solera Holdings, Inc. USD Term Loan B, 4.485%, (US0003M + 3.250%), 02/10/23	248,018	0.1
150,000	Staples, Inc. 2017 Term Loan B, 5.334%, (US0003M + 4.000%), 08/06/24	149,438	0.0
150,000	SurveyMonkey Inc. 2017 Term Loan, 5.840%, (US0003M + 4.500%), 04/13/24	151,687	0.1
150,000	Switch, Ltd. Term Loan B, 3.985%, (US0003M + 2.750%), 06/20/24	151,350	0.1
		3,782,572	1.6

	Cable & Satellite Television: 0.5%
149,625	Radiate Holdco, LLC 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 12/02/23	147,825	0.0
170,000	Telenet Financing USD LLC USD Term Loan AI, 3.984%, (US0003M + 2.750%), 03/31/25	170,685	0.1
148,877	Telesat Canada Term Loan B4, 4.240%, (US0003M + 3.000%), 11/17/23	150,326	0.1
150,000	UPC Financing Partnership USD Term Loan AP, 3.984%, (US0003M + 2.750%), 04/15/25	150,710	0.1
150,000	Virgin Media Investment Holdings Limited USD Term Loan I, 3.984%, (US0003M + 2.750%), 01/31/25	150,738	0.1
148,457	WaveDivision Holdings, LLC Term Loan B, 4.030%, (US0003M + 2.750%), 10/15/19	148,753	0.0
248,125	WideOpenWest Finance LLC 2017 Term Loan B, 4.484%, (US0003M + 3.250%), 08/18/23	248,258	0.1
		1,167,295	0.5

	Chemicals & Plastics: 1.0%
84,907	Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2, 4.567%, (US0003M + 3.250%), 05/31/23	85,225	0.0
63,968	Allnex USA, Inc. USD Term Loan B3, 4.567%, (US0003M + 3.250%), 05/31/23	64,208	0.0
150,000	Alpha 3 B.V. 2017 Term Loan B1, 4.333%, (US0003M + 3.000%), 01/24/24	150,781	0.1
174,563	Avantor Performance Materials Holdings, LLC 2017 1st Lien Term Loan, 5.240%, (US0003M + 4.000%), 03/10/24	174,366	0.1
150,000	Avantor, Inc. 2017 1st Lien Term Loan, 5.334%, (US0003M + 4.000%), 09/07/24	150,469	0.1
150,000	Diamond (BC) B.V. USD Term Loan, 4.316%, (US0003M + 3.000%), 07/12/24	149,877	0.1
242,651	Emerald Performance Materials, LLC - New 1st Lien Term Loan, 4.735%, (US0001M + 3.500%), 08/01/21	244,319	0.1
110,514	HUNTSMAN INTL LLC TERM LOAN B, 4.235%, (US0003M + 3.000%), 11/03/23	111,274	0.0
122,060	Ineos Styrolution Group GmbH USD 2017 1st Lien Term Loan, 4.083%, (US0003M + 2.750%), 03/07/24	122,441	0.1
245,623	Ineos US Finance LLC 2022 USD Term Loan, 3.985%, (US0003M + 2.750%), 03/31/22	247,266	0.1

See Accompanying Notes to Financial Statements

64

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics: (continued)
150,000	Klockner-Pentaplast of America, Inc. USD 2017 Term Loan B2, 5.583%, (US0003M + 4.250%), 06/13/24	150,594	0.1
146,727	KMG Chemicals Inc. Term Loan B, 5.485%, (US0003M + 4.250%), 04/23/24	149,295	0.1
101,721	Kraton Polymers, LLC 2017 USD Term Loan, 4.235%, (US0003M + 3.000%), 01/06/22	103,076	0.0
45,349	Tronox Blocked Borrower LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	45,572	0.0
104,651	Tronox Finance LLC Term Loan B, 4.334%, (US0003M + 3.000%), 09/13/24	105,166	0.0
115,999	Tronox Pigments (Netherlands) BV, Term Loan, 4.796%, (US0003M + 3.500%), 03/19/20	116,446	0.0
150,000	Venator Materials Corporation Term Loan B, 4.312%, (US0003M + 3.000%), 06/20/24	150,844	0.1
		2,321,219	1.0

	Clothing/Textiles: 0.1%
245,592	Varsity Brands, Inc. - 1st Lien Term Loan, 4.732%, (US0003M + 3.500%), 12/03/21	247,302	0.1

	Conglomerates: 0.1%
148,875	WireCo WorldGroup, Inc. 1st Lien Term Loan, 6.817%, (US0003M + 5.500%), 07/13/23	150,661	0.1

	Containers & Glass Products: 0.9%
150,000	Albea Beauty Holdings S.A USD 1st Lien Term Loan, 5.164%, (US0003M + 3.750%), 03/09/24	150,094	0.1
245,693	Berlin Packaging LLC 2017 Term Loan B, 4.527%, (US0003M + 3.250%), 10/01/21	247,271	0.1
150,000	BWAY Holding Company 2017 Term Loan B, 4.481%, (US0003M + 3.250%), 04/03/24	150,469	0.1
150,000	Consolidated Container Company LLC 2017 1st Lien Term Loan, 4.735%, (US0003M + 3.500%), 05/09/24	151,148	0.1
149,625	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.299%, (US0003M + 3.000%), 12/13/23	149,849	0.0
149,250	Milacron LLC Amended Term Loan B, 4.235%, (US0003M + 3.000%), 09/28/23	150,152	0.1
238,424	SIG Combibloc Group AG, 4.235%, (US0001M + 3.000%), 03/13/22	239,630	0.1
149,250	PROAMPAC PG BORROWER LLC FIRST LIEN TERM LOAN, 5.283%, (US0003M + 4.000%), 11/18/23	150,999	0.1
248,128	Reynolds Group Holdings Inc. USD 2017 Term Loan, 4.235%, (US0003M + 3.000%), 02/05/23	249,416	0.1
245,614	Tekni-Plex, Inc. - 2015 USD Term Loan B, 4.811%, (US0003M + 3.500%), 06/01/22	245,972	0.1
135,682	TRICORBRAUN HLDGS INC FIRST LIEN TERM LOAN, 5.083%, (US0003M + 3.750%), 11/30/23	136,800	0.0
13,636	TricorBraun Holdings, Inc. First Lien Delayed Draw Term Loan, 3.750%, (US0003M + 3.750%), 11/30/23	13,749	0.0
		2,035,549	0.9

	Diversified: 0.1%
246,875	First Eagle Holdings, Inc. Term Loan B, 4.833%, (US0003M + 3.500%), 12/01/22	249,591	0.1

	Drugs: 0.0%
59,850	Horizon Pharma, Inc. 2017 Term Loan B, 5.000%, (US0003M + 3.750%), 03/15/24	60,411	0.0

	Ecological Services & Equipment: 0.1%
127,183	ADS Waste Holdings Inc Term Loan, 3.947%, (US0003M + 2.750%), 11/10/23	128,236	0.1

	Electronics/Electrical: 1.4%
149,625	Aptean, Inc. 2017 1st Lien Term Loan, 5.590%, (US0003M + 4.250%), 12/20/22	151,140	0.1
223,341	Compuware Corporation Term Loan B3, 5.490%, (US0003M + 4.250%), 12/15/21	225,993	0.1

See Accompanying Notes to Financial Statements

65

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical: (continued)
242,813	Epicor Software Corporation 1st Lien Term Loan, 4.990%, (US0003M + 3.750%), 05/08/22	243,788	0.1
148,482	Eze Castle Software Inc. 2017 1st Lien Term Loan, 4.333%, (US0003M + 3.000%), 04/06/20	149,224	0.0
149,250	Greeneden U.S. Holdings II, LLC USD 2017 Term Loan B2, 5.007%, (US0003M + 3.750%), 12/01/23	150,263	0.1
150,000	Hyland Software, Inc. 2017 1st Lien Term Loan, 4.485%, (US0003M + 3.250%), 07/01/22	151,606	0.1
169,150	Kronos Incorporated 2017 Term Loan B, 4.811%, (US0003M + 3.500%), 11/01/23	170,297	0.1
20,637	MA FinanceCo., LLC USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/18/24	20,668	0.0
150,000	McAfee, LLC 2017 Term Loan B, 5.834%, (US0003M + 4.000%), 09/21/24	150,881	0.1
150,000	MH Sub I, LLC 2017 1st Lien Term Loan, 4.820%, (US0003M + 3.500%), 08/15/24	149,397	0.1
150,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 4.334%, (US0003M + 7.500%), 08/15/25	149,719	0.1
144,984	Optiv Security, Inc. 1st Lien Term Loan, 4.563%, (US0003M + 3.250%), 01/19/24	136,708	0.0
150,000	Optiv Security, Inc. 2nd Lien Term Loan, 8.563%, (US0003M + 7.250%), 02/01/25	138,500	0.0
121,496	QUEST SOFTWARE US HLDGS INC FIRST LIEN, 7.235%, (US0003M + 6.000%), 09/23/22	123,268	0.0
149,625	Rackspace Hosting, Inc. 2017 1st Lien Term Loan, 4.311%, (US0003M + 3.000%), 11/03/23	149,652	0.1
149,250	RP CROWN PARENT LLC TERM LOAN B, 4.738%, (US0003M + 3.500%), 09/22/23	150,245	0.1
139,363	Seattle Spinco, Inc. USD Term Loan B3, 3.987%, (US0003M + 2.750%), 04/30/24	139,575	0.0
247,506	SolarWinds Holdings, Inc. 2017 Term Loan, 4.735%, (US0003M + 3.500%), 02/05/23	248,718	0.1
146,273	Avast Software B.V. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 09/30/23	147,135	0.0
150,000	TTM Technologies, Inc. 2017 Term Loan, 3.834%, (US0003M + 3.250%), 09/14/24	150,656	0.1
123,148	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.833%, (US0003M + 4.500%), 01/27/23	124,138	0.0
149,250	Tessera Hldg Corp Term Loan B, 4.485%, (US0003M + 3.250%), 11/03/23	150,525	0.1
		3,372,096	1.4

	Equipment Leasing: 0.1%
150,000	Brand Energy & Infrastructure Services, Inc. 2017 Term Loan, 5.522%, (US0003M + 4.250%), 06/06/24	150,886	0.1

	Financial Intermediaries: 0.2%
140,000	Blucora, Inc. Term Loan B, 5.073%, (US0003M + 3.750%), 04/19/24	140,642	0.0
150,000	FinCo I LLC 2017 Term Loan B, 2.750%, (US0003M + 2.750%), 06/02/22	151,631	0.1
150,000	Focus Financial Partners, LLC 1st Lien Term Loan, 4.549%, (US0003M + 3.250%), 05/22/24	151,444	0.1
		443,717	0.2

	Food Products: 0.3%
150,000	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 5.312%, (US0003M + 4.000%), 06/21/24	151,312	0.1
69,644	Atrium Innovations Inc. USD Term Loan, 4.833%, (US0003M + 3.500%), 02/13/21	69,934	0.0
245,547	Del Monte Foods, Inc. 1st Lien Term Loan, 4.575%, (US0003M + 3.250%), 02/18/21	212,322	0.1
150,000	Nomad Foods Europe Midco Limited USD Term Loan B, 3.984%, (US0003M + 2.750%), 04/18/24	151,078	0.0

See Accompanying Notes to Financial Statements

66

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products: (continued)
150,000	NPC International, Inc. 1st Lien Term Loan, 4.738%, (US0003M + 3.500%), 03/17/24	151,156	0.1
		735,802	0.3

	Food Service: 0.1%
148,500	US Foods, Inc. 2016 Term Loan B, 3.985%, (US0003M + 2.750%), 06/13/23	149,605	0.0
208,974	Manitowoc Foodservice, Inc. Term Loan B, 3.985%, (US0003M + 3.000%), 04/02/23	210,607	0.1
		360,212	0.1

	Food/Drug Retailers: 0.2%
149,250	Moran Foods LLC Term Loan, 7.235%, (US0003M + 6.000%), 11/29/23	136,750	0.1
150,000	Natures Bounty Co. (The) New 2017 Term Loan, 4.834%, (US0003M + 3.500%), 08/11/24	148,860	0.1
56,109	Supervalu Inc. 2017 Delayed Draw Term Loan, 4.735%, (US0003M + 3.500%), 06/08/24	53,953	0.0
93,516	Supervalu Inc. 2017 Term Loan B, 4.734%, (US0003M + 3.500%), 06/08/24	89,921	0.0
		429,484	0.2

	Forest Products: 0.1%
247,500	Blount International, Inc., Term Loan B USD, 6.242%, (US0003M + 5.000%), 04/12/23	250,130	0.1

	Health Care: 1.3%
149,239	ADMI Corp. - 2015 Term Loan B, 5.065%, (US0003M + 3.750%), 04/30/22	150,762	0.1
148,500	Air Medical Group Holdings, Inc. Term Loan B1, 4.000%, (US0003M + 4.000%), 04/28/22	148,203	0.0
147,516	Air Methods Corporation 2017 Term Loan B, 4.833%, (US0003M + 3.500%), 04/21/24	145,833	0.0
148,500	ATI Physical Therapy, First Lien Term Loan, 4.801%, (US0003M + 3.500%), 04/21/23	150,263	0.1
150,000	Commerce Merger Sub, Inc. 2017 1st Lien Term Loan, 4.828%, (US0003M + 3.250%), 05/31/24	151,125	0.1
148,877	ExamWorks Group, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 07/23/23	149,993	0.1
150,000	Greenway Health, LLC 2017 1st Lien Term Loan, 5.580%, (US0003M + 4.250%), 02/14/24	150,625	0.1
150,000	Kinetic Concepts, Inc. 2017 USD Term Loan B, 4.583%, (US0003M + 3.250%), 01/25/24	149,578	0.0
136,383	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.333%, (US0003M + 3.000%), 06/07/23	137,520	0.0
148,500	Precyse Acquisition Corp., First Lien Term Loan, 5.735%, (US0003M + 4.500%), 09/30/22	149,405	0.0
156,656	NVA Holdings, Inc. USD 1st Lien Term Loan B2, 4.833%, (US0003M + 3.500%), 08/14/21	158,100	0.1
150,000	Parexel International Corporation Term Loan B, 4.334%, (US0003M + 3.250%), 08/07/24	151,238	0.1
148,500	Prospect Medical Holdings, Inc. Term Loan, 7.500%, (US0003M + 6.000%), 06/01/22	151,006	0.1
159,600	Select Medical Corporation 2017 Term Loan B, 4.810%, (US0003M + 3.500%), 01/26/24	161,320	0.1
164,588	Sterigenics-Nordion Holdings, LLC 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 03/23/22	164,793	0.1
149,625	Team Health Holdings, Inc. 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 01/17/24	147,568	0.0
150,000	Tecomet Inc. 2017 Term Loan B, 5.061%, (US0003M + 3.750%), 04/13/24	150,813	0.1
150,000	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.485%, (US0003M + 3.250%), 06/07/24	149,250	0.0

See Accompanying Notes to Financial Statements

67

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care: (continued)
246,250	U.S. Renal Care, Inc. - 2015 Term Loan B, 5.583%, (US0003M + 4.250%), 11/06/22	239,324	0.1
215,061	Vizient, Inc. 2017 Term Loan B, 4.735%, (US0003M + 3.500%), 02/13/23	217,817	0.1
		3,174,536	1.3

	Home Furnishings: 0.1%
148,877	Apollo Security Services Borrower, LLC 2016 1st Lien Term Loan, 3.985%, (US0003M + 2.750%), 05/02/22	150,215	0.1
89,121	Serta Simmons Bedding, LLC 1st Lien Term Loan, 4.802%, (US0003M + 3.500%), 10/20/23	86,707	0.0
		236,922	0.1

	Industrial Equipment: 0.5%
142,041	Columbus McKinnon Corporation Term Loan B, 4.333%, (US0003M + 3.000%), 01/13/24	142,971	0.1
245,547	EWT Holdings III Corp. - 1st Lien Term Loan, 5.083%, (US0003M + 3.750%), 01/15/21	249,077	0.1
245,676	Filtration Group Corporation 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 11/21/20	247,800	0.1
148,875	Global Brass & Copper, Inc. 2016 Term Loan B, 4.500%, (US0003M + 3.250%), 06/15/23	150,178	0.1
180,253	Kenan Advantage Group, Inc. 2015 Term Loan, 4.235%, (US0003M + 3.000%), 07/31/22	180,497	0.1
54,815	Kenan Advantage Group, Inc. CAD Term Loan B, 4.235%, (US0003M + 3.000%), 07/31/22	54,890	0.0
120,959	Cortes NP Acquisition Corporation 2017 Term Loan B, 5.239%, (US0003M + 4.000%), 11/30/23	121,866	0.0
		1,147,279	0.5

	Insurance: 0.8%
199,500	Acrisure, LLC 2016 Term Loan B, 6.272%, (US0003M + 5.000%), 10/28/23	202,118	0.1
245,616	Alliant Holdings I, Inc. 2015 Term Loan B, 4.564%, (US0003M + 3.250%), 07/15/22	246,906	0.1
150,000	Applied Systems, Inc. 2017 1st Lien Term Loan, 4.584%, (US0003M + 3.250%), 09/06/24	151,625	0.1
246,379	AssuredPartners, Inc. 2017 Term Loan, 4.585%, (US0003M + 3.350%), 10/21/22	247,083	0.1
150,000	CCC Information Services, Inc. 2017 1st Lien Term Loan, 4.240%, (US0003M + 3.000%), 03/29/24	149,891	0.0
148,750	CH Hold Corp. 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 01/18/24	149,896	0.1
150,000	CCC Information Services, Inc. 2017 2nd Lien Term Loan, 7.985%, (US0003M + 6.750%), 03/29/25	154,875	0.1
245,558	Hub International Limited Term Loan B, 4.312%, (US0003M + 3.000%), 10/02/20	247,385	0.1
149,250	NFP Corp. Term Loan B, 4.735%, (US0003M + 3.500%), 01/06/24	150,503	0.1
150,000	USI, Inc. 2017 Term Loan B, 4.314%, (US0003M + 3.000%), 03/30/24	149,547	0.0
148,875	VF Holding Corp Reprice Term Loan, 4.485%, (US0003M + 3.250%), 06/30/23	149,599	0.0
		1,999,428	0.8

	Leisure Good/Activities/Movies: 0.5%
150,000	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.584%, (US0003M + 3.250%), 08/15/24	149,317	0.1
149,625	Equinox Holdings, Inc. 2017 Term Loan B, 4.485%, (US0003M + 3.250%), 03/03/24	150,467	0.1
172,948	Fitness International, LLC., Upsized Term Loan B, 7.500%, (PRIME + 3.250%), 07/01/20	174,732	0.1
245,633	LTF Merger Sub, Inc. 2017 Term Loan B, 4.317%, (US0003M + 3.000%), 06/10/22	246,758	0.1
245,570	NEP/NCP Holdco, Inc. Incremental Term Loan, 4.485%, (US0003M + 3.250%), 07/21/22	249,253	0.1

See Accompanying Notes to Financial Statements

68

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/Movies: (continued)
142,105	SRAM, LLC 2017 Incremental Term Loan, 4.578%, (US0003M + 3.250%), 09/18/24	142,638	0.0
142,000	Winnebago Industries, Inc. Term Loan, 5.792%, (US0003M + 4.500%), 10/28/23	143,509	0.0
		1,256,674	0.5

	Lodging & Casinos: 0.5%
245,614	Amaya Holdings B.V. Repriced Term Loan B, 4.833%, (US0003M + 3.500%), 08/01/21	246,774	0.1
147,912	American Casino ENTMT PPTYS Term Loan, 6.500%, (PRIME + 2.250%), 07/07/22	148,467	0.0
150,000	Belmond Interfin Ltd. USD 2017 Term Loan B, 3.985%, (US0003M + 2.750%), 06/21/24	150,375	0.1
149,625	Caesars Growth Properties Holdings, LLC 2017 Term Loan, 4.333%, (US0003M + 3.000%), 05/08/21	149,915	0.1
150,000	Everi Payments Inc. Term Loan B, 5.735%, (US0003M + 4.500%), 05/01/24	151,500	0.1
150,000	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 4.334%, (US0003M + 3.000%), 08/15/24	149,812	0.0
199,500	Scientific Games International, Inc. 2017 Term Loan B4, 4.514%, (US0003M + 3.250%), 08/14/24	200,092	0.1
		1,196,935	0.5

	Oil & Gas: 0.2%
16,518	BCP Renaissance Parent LLC 2017 Term Loan B, 5.334%, (US0003M + 4.500%), 09/19/24	16,712	0.0
246,268	Southcross Energy Partners, L.P., Term Loan, 5.583%, (US0003M + 4.250%), 08/04/21	217,947	0.1
150,000	Summit Midstream Partners Holdings, LLC Term Loan B, 7.235%, (US0003M + 6.000%), 03/06/22	152,250	0.1
150,000	Traverse Midstream Partners LLC 2017 Term Loan, 5.334%, (US0003M + 4.000%), 06/30/18	152,063	0.0
		538,972	0.2

	Publishing: 0.0%
1,653	McGraw Hill Global Education, Term Loan B, 5.235%, (US0003M + 4.000%), 05/04/22	1,626	0.0

	Radio & Television: 0.3%
135,099	CBS Radio Inc. Term Loan B, 4.737%, (US0003M + 3.500%), 10/06/23	136,239	0.0
144,375	Entercom Radio, LLC 2016 Term Loan, 3.500%, (US0003M + 3.500%), 11/01/23	144,916	0.1
149,250	LEARFIELD COMMUNICATIONS INC. 2016 1ST LIEN TERM LOAN, 4.490%, (US0003M + 3.250%), 11/17/23	150,463	0.1
88,125	Lions Gate Entertainment Corp. 2016 1st Lien Term Loan, 4.235%, (US0003M + 3.000%), 10/12/23	88,808	0.0
267,828	Univision Communications Inc. Term Loan C5, 3.985%, (US0003M + 2.750%), 03/15/24	265,758	0.1
		786,184	0.3

	Retailers (Except Food & Drug): 0.4%
174,563	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 4.982%, (US0003M + 3.750%), 01/26/24	167,716	0.1
124,063	Jo-Ann Stores, Inc. 2016 Term Loan, 6.391%, (US0003M + 5.000%), 09/27/23	118,945	0.0
148,875	Leslies Poolmart, Inc., Term Loan B, 5.061%, (US0003M + 3.750%), 07/27/23	149,352	0.0
231,019	Men's Wearhouse, Inc. (The) - Term Loan B, 4.770%, (US0003M + 3.500%), 06/18/21	224,881	0.1
149,229	National Vision, Inc. 1st Lien Term Loan, 4.235%, (US0001M + 3.000%), 03/12/21	149,672	0.1
246,250	Petco Animal Supplies, Inc. 2017 Term Loan B, 4.311%, (US0003M + 3.000%), 01/09/23	204,388	0.1
		1,014,954	0.4

	Surface Transport: 0.2%
149,625	AI Mistral Holdco Limited 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 01/27/24	148,222	0.0

See Accompanying Notes to Financial Statements

69

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Surface Transport: (continued)
149,241		Navistar International Corp. Term Loan B, 5.240%, (US0003M + 4.000%), 08/07/20	150,577	0.1
200,252		OSG Bulk Ships, Inc - OBS Term Loan, 5.570%, (US0003M + 4.250%), 08/05/19	191,116	0.1
			489,915	0.2

		Telecommunications: 0.7%
239,167		Asurion LLC 2017 Term Loan B4, 3.985%, (US0003M + 2.750%), 08/04/22	240,213	0.1
160,000		CenturyLink, Inc. 2017 Term Loan B, 2.750%, 01/31/25	155,343	0.1
148,875		Consolidated Communications, Inc. 2016 Term Loan B, 4.240%, (US0003M + 3.000%), 09/30/23	145,600	0.0
150,000		Global Tel*Link Corporation 1st Lien Term Loan, 5.333%, (US0003M + 4.000%), 05/23/20	151,289	0.1
148,837		LTS Buyer LLC 1st Lien Term Loan, 4.546%, (US0003M + 3.250%), 04/11/20	149,342	0.1
150,000		Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.834%, (US0003M + 4.500%), 08/25/24	151,430	0.1
225,426		Communications Sales & Leasing, Inc. 2017 Term Loan B, 4.235%, (US0003M + 3.000%), 10/24/22	208,800	0.1
150,000		U.S. Telepacific Corporation 2017 Term Loan B, 6.317%, (US0003M + 5.000%), 04/17/23	146,625	0.0
246,884		Windstream Corporation Repriced Term Loan B6, 5.240%, (US0003M + 4.000%), 03/16/21	220,961	0.1
			1,569,603	0.7

		Utilities: 0.4%
149,250		Dayton Power & Light Company (The) Term Loan B, 4.490%, (US0003M + 3.250%), 08/15/22	151,535	0.1
131,783		Dynegy Inc. 2017 Term Loan C, 4.485%, (US0003M + 3.250%), 06/27/23	132,597	0.0
143,731		Helix Gen Funding, LLC Term Loan B, 5.083%, (US0003M + 3.750%), 02/23/24	145,478	0.0
149,623		Meter Readings Holding, LLC 2016 Term Loan B, 7.067%, (US0003M + 5.750%), 08/17/23	152,615	0.1
64,513		Middle River Power LLC Term Loan B, 8.333%, (US0003M + 7.000%), 09/29/22	61,932	0.0
150,000		Nautilus Power, LLC Term Loan B, 5.735%, (US0003M + 4.500%), 04/26/24	151,055	0.1
202,554		TEX Operations Co. LLC Exit Term Loan B, 3.984%, (US0003M + 2.750%), 08/04/23	203,205	0.1
46,429		TEX Operations Co. LLC Exit Term Loan C, 3.982%, (US0003M + 2.750%), 08/04/23	46,578	0.0
			1,044,995	0.4

	Total Bank Loans (Cost $32,812,520)		33,064,137	13.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 15.1%
1,000,000	(1)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.224%, 11/26/47	857,349	0.4
1,600,000	(1)	BANK 2017-BNK6 E, 2.795%, 07/15/60	952,689	0.4
184,172		Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14, 5.273%, 12/11/38	184,564	0.1
8,336,402	(5)	CD 2016-CD1 Mortgage Trust XA, 1.573%, 08/10/49	784,789	0.3
14,660,000	(1),(5)	CD 2016-CD1 Mortgage Trust XB, 0.818%, 08/10/49	806,231	0.4
1,000,000	(1)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.259%, 11/10/46	959,877	0.4
4,185,470	(5)	COMM 2012-CR1 XA, 2.057%, 05/15/45	294,275	0.1
13,029,896	(5)	COMM 2012-CR3 XA, 2.174%, 10/15/45	926,727	0.4
1,036,527	(5)	COMM 2012-CR4 XA, 2.002%, 10/15/45	67,633	0.0
7,551,652	(1),(5)	COMM 2012-LTRT XA, 1.150%, 10/05/30	288,518	0.1
7,204,624	(5)	COMM 2016-COR1 XA, 1.630%, 10/10/49	676,146	0.3
2,861,585	(5)	COMM 2016-CR28 XA, 0.400%, 02/10/49	118,930	0.1
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/50	1,003,542	0.4
1,000,000	(1)	COMM 2017-COR2 D, 3.000%, 09/10/50	800,239	0.3
21,670,000	(5)	COMM 2017-COR2 XA, 1.186%, 09/10/50	1,982,441	0.8
2,962,000	(1)	Core Industrial Trust 2015-TEXW E, 3.977%, 02/10/34	2,937,994	1.2

See Accompanying Notes to Financial Statements

70

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,000	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 E, 5.736%, 05/15/36	10,259	0.0
1,000,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/38	1,008,779	0.4
13,200,000	(5)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.905%, 09/15/50	706,052	0.3
6,668,621	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.542%, 02/25/20	776,506	0.3
24,126,229	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X1, 1.685%, 10/25/21	1,239,031	0.5
10,470,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.853%, 12/25/41	960,524	0.4
7,530,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K039 X3, 2.177%, 08/25/42	953,647	0.4
8,937,711	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.085%, 02/25/41	580,207	0.3
100,000	(5)	Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.896%, 08/25/39	9,624	0.0
724,566	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	2,412	0.0
203,197,429	(1),(5)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/47	547,780	0.2
8,490,000	(1),(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.421%, 12/15/47	136,978	0.1
140,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.512%, 06/12/41	142,133	0.1
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	1,005,134	0.4
622,723		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4 B, 5.129%, 10/15/42	621,080	0.3
500,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 C, 5.581%, 07/15/46	536,518	0.2
6,515,923	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.822%, 06/15/45	319,568	0.1
1,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/47	768,251	0.3
1,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.188%, 01/15/46	930,036	0.4
34,513,412	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.271%, 07/15/47	1,443,296	0.6
1,000,000	(1)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.250%, 11/15/45	981,594	0.4
489,212	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	490,342	0.2
2,032	(1)	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, (1.000*US0001M + 0.700%), 03/18/51	2,017	0.0
4,316		LB-UBS Commercial Mortgage Trust 2005-C3 D, 4.954%, 07/15/40	4,369	0.0
1,000,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	995,584	0.4
760,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	755,867	0.3
1,000,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C5 H, 5.350%, 09/15/40	989,114	0.4
2,356,630	(1),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.392%, 03/10/50	125,966	0.1
1,000,000	(1)	Merrill Lynch Mortgage Trust 2004-BPC1 E, 5.167%, 10/12/41	1,002,128	0.4
812,966		ML-CFC Commercial Mortgage Trust 2006-1 B, 6.074%, 02/12/39	811,881	0.4
14,659,895	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.283%, 12/15/47	730,478	0.3

See Accompanying Notes to Financial Statements

71

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
9,977,098	(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33 XA, 1.609%, 05/15/50	923,544	0.4
270,000	(1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.588%, 09/15/47	287,547	0.1
417,118	(1),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.028%, 08/15/45	29,621	0.0
3,719,423	(1),(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 2.170%, 11/15/45	292,813	0.1
7,119,596	(1),(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.505%, 03/15/48	341,735	0.2
1,600,000	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/58	1,017,939	0.4

	Total Commercial Mortgage-Backed Securities (Cost $36,083,727)		36,122,298	15.1

U.S. TREASURY OBLIGATIONS: 11.5%
		U.S. Treasury Notes: 11.5%
22,490,000		1.375%, 09/30/19	22,442,560	9.4
5,000,000		1.875%, 09/30/22	4,986,523	2.1
9,000		2.125%, 09/30/24	8,974	0.0
9,000		2.250%, 08/15/27	8,936	0.0

	Total U.S. Treasury Obligations (Cost $27,458,989)		27,446,993	11.5

ASSET-BACKED SECURITIES: 14.2%
		Automobile Asset-Backed Securities: 0.1%
166,000		Santander Drive Auto Receivables Trust 2015-1 D, 3.240%, 04/15/21	168,417	0.1

		Home Equity Asset-Backed Securities: 1.4%
666,584		GSAA Home Equity Trust 2006-3 A3, 1.537%, (1.000*US0001M + 0.300%), 03/25/36	514,935	0.2
951,825		GSAA Home Equity Trust 2006-4 4A3, 3.412%, 03/25/36	799,974	0.3
1,474,158		GSAA Trust 2006-7 AF2, 5.995%, 03/25/46	1,077,826	0.5
1,122,905		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.467%, (1.000*US0001M + 0.230%), 02/25/37	1,020,494	0.4
			3,413,229	1.4

		Other Asset-Backed Securities: 10.8%
190,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.304%, (1.000*US0003M + 2.000%), 10/15/27	191,414	0.1
140,000	(1)	American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	151,557	0.1
130,000	(1)	Apidos CLO XI 2012-11A BR, 3.254%, (1.000*US0003M + 1.950%), 01/17/28	130,887	0.1
120,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.154%, (1.000*US0003M + 1.850%), 04/17/26	120,329	0.1
200,000	(1)	Apidos CLO XVII 2014-17A BR, 3.804%, (1.000*US0003M + 2.500%), 04/17/26	200,766	0.1
500,000	(1)	Ares XXIX CLO Ltd. 2014-1A BR, 3.604%, (1.000*US0003M + 2.300%), 04/17/26	501,090	0.2
250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.664%, (1.000*US0003M + 2.350%), 04/25/26	251,210	0.1
1,500,000	(1)	Babson CLO Ltd. 2013-IIA C, 4.554%, (1.000*US0003M + 3.250%), 01/18/25	1,500,333	0.6
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.507%, (1.000*US0003M + 2.200%), 07/20/25	250,800	0.1
250,000	(1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.704%, (1.000*US0003M + 2.400%), 01/15/26	250,222	0.1
280,000	(1)	BlueMountain CLO 2012-2A BR, 3.216%, (1.000*US0003M + 1.900%), 11/20/28	281,851	0.1
1,000,000	(1)	BlueMountain CLO 2014-2A DR, 4.307%, (1.000*US0003M + 3.000%), 07/20/26	1,001,577	0.4
180,000	(1)	BlueMountain CLO 2014-4A B1R, 3.167%, (1.000*US0003M + 1.850%), 11/30/26	181,044	0.1
160,000	(1)	BlueMountain CLO 2014-4A CR, 3.867%, (1.000*US0003M + 2.550%), 11/30/26	161,388	0.1
1,000,000	(1)	BlueMountain CLO 2013-3A DR, 4.211%, (1.000*US0003M + 2.900%), 10/29/25	1,000,147	0.4
350,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 3.204%, (1.000*US0003M + 1.900%), 04/15/29	352,152	0.2

See Accompanying Notes to Financial Statements

72

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
150,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.207%, (1.000*US0003M + 1.900%), 01/20/29	151,108	0.1
250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.467%, (1.000*US0003M + 2.150%), 07/27/26	251,748	0.1
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.667%, (1.000*US0003M + 2.350%), 06/09/30	251,034	0.1
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.563%, (1.000*US0003M + 2.250%), 07/23/30	501,912	0.2
600,000	(9)	CIFC Funding 2013-2A A3LR, 3.950%, 10/18/30	600,000	0.3
1,000,000	(1)	CIFC Funding 2014-3A DR, 4.463%, (1.000*US0003M + 3.150%), 07/22/26	1,000,070	0.4
250,000	(1)	CIFC Funding 2017-2A C, 3.657%, (1.000*US0003M + 2.350%), 04/20/30	251,146	0.1
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.942%, (1.000*US0001M + 0.705%), 09/25/35	1,046,932	0.4
280,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.154%, (1.000*US0003M + 1.850%), 10/15/28	281,831	0.1
350,000	(1)	Dryden 49 Senior Loan Fund 2017-49A A, 2.538%, (1.000*US0003M + 1.210%), 07/18/30	350,680	0.1
250,000	(1)	Dryden Senior Loan Fund 2014-31A CR, 3.404%, (1.000*US0003M + 2.100%), 04/18/26	250,687	0.1
250,000	(1)	Dryden Senior Loan Fund 2014-34A CR, 3.454%, (1.000*US0003M + 2.150%), 10/15/26	250,904	0.1
250,000	(1)	Dryden Senior Loan Fund 2017-47A C, 3.595%, (1.000*US0003M + 2.200%), 04/15/28	250,941	0.1
600,000	(1),(3)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.154%, (1.000*US0003M + 1.850%), 10/15/27	600,000	0.3
1,000,000	(1)	Dryden XXV Senior Loan Fund 2012-25A D, 5.304%, (1.000*US0003M + 4.000%), 01/15/25	999,999	0.4
1,150,000	(1),(3)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.359%, (1.000*US0003M + 3.000%), 10/15/27	1,150,000	0.5
250,000	(1)	Flatiron CLO Ltd. 2013-1A A2R, 2.954%, (1.000*US0003M + 1.650%), 01/17/26	250,149	0.1
250,000	(1)	Flatiron CLO Ltd. 2013-1A BR, 3.654%, (1.000*US0003M + 2.350%), 01/17/26	250,300	0.1
550,000	(9)	Gilbert Park CLO Ltd. 2017-1A C, 3.320%, 10/15/30	550,000	0.2
100,000	(1)	Invitation Homes Trust 2014-SFR2 E, 4.384%, (1.000*US0001M + 3.150%), 06/17/32	101,240	0.0
250,000	(1)	Jay Park CLO Ltd. 2016-1A B, 3.707%, (1.000*US0003M + 2.400%), 10/20/27	250,390	0.1
250,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.456%, (1.000*US0003M + 2.150%), 01/19/25	251,236	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 4.292%, (1.000*US0003M + 3.000%), 08/13/25	704,726	0.3
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.404%, (1.000*US0003M + 2.100%), 04/15/26	250,270	0.1
500,000	(1)	Octagon Investment Partners XVI Ltd. 2013-1A D, 4.654%, (1.000*US0003M + 3.350%), 07/17/25	501,447	0.2
340,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 3.107%, (1.000*US0003M + 1.800%), 01/20/28	340,660	0.1
500,000	(1)	Palmer Square CLO 2015-1A BR Ltd., 3.866%, (1.000*US0003M + 2.550%), 05/21/29	505,629	0.2
300,000	(1)	Palmer Square CLO 2013-2A BR Ltd., 3.554%, (1.000*US0003M + 2.250%), 10/17/27	302,092	0.1
300,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 3.707%, (1.000*US0003M + 2.400%), 07/20/30	299,969	0.1

See Accompanying Notes to Financial Statements

73

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Other Asset-Backed Securities: (continued)
	685,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (1.000*US0003M + 4.850%), 10/15/25	684,969	0.3
	400,000	(1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	406,355	0.2
	531,000	(1),(3),(9)	Recette CLO Ltd. 2015-1A CR, 3.063%, (1.000*US0003M + 1.700%), 10/20/27	531,000	0.2
	670,000	(1),(3),(9)	Recette CLO Ltd. 2015-1A DR 0.000%, (1.000*US0003M + 2.750%), 10/20/27	670,000	0.3
	220,000	(1)	Shackleton CLO Ltd. 2016-9A A, 2.807%, (1.000*US0003M + 1.500%), 10/20/28	222,091	0.1
	800,000	(1)	Shackleton 2014-5A D CLO Ltd., 4.712%, (1.000*US0003M + 3.400%), 05/07/26	800,432	0.3
	120,000	(1)	Symphony CLO Ltd. 2016-18A B, 3.113%, (1.000*US0003M + 1.800%), 01/23/28	120,426	0.1
	250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.507%, (1.000*US0003M + 2.200%), 10/20/26	251,052	0.1
	300,000	(1)	THL Credit Wind River 2017-2A A Clo Ltd., 2.544%, (1.000*US0003M + 1.230%), 07/20/30	301,374	0.1
	350,000	(1)	THL Credit Wind River CLO Ltd. 2017-1A C, 3.604%, (1.000*US0003M + 2.300%), 04/18/29	351,327	0.2
	2,000,000	(1)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/55	2,037,113	0.9
				25,650,006	10.8

			Student Loan Asset-Backed Securities: 1.9%
	750,000	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/41	709,562	0.3
	1,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/45	874,538	0.4
	1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	979,872	0.4
	1,000,000	(1)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/40	1,028,323	0.4
	1,000,000	(1)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/40	998,400	0.4
				4,590,695	1.9

		Total Asset-Backed Securities (Cost $33,470,209)		33,822,347	14.2

FOREIGN GOVERNMENT BONDS: 7.8%
	1,075,000		Argentine Republic Government International Bond, 6.875%, 01/26/27	1,162,612	0.5
ARS	2,000,000		Republic of Argentina, 18.200%, 10/03/21	118,942	0.1
CLP	365,000,000		Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	576,085	0.2
BRL	1,115,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	364,987	0.2
BRL	7,838,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2,551,519	1.1
BRL	4,308,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/25	1,396,473	0.6
	1,000,000		Brazilian Government International Bond, 6.000%, 04/07/26	1,112,500	0.5
COP	1,291,400,000		Colombian TES, 11.000%, 07/24/20	501,317	0.2
	250,000		Egypt Government International Bond, 7.500%, 01/31/27	272,634	0.1
HUF	64,290,000		Hungary Government Bond, 7.500%, 11/12/20	295,564	0.1
IDR	1,079,000,000		Indonesia Treasury Bond, 8.375%, 09/15/26	90,404	0.0
IDR	1,153,000,000		Indonesia Treasury Bond, 11.000%, 09/15/25	109,688	0.0
	500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/27	511,075	0.2
MXN	9,000,000		Mexican Bonos, 6.500%, 06/10/21	491,659	0.2
PEN	509,000	(1)	Peru Government Bond, 6.150%, 08/12/32	164,987	0.1
	750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/27	775,313	0.3
RUB	45,350,000		Russian Federal Bond - OFZ, 6.400%, 05/27/20	769,831	0.3
RUB	10,510,000		Russian Federal Bond - OFZ, 7.000%, 01/25/23	178,672	0.1
RUB	84,770,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,475,670	0.6

See Accompanying Notes to Financial Statements

74

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2017 (Unaudited) (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
RUB	142,790,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	2,496,228	1.0
RUB	102,540,000		Russian Federal Bond - OFZ, 7.000%, 08/16/23	1,745,068	0.7
	400,000	(1)	Sri Lanka Government International Bond, 6.200%, 05/11/27	420,372	0.2
TRY	822,000		Turkey Government Bond, 9.200%, 09/22/21	218,192	0.1
	450,000		Ukraine Government International Bond, 7.375%, 09/25/32	438,525	0.2
UYU	10,000,000		Uruguay Government International Bond, 9.875%, 06/20/22	371,921	0.2

		Total Foreign Government Bonds (Cost $17,905,627)		18,610,238	7.8

	Value	Percentage of Net Assets
PURCHASED OPTIONS (10),(11): –%
Total Purchased Options (Cost $50,871)	–	–

Total Long-Term Investments (Cost $217,435,949)	222,146,288	93.1

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 19.1%
			Securities Lending Collateral(12): 0.5%
	170,715		Bank of Montreal, Repurchase Agreement dated 09/29/17, 1.04%, due 10/02/17 (Repurchase Amount $170,730, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $174,129, due 04/15/18-02/15/43)	170,715	0.1
	1,000,000		BNP Paribas S.A., Repurchase Agreement dated 09/29/17, 1.06%, due 10/02/17 (Repurchase Amount $1,000,087, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 11/01/18-08/20/67)	1,000,000	0.4
				1,170,715	0.5

			Commercial Mortgage-Backed Securities: 0.0%
	2,771,097	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 2.119%, 08/25/18
			(Cost $24,830)	30,377	0.0

			Foreign Government Bonds: 0.1%
ARS	7,100,000		Republic of Argentina, 21.200%, 09/19/18
			(Cost $474,418)	408,234	0.1

			U.S. Treasury Obligations: 2.5%
	5,950,000		United States Treasury Note, 0.625%, 06/30/18
			(Cost $5,922,486)	5,921,182	2.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 16.0%
38,111,575	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.930%
		(Cost $38,111,575)	38,111,575	16.0

	Total Short-Term Investments (Cost $45,704,024)		45,642,083	19.1

	Total Investments in Securities (Cost $263,139,973)		$267,788,371	112.2
	Liabilities in Excess of Other Assets		(29,153,630)	(12.2)
	Net Assets		$238,634,741	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Settlement is on a when-issued or delayed-delivery basis.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of September 30, 2017.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(10)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	Non-income producing security.
(12)	Represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of September 30, 2017.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble
TRY	Turkish New Lira
UYU	Uruguayan Peso Uruguayo

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

75

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 7, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 7, 2017